UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-08073

STATE FARM VARIABLE PRODUCT TRUST

(Exact name of registrant as specified in charter)

Three State Farm Plaza Bloomington, IL	61710-0001
(Address of principal executive offices)	(Zip code)

Alan Goldberg
K&L Gates LLP
Paul J. Smith	Three First National Plaza
One State Farm Plaza	70 West Madison St., Suite 3100
Bloomington, Illinois 61710-0001	Chicago, Illinois 60602

(Names and addresses of agents for service)

Registrant’s telephone number, including area code: 1-888-702-2307

Date of fiscal year end: 12/31/2013

Date of reporting period: 12/31/2013

ITEM 1.	REPORTS TO STOCKHOLDERS.

1-888-702-2307

State Farm VP Management Corp.

Customer Service Representatives are available 8:00 a.m. until 6:00 p.m. (Central Time) Monday through Friday (except holidays)

This report and any financial information contained herein are submitted for the general information of the owners of interests in State Farm Life Insurance Company and State Farm Life and Accident Assurance Company Variable Life Separate Accounts or Variable Annuity Separate Accounts (the “Accounts”). This report provides the results of operations for each of the Funds of the State Farm Variable Product Trust. It is possible to invest in these underlying Funds only through the purchase of a State Farm Variable Universal Life Insurance policy or State Farm Variable Deferred Annuity policy. Please read the prospectus and consider the investment objectives, charges and expenses and other information it contains about the Accounts carefully before investing.

Variable Deferred Annuity (VA) policy series 97040 & 97090 in all states except MT, NY, WI; 97090 in MT; A97040 & A97090 in NY, WI.

Variable Universal Life (VUL) policy series 97035, and also 97036 in TX, except MT, NY, WI; 97085 in MT; A97035 in NY & WI.

Before investing, consider the Funds’ investment objectives, risks, charges and expenses. Contact State Farm VP Management Corp. (1-888-702-2307) for a prospectus containing this and other information. Read it carefully.

Investing involves risk, including potential for loss.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities, and information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12 month period ended June 30, are available without charge upon request at 1-800-447-4930 and at http://www.sec.gov.

The Funds file complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the Commission’s website at http://www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Funds make the information on Form N-Q available to shareholders upon request without charge at 1-800-447-4930.

Any website referenced in this report is an inactive textual reference only, and information contained in or otherwise accessible through that website does not form a part of, and is not incorporated by reference into, this report.

Distributor: State Farm VP Management Corp.

Message to Variable Product Customers

Dear Policyowners,

Thank you for purchasing a State Farm® Variable Product. Enclosed is the Annual Report for the 12-month period ended December 31, 2013, for the State Farm Variable Product Trust (“the Trust”). We encourage your review and consideration of this entire report.

Market Review

During 2013, the U.S. and international equity markets experienced positive returns while fixed income markets were mixed, with some fixed income indices achieving negative single-digit total returns, due primarily to higher interest rates.

In the U.S., equity markets (as represented by the S&P 500® Index1) achieved positive total returns in ten of the past twelve months ended December 31, 2013. Throughout the period, equity markets were influenced by many positive factors including: generally subdued inflation, improving corporate earnings, and modest positive growth in Gross Domestic Product (GDP) – all factors that contributed to improved investor confidence and an increase in equity market price-to-earnings (P/E) valuations. In addition, the Federal Reserve maintained an accommodative monetary policy by leaving the Fed Funds Rate unchanged in a target range of 0% to 0.25%, where it remained for the entire 12-month period ended December 31, 2013.

However, the market environment was not without its challenges. In January, equity markets had to evaluate the U.S. congressional budget vote on what was known as the “fiscal cliff” and the impacts of the resulting fiscal decisions. During February and March, several international equity markets turned negative and became increasingly volatile as unresolved concerns about sovereign debt issues in several European countries as well as a banking crisis in the small island nation of Cyprus weighed on investor sentiment.

Major Market Indices	1-year Total Return as of 12/31/2013
S&P 500 Index	32.39%
Russell MidCap Index	34.76%
Russell 2000 Index	38.82%
MSCI EAFE Free Index	22.78%
MSCI All Country World Index ex-U.S. Index	15.29%
MSCI Emerging Markets Index	-2.60%
Barclays Intermediate U.S. Government/Credit Index	-0.86%

Throughout the second half of the fiscal year, the markets were focused on commentary from the Federal Reserve about its intentions and timing of potentially reducing its asset-purchase programs known as “quantitative easing.” In addition, the markets digested renewed fears of the fiscal cliff and a two week U.S. government shutdown in October 2013. In mid-December, the Federal Reserve announced that it would begin to reduce (“taper”) its asset-purchase program beginning in January 2014.

For the year ended December 31, 2013, large cap stocks (as represented by the S&P 500 Index) posted total returns of 32.39%, while mid-cap stocks (as represented by the Russell Midcap Index2) and small cap stocks (as represented by the Russell 2000® Index3) posted total returns of 34.76% and 38.82%, respectively.

1	Source: Standard and Poor’s. The S&P 500 Index is a capitalization-weighted measure of common stocks of 500 large U.S. companies. It is not possible to invest directly in an index. Past performance does not guarantee future results.

2	Source: Bloomberg. The Russell Midcap Index measures the performance of the mid-cap segment of the U.S. equity universe. The Russell Midcap is a subset of the Russell 1000 Index. It includes approximately 800 of the smallest securities of the Russell 1000 Index based on a combination of their market cap and current index membership. The Russell Midcap represents approximately 31% of the total market capitalization of the Russell 1000 companies. It is not possible to invest directly in an index. Past performance does not guarantee future results.

3	Source: Bloomberg. The Russell 2000 Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000 is a subset of the Russell 3000 Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2000 of the smallest securities of the Russell 3000 Index based on a combination of their market cap and current index membership. The stocks of small companies are more volatile than the stocks of larger, more established companies. It is not possible to invest directly in an index. Past performance does not guarantee future results.

Message to Variable Product Customers (continued)

International equities markets, as represented by the MSCI EAFE Free® Index and the MSCI All Country World Index (ACWI) ex-U.S. Index, posted positive total returns of 22.78% and 15.29%, respectively, for the year in U.S. dollar terms. Within the MSCI EAFE Free Index, developed European markets like Finland and Ireland were among the strongest performing markets, rising 46.04% and 41.15%, respectively, in U.S. dollar terms. Meanwhile, the United Kingdom – the largest country weighting in the MSCI EAFE Free Index at 22.0%, increased 20.67% in U.S. dollar terms. Stock market performance in emerging market countries, however, was negative during the period, with the MSCI Emerging Markets Index posting a total return of –2.60% in U.S. dollar terms4.

Within the bond markets, prices of U.S. Treasuries declined as concerns grew that the Federal Reserve might start reducing the amount of its asset-purchase programs sooner than expected by the markets. Over the entire 12-months, the yield on 10-year U.S. Treasuries rose from 1.78% at the beginning of the period to a high of 3.04% on December 31, 2013. Short-term yields remained low, with 3-month U.S. Treasury yields increasing 2 basis points from 0.05% at the beginning of the period to 0.07% on December 31, 20135.

4

Source: Bloomberg. The Morgan Stanley Capital International Europe, Australasia and Far East Free (EAFE® Free) Index currently measures the performance of stock markets of Europe, Australia, New Zealand, and the Far East. The MSCI All Country World Index (ex-U.S.) (MSCI ACWI ex-U.S. Index) is a free float adjusted market capitalization index that is designed to measure equity market performance in global developed and emerging markets, excluding the United States. As of June 30, 2013, the MSCI ACWI ex-U.S. Index consisted of 44 developed and emerging market country indices. The Morgan Stanley Capital International Emerging Markets Index is a float-adjusted market capitalization index designed to measure equity market performance in global emerging markets. Foreign securities involve risks not normally associated with investing in the U.S., including higher trading and custody costs, less stringent accounting, legal and reporting practices, potential for political and economic instability, and the fluctuation and potential regulation of currency exchange and exchange rates, all of which are magnified in emerging markets. It is not possible to invest directly in an index. Past performance does not guarantee future results.

5	Source: The U.S. Department of Treasury. A 10-year U.S. Treasury Bond is a debt obligation issued by the U.S. Treasury that has a term of more than one year, but not more than 10 years. A 3-month U.S. Treasury Bill is a debt obligation issued by the U.S. Treasury that has a term of 92 days or less. U.S. Treasury securities are backed by the full faith and credit of the U.S. government and are guaranteed only as to the prompt payment of principal and interest, and are subject to market risks if sold prior to maturity. Bonds have historically been less volatile than stocks, but are sensitive to changes in interest rates. Past performance does not guarantee future results.

Message to Variable Product Customers (continued)

Among major fixed income indices, the Barclays Intermediate U.S. Government/Credit Index provided a total return of –0.86% for the year ended December 31, 2013, as bond price declines, due primarily to higher interest rates, offset bond coupon income6.

With negative total returns for some bond-oriented indices, it is important to remember the risk that is present when investing, even in bond funds. Investing involves risk, including a potential for loss.

While changes in the markets, either positive or negative, are part of investing, State Farm Investment Management Corp. has consistently maintained a long-term, disciplined approach to managing investment risk7.

We believe individuals increase their chance for investment success by remaining focused on their long-term goals and maintaining an appropriate asset allocation mix8. As always, your registered State Farm agent is available to discuss your financial needs and risk tolerance.

On behalf of the entire State Farm Variable Products team, thank you for your continued business and allowing us to serve your investment needs.

Sincerely,

Joe R. Monk Jr.
Senior Vice President
State Farm Investment Management Corp.

6	The Barclays U.S. Government/Credit Intermediate Index contains U.S. Government and corporate bonds with maturities above 1 year and an outstanding par value of at least $250 million. It is not possible to invest directly in an index. Bonds have historically been less volatile than stocks, but are sensitive to changes in interest rates. Past performance does not guarantee future results.

7	Investing involves risk, including potential for loss.

8	Asset allocation cannot guarantee a profit or protect against a loss in a declining market.

State Farm Variable Product Trust Large Cap Equity Fund

Management’s Discussion of Fund Performance (unaudited)

Overview

Describe the Fund’s investment objective and philosophy.

The Large Cap Equity Fund (the “Fund”) is sub-advised by Bridgeway Capital Management, Inc. (“Bridgeway”) and Westwood Management Corp. (“Westwood”). Bridgeway and Westwood each manage approximately one-half of the Fund’s assets. State Farm Investment Management Corp. monitors the performance of the sub-advisers and the split of the Fund’s portfolio between the sub-advisers. The benchmark for the Fund is the S&P 500 Index (the “Index”).

The Fund seeks long-term growth of capital. In doing so, the Fund invests primarily in large capitalization stock issued by U.S. companies. Bridgeway defines “large stocks” as the largest 1,000 U.S. companies as measured by market capitalization (stock market worth). Westwood defines large capitalization companies as those companies with market capitalizations greater than $5 billion at the time of purchase.

Bridgeway selects stocks using its proprietary, quantitative investment models to identify stocks within the large-cap growth category for the Fund. Growth stocks are those that Bridgeway believes have above average prospects for economic growth. Westwood invests in a portfolio of seasoned companies utilizing a value style of investing in which it chooses those stocks that Westwood believes have earnings prospects that are currently undervalued by the market relative to some financial measure of worth such as the ratio of price to earnings, price to sales or price to cash flow. Westwood defines seasoned companies as those that generally have been operating for at least three years.

Describe the relevant market environment as it related to the Fund for the reporting period.

In the U.S., equity markets (as represented by the S&P 500 Index) achieved positive total returns in ten of the past twelve months ended December 31, 2013. Throughout the period, equity markets were influenced by many positive factors including: generally subdued inflation, improving corporate earnings, and modest positive growth in Gross Domestic Product (GDP) – all factors that contributed to improved investor confidence and an increase in equity market price-to-earnings (P/E) valuations. In addition, the Federal Reserve maintained an accommodative monetary policy by leaving the Fed Funds Rate unchanged in a target range of 0% to 0.25%, where it remained for the entire 12-month period ended December 31, 2013.

However, the market environment was not without its challenges. In January, equity markets had to evaluate the U.S. congressional budget vote on what was known as the “fiscal cliff” and the impacts of the resulting fiscal decisions. During February and March, several international equity markets turned negative and became increasingly volatile as unresolved concerns about sovereign debt issues in several European countries as well as a banking crisis in the small island nation of Cyprus weighed on investor sentiment.

Throughout the second half of the fiscal year, the markets were focused on commentary from the Federal Reserve about its intentions and timing of potentially reducing its asset-purchase programs known as “quantitative easing.” In addition, in the fall of 2013, the markets digested renewed fears of the fiscal cliff and a two week U.S. government shutdown in October 2013. In mid-December, the Federal Reserve announced that it would begin to reduce (“taper”) its asset-purchase program beginning in January 2014.

Throughout the year, oil and gold prices were volatile. Oil prices began the period at around $92/barrel and ranged between approximately $87 and $111/barrel during the period, before ending the period December 2013 around $98/barrel, an increase of 7% for the 12-month period. Gold prices began the period at around $1,675 per troy ounce and ranged between approximately $1,182 and $1,695 per troy ounce during the period, before ending the period December 2013 around $1,202/oz., a decrease of –28% for the 12-month period.

The U.S. dollar declined against both the euro and British pound during the period. For the period January 2013 through December 2013, the U.S. dollar decreased by approximately –4% to $1.37/euro. Versus the British pound, the U.S. dollar decreased by approximately –2% during the period to $1.66/£.

The 12-month total return for the S&P 500 Index was 32.39% for the period ended December 31, 2013. The total return for the period reflected an increase in corporate earnings per share for the S&P 500 Index companies of approximately 8%, an expansion of the price/earnings valuation of the S&P 500 Index of approximately 20%, and a dividend return of approximately 2.3%.

Growth stocks, as represented by the Russell 1000 Growth Index, produced a total return of 33.48%, which outperformed value stocks, as represented by the Russell 1000 Value Index, which experienced a total return of 32.53%1.

1	The Russell 1000 Growth Index is an unmanaged market capitalization-weighted index of growth-oriented stocks of the largest U.S. domiciled companies. It includes those Russell 1000 companies with higher price-to-book ratios and higher expected growth values. The Russell 1000 Value Index is an unmanaged market capitalization-weighted index of value-oriented stocks of the largest U.S. domiciled companies. It includes those Russell 1000 companies with lower price-to-book ratios and lower expected growth values.

Provide an illustration of the Fund’s investments.

Fund Composition*

*	Illustrated by sector and based on total net assets as of December 31, 2013. Please refer to the Schedule of Investments later in this report for details concerning Fund holdings.

How did the Fund perform during the reporting period?

For the 1-year period ended December 31, 2013, the Large Cap Equity Fund had a total return of 33.33% compared to a 32.39% return for the S&P 500 Index. The line graph and table below provide additional perspective on the Fund’s long term results.

Comparison of change in value of $10,000 investment

for the periods ended December 31

The performance data quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that your account value, when redeemed, may be worth more or less than the premiums you paid. Recent performance may be less than the figures shown. Obtain contract-level standardized total returns current to the most recent month-end on statefarm.com® for the State Farm Variable Deferred Annuity Policy at http:// www.statefarm.com/insurance/life_annuity/annuity/variable/vdapandr.asp; and the State Farm Variable Universal Life Insurance Policy at http://www.statefarm.com/insurance/life_annuity/life/vari_univ/vulpandr.asp.

*	The S&P 500 Index tracks the common stock performance of large U.S. companies in the manufacturing, utilities, transportation, and financial industries. In total, the S&P 500 is comprised of 500 common stocks. Unlike an investment in the Large Cap Equity Fund, a theoretical investment in the Index does not reflect any expenses. It is not possible to invest directly in an index.

Performance Analysis

What factors helped and hindered performance during the reporting period?

During the 1-year period ended December 31, 2013, Bridgeway and Westwood generated portfolio returns (before fees and expenses) of 37.82% and 30.63%, respectively, compared to a 32.39% return for the S&P 500 Index over the same time period.

Below are discussions concerning the individual investments made by Bridgeway and Westwood during the course of the reporting period.

Bridgeway Capital Management, Inc. (51.61% of the Fund’s total investments)

The tables below show the securities that were the leading contributors and detractors to Bridgeway’s performance during the year as well as a recap of the top ten holdings within Bridgeway’s portion of the Fund.

Among the largest contributors to Bridgeway’s performance during the year were the following five holdings, with all posting double-digit gains during the period with the exception of Western Digital Corp., which posted a triple-digit gain during the period.

Bridgeway - Top 5 Contributors

Security	Sector	% of Bridgeway’s Total Investments as of 12/31/2013
Regeneron Pharmaceuticals Inc.	Health Care	1.8%
Western Digital Corp.	Information Technology	1.9%
Alliance Data Systems Corp.	Information Technology	2.1%
Seagate Technology PLC	Information Technology	1.6%
Celgene Corp.*	Health Care	sold

* Sold prior to 12/31/2013. Price change referenced is from 1/1/2013 to date sold.

Among the largest detractors to Bridgeway’s performance during the year were the following five holdings, with all posting double-digit losses during the period except Equinix Inc., which posted a single-digit loss during the period.

Bridgeway - Top 5 Detractors

Security	Sector	% of Bridgeway’s Total Investments as of 12/31/2013
Rackspace Hosting Inc.	Information Technology	0.5%
Cliffs Natural Resources Inc.*	Materials	sold
Tenet Healthcare Corp.*	Health Care	sold
Pioneer Natural Resources Co.	Energy	1.0%
Equinix Inc.*	Utilities	sold

* Sold prior to 12/31/2013. Price change referenced is from 1/1/2013 to date sold.

Among the top ten largest holdings within Bridgeway’s portion of the Fund, all posted double-digit gains during the period except Western Digital Corp., which posted a triple-digit gain during the period, and Apple Inc. and Goodyear Tire & Rubber Co., which each posted single-digit gains during the year.

Bridgeway - Top 10 Holdings

Security	Sector	% of Bridgeway’s Total Investments as of 12/31/2013
Apple Inc.	Information Technology	2.8%
Alliance Data Systems Corp.	Information Technology	2.1%
Sealed Air Corp.	Materials	2.0%
Goodyear Tire & Rubber Co., The	Consumer Discretionary	2.0%
Sherwin-Williams Co., The	Materials	1.9%
Western Digital Corp.	Information Technology	1.9%
Regeneron Pharmaceuticals Inc.	Health Care	1.8%
Seagate Technology PLC	Information Technology	1.6%
Delta Air Lines Inc.	Industrials	1.4%
Delphi Automotive PLC	Consumer Discretionary	1.4%

Westwood Management Corp. (48.39% of the Fund’s total investments)

The tables below show the securities that were the leading contributors and detractors to Westwood’s performance during the year as well as a recap of the top ten holdings within Westwood’s portion of the Fund.

Among the largest contributors to Westwood’s performance during the year were the following five holdings, with all posting double-digit gains during the period.

Westwood - Top 5 Contributors

Security	Sector	% of Westwood’s Total Investments as of 12/31/2013
American International Group Inc.	Financials	2.1%
Hartford Financial Services Group Inc., The	Financials	2.1%
Boeing Co., The	Industrials	1.3%
Viacom Inc. Class B	Consumer Discretionary	2.0%
Microsoft Corp.*	Information Technology	sold

* Sold prior to 12/31/2013. Price change referenced is from 1/1/2013 to date sold.

Among the largest detractors to Westwood’s performance during the year were the following five holdings, with all posting single-digit losses during the period except Ventas Inc., which posted a double-digit loss during the period.

Westwood - Top 5 Detractors

Security	Sector	% of Westwood’s Total Investments as of 12/31/2013
Ventas Inc.	Financials	1.0%
Aflac Inc.*	Financials	sold
DaVita HealthCare Partners Inc.*	Health Care	sold
EOG Resources Inc.	Energy	0.8%
EMC Corp.*	Information Technology	sold

* Sold prior to 12/31/2013. Price change referenced is from 1/1/2013 to date sold.

Among the top ten largest holdings within Westwood’s portion of the Fund, all posted double-digit gains during the period except Target Corp., which posted a single-digit gain during the period.

Westwood - Top 10 Holdings

Security	Sector	% of Westwood’s Total Investments as of 12/31/2013
Target Corp.	Consumer Discretionary	2.9%
JPMorgan Chase & Co.	Financials	2.8%
Johnson & Johnson	Health Care	2.8%
Bank of America Corp.	Financials	2.5%
Capital One Financial Corp.	Financials	2.3%
Comcast Corp. Class A	Consumer Discretionary	2.2%
Union Pacific Corp.	Industrials	2.2%
United Technologies Corp.	Industrials	2.1%
Honeywell International Inc.	Industrials	2.1%
Hartford Financial Services Group Inc., The	Financials	2.1%

Financial highlights for this Fund can be found on page 105.

State Farm Variable Product Trust Small/Mid Cap Equity Fund

Management’s Discussion of Fund Performance (unaudited)

Overview

Describe the Fund’s investment objective and philosophy.

The State Farm Small/Mid Cap Equity Fund (the “Fund”) is sub-advised by Bridgeway Capital Management, Inc. (“Bridgeway”) and Rainier Investment Management, LLC (“Rainier”). Bridgeway and Rainier each manage approximately one half of the Fund’s assets.

State Farm Investment Management Corp. monitors the performance of the sub-advisers and the split of the Fund’s portfolio between the sub-advisers. The benchmark for the Fund is the Russell 2500 Index (the “Index”).

The Fund seeks long-term growth of capital. In doing so, the Fund invests primarily in small- and mid-capitalization stocks issued by U.S. companies. An allocation to small- and mid-cap stocks allows for investment exposure to some companies in the earlier stages of development relative to more mature, larger capitalization companies. Bridgeway primarily invests in stocks whose market capitalization (stock market value) falls within the range of the Russell 2000 Index, an unmanaged, market value weighted index, which measures performance of the 2,000 companies that are between the 1,000th and 3,000th largest in the market with dividends reinvested. Rainier primarily invests in U.S. companies with market capitalizations within the range of companies included in the Russell Midcap Index.

Bridgeway selects stocks using its proprietary, quantitative investment models to identify small- and mid-cap “value” stocks. Bridgeway defines a “value” stock as one that it believes is priced cheaply relative to some financial measures of worth, such as the ratio of price to earnings, price to sales, or price to cash flow. In selecting common stock for purchase by the Fund, Rainier emphasizes companies that it believes are likely to demonstrate superior business growth relative to their peers and whose equities are selling at attractive relative valuations.

Describe the relevant market environment as it related to the Fund for the reporting period.

In the U.S., equity markets (as represented by the S&P 500 Index) achieved positive total returns in ten of the past twelve months ended December 31, 2013. Throughout the period, equity markets were influenced by many positive factors including: generally subdued inflation, improving corporate earnings, and modest positive growth in Gross Domestic Product (GDP) – all factors that contributed to improved investor confidence and an increase in equity market price-to-earnings (P/E) valuations. In addition, the Federal Reserve maintained an accommodative monetary policy by leaving the Fed Funds Rate unchanged in a target range of 0% to 0.25%, where it remained for the entire 12-month period ended December 31, 2013.

However, the market environment was not without its challenges. In January, equity markets had to evaluate the U.S. congressional budget vote on what was known as the “fiscal cliff” and the impacts of the resulting fiscal decisions. During February and March, several international equity markets turned negative and became increasingly volatile as unresolved concerns about sovereign debt issues in several European countries as well as a banking crisis in the small island nation of Cyprus weighed on investor sentiment.

Throughout the second half of the fiscal year, the markets were focused on commentary from the Federal Reserve about its intentions and timing of potentially reducing its asset-purchase programs known as “quantitative easing.” In addition, in the fall of 2013, the markets digested renewed fears of the fiscal cliff and a two week U.S. government shutdown in October 2013. In mid-December, the Federal Reserve announced that it would begin to reduce (“taper”) its asset-purchase program beginning in January 2014.

Throughout the year, oil and gold prices were volatile. Oil prices began the period at around $92/barrel and ranged between approximately $87 and $111/barrel during the period, before ending the period December 2013 around $98/barrel, an increase of 7% for the 12-month period. Gold prices began the period at around $1,675 per troy ounce and ranged between approximately $1,182 and $1,695 per troy ounce during the period, before ending the period December 2013 around $1,202/oz., a decrease of –28% for the 12-month period.

The U.S. dollar declined against both the euro and British pound during the period. For the period January 2013 through December 2013, the U.S. dollar decreased by approximately –4% to $1.37/euro. Versus the British pound, the U.S. dollar decreased by approximately –2% during the period to $1.66/£.

For the year ended December 31, 2013, the Index posted a total return of 36.80%. Growth stocks, as represented by the Russell 2500 Growth Index, produced a total return of 40.65%, which outperformed value stocks, as represented by the Russell 2500 Value Index, which experienced a total return of 33.32%1.

1	The Russell 2500 Growth Index measures the performance of the small to mid-cap growth segment of the U.S. equity universe. It includes those Russell 2500 companies with higher price-to-book ratios and higher forecasted growth values. The Russell 2500 Value Index measures the performance of the small to midcap value segment of the U.S. equity universe. It includes those Russell 2500 companies with lower price-to-book ratios and lower forecasted growth values.

Provide an illustration of the Fund’s investments.

Fund Composition*

*	Illustrated by sector and based on total net assets as of December 31, 2013. Please refer to the Schedule of Investments later in this report for details concerning Fund holdings.

How did the Fund perform during the reporting period?

For the 1-year period ended December 31, 2013, the Small/Mid Cap Equity Fund had a total return of 34.96% compared to a 36.80% total return for the Russell 2500 Index. The line graphs and tables below provide additional perspective on the Fund’s long term results.

Comparison of change in value of $10,000 investment

for the periods ended December 31

The performance data quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that your account value, when redeemed, may be worth more or less than the premiums you paid. Recent performance may be less than the figures shown. Obtain contract-level standardized total returns current to the most recent month-end on statefarm.com® for the State Farm Variable Deferred Annuity Policy at http://www.statefarm.com/insurance/life_annuity/annuity/variable/vdapandr.asp and the State Farm Variable Universal Life Insurance Policy at http://www.statefarm.com/insurance/life_annuity/life/vari_univ/vulpandr.asp.

*	The Russell 2500 Index measures the performance of the 2,500 smallest securities in the Russell 3000 Index, which represents approximately 20% of the total market capitalization of the Russell 3000 Index. Unlike an investment in the Small/Mid Cap Equity Fund, a theoretical investment in the Index does not reflect any expenses. It is not possible to invest directly in an index.

Performance Analysis

What factors helped and hindered performance during the reporting period?

During the 1-year period ended December 31, 2013, Bridgeway and Rainier generated portfolio returns (before fees and expenses) of 40.15% and 32.20%, respectively, compared to a 36.80% return for the Index over the same time period.

Below are discussions concerning the performance and individual investments made by Bridgeway and Rainier during the course of the reporting period.

Bridgeway Capital Management, Inc. (52.34% of the Fund’s total investments)

The tables below show the securities that were the leading contributors and detractors to Bridgeway’s performance during the year as well as a recap of the top ten holdings within Bridgeway’s portion of the Fund.

Among the largest contributors to Bridgeway’s performance during the year were the following five holdings, with Sinclair Broadcast Group Inc. Class A, Nexstar Broadcasting Group Inc. Class A, Saia Inc., and HCI Group, Inc. each posting triple-digit gains and Conn’s Inc. posting a double-digit gain during the period.

Bridgeway - Top 5 Contributors

Security	Sector	% of Bridgeway’s Total Investments as of 12/31/2013
Sinclair Broadcast Group Inc. Class A*	Consumer Discretionary	sold
Conn’s Inc.*	Consumer Discretionary	sold
Nexstar Broadcasting Group Inc. Class A*	Consumer Discretionary	sold
Saia Inc.	Industrials	1.0%
HCI Group Inc.	Financials	1.5%

* Sold prior to 12/31/2013. Price change referenced is from 1/1/2013 to date sold.

Among the largest detractors to Bridgeway’s performance during the year were the following five holdings, with all posting double-digit losses.

Bridgeway - Top 5 Detractors

Security	Sector	% of Bridgeway’s Total Investments as of 12/31/2013
Hovnanian Enterprises Inc. Class A*	Consumer Discretionary	sold
American Vanguard Corp.*	Materials	sold
Piper Jaffray Companies Inc.*	Financials	sold
EarthLink Inc.	Information Technology	0.7%
Addus HomeCare Corp.	Health Care	0.9%

* Sold prior to 12/31/2013. Price change referenced is from 1/1/2013 to date sold.

Among the top ten largest holdings within Bridgeway’s portion of the Fund, all posted double-digit gains during the period with the exception of HCI Group Inc., which posted a triple-digit gain during the year.

Bridgeway - Top 10 Holdings

Security	Sector	% of Bridgeway’s Total Investments as of 12/31/2013
AMERCO	Industrials	1.7%
Kindred Healthcare Inc.	Health Care	1.5%
HCI Group Inc.	Financials	1.5%
Unisys Corp.	Information Technology	1.5%
Consolidated Graphics Inc.	Industrials	1.5%
Men’s Wearhouse Inc., The	Consumer Discretionary	1.4%
Plexus Corp.	Information Technology	1.3%
Andersons Inc., The	Consumer Staples	1.3%
Cumulus Media Inc. Class A	Consumer Discretionary	1.3%
Brown Shoe Company Inc.	Consumer Discretionary	1.3%

Rainier Investment Management, LLC (47.66% of the Fund’s total investments)

The tables below show the securities that were the leading contributors and detractors to Rainier’s performance during the year as well as a recap of the top ten holdings within Rainier’s portion of the Fund.

Among the largest contributors to Rainier’s performance during the year were the following five holdings, with all posting double-digit gains during the period.

Rainier - Top 5 Contributors

Security	Sector	% of Rainier’s Total Investments as of 12/31/2013
United Rentals Inc.	Industrials	2.1%
B/E Aerospace Inc.	Industrials	2.0%
Actavis Inc.	Health Care	1.3%
Illumina Inc.	Health Care	0.6%
Fortune Brands Home & Security Inc.	Industrials	2.2%

Among the largest detractors to Rainier’s performance during the year were the following five holdings, with all posting double-digit losses during the period.

Rainier - Top 5 Detractors

Security	Sector	% of Rainier’s Total Investments as of 12/31/2013
ARIAD Pharmaceuticals Inc.*	Health Care	sold
Equinix Inc.*	Information Technology	sold
Mid-America Apartment Communities Inc.	Financials	1.0%
Expedia Inc.*	Consumer Discretionary	sold
Citrix Systems Inc.*	Information Technology	sold

* Sold prior to 12/31/2013. Price change referenced is from 1/1/2013 to date sold.

Among the top ten largest holdings within Rainier’s portion of the Fund, all posted double-digit gains during the period.

Rainier - Top 10 Holdings

Security	Sector	% of Rainier’s Total Investments as of 12/31/2013
Fortune Brands Home & Security Inc.	Industrials	2.2%
Oasis Petroleum Inc.	Energy	2.1%
SM Energy Co.	Energy	2.1%
Mohawk Industries Inc.	Consumer Discretionary	2.1%
United Rentals Inc.	Industrials	2.1%
B/E Aerospace Inc.	Industrials	2.0%
Perrigo Co. PLC	Health Care	1.9%
NXP Semiconductors NV	Information Technology	1.7%
BorgWarner Inc.	Consumer Discretionary	1.7%
Hexcel Corp.	Industrials	1.6%

Financial highlights for this Fund can be found on page 106.

State Farm Variable Product Trust International Equity Fund

Management’s Discussion of Fund Performance (unaudited)

Overview

Describe the Fund’s investment objective and philosophy.

The International Equity Fund (the “Fund”) is sub-advised by Marsico Capital Management, LLC (“Marsico”) and Northern Cross, LLC (“Northern Cross”). Marsico and Northern Cross each manage approximately one-half of the Fund’s assets. State Farm Investment Management Corp. monitors the performance of the sub-advisers and the split of the Fund’s portfolio between the sub-advisers. The benchmark for the Fund is the MSCI All Country World Index (ACWI) ex-U.S. Index (the “Index”).

The Fund seeks long-term growth of capital and invests primarily in large cap stocks in developed international markets. Marsico invests its portion of the Fund primarily in foreign equity securities issued by companies that it selects for their long-term growth potential. Northern Cross invests its portion of the Fund primarily in foreign equity securities issued by companies that it believes have the potential for long-term margin expansion.

Marsico may invest its portion of the Fund in an unlimited number of companies of any size throughout the world, and normally invests in the securities of issuers that are economically tied to at least four different foreign countries. In selecting investments for the Fund, Marsico uses an approach that combines ‘top-down’ macroeconomic analysis with ‘bottom-up’ stock selection. Northern Cross focuses on equities priced cheaply relative to some financial measure of worth, such as ratios of price to earnings, price to sales or price to cash flow. Under normal market conditions Northern Cross will invest its portion of the Fund in 60-80 companies with a diversified representation of sectors. In selecting securities for the Fund, Northern Cross gives careful consideration to currency, political stability and other effects of international investing. The Fund allows investments in emerging or developing markets. As of December 31, 2013, the Fund had 10.39% of total net assets invested in emerging markets.

Describe the relevant market environment as it relates to the Fund for the reporting period.

International equity markets, as represented by the Index, had a total return of 15.29% for the reporting period, underperforming U.S. equity markets. Despite several challenging factors, including a sovereign debt crisis in parts of Europe and slowing economic growth in China, Brazil, and India, an improvement in equity valuations helped to provide positive returns of overseas markets. All performance information included in this discussion is quoted in U.S. dollars.

Throughout the period, equity markets were influenced by many positive factors including: generally subdued inflation, improving corporate earnings, and modest positive growth in global Gross Domestic Product (GDP) – all factors that contributed to improved investor confidence and an increase in equity market price-to-earnings (P/E) valuations.

However, the market environment was not without its challenges. In January, equity markets had to evaluate the U.S. congressional budget vote on what was known as the “fiscal cliff” and the impacts of the resulting fiscal decisions. During February and March, several international equity markets turned negative and became increasingly volatile as unresolved concerns about sovereign debt issues in several European countries as well as a banking crisis in the small island nation of Cyprus weighed on investor sentiment.

Throughout the second half of the fiscal year, the markets were focused on commentary from the Federal Reserve about its intentions and timing of potentially reducing its asset-purchase programs known as “quantitative easing.” In addition, in the fall of 2013, the markets digested renewed fears of the fiscal cliff and a two week U.S. government shutdown in October 2013. In mid-December, the Federal Reserve announced that it would begin to reduce (“taper”) its asset-purchase program beginning in January 2014.

Throughout the year, oil and gold prices were volatile. Oil prices began the period at around $92/barrel and ranged between approximately $87 and $111/barrel during the period, before ending the period December 2013 around $98/barrel, an increase of 7% for the 12-month period. Gold prices began the period at around $1,675 per troy ounce and ranged between approximately $1,182 and $1,695 per troy ounce during the period, before ending the period December 2013 around $1,202/oz., a decrease of –28% for the 12-month period.

The U.S. dollar declined against both the euro and British pound during the period. For the period January 2013 through December 2013, the U.S. dollar decreased by approximately –4% to $1.37/euro. Versus the British pound, the U.S. dollar decreased by approximately –2% during the period to $1.66/£.

From an individual country perspective, developed European markets like Finland and Ireland were among the strongest performing markets, increasing 46.04% and 41.15%, respectively, in U.S. dollar terms. Meanwhile, Singapore was the weakest performing country in the developed markets, experiencing a gain of 1.7% in U.S. dollar terms. Stock market performance in emerging market countries was weaker than the major developed markets during the period with the MSCI Emerging Markets Index posting a total return of –2.60% in U.S. dollar terms. Emerging market countries such as India and Brazil declined –3.83% and –16.04%, respectively, while China gained 3.64% in U.S. dollar terms during the period.

Provide an illustration of the Fund’s investments.

Fund Composition*

*	Illustrated by Country and based on total net assets as of December 31, 2013. Please refer to the Schedule of Investments later in this report for details concerning Fund holdings.
**	Represents 14 other countries, each of which represents less than 2.00% of net assets.

How did the Fund perform during the reporting period?

For the 1-year ended December 31, 2013, the International Equity Fund had a total return of 17.97% compared to a 15.29% total return for the MSCI ACWI ex-U.S. Index. The line graph and table below provide additional perspective on the Fund’s long term results.

Comparison of change in value of $10,000 investment

for the periods ended December 31

The performance data quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that your account value, when redeemed, may be worth more or less than the premiums you paid. Recent performance may be less than the figures shown. Obtain contract-level standardized total returns current to the most recent month-end on statefarm.com® for the State Farm Variable Deferred Annuity Policy at http:// www.statefarm.com/insurance/life_annuity/annuity/variable/vdapandr.asp and the State Farm Variable Universal Life Insurance Policy at http://www.statefarm.com/insurance/life_annuity/life/vari_univ/vulpandr.asp.

*	The MSCI All Country World Index (ex-U.S.) (MSCI ACWI ex-U.S. Index) is a free float-adjusted market capitalization index that is designed to measure equity market performance in global developed and emerging markets, excluding the United States. As of December 31, 2013, the MSCI AWCI ex-U.S. Index consisted of 43 developed and emerging market country indices. Unlike an investment in the International Equity Fund, a theoretical investment in the Index does not reflect any expenses. It is not possible to invest directly in an index.

Performance Analysis

What factors helped and hindered performance during the reporting period?

During the 1-year period ended December 31, 2013, Marsico and Northern Cross each individually generated double-digit total returns, with Marsico’s portion of the Fund outperforming Northern Cross’ portion of the Fund. Below are discussions concerning individual investments made by Marsico and Northern Cross during the course of the reporting period.

Marsico Capital Management, LLC (51.31% of the Fund’s total investments)

The tables below show the securities that were the leading contributors and detractors to Marsico’s performance during the year as well as a recap of the top ten holdings within Marsico’s portion of the Fund.

Among the largest contributors to Marsico’s performance during the year were the following five holdings, with Yandex NV Class A and Rakuten Inc. each posting triple-digit gains, while the remainder posted double-digit gains during the period.

Marsico - Top 5 Contributors

Security	Sector	% of Marsico’s Total Investments as of 12/31/2013
Yandex NV Class A	Information Technology	2.8%
Rakuten Inc.	Consumer Discretionary	3.0%
MasterCard Inc. Class A	Information Technology	3.0%
Roche Holding AG	Health Care	4.0%
Naspers Ltd. Class N	Consumer Discretionary	2.9%

Among the largest detractors to Marsico’s performance during the year were the following five holdings, with all posting double-digit losses during the period.

Marsico - Top 5 Detractors

Security	Sector	% of Marsico’s Total Investments as of 12/31/2013
DeNA Co. Ltd.*	Information Technology	sold
BR Malls Participacoes SA	Financials	1.1%
Tullow Oil PLC*	Energy	sold
Lululemon Athletica Inc.	Consumer Discretionary	3.2%
Remy Cointreau SA	Consumer Staples	1.5%

* Sold prior to 12/31/2013. Price change referenced is from 1/1/2013 to date sold.

Among the top ten largest holdings within Marsico’s portion of the Fund, Liberty Global PLC Series C, ASML Holding NV, Canadian Pacific Railway Ltd., Roche Holding AG, Rolls-Royce Holdings PLC, and The Swatch Group AG all posted double-digit gains during the period. Suncor Energy Inc. posted a single-digit gain while Schlumberger Ltd. and Telecity Group PLC each posted single-digit declines and Lululemon Athletica Inc. posted a double-digit decline during the period.

Marsico - Top 10 Holdings

Security	Sector	% of Marsico’s Total Investments as of 12/31/2013
Liberty Global PLC Series C	Consumer Discretionary	4.2%
Schlumberger Ltd.	Energy	4.1%
ASML Holding NV	Information Technology	4.1%
Canadian Pacific Railway Ltd.	Industrials	4.0%
Roche Holding AG	Health Care	4.0%
Telecity Group PLC	Information Technology	3.8%
Rolls-Royce Holdings PLC	Industrials	3.5%
Lululemon Athletica Inc.	Consumer Discretionary	3.2%
Swatch Group AG, The	Consumer Discretionary	3.1%
Suncor Energy Inc.	Energy	3.1%

Northern Cross, LLC (48.69% of the Fund’s total investments)

The tables below show the securities that were the leading contributors and detractors to Northern Cross’ performance during the year as well as a recap of the top ten holdings within Northern Cross’ portion of the Fund.

Among the largest contributors to Northern Cross’ performance during the year were the following five holdings, with all posting double-digit gains during the period.

Northern Cross - Top 5 Contributors

Security	Sector	% of Northern Cross’ Total Investments as of 12/31/2013
AXA SA	Financials	3.0%
Lloyds Banking Group PLC	Financials	2.4%
Roche Holding AG	Health Care	2.4%
Intesa Sanpaolo	Financials	2.0%
Rolls-Royce Holdings PLC	Industrials	2.4%

Among the largest detractors to Northern Cross’ performance during the year were the following five holdings, with all posting double-digit losses during the period except Fanuc Corp., which posted a single-digit loss during the period.

Northern Cross - Top 5 Detractors

Security	Sector	% of Northern Cross’ Total Investments as of 12/31/2013
Anglo American PLC	Materials	0.9%
Banco Bradesco SA	Financials	1.2%
BHP Billiton PLC*	Materials	sold
Fanuc Corp.	Industrials	2.2%
PetroChina Company Ltd. H	Energy	0.6%

* Sold prior to 12/31/2013. Price change referenced is from 1/1/2013 to date sold.

Among the top ten largest holdings within Northern Cross’ portion of the Fund, all posted double-digit gains during the period except SAP AG, which posted a single-digit gain and Fanuc Corp., which posted a single-digit loss during the period.

Northern Cross - Top 10 Holdings

Security	Sector	% of Northern Cross’ Total Investments as of 12/31/2013
AXA SA	Financials	3.0%
Banco Bilbao Vizcaya Argentaria SA	Financials	2.9%
Roche Holding AG	Health Care	2.6%
Lloyds Banking Group PLC	Financials	2.4%
Diageo PLC	Consumer Staples	2.4%
Rolls-Royce Holdings PLC	Industrials	2.4%
Anheuser-Busch InBev NV	Consumer Staples	2.3%
SAP AG	Information Technology	2.3%
Fanuc Corp.	Industrials	2.2%
Nestle SA Reg.	Consumer Staples	2.2%

Financial highlights for this Fund can be found on page 107.

State Farm Variable Product Trust Large Cap Equity Index Fund

Management’s Discussion of Fund Performance (unaudited)

Overview

Describe the Fund’s investment objective and philosophy.

The Large Cap Equity Index Fund (the “Fund”) seeks to approximate as closely as possible, before fees and expenses, the capitalization-weighted total rate of return of the Standard & Poor’s 500 Stock Index1 (the “Index”). The Index tracks the common stock performance of 500 selected large U.S. companies in leading industries, and most of the common stocks in the Index are listed on the New York Stock Exchange. The weightings of stocks in the Index are based on each stock’s relative total float-adjusted market capitalization (stock price multiplied by the number of investable shares outstanding). The percentage of the Fund’s assets invested in a given stock is approximately the same as the percentage such stock represents in the Index.

BlackRock Fund Advisors (BlackRock) serves as the investment sub-adviser to the Fund. State Farm Investment Management Corp. monitors the performance of BlackRock in sub-advising the Fund.

Describe the relevant market environment as it related to the Fund for the reporting period.

In the U.S., equity markets (as represented by the S&P 500 Index) achieved positive total returns in ten of the past twelve months ended December 31, 2013. Throughout the period, equity markets were influenced by many positive factors including: generally subdued inflation, improving corporate earnings, and modest positive growth in Gross Domestic Product (GDP) – all factors that contributed to improved investor confidence and an increase in equity market price-to-earnings (P/E) valuations. In addition, the Federal Reserve maintained an accommodative monetary policy by leaving the Fed Funds Rate unchanged in a target range of 0% to 0.25%, where it remained for the entire 12-month period ended December 31, 2013.

However, the market environment was not without its challenges. In January, equity markets had to evaluate the U.S. congressional budget vote on what was known as the “fiscal cliff” and the impacts of the resulting fiscal decisions. During February and March, several international equity markets turned negative and became increasingly volatile as unresolved concerns about sovereign debt issues in several European countries as well as a banking crisis in the small island nation of Cyprus weighed on investor sentiment.

Throughout the second half of the fiscal year, the markets were focused on commentary from the Federal Reserve about its intentions and timing of potentially reducing its asset-purchase programs known as “quantitative easing.” In addition, in the fall of 2013, the markets digested renewed fears of the fiscal cliff and a two week U.S. government shutdown in October 2013. In mid-December, the Federal Reserve announced that it would begin to reduce (“taper”) its asset-purchase program beginning in January 2014.

Throughout the year, oil and gold prices were volatile. Oil prices began the period at around $92/barrel and ranged between approximately $87 and $111/barrel during the period, before ending the period December 2013 around $98/barrel, an increase of 7% for the 12-month period. Gold prices began the period at around $1,675 per troy ounce and ranged between approximately $1,182 and $1,695 per troy ounce during the period, before ending the period December 2013 around $1,202/oz., a decrease of –28% for the 12-month period.

The 12-month total return for the S&P 500 Index was 32.39% for the period ended December 31, 2013. The total return for the period reflected an increase in corporate earnings per share for the S&P 500 Index companies of approximately 8%, an expansion of the price/earnings valuation of the S&P 500 Index of approximately 20%, and a dividend return of approximately 2.3%.

1

The S&P 500 Index is a product of S&P Dow Jones Indices LLC (“SPDJI”), and has been licensed for use by State Farm Life Insurance Company, State Farm Life and Accident Assurance Company and State Farm Variable Product Trust (together the “Licensees”). Standard & Poor’s®, S&P® and S&P 500® are registered trademarks of Standard & Poor’s Financial Services LLC (“S&P”); Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); and these trademarks have been licensed for use by SPDJI and sublicensed for certain purposes by the Licensees. The Licensees’ products are not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, their respective affiliates, and none of such parties make any representation regarding the advisability of investing in such product(s) nor do they have any liability for any errors, omissions, or interruptions of the S&P 500 Index.

Provide an illustration of the Fund’s investments.

Fund Composition*

*	Illustrated by sector and based on total net assets as of December 31, 2013. Please refer to the Schedule of Investments later in this report for details concerning Fund holdings.

How did the Fund perform during the reporting period?

For the 1-year period ended December 31, 2013, the Large Cap Equity Index Fund had a total return of 32.01% compared to a 32.39% total return for the S&P 500 Index. The line graph and table below provide additional perspective on the Fund’s long term results.

Comparison of change in value of $10,000 investment

for the periods ended December 31

The performance data quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that your account value, when redeemed, may be worth more or less than the premiums you paid. Recent performance may be less than the figures shown. Obtain contract-level standardized total returns current to the most recent month-end on statefarm.com® for the State Farm Variable Deferred Annuity Policy at http://www.statefarm.com/insurance/life_annuity/annuity/variable/vdapandr.asp and the State Farm Variable Universal Life Insurance Policy at http://www.statefarm.com/insurance/life_annuity/life/vari_univ/vulpandr.asp.

*

The S&P 500® Index tracks the common stock performance of large U.S. companies in the manufacturing, utilities, transportation, and financial industries. In total, the S&P 500 is comprised of 500 common stocks. Unlike an investment in the Large Cap Equity Index Fund, a theoretical investment in the Index does not reflect any expenses. It is not possible to invest directly in an index.

Performance Analysis

What factors helped and hindered performance during the reporting period?

The Fund satisfactorily tracked the total return of the Index in 2013, before fees and expenses that are not found within the Index. The Index finished the year with a total return of 32.39%. All of the Index’s sectors posted gains greater than 10%.

Index Sector Performance

Sector	Index Weighting as of 12/31/2013	2013 Gain
Information Technology	18.6%	28%
Financials	16.2%	36%
Health Care	13.0%	41%
Consumer Discretionary	12.5%	43%
Industrials	10.9%	41%
Energy	10.3%	25%
Consumer Staples	9.8%	26%
Materials	3.5%	26%
Utilities	2.9%	13%
Telecommunication Services	2.3%	11%

The Fund’s top ten holdings had a positive year, with 9 holdings posting double-digit gains and 1 holding (Apple Inc.) posting a single-digit gain.

Top 10 Holdings

Security	Sector	% of Net Assets as of 12/31/2013
Apple Inc.	Information Technology	3.0%
Exxon Mobil Corp.	Energy	2.6%
Google Inc. Class A	Information Technology	1.9%
Microsoft Corp.	Information Technology	1.7%
General Electric Co.	Industrials	1.7%
Johnson & Johnson	Health Care	1.5%
Chevron Corp	Energy	1.4%
Procter & Gamble Co., The	Consumer Staples	1.3%
JPMorgan Chase & Co	Financials	1.3%
Wells Fargo & Co.	Financials	1.3%

Financial highlights for this Fund can be found on page 108.

State Farm Variable Product Trust Small Cap Equity Index Fund

Management’s Discussion of Fund Performance (unaudited)

Overview

Describe the Fund’s investment objective and philosophy.

The Small Cap Equity Index Fund (the “Fund”) seeks to approximate as closely as possible, before fees and expenses, the capitalization-weighted total rate of return of the Russell 2000 Index1 (the “Index”). The Index measures the performance of the small-capitalization sector of the U.S. equity market and consists of the smallest 2,000 companies in the Russell 3000 Index2. The weightings of stocks in the Index are based on each stock’s relative total market capitalization (stock price multiplied by the number of shares outstanding).

BlackRock Fund Advisors (BlackRock) serves as the investment sub-adviser to the Fund. State Farm Investment Management Corp. monitors the investment performance of BlackRock in sub-advising the Fund.

Describe the relevant market environment as it related to the Fund for the reporting period.

Major U.S. equity market indexes were positive during 2013 as small capitalization stocks, as represented by the Index, finished the reporting period with a total return of 38.82%. Similarly, large capitalization stocks, as represented by the Russell 1000 Index3, had a total return of 33.11% for the year.

Throughout the period, equity markets were influenced by many positive factors including: generally subdued inflation, improving corporate earnings, and modest positive growth in Gross Domestic Product (GDP) – all factors that contributed to improved investor confidence and an increase in equity market price-to-earnings (P/E) valuations. In addition, the Federal Reserve maintained an accommodative monetary policy by leaving the Fed Funds Rate unchanged in a target range of 0% to 0.25%, where it remained for the entire 12-month period ended December 31, 2013.

However, the market environment was not without its challenges. In January, equity markets had to evaluate the U.S. congressional budget vote on what was known as the “fiscal cliff” and the impacts of the resulting fiscal decisions. During February and March, several international equity markets turned negative and became increasingly volatile as unresolved concerns about sovereign debt issues in several European countries as well as a banking crisis in the small island nation of Cyprus weighed on investor sentiment.

Throughout the second half of the fiscal year, the markets were focused on commentary from the Federal Reserve about its intentions and timing of potentially reducing its asset-purchase programs known as “quantitative easing.” In addition, in the fall of 2013, the markets digested renewed fears of the fiscal cliff and a two week U.S. government shutdown in October 2013. In mid-December, the Federal Reserve announced that it would begin to reduce (“taper”) its asset-purchase program beginning in January 2014.

Throughout the year, oil and gold prices were volatile. Oil prices began the period at around $92/barrel and ranged between approximately $87 and $111/barrel during the period, before ending the period December 2013 around $98/barrel, an increase of 7% for the 12-month period. Gold prices began the period at around $1,675 per troy ounce and ranged between approximately $1,182 and $1,695 per troy ounce during the period, before ending the period December 2013 around $1,202/oz., a decrease of –28% for the 12-month period.

1

Russell Investment Group (“Russell”) is the source and owner of the trademarks, service marks and copyrights related to the Russell 2000® Index. Russell® is a trademark of Russell. The Small Cap Equity Index Fund is not sponsored, endorsed, sold or promoted by, nor in any way affiliated with the Russell. Russell is not responsible for and has not reviewed the Small Cap Equity Index Fund nor any associated literature or publications and Russell makes no representation or warranty, express or implied, as to their accuracy, or completeness, or otherwise.

2	The Russell 3000 Index is composed of 3000 large U.S. Companies, as determined by market capitalization. The Russell 3000 Index represents approximately 98% of the investable U.S. equity market. The Russell 3000 Index is comprised of stocks within the Russell 1000 and the Russell 2000 Indices.
3	The Russell 1000 Index measures the performance of the large-cap segment of the U.S. equity universe. It is a subset of the Russell 3000 Index and includes approximately 1000 of the largest securities based on a combination of their market cap and current index membership. The Russell 1000 represents approximately 92% of the U.S. market.

Provide an illustration of the Fund’s investments.

Fund Composition*

*	Illustrated by sector and based on total net assets as of December 31, 2013. Please refer to the Schedule of Investments later in this report for details concerning Fund holdings.

How did the Fund perform during the reporting period?

For the 1-year period ended December 31, 2013, the Small Cap Equity Index Fund had a total return of 38.27% compared to a 38.82% total return for the Russell 2000 Index. The line graph and table below provide additional perspective on the Fund’s long term results.

Comparison of change in value of $10,000 investment

for the periods ended December 31

The performance data quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that your account value, when redeemed, may be worth more or less than the premiums you paid. Recent performance may be less than the figures shown. Obtain contract-level standardized total returns current to the most recent month-end on statefarm.com® for the State Farm Variable Deferred Annuity Policy at http://www.statefarm.com/insurance/life_annuity/annuity/variable/vdapandr.asp and the State Farm Variable Universal Life Insurance Policy at http://www.statefarm.com/insurance/life_annuity/life/vari_univ/vulpandr.asp.

*	The Russell 2000 Index tracks the common stock performance of the 2000 smallest U.S. companies in the Russell 3000 Index, which represents approximately 10% of the total capitalization of the Russell 3000 Index. Unlike an investment in the Small Cap Equity Index Fund, a theoretical investment in the Index does not reflect any expenses. It is not possible to invest directly in an index.

Performance Analysis

What factors helped and hindered performance during the reporting period?

The Fund’s return satisfactorily tracked the return of the Index in 2013, before fees and expenses that are not found within the Index.

Within the Index, all of the ten industry sectors produced double-digit gains as illustrated below.

Index Sector Performance

Sector	Index Weighting as of 12/31/2013	2013 Gain
Financials	22.77%	30%
Information Technology	17.81%	44%
Industrials	14.50%	44%
Consumer Discretionary	13.75%	45%
Health Care	13.24%	51%
Energy	5.46%	30%
Materials	4.91%	24%
Consumer Staples	3.80%	46%
Utilities	3.01%	18%
Telecommunication Services	0.75%	28%

The Fund’s top ten holdings had a positive year, with 3 holdings - Costar Group Inc., Align Technology Inc. and ISIS Pharmaceuticals Inc. - posting triple-digit gains and the remaining 7 holdings posting gains greater than 50%.

Top 10 Holdings

Security	Sector	% of Net Assets as of 12/31/2013
Costar Group Inc.	Information Technology	0.3%
athenahealth Inc.	Health Care	0.3%
Acuity Brands Inc.	Industrials	0.3%
Middleby Corp., Inc	Industrials	0.3%
ISIS Pharmaceuticals Inc.	Health Care	0.3%
Ultimate Software Group Inc., The	Information Technology	0.2%
PTC Inc.	Information Technology	0.2%
Align Technology Inc.	Health Care	0.2%
Brunswick Corp.	Consumer Discretionary	0.2%
CNO Financial Group Inc.	Financial Services	0.2%

The annual reconstitution of holdings within the Russell indices occurred on June 28, 2013. For the Index, the one-time 2013 reconstitution resulted in 170 companies being added to the Index while 119 companies were removed from the Index, a turnover of 14.15%.

Financial highlights for this Fund can be found on page 109.

State Farm Variable Product Trust International Equity Index Fund

Management’s Discussion of Fund Performance (unaudited)

Overview

Describe the Fund’s investment objective and philosophy.

The International Equity Index Fund (the “Fund”) seeks investment results that approximate as closely as possible the price and yield performance, before fees and expenses, of the Morgan Stanley Capital International EAFE® Free Index1 (the “Index”). The Index is a capitalization-weighted index that currently includes stocks of companies located in 15 European countries, Australia, New Zealand, Israel, Hong Kong, Japan and Singapore. The Fund invests primarily in a representative sample of the stocks found in the Index.

BlackRock Fund Advisors (BlackRock) serves as the investment sub-adviser to the Fund. State Farm Investment Management Corp. monitors the investment performance of BlackRock in sub-advising the Fund.

Describe the relevant market environment as it related to the Fund for the reporting period.

International equity markets, as represented by the Index, had a total return of 22.78% for the reporting period, underperforming U.S. equity markets. Despite several challenging factors, including a sovereign debt crisis in parts of Europe and slowing economic growth in China, Brazil, and India, an improvement in equity valuations helped to provide positive returns of overseas markets. All performance information included in this discussion is quoted in U.S. dollars.

Throughout the period, equity markets were influenced by many positive factors including: generally subdued inflation, improving corporate earnings, and modest positive growth in global Gross Domestic Product (GDP) – all factors that contributed to improved investor confidence and an increase in equity market price-to-earnings (P/E) valuations.

However, the market environment was not without its challenges. In January, equity markets had to evaluate the U.S. congressional budget vote on what was known as the “fiscal cliff” and the impacts of the resulting fiscal decisions. During February and March, several international equity markets turned negative and became increasingly volatile as unresolved concerns about sovereign debt issues in several European countries as well as a banking crisis in the small island nation of Cyprus weighed on investor sentiment.

Throughout the second half of the fiscal year, the markets were focused on commentary from the Federal Reserve about its intentions and timing of potentially reducing its asset-purchase programs known as “quantitative easing”. In addition, in the fall of 2013, the markets digested renewed fears of the fiscal cliff and a two week U.S. government shutdown in October 2013. In mid-December, the Federal Reserve announced that it would begin to reduce (“taper”) its asset-purchase program beginning in January 2014.

Throughout the year, oil and gold prices were volatile. Oil prices began the period at around $92/barrel and ranged between approximately $87 and $111/barrel during the period, before ending the period December 2013 around $98/barrel, an increase of 7% for the 12-month period. Gold prices began the period at around $1,675 per troy ounce and ranged between approximately $1,182 and $1,695 per troy ounce during the period, before ending the period December 2013 around $1,202/oz., a decrease of –28% for the 12-month period.

The U.S. dollar declined against both the euro and British pound during the period. For the period January 2013 through December 2013, the U.S. dollar decreased by approximately –4% to $1.37/euro. Versus the British pound, the U.S. dollar decreased by approximately –2% during the period to $1.66/£.

Within the Index, developed European markets like Finland and Ireland were among the strongest performing markets, rising 46.04% and 41.15%, respectively, in U.S. dollar terms. Meanwhile, the United Kingdom – the largest country weighting in the MSCI EAFE Free Index at 22.0%, increased 20.67% in U.S. dollar terms.

1

The EAFE® Free Index is a trademark, service mark and the exclusive property of Morgan Stanley Capital International, Inc. (“MSCI”) and its affiliates and has been licensed for use by the State Farm Variable Product Trust (the “Trust”). The International Equity Index Fund (the “Fund”), based on the EAFE Free Index, has not been passed on by MSCI as to its legality or suitability, and is not issued, sponsored, endorsed, sold or promoted by MSCI. MSCI makes no warranties and bears no liability with respect to the Fund. MSCI has no responsibility for and does not participate in the management of the Fund assets or sale of the Fund shares. The Trust’s Prospectus contains a more detailed description of the limited relationship MSCI has with the Trust and the Fund.

Provide an illustration of the Fund’s investments.

Fund Composition*

*	Illustrated by Country and based on total net assets as of December 31, 2013. Please refer to the Schedule of Investments later in this report for details concerning Fund holdings.
**	Represents 11 other countries, each of which represents less than 2.00% of net assets.

How did the Fund perform during the reporting period?

For the 1-year period ended December 31, 2013, the International Equity Index Fund had a total return of 20.96% compared to a 22.78% total return for the MSCI EAFE Free Index. The line graph and table below provide additional perspective on the Fund’s long term results.

Comparison of change in value of $10,000 investment

for the periods ended December 31

*	The Morgan Stanley Capital International Europe, Australasia and Far East Free (EAFE Free) Index currently measures the performance of stock markets of Europe, Australia, New Zealand, and the Far East. Historically, the EAFE Free took into account local market restrictions on share ownership by foreigners. Unlike an investment in the International Equity Index Fund, a theoretical investment in the Index does not reflect any expenses. It is not possible to invest directly in an index.

Performance Analysis

What factors helped and hindered performance during the reporting period?

The Fund’s return satisfactorily tracked the return of the Index in 2013, before fees and expenses that are not found within the Index.

Within the Index, all of the industry sectors produced gains as illustrated below.

Index Sector Performance

Sector	Index Weighting as of 12/31/2013	2013 Gain

Financials	25.63%	24%
Industrials	12.92%	25%
Consumer Discretionary	11.93%	35%
Consumer Staples	10.93%	17%
Health Care	10.03%	28%
Materials	8.02%	3%
Energy	6.84%	12%
Telecommunication Services	5.69%	46%
Information Technology	4.52%	27%
Utilities	3.51%	14%

Of the top ten countries in the Index, all posted gains in 2013 as illustrated below.

Top 10 Countries

Country	Index Weighting as of 12/31/2013	2013 Gain

United Kingdom	21.95%	20.7%
Japan	20.92%	27.2%
France	10.03%	26.3%
Germany	9.49%	31.4%
Switzerland	8.91%	26.6%
Australia	7.45%	4.2%
Spain	3.36%	31.3%
Sweden	3.24%	24.5%
Hong Kong	2.84%	11.1%
Netherlands	2.72%	31.3%

Among the Fund’s ten largest holdings as of December 31, 2013, performance was positive for the reporting period. All ten holdings posted positive returns, eight of which were double-digit gains. Two holdings (Royal Dutch Shell PLC Class A and HSBC Holdings PLC) posted single-digit gains.

Top 10 Holdings

Security	Sector	% of Net Assets as of 12/31/2013

Nestle SA Reg.	Consumer Staples	1.8%
HSBC Holdings PLC	Financials	1.5%
Roche Holding AG	Health Care	1.5%
Vodafone Group PLC	Telecommunication Services	1.4%
Novartis AG	Health Care	1.4%
Toyota Motor Corp.	Consumer Discretionary	1.3%
BP PLC	Energy	1.2%
Royal Dutch Shell PLC Class A	Energy	1.0%
Total SA	Energy	1.0%
GlaxoSmithKline PLC	Health Care	1.0%

Financial highlights for this Fund can be found on page 110.

State Farm Variable Product Trust Stock and Bond Balanced Fund

Management’s Discussion of Fund Performance (unaudited)

Overview

Describe the Fund’s investment objective and philosophy.

The Stock and Bond Balanced Fund (the “Fund”) is managed with a combination of stocks and bonds in the pursuit of long-term growth of principal while providing some current income.

The Fund invests all of its assets in the Variable Product Trust Large Cap Equity Index Fund (the “Large Cap Equity Index Fund”) and the Variable Product Trust Bond Fund (the “Bond Fund”), and together with the Large Cap Equity Index Fund, an “Underlying Fund”). We strive to maintain an investment mix of approximately 60% of assets in the Large Cap Equity Index Fund and 40% of assets in the Bond Fund. The Stock and Bond Balanced Fund never invests more than 75% of its net assets in either Underlying Fund.

Describe the relevant market environment as it related to the Fund for the reporting period.

Because the Fund does not invest directly in individual stocks and bonds, the merits of the individual investments are evaluated separately by each Underlying Fund’s managers. You may wish to refer to the Management’s Discussion of Fund Performance for the Large Cap Equity Index Fund and the Bond Fund in addition to the commentary provided here.

In the U.S., equity markets (as represented by the S&P 500 Index) achieved positive total returns in ten of the past twelve months ended December 31, 2013. Throughout the period, equity markets were influenced by many positive factors including: generally subdued inflation, improving corporate earnings, and modest positive growth in Gross Domestic Product (GDP) – all factors that contributed to improved investor confidence and an increase in equity market price-to-earnings (P/E) valuations. In addition, the Federal Reserve maintained an accommodative monetary policy by leaving the Fed Funds Rate unchanged in a target range of 0% to 0.25%, where it remained for the entire 12-month period ended December 31, 2013.

However, the market environment was not without its challenges. In January, equity markets had to evaluate the U.S. congressional budget vote on what was known as the “fiscal cliff” and the impacts of the resulting fiscal decisions. During February and March, several international equity markets turned negative and became increasingly volatile as unresolved concerns about sovereign debt issues in several European countries as well as a banking crisis in the small island nation of Cyprus weighed on investor sentiment.

Throughout the second half of the fiscal year, the markets were focused on commentary from the Federal Reserve about its intentions and timing of potentially reducing its asset-purchase programs known as “quantitative easing.” In addition, in the fall of 2013, the markets digested renewed fears of the fiscal cliff and a two week U.S. government shutdown in October 2013. In mid-December, the Federal Reserve announced that it would begin to reduce (“taper”) its asset-purchase program beginning in January 2014.

Throughout the year, oil and gold prices were volatile. Oil prices began the period at around $92/barrel and ranged between approximately $87 and $111/barrel during the period, before ending the period December 2013 around $98/barrel, an increase of 7% for the 12-month period. Gold prices began the period at around $1,675 per troy ounce and ranged between approximately $1,182 and $1,695 per troy ounce during the period, before ending the period December 2013 around $1,202/oz., a decrease of –28% for the 12-month period.

The U.S. dollar declined against both the euro and British pound during the period. For the period January 2013 through December 2013, the U.S. dollar decreased by approximately –4% to $1.37/euro. Versus the British pound, the U.S. dollar decreased by approximately –2% during the period to $1.66/£.

The 12-month total return for the S&P 500 Index was 32.39% for the period ended December 31, 2013. The total return for the period reflected an increase in corporate earnings per share for the S&P 500 Index companies of approximately 8%, an expansion of the price/earnings valuation of the S&P 500 Index of approximately 20%, and a dividend return of approximately 2.3%.

Within the bond markets, prices of U.S. Treasuries declined as concerns grew that the Federal Reserve might start reducing the amount of its asset-purchase programs sooner than expected by the markets. Over the entire 12-months, the yield on 5-year U.S. Treasuries rose from 0.72% at the beginning of the period to 1.75% on December 31, 2013. Short-term yields remained low, with 3-month U.S. Treasury yields increasing 2 basis points from 0.05% at the beginning of the period to 0.07% on December 31, 2013.

Overall, for the year ended December 31, 2013, intermediate corporate bonds outperformed intermediate U.S. Treasuries. For the 1-year period, the total return on corporate bonds in the Barclays Intermediate Government/Credit Index (the “Index”) was 0.08% compared to a total return of –1.34% on U.S. Treasuries in the Index. Among corporate bond sectors within the Index, financial institution bonds had a total return of 1.36% for the year, while industrial bonds and utility bonds generated total returns of –0.70% and –0.76%, respectively, for the year.

From a credit quality standpoint, the range of total returns for the year was narrow with Aaa-rated, Aa-rated, A-rated, and Baa-rated securities in the Index generating total returns of –2.57%, –2.17%, –1.92%, and –2.06%, respectively, for the year. Among intermediate credit-oriented bonds within the Index, Baa-rated securities were the best performing credit sector within the Index, generating a total return of 0.51% compared to Aaa-rated, Aa-rated, and A-rated securities, which had total returns of –1.27%, –0.83%, and –0.09%, respectively, for the year1.

Because the Fund does not invest directly in individual stocks and bonds, the merits of the individual investments are evaluated separately by each Underlying Fund’s managers. You may wish to refer to the Management’s Discussion of Fund Performance for the Large Cap Equity Index Fund and the Bond Fund in addition to the commentary provided here.

Provide an illustration of the Fund’s investments.

Fund Composition*

*	Illustrated by type of security and based on total net assets as of December 31, 2013. Please refer to the Schedule of Investments later in this report for details concerning Fund holdings.

1	Source: Barclays Live

How did the Fund perform during the reporting period?

For the 1-year period ended December 31, 2013, the Stock and Bond Balanced Fund had a total return of 17.97%. Because of the nature of the Fund (it invests solely in shares of two Underlying Funds), a blended benchmark is used for comparison purposes. The blended benchmark is a combination of 60% S&P 500 Index and 40% Barclays Intermediate Government/Credit Index (rebalanced on a monthly basis). The total return of the blended benchmark was 18.10% for the 1-year period ended December 31, 2013. The line graph and table below provide additional perspective on the Fund’s long term results.

Comparison of change in value of $10,000 investment

for the periods ended December 31

*	See footnotes for the Large Cap Equity Index Fund and the Bond Fund for descriptions of indices.
**	State Farm Investment Management Corp. computes the Blended Benchmark by using 60% S&P 500 Index and 40% Barclays Intermediate Government/Credit Index. The S&P 500 Index, the Barclays Intermediate Government/Credit Index and the Blended Benchmark represent unmanaged groups or composites of groups, of stocks and bonds that differ from the composition of the Stock and Bond Balanced Fund. Unlike an investment in the Stock and Bond Balanced Fund, a theoretical investment in the Indices and the Blended Benchmark does not reflect any expenses. It is not possible to invest directly in an index or the Blended Benchmark.

Performance Analysis

What factors helped and hindered performance during the reporting period?

As discussed above, the Stock and Bond Balanced Fund invests solely in shares of the Underlying Funds – the Large Cap Equity Index Fund and the Bond Fund. Generally, the Stock and Bond Balanced Fund attempts to maintain approximately 60% of its net assets in shares of the Large Cap Equity Index Fund and approximately 40% of its net assets in shares of the Bond Fund. For the 1-year period ended December 31, 2013, the Large Cap Equity Index Fund and the Bond Fund returned 32.01% and –2.06% after expenses, respectively.

Equity portion of the Fund (approximately 60% throughout the period)

The Large Cap Equity Index Fund satisfactorily tracked the total return of the Index in 2013, before fees and expenses that are not found within the S&P 500 Index. The S&P 500 Index finished the year with a total return of 32.39%. All of the Index’s sectors posted gains greater than 10%.

Index Sector Performance

Sector	Index Weighting as of 12/31/2013	2013 Gain
Information Technology	18.6%	28%
Financials	16.2%	36%
Health Care	13.0%	41%
Consumer Discretionary	12.5%	43%
Industrials	10.9%	41%
Energy	10.3%	25%
Consumer Staples	9.8%	26%
Materials	3.5%	26%
Utilities	2.9%	13%
Telecommunication Services	2.3%	11%

The Large Cap Equity Index Fund’s top ten holdings had a positive year, with 9 holdings posting double-digit gains and 1 holding (Apple Inc.) posting a single-digit gain.

Top 10 Holdings

Security	Sector	% of the Large Cap Equity Index Fund Net Assets as of 12/31/2013
Apple Inc.	Information Technology	3.0%
Exxon Mobil Corp.	Energy	2.6%
Google Inc. Class A	Information Technology	1.9%
Microsoft Corp.	Information Technology	1.7%
General Electric Co.	Industrials	1.7%
Johnson & Johnson	Health Care	1.5%
Chevron Corp.	Energy	1.4%
Procter & Gamble Co., The	Consumer Staples	1.3%
JPMorgan Chase & Co.	Financials	1.3%
Wells Fargo & Co.	Financials	1.3%

Fixed Income portion of the Fund (approximately 40% throughout the period)

As an asset class, corporate bonds in the Bond Fund performed relatively similarly to U.S. Treasuries in the Bond Fund. On an absolute return basis, the greatest detractor to the Bond Fund’s performance during the year came from the Bond Fund’s allocation to corporate bonds, which experienced a negative low-single digit total return for the 1-year reporting period. The Bond Fund’s holdings of U.S. Treasuries also posted negative low-single digit total returns for the 1-year reporting period.

When comparing the Bond Fund’s total return to the Barclays Intermediate Government/Credit Index, the Bond Fund’s under-performance in corporate bonds relative to the corporate bond performance within the Barclays Intermediate Government/Credit Index hindered the relative performance of the Bond Fund versus the Barclays Intermediate Government/Credit Index for the 1-year reporting period.

The option-adjusted duration of the Bond Fund stood at approximately 4.18 years at the end of 2013, in-line with 4.09 years at the beginning of the year. Duration is a statistical calculation that measures a bond’s (or in this case, a bond fund’s) price sensitivity relative to general movements in interest rates. Option-adjusted duration attempts to incorporate prepayment possibilities into the duration statistic. As interest rates rise, prepayments typically decrease as borrowers typically do not refinance their bonds at higher rates.

Financial highlights for this Fund can be found on page 111.

State Farm Variable Product Trust Bond Fund

Management’s Discussion of Fund Performance (unaudited)

Overview

Describe the Fund’s investment objective and philosophy.

SFIMC manages the Bond Fund (the “Fund”) in a manner that seeks to achieve over a period of years the highest yield possible that is consistent with investing in high quality, investment grade bonds. In managing the Fund, we generally are buy-and-hold investors who focus primarily on U.S. Government obligations, government agency securities, and high quality corporate bonds.

Describe the relevant market environment as it related to the Fund for the reporting period.

The market environment was influenced by many positive factors in the U.S., including: generally subdued inflation, improving corporate earnings, and modest positive growth in Gross Domestic Product (GDP). In addition, the Federal Reserve maintained an accommodative monetary policy by leaving the Fed Funds Rate unchanged in a target range of 0% to 0.25%, where it remained for the entire 12-month period ended December 31, 2013.

However, the market environment was not without its challenges. In January, equity markets had to evaluate the U.S. congressional budget vote on what was known as the “fiscal cliff” and the impacts of the resulting fiscal decisions. During February and March, several international equity markets turned negative and became increasingly volatile as unresolved concerns about sovereign debt issues in several European countries as well as a banking crisis in the small island nation of Cyprus weighed on investor sentiment.

Throughout the second half of the fiscal year, the markets were focused on commentary from the Federal Reserve about its intentions and timing of potentially reducing its asset-purchase programs known as “quantitative easing.” In addition, in the fall of 2013, the markets digested renewed fears of the fiscal cliff and a two week U.S. government shutdown in October 2013. In mid-December, the Federal Reserve announced that it would begin to reduce (“taper”) its asset-purchase program beginning in January 2014.

Within the bond markets, prices of U.S. Treasuries declined as concerns grew that the Federal Reserve might start reducing the amount of its asset-purchase programs sooner than expected by the markets. Over the entire 12-months, the yield on 5-year U.S. Treasuries rose from 0.72% at the beginning of the period to 1.75% on December 31, 2013. Short-term yields remained low, with 3-month U.S. Treasury yields increasing 2 basis points from 0.05% at the beginning of the period to 0.07% on December 31, 2013.

Overall, for the year ended December 31, 2013, intermediate corporate bonds outperformed intermediate U.S. Treasuries. For the 1-year period, the total return on corporate bonds in the Barclays Intermediate Government/Credit Index (the “Index”) was 0.08% compared to a total return of –1.34% on U.S. Treasuries in the Index. Among corporate bond sectors within the Index, financial institution bonds had a total return of 1.36% for the year, while industrial bonds and utility bonds generated total returns of –0.70% and –0.76%, respectively, for the year.

From a credit quality standpoint, the range of total returns for the year was narrow with Aaa-rated, Aa-rated, A-rated, and Baa-rated securities in the Index generating total returns of –2.57%, –2.17%, –1.92%, and –2.06%, respectively, for the year. Among intermediate credit-oriented bonds within the Index, Baa-rated securities were the best performing credit sector within the Index, generating a total return of 0.51% compared to Aaa-rated, Aa-rated, and A-rated securities, which had total returns of –1.27%, –0.83%, and –0.09%, respectively, for the year1.

1	Source: Barclays Live

Provide an illustration of the Fund’s investments.

Provided below is the security type allocation of the Bond Fund as of December 31, 2013, along with the security type allocation of the Barclays Intermediate Government/Credit Index for comparison.

Security Type Allocation: Bond Fund

compared to the Barclays Intermediate Govt/Credit Index

(unaudited)*

Security Type	Bond Fund Allocation	Barclays Intermediate Govt/Credit Index Allocation
Corporate Bonds	65.74%	29.03%
U.S. Treasury Obligations	27.64%	56.79%
Other Bonds	0.00%	14.18%
Short-term Investments and Other Assets, Net of Liabilities	6.62%	0.00%

Totals	100.00%	100.00%

*	Illustrated by type of security and based on total net assets for the Fund and total securities for the Index as of December 31, 2013. Please refer to the Schedule of Investments later in this report for details concerning Fund holdings.

How did the Fund perform during the reporting period?

For the 1-year period ended December 31, 2013, the Bond Fund had a total return of –2.06% compared to a total return of
–0.86% for the Barclays Intermediate Government/Credit Index. The line graph and table below provide additional perspective on the Fund’s long term results.

Comparison of change in value of $10,000 investment

for the periods ended December 31

The performance data quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that your account value, when redeemed, may be worth more or less than the premiums you paid. Recent performance may be less than the figures shown. Obtain contract-level standardized total returns current to the most recent month-end on statefarm.com® for the State Farm Variable Deferred Annuity Policy at http:// www.statefarm.com/insurance/life_annuity/annuity/variable/vdapandr.asp and the State Farm Variable Universal Life Insurance Policy at http://www.statefarm.com/insurance/life_annuity/life/vari_univ/vulpandr.asp.

*	The Barclays Intermediate Government/Credit Index is a market value-weighted index of government and investment-grade corporate fixed-rate public debt issues with maturities from 1 up to (but not including) 10 years. The Barclays Intermediate Government/Credit Index represents an unmanaged group of bonds that differ from the composition of the Bond Fund. Unlike an investment in the Bond Fund, a theoretical investment in the Index does not reflect any expenses. It is not possible to invest directly in an index.

Performance Analysis

What factors helped and hindered performance during the reporting period?

As an asset class, corporate bonds in the Fund performed relatively similarly to U.S. Treasuries in the Fund. On an absolute return basis, the greatest detractor to Fund performance during the year came from the Fund’s allocation to corporate bonds, which experienced a negative low-single digit total return for the 1-year reporting period. The Fund’s holdings of U.S. Treasuries also posted negative low-single digit total returns for the 1-year reporting period.

When comparing the Fund’s total return to the Index, the Fund’s under-performance in corporate bonds relative to the corporate bond performance within the Index hindered the relative performance of the Fund versus the Index for the 1-year reporting period.

The option-adjusted duration of the Fund stood at approximately 4.18 years at the end of 2013, in-line with 4.09 years at the beginning of the year. Duration is a statistical calculation that measures a bond’s (or in this case, a bond fund’s) price sensitivity relative to general movements in interest rates. Option-adjusted duration attempts to incorporate prepayment possibilities into the duration statistic. As interest rates rise, prepayments typically decrease as borrowers typically do not refinance their bonds at higher rates.

Financial highlights for this fund can be found on page 112.

State Farm Variable Product Trust Money Market Fund

Management’s Discussion (unaudited)

Overview

Describe the Fund’s investment objective and philosophy.

The Money Market Fund (the “Fund”) seeks to maximize current income to the extent consistent with the preservation of capital and maintenance of liquidity. The Fund pursues this objective by investing in high quality commercial paper and other short-term debt securities. It is managed by State Farm Investment Management Corp. (SFIMC). An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Provide an illustration of the Fund’s investments.

Fund Composition*

*	Illustrated by type of security and based on total net assets as of December 31, 2013. Please refer to the Schedule of Investments later in this report for details concerning Fund holdings.

Financial highlights for this Fund can be found on page 113.

The performance figures for the Funds on the preceding pages reflect the reinvestment of all dividends and capital gains, and the deduction of investment management fees and fund-level expenses, but not contract-level charges. If contract-level charges were reflected, the performance quoted would be significantly lower than shown.

Expense Example (unaudited)1

As a shareholder of a Fund, you incur ongoing costs, including management fees and other Fund expenses. The Example in the following table is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as stated in the table for each Fund.

Actual Expenses

The first line under each Fund name in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value for a Fund by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” for the applicable Fund to estimate the expenses you paid on your account for that Fund during this period. If your account has multiple Fund positions, add up the results calculated for each Fund position within your account to estimate the expenses you paid on your total account value.

Hypothetical Example for Comparison Purposes

The second line under each Fund name in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second line under each Fund name in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds, including those that have transactional costs, such as sales charges (loads), redemptions fees, or exchange fees.

	Beginning Account Value July 1, 2013	Ending Account Value December 31, 2013	Annualized Expense Ratio Based on the Period July 1, 2013 to December 31, 2013	Expenses Paid During Period July 1, 2013 to December 31, 2013[2]

Large Cap Equity Fund
Actual	1,000.00	1,163.10	0.70%	3.82
Hypothetical (5% return before expenses)	1,000.00	1,021.68	0.70%	3.57

Small/Mid Cap Equity Fund
Actual	1,000.00	1,172.52	0.90%	4.93
Hypothetical (5% return before expenses)	1,000.00	1,020.67	0.90%	4.58

International Equity Fund
Actual	1,000.00	1,159.54	1.00%	5.44
Hypothetical (5% return before expenses)	1,000.00	1,020.16	1.00%	5.09

Large Cap Equity Index Fund
Actual	1,000.00	1,161.14	0.29%	1.58
Hypothetical (5% return before expenses)	1,000.00	1,023.74	0.29%	1.48

Small Cap Equity Index Fund
Actual	1,000.00	1,196.33	0.49%	2.71
Hypothetical (5% return before expenses)	1,000.00	1,022.74	0.49%	2.50

International Equity Index Fund
Actual	1,000.00	1,173.04	0.67%	3.67
Hypothetical (5% return before expenses)	1,000.00	1,021.83	0.67%	3.41

Stock and Bond Balanced Fund[3]
Actual	1,000.00	1,100.08	0.41%	2.17
Hypothetical (5% return before expenses)	1,000.00	1,023.14	0.41%	2.09

	Beginning Account Value July 1, 2013	Ending Account Value December 31, 2013	Annualized Expense Ratio Based on the Period July 1, 2013 to December 31, 2013	Expenses Paid During Period July 1, 2013 to December 31, 2013[2]
Bond Fund
Actual	1,000.00	1,003.84	0.58%	2.93
Hypothetical (5% return before expenses)	1,000.00	1,022.28	0.58%	2.96

Money Market Fund
Actual	1,000.00	1,000.00	0.06%	0.30
Hypothetical (5% return before expenses)	1,000.00	1,024.90	0.06%	0.31

1	This expense example reflects only the underlying Fund fees. As an owner of an interest in an Account, you do not directly own shares of an underlying Fund. Instead, you allocate premiums to a subaccount of the Account and the subaccount invests in a corresponding Fund of the State Farm Variable Product Trust. Your ownership interest in an Account also is subject to contract level fees and expenses that are not included in this expense example.

2	Expenses are equal to the Fund’s annualized expense ratio (provided in the table), multiplied by the average account value over the period multiplied by 184/365 (to reflect the one-half period).

3	Expenses for the Stock and Bond Balanced Fund equal 60% of the Large Cap Equity Index Fund expenses plus 40% of the Bond Fund expenses. The Stock and Bond Balanced Fund targets a 60%/40% investment ratio between the Large Cap Equity Index Fund and the Bond Fund. This ratio may vary slightly from 60%/ 40% throughout the year.

STATE FARM VARIABLE PRODUCT TRUST LARGE CAP EQUITY FUND

SCHEDULE OF INVESTMENTS

December 31, 2013

	Shares	Value
Common Stocks (98.41%)
Consumer Discretionary (16.91%)
Advance Auto Parts Inc.	4,765	$527,390
Amazon.com Inc. (a)	800	319,032
Best Buy Co. Inc.	7,900	315,052
Chipotle Mexican Grill Inc. (a)	500	266,390
Comcast Corp. Class A	17,400	904,191
Delphi Automotive PLC	6,700	402,871
Ford Motor Co.	17,900	276,197
Fossil Group Inc. (a)	2,100	251,874
GAP Inc., The	5,900	230,572
Garmin Ltd.	5,900	272,698
Goodyear Tire & Rubber Co., The	23,900	570,015
H&R Block Inc.	6,800	197,472
Hanesbrands Inc.	4,500	316,215
Home Depot Inc., The	4,300	354,062
Lear Corp.	3,500	283,395
PetSmart Inc.	1,500	109,125
Polaris Industries Inc.	4,400	640,816
Priceline.com Inc. (a)	200	232,480
Starbucks Corp.	3,400	266,526
Target Corp.	12,200	771,894
Time Warner Inc.	7,700	536,844
TJX Companies Inc.	6,000	382,380
Twenty-First Century Fox Inc. Class A	9,300	327,174
Viacom Inc. Class B	6,200	541,508

		9,296,173

Consumer Staples (8.78%)
Colgate-Palmolive Co.	11,800	769,478
Costco Wholesale Corp.	2,500	297,525
Estee Lauder Companies Inc.
Class A, The	4,100	308,812
General Mills Inc.	12,400	618,884
Herbalife Ltd.	3,900	306,930
Hershey Co., The	2,800	272,244
Kroger Co., The	6,500	256,945
McCormick & Company Inc.	7,300	503,116
Monster Beverage Corp. (a)	4,600	311,742
Nu Skin Enterprises Inc. Class A	2,300	317,906
PepsiCo Inc.	5,800	481,052
Safeway Inc.	11,700	381,069

		4,825,703

Energy (6.06%)
Chevron Corp.	4,200	524,622
ConocoPhillips	2,800	197,820
EOG Resources Inc.	1,300	218,192
EQT Corp.	2,900	260,362
Exxon Mobil Corp.	5,100	516,120
Marathon Petroleum Corp.	2,600	238,498
Noble Energy Inc.	4,100	279,251
Occidental Petroleum Corp.	5,600	532,560
Pioneer Natural Resources Co.	1,600	294,512
Schlumberger Ltd.	3,000	270,330

		3,332,267

	Shares	Value
Common Stocks (Cont.)
Financials (14.37%)
ACE Ltd.	5,000	$517,650
Aflac Inc.	4,100	273,880
American International Group Inc.	10,700	546,235
American Tower Corp.	2,700	215,514
Arch Capital Group Ltd. (a)	4,900	292,481
Bank of America Corp.	42,400	660,168
Capital One Financial Corp.	11,700	896,337
CIT Group Inc.	9,600	500,448
Discover Financial Services	7,000	391,650
Hartford Financial Services Group Inc., The	15,300	554,319
IntercontinentalExchange Group Inc.	1,300	292,396
JPMorgan Chase & Co.	15,900	929,832
MetLife Inc.	5,100	274,992
Prudential Financial Inc.	2,900	267,438
U.S. Bancorp	6,300	254,520
Ventas Inc.	4,500	257,760
Wells Fargo & Co.	17,100	776,340

		7,901,960

Health Care (11.22%)
Abbott Laboratories	13,500	517,455
Becton, Dickinson and Co.	4,700	519,303
Cigna Corp.	3,300	288,684
Cooper Companies Inc., The	2,200	272,448
Covidien PLC	7,400	503,940
Eli Lilly and Co.	5,500	280,500
Express Scripts Holding Co. (a)	7,400	519,776
GlaxoSmithKline PLC Sponsored ADR	10,100	539,239
HCA Holdings Inc. (a)	8,100	386,451
Illumina Inc. (a)	2,900	320,798
Johnson & Johnson	11,000	1,007,490
Novartis AG ADR	3,300	265,254
Regeneron Pharmaceuticals Inc. (a)	1,800	495,432
Waters Corp. (a)	2,500	250,000

		6,166,770

Industrials (13.41%)
Boeing Co., The	2,500	341,225
Cintas Corp.	5,100	303,909
Danaher Corp.	3,800	293,360
Delta Air Lines Inc.	14,700	403,809
Equifax Inc.	7,400	511,266
FedEx Corp.	2,800	402,556
General Dynamics Corp.	4,300	410,865
General Electric Co.	19,000	532,570
Honeywell International Inc.	6,100	557,357
MSC Industrial Direct Co. Inc. Class A	3,200	258,784
Northrop Grumman Corp.	2,500	286,525
Snap-on Inc.	2,700	295,704
Southwest Airlines Co.	16,100	303,324
Union Pacific Corp.	5,100	856,800
United Rentals Inc. (a)	3,700	288,415
United Technologies Corp.	5,000	569,000

See accompanying notes to financial statements.	35

STATE FARM VARIABLE PRODUCT TRUST LARGE CAP EQUITY FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2013

	Shares	Value
Common Stocks (Cont.)
Industrials (Cont.)
W.W. Grainger Inc.	900	$229,878
WESCO International Inc. (a)	5,800	528,206

		7,373,553

Information Technology (19.10%)
Accenture PLC Class A	6,500	534,429
Alliance Data Systems Corp. (a)	2,300	604,739
Amdocs Ltd.	13,100	540,244
Amphenol Corp. Class A	2,900	258,622
Apple Inc.	1,900	1,066,109
Automatic Data Processing Inc.	3,500	282,835
Cisco Systems Inc.	17,800	399,610
Cognizant Technology Solutions Corp. Class A (a)	3,100	313,038
Electronic Arts Inc. (a)	10,600	243,164
Fiserv Inc. (a)	5,200	307,060
Gartner Inc. (a)	4,300	305,515
Google Inc. Class A (a)	250	280,178
IAC/InterActiveCorp	4,700	322,843
International Business Machines Corp.	1,900	356,383
Intuit Inc.	4,500	343,440
LinkedIn Corp. Class A (a)	1,700	368,611
MasterCard Inc. Class A	400	334,184
Microsoft Corp.	9,300	348,099
NetSuite Inc. (a)	3,200	329,664
Oracle Corp.	7,300	279,298
Paychex Inc.	6,900	314,157
QUALCOMM Inc.	7,400	549,450
Rackspace Hosting Inc. (a)	3,300	129,129
Seagate Technology PLC	7,800	438,048
Visa Inc. Class A	1,400	311,752
Western Digital Corp.	6,400	536,960
Western Union Co.	14,900	257,025
Xilinx Inc.	3,100	142,352

		10,496,938

Materials (5.21%)
CF Industries Holdings Inc.	1,000	233,040
LyondellBasell Industries NV Class A	3,800	305,064
Praxair Inc.	2,400	312,072
Rock Tenn Co. Class A	3,400	357,034
Sealed Air Corp.	17,000	578,850
Sherwin-Williams Co., The	3,000	550,500
Sigma-Aldrich Corp.	5,600	526,456

		2,863,016

Telecommunication Services (1.92%)
AT&T Inc.	13,100	460,596
Level 3 Communications Inc. (a)	9,100	301,847
Verizon Communications Inc.	6,000	294,840

		1,057,283

Utilities (1.43%)
Exelon Corp.	10,300	282,117

	Shares	Value
Common Stocks (Cont.)
Utilities (Cont.)
NextEra Energy Inc.	5,900	$505,158

		787,275

Total Common Stocks
(cost $41,841,771)		54,100,938

Short-term Investments (1.16%)
JPMorgan U.S. Government Money Market Fund	640,836	640,836

Total Short-term Investments
(cost $640,836)		640,836

TOTAL INVESTMENTS (99.57%)
(cost $42,482,607)		54,741,774
OTHER ASSETS, NET OF LIABILITIES (0.43%)		234,471

NET ASSETS (100.00%)		$54,976,245

(a)	Non-income producing security.

ADR – American Depositary Receipt

36	See accompanying notes to financial statements.

STATE FARM VARIABLE PRODUCT TRUST SMALL/MID CAP EQUITY FUND

SCHEDULE OF INVESTMENTS

December 31, 2013

	Shares	Value
Common Stocks (97.97%)
Consumer Discretionary (14.61%)
AMC Networks Inc. Class A (a)	3,920	$266,991
BorgWarner Inc.	8,640	483,062
Brown Shoe Company Inc.	14,300	402,402
Brunswick Corp.	7,750	356,965
Cumulus Media Inc. Class A (a)	54,100	418,193
Dillard’s Inc. Class A	3,160	307,184
Discovery Communications Inc. Class A (a)	3,850	348,117
Dunkin’ Brands Group Inc.	5,030	242,446
Five Below Inc. (a)	2,920	126,144
GNC Holdings Inc. Class A	2,730	159,568
Harman International Industries Inc.	5,270	431,350
hhgregg Inc. (a)	17,100	238,887
HomeAway Inc. (a)	5,470	223,614
Johnson Controls Inc.	5,690	291,897
La-Z-Boy Inc.	10,600	328,600
Lennar Corp. Class A	5,870	232,217
Lions Gate Entertainment Corp.	7,270	230,168
Live Nation Entertainment Inc. (a)	6,950	137,332
Men’s Wearhouse Inc., The	8,700	444,396
Meritage Homes Corp. (a)	5,900	283,141
Mohawk Industries Inc. (a)	4,050	603,045
Norwegian Cruise Line Holdings Ltd. (a)	4,630	164,226
PVH Corp.	1,510	205,390
Ralph Lauren Corp.	1,550	273,684
Red Robin Gourmet Burgers Inc. (a)	4,000	294,160
Ryland Group Inc., The	8,000	347,280
Stein Mart Inc.	18,800	252,860
Tractor Supply Co.	3,760	291,701
Ulta Salon, Cosmetics & Fragrance Inc. (a)	1,100	106,172
Under Armour Inc. Class A (a)	1,620	141,426
Urban Outfitters Inc. (a)	3,900	144,690
Wynn Resorts Ltd.	770	149,542

		8,926,850

Consumer Staples (5.57%)
Andersons Inc., The	4,700	419,099
Chiquita Brands International Inc. (a)	24,400	285,480
Church & Dwight Co. Inc.	5,290	350,621
Fresh Del Monte Produce Inc.	8,800	249,040
Green Mountain Coffee Roasters Inc. (a)	2,460	185,927
Hain Celestial Group Inc., The (a)	3,050	276,879
Harbinger Group Inc. (a)	28,800	341,280
Monster Beverage Corp. (a)	4,490	304,287
Pantry Inc., The (a)	14,100	236,598
Spartan Stores Inc.	12,100	293,788
Tyson Foods Inc. Class A	5,970	199,756
Weis Markets Inc.	5,000	262,800

		3,405,555

Energy (7.92%)
Bristow Group Inc.	4,400	330,264
Cloud Peak Energy Inc. (a)	12,100	217,800

	Shares	Value
Common Stocks (Cont.)
Energy (cont.)
Energy XXI (Bermuda) Ltd.	12,400	$335,544
Exterran Holdings Inc. (a)	10,700	365,940
FMC Technologies Inc. (a)	4,340	226,591
Green Plains Renewable Energy Inc.	19,200	372,288
Marathon Petroleum Corp.	1,940	177,956
Oasis Petroleum Inc. (a)	13,230	621,413
Oceaneering International Inc.	3,320	261,882
Pioneer Energy Services Corp. (a)	36,400	291,564
Renewable Energy Group Inc. (a)	30,600	350,676
SM Energy Co.	7,290	605,872
Stone Energy Corp. (a)	11,400	394,326
W&T Offshore Inc.	18,100	289,600

		4,841,716

Financials (26.27%)
Affiliated Managers Group Inc. (a)	2,020	438,099
BankUnited Inc.	4,340	142,873
Berkshire Hills Bancorp Inc.	11,500	313,605
Brown & Brown Inc.	6,910	216,905
Capitol Federal Financial Inc.	23,400	283,374
Cash America International Inc.	7,700	294,910
Cathay General Bancorp	13,100	350,163
CNO Financial Group Inc.	20,500	362,645
Community Bank System Inc.	9,300	369,024
DCT Industrial Trust Inc.	35,000	249,550
Dime Community Bancshares	14,300	241,956
Discover Financial Services	8,010	448,160
East West Bancorp Inc.	2,890	101,063
Education Realty Trust Inc.	18,900	166,698
EverBank Financial Corp.	19,100	350,294
FBL Financial Group Inc. Class A	4,100	183,639
First American Financial Corp.	11,300	318,660
First Interstate BancSystem Inc.	9,400	266,678
First Republic Bank	2,230	116,740
Flagstar Bancorp Inc. (a)	18,500	362,970
Hartford Financial Services Group Inc., The	3,710	134,413
HCI Group Inc.	8,900	476,150
Horace Mann Educators Corp.	10,600	334,324
IntercontinentalExchange Group Inc.	1,660	373,367
International Bancshares Corp.	12,000	316,680
Invesco Ltd.	7,480	272,272
iStar Financial Inc. (a)	24,300	346,761
Jones Lang LaSalle Inc.	4,360	446,420
LaSalle Hotel Properties	9,140	282,060
Lazard Ltd. Class A	6,990	316,787
Mid-America Apartment Communities Inc.	4,590	278,797
Nelnet Inc. Class A	7,600	320,264
Northwest Bancshares Inc.	23,300	344,374
Ocwen Financial Corp. (a)	7,100	393,695
OFG Bancorp	15,400	267,036
One Liberty Properties Inc.	11,963	240,815
OneBeacon Insurance Group Ltd. Class A	18,800	297,416
PHH Corp. (a)	13,200	321,420

See accompanying notes to financial statements.	37

STATE FARM VARIABLE PRODUCT TRUST SMALL/MID CAP EQUITY FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2013

	Shares	Value
Common Stocks (Cont.)
Financials (cont.)
Platinum Underwriters Holdings Ltd.	5,600	$343,168
Raymond James Financial Inc.	8,060	420,651
RLI Corp.	3,000	292,140
Rockville Financial Inc.	9,000	127,890
Selective Insurance Group Inc.	12,200	330,132
Signature Bank (a)	3,900	418,938
Stewart Information Services Corp.	5,200	167,804
Susquehanna Bancshares Inc.	21,600	277,344
Symetra Financial Corp.	16,200	307,152
Trustmark Corp.	10,700	287,188
UMB Financial Corp.	4,900	314,972
United Bankshares Inc.	10,400	327,080
Webster Financial Corp.	10,000	311,800
Westamerica Bancorporation	5,800	327,468
Whitestone REIT	9,200	123,004
Wintrust Financial Corp.	7,200	332,064

		16,049,852

Health Care (8.52%)
Actavis PLC (a)	2,210	371,279
Addus HomeCare Corp. (a)	12,400	278,380
Albany Molecular Research Inc. (a)	26,900	271,152
Alliance HealthCare Services Inc. (a)	10,600	262,244
AMN Healthcare Services Inc. (a)	23,400	343,980
BioMarin Pharmaceutical Inc. (a)	2,170	152,486
Catamaran Corp. (a)	4,950	235,026
Cooper Companies Inc., The	2,790	345,514
Illumina Inc. (a)	1,690	186,948
Incyte Corp. (a)	2,330	117,968
Kindred Healthcare Inc.	24,500	483,630
Medivation Inc. (a)	1,810	115,514
PDL BioPharma Inc.	30,900	260,796
Perrigo Co. PLC	3,510	538,645
ResMed Inc.	3,690	173,725
Salix Pharmaceuticals Ltd. (a)	2,020	181,679
Select Medical Holdings Corp.	33,900	393,579
Shire PLC ADR	1,440	203,458
Triple-S Management Corp. Class B (a)	5,300	103,032
Zoetis Inc.	5,790	189,275

		5,208,310

Industrials (16.79%)
A.O. Smith Corp.	5,460	294,513
AAR Corp.	12,200	341,722
Aceto Corp.	13,600	340,136
Air Lease Corp.	7,390	229,681
AMERCO (a)	2,300	547,032
ARC Document Solutions Inc. (a)	26,700	219,474
B/E Aerospace Inc. (a)	6,660	579,620
CIRCOR International Inc.	4,800	387,744
Consolidated Graphics Inc. (a)	7,000	472,080
Fortune Brands Home & Security Inc.	13,730	627,461
Genesee & Wyoming Inc. Class A (a)	2,450	235,322
Hawaiian Holdings Inc. (a)	38,100	366,903
Heartland Express Inc.	15,500	304,110
Hexcel Corp. (a)	10,200	455,838

	Shares	Value
Common Stocks (Cont.)
Industrials (cont.)
Huron Consulting Group Inc. (a)	5,600	$351,232
Ingersoll-Rand PLC	3,960	243,936
Kansas City Southern	2,940	364,060
Kennametal Inc.	2,860	148,920
Kirby Corp. (a)	2,040	202,470
MasTec Inc. (a)	5,840	191,085
Pacer International Inc. (a)	16,200	133,812
Precision Castparts Corp.	1,205	324,506
Quanta Services Inc. (a)	13,870	437,737
Republic Airways Holdings Inc. (a)	33,100	353,839
Rockwell Automation Inc.	3,060	361,570
Saia Inc. (a)	9,550	306,078
Southwest Airlines Co.	13,690	257,920
United Rentals Inc. (a)	7,730	602,554
Verisk Analytics Inc. Class A (a)	2,370	155,756
WABCO Holdings Inc. (a)	1,720	160,665
Wabtec Corp.	3,530	262,173

		10,259,949

Information Technology (13.34%)
Alliance Data Systems Corp. (a)	820	215,602
Amkor Technology Inc. (a)	53,500	327,955
Amphenol Corp. Class A	3,550	316,589
Avago Technologies Ltd.	4,910	259,690
CACI International Inc. Class A (a)	3,500	256,270
Cadence Design Systems Inc. (a)	12,420	174,128
CommVault Systems Inc. (a)	2,310	172,973
Concur Technologies Inc. (a)	2,790	287,872
EarthLink Inc.	45,200	229,164
F5 Networks Inc. (a)	2,560	232,602
FleetCor Technologies Inc. (a)	760	89,049
Fortinet Inc. (a)	7,090	135,632
Gartner Inc. (a)	4,520	321,146
Insight Enterprises Inc. (a)	14,700	333,837
LinkedIn Corp. Class A (a)	1,730	375,116
Mentor Graphics Corp.	13,900	334,573
Microchip Technology Inc.	5,490	245,678
NCR Corp. (a)	6,840	232,970
NXP Semiconductors NV (a)	10,610	487,317
PC Connection Inc.	8,400	208,740
Plexus Corp. (a)	9,900	428,571
Sanmina Corp. (a)	20,400	340,680
ServiceNow Inc. (a)	3,670	205,557
ShoreTel Inc. (a)	38,700	359,136
Sykes Enterprises Inc. (a)	16,400	357,684
TeleCommunication Systems Inc. Class A (a)	55,100	127,832
TIBCO Software Inc. (a)	6,310	141,849
Ultimate Software Group Inc., The (a)	1,460	223,701
Unisys Corp. (a)	14,100	473,337
Vantiv Inc. Class A (a)	7,920	258,271

		8,153,521

Materials (3.29%)
Eagle Materials Inc.	3,910	302,751
Ecolab Inc.	1,630	169,960

38	See accompanying notes to financial statements.

STATE FARM VARIABLE PRODUCT TRUST SMALL/MID CAP EQUITY FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2013

	Shares	Value
Common Stocks (Cont.)
Materials (cont.)
Kaiser Aluminum Corp.	4,100	$287,984
Methanex Corp.	3,520	208,525
Packaging Corporation of America	4,710	298,049
Sensient Technologies Corp.	7,000	339,640
Sherwin-Williams Co., The	630	115,605
Tredegar Corp.	9,900	285,219

		2,007,733

Telecommunication Services (0.48%)
Cincinnati Bell Inc. (a)	82,100	292,276

		292,276

Utilities (1.18%)
ALLETE Inc.	1,520	75,818
American Water Works Company Inc.	9,680	409,076
Black Hills Corp.	4,500	236,295

		721,189

Total Common Stocks
(cost $49,497,025)		59,866,951

Registered Investment Companies (0.46%)
Financials (0.46%)
Fifth Street Finance Corp.	30,100	278,425

Total Registered Investment Companies
(cost $322,239)		278,425

Short-term Investments (1.08%)
JPMorgan U.S. Government Money Market Fund	662,083	662,083

Total Short-term Investments
(cost $662,083)		662,083

TOTAL INVESTMENTS (99.51%)
(cost $50,481,347)		60,807,459

OTHER ASSETS, NET OF LIABILITIES (0.49%)		300,203

NET ASSETS (100.00%)		$61,107,662

(a)	Non-income producing security.

ADR	- American Depositary Receipt

See accompanying notes to financial statements.	39

STATE FARM VARIABLE PRODUCT TRUST INTERNATIONAL EQUITY FUND

SCHEDULE OF INVESTMENTS

December 31, 2013

	Shares	Value
Common Stocks (96.36%)
Argentina (0.48%)
MercadoLibre Inc.	2,105	$226,898

Austria (0.47%)
Erste Group Bank AG	6,451	224,795

Belgium (1.11%)
Anheuser-Busch InBev NV	4,961	527,289

Brazil (1.08%)
BR Malls Participacoes SA	36,000	260,167
Itau Unibanco Holding SA ADR	18,572	252,022

		512,189

Canada (7.94%)
Barrick Gold Corp.	5,347	94,268
Canadian Pacific Railway Ltd.	6,454	976,074
Catamaran Corp. (a)	10,902	517,627
Dollarama Inc.	3,168	263,073
Imax Corp. (a)	8,852	260,957
Lululemon Athletica Inc. (a)	13,015	768,275
Potash Corporation of Saskatchewan Inc.	4,410	145,354
Suncor Energy Inc.	21,031	737,298

		3,762,926

China (1.47%)
PetroChina Company Ltd. H	132,000	144,524
Qunar Cayman Islands Ltd. ADR (a)	9,185	243,678
Youku Tudou Inc. ADR (a)	10,201	309,090

		697,292

Denmark (1.03%)
Novo Nordisk A/S Class B	2,654	486,483

France (9.43%)
Accor SA	5,677	267,878
Air Liquide SA	1,134	160,372
AXA SA	25,017	695,545
Compagnie de Saint-Gobain	4,851	266,774
Criteo SA Sponsored ADR (a)	2,942	100,616
Danone	4,557	327,997
Essilor International SA	1,155	122,793
JC Decaux SA	6,016	248,038
Legrand SA	4,389	241,880
L’Oreal SA	2,188	384,381
LVMH Moet Hennessy Louis Vuitton SA	588	107,262
Pernod Ricard SA	3,288	374,574
Remy Cointreau SA	4,285	359,528
Schneider Electric SA	5,606	488,952
Unibail-Rodamco SE	1,271	325,661

		4,472,251

Germany (8.40%)
Adidas AG	4,738	603,833

	Shares	Value
Common Stocks (Cont.)
Germany (Cont.)
Allianz SE Reg.	2,721	$487,936
Bayerische Motoren Werke (BMW) AG	4,126	483,720
Daimler AG Registered Shares	4,109	355,558
Fresenius Medical Care AG & Co. KGaA	2,190	155,851
Fresenius SE & Co. KGaA	1,332	204,499
Linde AG	2,296	480,266
SAP AG	6,124	524,948
Wirecard AG	17,369	686,131

		3,982,742

Hong Kong (3.64%)
AIA Group Ltd.	143,000	717,369
Anton Oilfield Services Group	20,000	12,174
Cheung Kong Holdings Ltd.	20,000	315,954
Hang Lung Properties Ltd.	25,000	79,311
Sands China Ltd.	73,200	600,379

		1,725,187

India (0.57%)
Tata Motors Ltd. Sponsored ADR	8,757	269,716

Italy (1.27%)
Intesa Sanpaolo	183,288	452,356
Pirelli & C. SpA	8,724	150,980

		603,336

Japan (8.21%)
Dentsu Inc.	5,400	220,492
Fanuc Corp.	2,800	511,822
Japan Exchange Group Inc.	17,400	493,862
Japan Tobacco Inc.	13,200	428,676
JIN Co. Ltd.	6,400	270,441
Komatsu Ltd.	5,700	115,667
LIXIL Group Corp.	1,700	46,540
Rakuten Inc.	48,100	714,352
SMC Corp.	1,300	327,129
START TODAY Co. Ltd.	17,800	441,324
Toyota Motor Corp.	5,300	323,103

		3,893,408

Malaysia (1.20%)
Genting Berhad	91,000	285,044
Genting BHD Warrants (a)	22,684	21,676
Sime Darby Berhad	90,500	263,031

		569,751

Netherlands (5.95%)
ASML Holding NV	10,514	984,138
Heineken NV	5,055	341,310
Royal Dutch Shell PLC Class A	9,494	338,342
Sensata Technologies Holding NV (a)	12,665	491,022

40	See accompanying notes to financial statements.

STATE FARM VARIABLE PRODUCT TRUST INTERNATIONAL EQUITY FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2013

	Shares	Value
Common Stocks (Cont.)
Netherlands (Cont.)
Yandex NV Class A (a)	15,477	$667,833

		2,822,645

Panama (0.78%)
Copa Holdings SA Class A	2,297	367,773

Portugal (1.28%)
Jeronimo Martins SGPS SA	31,079	607,767

Russia (0.52%)
Magnit OJSC Sponsored GDR (b) (c)	3,713	245,801

Singapore (0.87%)
DBS Group Holdings Ltd.	8,230	111,520
United Overseas Bank Ltd.	17,974	302,522

		414,042

South Africa (1.46%)
Naspers Ltd. N Shares	6,640	693,757

Spain (2.12%)
Banco Bilbao Vizcaya Argentaria SA	54,739	673,824
Banco Santander SA	37,138	332,396

		1,006,220

Sweden (2.42%)
Atlas Copco AB Class A	15,300	424,138
Investor AB B Shares	8,200	282,136
Sandvik AB	14,923	210,440
Volvo AB B Shares	17,503	229,814

		1,146,528

Switzerland (10.60%)
ABB Ltd. Reg.	12,774	336,229
Compagnie Financiere Richemont SA Reg.	4,809	478,717
Holcim Ltd. Reg.	3,841	287,413
Nestle SA Reg.	6,953	508,975
Novartis AG	5,005	399,480
Roche Holding AG	5,587	1,560,765
Swatch Group AG, The	1,145	756,659
Syngenta AG Reg.	870	346,420
UBS AG Reg.	18,661	353,953

		5,028,611

Taiwan (2.24%)
Taiwan Semiconductor Manufacturing Company Ltd. Sponsored ADR	60,794	1,060,247

United Kingdom (14.08%)
Anglo American PLC	9,137	199,721
ARM Holdings PLC	15,250	277,533
BG Group PLC	18,926	406,643
British American Tobacco PLC	6,298	337,697
CRH PLC	4,473	112,810
Diageo PLC	16,503	546,563

	Shares	Value
Common Stocks (Cont.)
United Kingdom (Cont.)
Domino’s Pizza Group PLC	58,679	$498,478
Glencore Xstrata PLC	51,978	269,150
Hargreaves Lansdown PLC	17,755	398,095
Lloyds Banking Group PLC (a)	424,067	553,922
Pearson PLC	13,253	294,300
Reckitt Benckiser Group PLC	2,566	203,663
Rightmove PLC	6,088	276,231
Rolls-Royce Holdings PLC	65,415	1,381,131
Rolls-Royce Holdings PLC C Shares - Entitlement Shares (a) (c)	2,212,092	3,663
Telecity Group PLC	76,535	919,485

		6,679,085

United States (7.74%)
Freeport-McMoRan Copper & Gold Inc.	12,304	464,353
Gilead Sciences Inc. (a)	6,341	476,526
Liberty Global PLC Series C (a)	11,912	1,004,419
MasterCard Inc. Class A	875	731,028
Schlumberger Ltd.	11,042	994,994

		3,671,320

Total Common Stocks
(cost $36,481,048)		45,698,059

Preferred Stocks (0.60%)
Brazil (0.60%)
Banco Bradesco SA Pfd.	23,074	284,507

Total Preferred Stocks
(cost $322,581)		284,507

Short-term Investments (2.22%)
State Street Institutional U.S. Government Money Market Fund	1,053,145	1,053,145

Total Short-term Investments
(cost $1,053,145)		1,053,145

TOTAL INVESTMENTS (99.18%)
(cost $37,856,774)		47,035,711
CASH AND OTHER ASSETS, NET OF LIABILITIES (0.82%)		387,278

NET ASSETS (100.00%)		$47,422,989

(a)	Non-income producing security.

(b)	These shares may only be resold to qualified institutional buyers in transactions exempt from registration.

(c)	In accordance with the Trust’s valuation procedures, State Farm Investment Management Corp. (“SFIMC”) determined the fair value for the security considering the facts and circumstances related to the particular security.

ADR	- American Depositary Receipt

GDR	- Global Depositary Receipt

See accompanying notes to financial statements.	41

STATE FARM VARIABLE PRODUCT TRUST INTERNATIONAL EQUITY FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2013

INTERNATIONAL EQUITY FUND FOREIGN

CURRENCY DENOMINATIONS

Currency	Value	%
Euro	$12,987,574	27.61
United States Dollar	10,745,642	22.85
British Pound	6,679,085	14.20
Swiss Franc	5,028,611	10.69
Japanese Yen	3,893,408	8.28
Canadian Dollar	1,976,445	4.20
Hong Kong Dollar	1,869,711	3.98
Swedish Krona	1,146,528	2.44
South African Rand	693,757	1.47
Malaysian Ringgit	569,751	1.21
Brazilian Real	544,674	1.16
Danish Krone	486,483	1.03
Singapore Dollar	414,042	0.88

Total Investments	$47,035,711	100.00%

INTERNATIONAL EQUITY FUND SECTOR CLASSIFICATIONS

Sector	Value	%
Consumer Discretionary	$10,902,340	22.99
Financials	7,597,853	16.02
Industrials	6,682,079	14.09
Information Technology	6,487,947	13.68
Consumer Staples	5,194,221	10.95
Health Care	3,924,024	8.28
Energy	2,903,125	6.12
Materials	2,290,977	4.83

Total Stocks	45,982,566	96.96
Short-term Investments	1,053,145	2.22
Cash and Other Assets, Net of Liabilities	387,278	0.82

Net Assets	$47,422,989	100.00%

OPEN FORWARD FOREIGN CURRENCY CONTRACTS

Currency	Counterparty	Settlement Date	Foreign amount Purchased (Sold)	U.S. Dollar amount Purchased (Sold)	Unrealized Gain	Unrealized (Loss)
Brazilian Real	State Street Bank and Trust Company	01/03/2014	50,263	$(21,333)	$—	$(28)
Hong Kong Dollar	JPMorgan Chase Bank N.A.	01/03/2014	94,649	(12,207)	—	(1)
Danish Krone	State Street Bank and Trust Company	01/03/2014	(880,621)	162,470	77	—
Danish Krone	State Street Bank and Trust Company	01/02/2014	(470,611)	86,438	—	(347)

Total					$77	$(376)

42	See accompanying notes to financial statements.

STATE FARM VARIABLE PRODUCT TRUST LARGE CAP EQUITY INDEX FUND

SCHEDULE OF INVESTMENTS

December 31, 2013

	Shares	Value
Common Stocks (98.01%)
Consumer Discretionary (12.29%)
Amazon.com Inc. (a)	13,201	$5,264,427
AutoNation Inc. (a)	2,243	111,450
AutoZone Inc. (a)	1,212	579,263
Bed Bath & Beyond Inc. (a)	7,645	613,894
Best Buy Co. Inc.	9,760	389,229
BorgWarner Inc.	8,105	453,151
Cablevision Systems Corp. Class A	7,749	138,940
CarMax Inc. (a)	7,987	375,549
Carnival Corp.	15,636	628,098
CBS Corp. Class B	19,873	1,266,705
Chipotle Mexican Grill Inc. (a)	1,103	587,656
Coach Inc.	9,979	560,121
Comcast Corp. Class A	92,816	4,823,183
Darden Restaurants Inc.	4,656	253,147
Delphi Automotive PLC	9,969	599,436
DIRECTV (a)	17,401	1,202,235
Discovery Communications Inc. Class A (a)	8,035	726,525
Dollar General Corp. (a)	10,490	632,757
Dollar Tree Inc. (a)	7,434	419,426
DR Horton Inc.	10,090	225,209
Expedia Inc.	3,664	255,234
Family Dollar Stores Inc.	3,446	223,887
Ford Motor Co.	140,375	2,165,986
Fossil Group Inc. (a)	1,748	209,655
GameStop Corp. Class A	4,135	203,690
Gannett Co. Inc.	8,115	240,042
GAP Inc., The	9,427	368,407
Garmin Ltd.	4,381	202,490
General Motors Co. (a)	40,576	1,658,341
Genuine Parts Co.	5,469	454,966
Goodyear Tire & Rubber Co., The	8,734	208,306
Graham Holdings Co. Class B (a)	154	102,151
H&R Block Inc.	9,786	284,185
Harley-Davidson Inc.	7,871	544,988
Harman International Industries Inc.	2,416	197,750
Hasbro Inc.	4,103	225,706
Home Depot Inc., The	50,156	4,129,845
International Game Technology	8,848	160,680
Interpublic Group of Companies Inc., The	14,707	260,314
Johnson Controls Inc.	24,432	1,253,362
Kohl’s Corp.	7,164	406,557
L Brands Inc.	8,699	538,033
Leggett & Platt Inc.	4,986	154,267
Lennar Corp. Class A	6,035	238,745
Lowe’s Companies Inc.	37,245	1,845,490
Macy’s Inc.	13,119	700,555
Marriott International Inc. Class A	7,996	394,683
Mattel Inc.	12,048	573,244
McDonald’s Corp.	35,439	3,438,646
Michael Kors Holdings Ltd. (a)	6,382	518,155
Mohawk Industries Inc. (a)	2,176	324,006
Netflix Inc. (a)	2,105	774,998
Newell Rubbermaid Inc.	10,290	333,499
News Corp. Class A (a)	17,792	320,612
NIKE Inc. Class B	26,612	2,092,768

	Shares	Value
Common Stocks (Cont.)
Consumer Discretionary (Cont.)
Nordstrom Inc.	5,069	$313,264
Omnicom Group Inc.	9,186	683,163
O’Reilly Automotive Inc. (a)	3,820	491,672
PetSmart Inc.	3,693	268,666
Priceline.com Inc. (a)	1,832	2,129,517
PulteGroup Inc.	12,195	248,412
PVH Corp.	2,914	396,362
Ralph Lauren Corp.	2,123	374,858
Ross Stores Inc.	7,740	579,958
Scripps Networks Interactive Class A	3,909	337,777
Staples Inc.	23,597	374,956
Starbucks Corp.	26,831	2,103,282
Starwood Hotels & Resorts Worldwide Inc.	6,818	541,690
Target Corp.	22,537	1,425,916
Tiffany & Co.	3,931	364,718
Time Warner Cable Inc.	10,039	1,360,285
Time Warner Inc.	32,221	2,246,448
TJX Companies Inc.	25,327	1,614,090
TripAdvisor Inc. (a)	3,923	324,942
Twenty-First Century Fox Inc. Class A	69,888	2,458,660
Urban Outfitters Inc. (a)	3,828	142,019
VF Corp.	12,564	783,240
Viacom Inc. Class B	14,432	1,260,491
Walt Disney Co., The	58,207	4,447,015
Whirlpool Corp.	2,794	438,267
Wyndham Worldwide Corp.	4,637	341,701
Wynn Resorts Ltd.	2,889	561,073
Yum! Brands Inc.	15,858	1,199,023

		73,666,109

Consumer Staples (9.56%)
Altria Group Inc.	71,230	2,734,520
Archer-Daniels-Midland Co.	23,420	1,016,425
Avon Products Inc.	15,465	266,307
Beam Inc.	5,785	393,727
Brown-Forman Corp. Class B	5,736	433,470
Campbell Soup Co.	6,368	275,607
Clorox Co., The	4,593	426,047
Coca-Cola Co., The	135,262	5,587,673
Coca-Cola Enterprises Inc.	8,594	379,253
Colgate-Palmolive Co.	31,303	2,041,269
ConAgra Foods Inc.	15,077	508,095
Constellation Brands Inc. (a)	5,925	417,002
Costco Wholesale Corp.	15,550	1,850,606
CVS Caremark Corp.	42,391	3,033,924
Dr. Pepper Snapple Group Inc.	7,140	347,861
Estee Lauder Companies Inc. Class A, The	9,132	687,822
General Mills Inc.	22,586	1,127,267
Hershey Co., The	5,342	519,403
Hormel Foods Corp.	4,811	217,313
J.M. Smucker Co., The	3,756	389,197
Kellogg Co.	9,192	561,355
Kimberly-Clark Corp.	13,591	1,419,716
Kraft Foods Group Inc.	21,172	1,141,594

See accompanying notes to financial statements.	43

STATE FARM VARIABLE PRODUCT TRUST LARGE CAP EQUITY INDEX FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2013

	Shares	Value
Common Stocks (Cont.)
Consumer Staples (Cont.)
Kroger Co., The	18,509	$731,661
Lorillard Inc.	13,115	664,668
McCormick & Company Inc.	4,716	325,027
Mead Johnson Nutrition Co. Class A	7,168	600,392
Molson Coors Brewing Co. Class B	5,633	316,293
Mondelez International Inc. Class A	62,459	2,204,803
Monster Beverage Corp. (a)	4,845	328,346
PepsiCo Inc.	54,622	4,530,349
Philip Morris International Inc.	57,064	4,971,986
Procter & Gamble Co., The	96,817	7,881,872
Reynolds American Inc.	11,159	557,838
Safeway Inc.	8,800	286,616
Sysco Corp.	20,707	747,523
Tyson Foods Inc. Class A	9,666	323,424
Walgreen Co.	31,045	1,783,225
Wal-Mart Stores Inc.	57,624	4,534,433
Whole Foods Market Inc.	13,216	764,281

		57,328,190

Energy (10.07%)
Anadarko Petroleum Corp.	17,951	1,423,873
Apache Corp.	14,217	1,221,809
Baker Hughes Inc.	15,823	874,379
Cabot Oil & Gas Corp.	15,028	582,485
Cameron International Corp. (a)	8,468	504,100
Chesapeake Energy Corp.	17,908	486,023
Chevron Corp.	68,499	8,556,210
ConocoPhillips	43,596	3,080,057
CONSOL Energy Inc.	8,177	311,053
Denbury Resources Inc. (a)	12,888	211,750
Devon Energy Corp.	13,630	843,288
Diamond Offshore Drilling Inc.	2,482	141,275
Ensco PLC Class A	8,344	477,110
EOG Resources Inc.	9,728	1,632,748
EQT Corp.	5,379	482,927
Exxon Mobil Corp.	155,599	15,746,619
FMC Technologies Inc. (a)	8,463	441,853
Halliburton Co.	30,195	1,532,396
Helmerich & Payne Inc.	3,794	319,000
Hess Corp.	10,128	840,624
Kinder Morgan Inc.	24,046	865,656
Marathon Oil Corp.	24,805	875,616
Marathon Petroleum Corp.	10,719	983,254
Murphy Oil Corp.	6,277	407,252
Nabors Industries Ltd.	9,165	155,713
National-Oilwell Varco Inc.	15,267	1,214,185
Newfield Exploration Co. (a)	4,827	118,889
Noble Corp. PLC	9,053	339,216
Noble Energy Inc.	12,826	873,579
Occidental Petroleum Corp.	28,708	2,730,131
Peabody Energy Corp.	9,647	188,406
Phillips 66	21,351	1,646,803
Pioneer Natural Resources Co.	5,082	935,444
QEP Resources Inc.	6,371	195,271
Range Resources Corp.	5,837	492,117
Rowan Companies PLC Class A (a)	4,410	155,938

	Shares	Value
Common Stocks (Cont.)
Energy (Cont.)
Schlumberger Ltd.	46,905	$4,226,610
Southwestern Energy Co. (a)	12,426	488,715
Spectra Energy Corp.	23,905	851,496
Tesoro Corp.	4,726	276,471
Transocean Ltd.	12,101	598,031
Valero Energy Corp.	19,212	968,285
Williams Companies Inc., The	24,399	941,069
WPX Energy Inc. (a)	7,253	147,816

		60,385,542

Financials (15.86%)
ACE Ltd.	12,095	1,252,197
Aflac Inc.	16,609	1,109,481
Allstate Corp., The	16,195	883,275
American Express Co.	32,812	2,977,033
American International Group Inc.	52,437	2,676,909
American Tower Corp.	14,040	1,120,673
Ameriprise Financial Inc.	6,927	796,951
Aon PLC	10,719	899,217
Apartment Investment and Management Co.	5,181	134,240
Assurant Inc.	2,585	171,566
AvalonBay Communities Inc.	4,345	513,709
Bank of America Corp.	379,897	5,914,996
Bank of New York Mellon Corp.	40,900	1,429,046
BB&T Corp.	25,137	938,113
Berkshire Hathaway Inc. Class B (a)	64,113	7,601,237
BlackRock Inc.	4,527	1,432,660
Boston Properties Inc.	5,443	546,314
Capital One Financial Corp.	20,532	1,572,957
CBRE Group Inc. (a)	9,909	260,607
Charles Schwab Corp., The	41,298	1,073,748
Chubb Corp., The	8,964	866,191
Cincinnati Financial Corp.	5,236	274,209
Citigroup Inc.	108,026	5,629,235
CME Group Inc.	11,222	880,478
Comerica Inc.	6,499	308,962
Discover Financial Services	17,056	954,283
E*TRADE Financial Corp. (a)	10,262	201,546
Equity Residential	11,969	620,832
Fifth Third Bancorp	31,431	660,994
Franklin Resources Inc.	14,375	829,869
General Growth Properites Inc.	19,134	384,019
Genworth Financial Inc. Class A (a)	17,644	274,011
Goldman Sachs Group Inc., The	15,016	2,661,736
Hartford Financial Services Group Inc., The	15,916	576,637
HCP Inc.	16,255	590,382
Healthcare Realty Trust Inc.	10,242	548,664
Host Hotels & Resorts Inc.	27,064	526,124
Hudson City Bancorp Inc.	16,928	159,631
Huntington Bancshares Inc.	29,647	286,094
IntercontinentalExchange Group Inc.	4,102	922,622
Invesco Ltd.	15,817	575,739
JPMorgan Chase & Co.	133,893	7,830,063
KeyCorp	31,916	428,313

44	See accompanying notes to financial statements.

STATE FARM VARIABLE PRODUCT TRUST LARGE CAP EQUITY INDEX FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2013

	Shares	Value
Common Stocks (Cont.)
Financials (Cont.)
Kimco Realty Corp.	14,637	$289,081
Legg Mason Inc.	3,726	162,006
Leucadia National Corp.	11,198	317,351
Lincoln National Corp.	9,339	482,079
Loews Corp.	10,930	527,263
M&T Bank Corp.	4,645	540,771
Macerich Co., The	5,022	295,746
Marsh & McLennan Companies Inc.	19,522	944,084
McGraw Hill Financial Inc.	9,642	754,004
MetLife Inc.	39,887	2,150,707
Moody’s Corp.	6,738	528,731
Morgan Stanley	49,339	1,547,271
NASDAQ OMX Group Inc., The	4,128	164,294
Northern Trust Corp.	7,976	493,635
People’s United Financial Inc.	11,253	170,145
Plum Creek Timber Co. Inc.	6,308	293,385
PNC Financial Services Group Inc.	18,980	1,472,468
Principal Financial Group Inc.	9,779	482,202
Progressive Corp., The	19,565	533,538
ProLogis Inc.	17,808	658,006
Prudential Financial Inc.	16,488	1,520,523
Public Storage	5,160	776,683
Regions Financial Corp.	49,036	484,966
Simon Property Group Inc.	11,049	1,681,216
SLM Corp.	15,583	409,521
State Street Corp.	15,632	1,147,232
Suntrust Banks Inc.	19,057	701,488
T. Rowe Price Group Inc.	9,291	778,307
Torchmark Corp.	3,192	249,455
Travelers Companies Inc., The	12,964	1,173,761
U.S. Bancorp	65,043	2,627,737
Unum Group	9,271	325,227
Ventas Inc.	10,474	599,951
Vornado Realty Trust	6,212	551,563
Wells Fargo & Co.	170,733	7,751,278
Weyerhaeuser Co.	20,692	653,246
XL Group PLC	10,059	320,279
Zions Bancorporation	6,561	196,568

		95,051,331

Health Care (12.70%)
Abbott Laboratories	55,065	2,110,642
AbbVie Inc.	56,704	2,994,538
Actavis PLC (a)	6,190	1,039,920
Aetna Inc.	13,085	897,500
Agilent Technologies Inc.	11,815	675,700
Alexion Pharmaceuticals Inc. (a)	6,984	929,291
Allergan Inc.	10,600	1,177,448
AmerisourceBergen Corp.	8,177	574,925
Amgen Inc.	26,854	3,065,653
Baxter International Inc.	19,306	1,342,732
Becton, Dickinson and Co.	6,888	761,055
Biogen Idec Inc. (a)	8,413	2,353,537
Boston Scientific Corp. (a)	47,528	571,287
Bristol-Myers Squibb Co.	58,642	3,116,822
Cardinal Health Inc.	12,201	815,149

	Shares	Value
Common Stocks (Cont.)
Health Care (Cont.)
CareFusion Corp. (a)	7,520	$299,446
Celgene Corp. (a)	14,685	2,481,178
Cerner Corp. (a)	10,540	587,500
Cigna Corp.	9,842	860,978
Covidien PLC	16,350	1,113,435
CR Bard Inc.	2,773	371,416
DaVita HealthCare Partners Inc. (a)	6,304	399,484
DENTSPLY International Inc.	5,085	246,521
Edwards Lifesciences Corp. (a)	3,892	255,938
Eli Lilly and Co.	35,301	1,800,351
Express Scripts Holding Co. (a)	28,697	2,015,677
Forest Laboratories Inc. (a)	8,438	506,533
Gilead Sciences Inc. (a)	54,580	4,101,687
Hospira Inc. (a)	5,911	244,006
Humana Inc.	5,538	571,632
Intuitive Surgical Inc. (a)	1,355	520,428
Johnson & Johnson	100,493	9,204,154
Laboratory Corp. of America Holdings (a)	3,110	284,161
Life Technologies Corp. (a)	6,168	467,534
McKesson Corp.	8,196	1,322,834
Medtronic Inc.	35,528	2,038,952
Merck & Co. Inc.	104,070	5,208,704
Mylan Inc. (a)	13,638	591,889
Patterson Companies Inc.	3,012	124,094
PerkinElmer Inc.	4,006	165,167
Perrigo Co. PLC	4,748	728,628
Pfizer Inc.	230,839	7,070,599
Quest Diagnostics Inc.	5,174	277,016
Regeneron Pharmaceuticals Inc. (a)	2,806	772,323
St. Jude Medical Inc.	10,399	644,218
Stryker Corp.	10,534	791,525
Tenet Healthcare Corp. (a)	3,508	147,757
Thermo Fisher Scientific Inc.	12,874	1,433,520
UnitedHealth Group Inc.	35,855	2,699,882
Varian Medical Systems Inc. (a)	3,762	292,270
Vertex Pharmaceuticals Inc. (a)	8,316	617,879
Waters Corp. (a)	3,045	304,500
WellPoint Inc.	10,519	971,850
Zimmer Holdings Inc.	6,112	569,577
Zoetis Inc.	17,859	583,811

		76,115,253

Industrials (10.72%)
3M Co.	22,780	3,194,894
ADT Corp., The	7,146	289,199
Allegion PLC (a)	3,176	140,347
AMETEK Inc.	8,724	459,493
Boeing Co., The	24,623	3,360,793
Caterpillar Inc.	22,660	2,057,755
CH Robinson Worldwide Inc.	5,396	314,803
Cintas Corp.	3,575	213,034
CSX Corp.	36,095	1,038,453
Cummins Inc.	6,219	876,692
Danaher Corp.	21,361	1,649,069
Deere & Co.	13,615	1,243,458

See accompanying notes to financial statements.	45

STATE FARM VARIABLE PRODUCT TRUST LARGE CAP EQUITY INDEX FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2013

	Shares	Value
Common Stocks (Cont.)
Industrials (Cont.)
Delta Air Lines Inc.	30,454	$836,571
Dover Corp.	6,041	583,198
Dun & Bradstreet Corp.	1,375	168,781
Eaton Corp. PLC	16,923	1,288,179
Emerson Electric Co.	25,070	1,759,413
Equifax Inc.	4,334	299,436
Expeditors International of Washington Inc.	7,257	321,122
Fastenal Co.	9,756	463,508
FedEx Corp.	10,611	1,525,543
Flowserve Corp.	4,955	390,603
Fluor Corp.	5,824	467,609
General Dynamics Corp.	11,925	1,139,434
General Electric Co.	360,359	10,100,863
Honeywell International Inc.	27,946	2,553,426
Illinois Tool Works Inc.	14,541	1,222,607
Ingersoll-Rand PLC	9,538	587,541
Iron Mountain Inc.	6,072	184,285
Jacobs Engineering Group Inc. (a)	4,698	295,927
Joy Global Inc.	3,738	218,636
Kansas City Southern	3,937	487,519
L-3 Communications Holdings Inc.	3,152	336,823
Lockheed Martin Corp.	9,582	1,424,460
Masco Corp.	12,714	289,498
Nielsen Holdings N.V.	9,020	413,928
Norfolk Southern Corp.	11,000	1,021,130
Northrop Grumman Corp.	7,904	905,877
PACCAR Inc.	12,642	748,027
Pall Corp.	3,935	335,852
Parker Hannifin Corp.	5,328	685,394
Pentair Ltd. Reg.	7,114	552,544
Pitney Bowes Inc.	7,216	168,133
Precision Castparts Corp.	5,173	1,393,089
Quanta Services Inc. (a)	7,639	241,087
Raytheon Co.	11,376	1,031,803
Republic Services Inc.	9,550	317,060
Robert Half International Inc.	4,926	206,843
Rockwell Automation Inc.	4,953	585,246
Rockwell Collins Inc.	4,824	356,590
Roper Industries Inc.	3,543	491,343
Ryder System Inc.	1,902	140,330
Snap-on Inc.	2,055	225,064
Southwest Airlines Co.	24,800	467,232
Stanley Black & Decker Inc.	5,525	445,812
Stericycle Inc. (a)	3,069	356,526
Textron Inc.	10,022	368,409
Tyco International Ltd.	16,644	683,070
Union Pacific Corp.	16,404	2,755,872
United Parcel Service Inc. Class B	25,459	2,675,232
United Technologies Corp.	30,066	3,421,511
W.W. Grainger Inc.	2,209	564,223
Waste Management Inc.	15,571	698,671
Xylem Inc.	6,544	226,422

		64,265,292

	Shares	Value
Common Stocks (Cont.)
Information Technology (18.26%)
Accenture PLC Class A	22,640	$1,861,459
Adobe Systems Inc. (a)	16,554	991,254
Akamai Technologies Inc. (a)	6,365	300,301
Alliance Data Systems Corp. (a)	1,737	456,709
Altera Corp.	11,414	371,297
Amphenol Corp. Class A	5,627	501,816
Analog Devices Inc.	11,098	565,221
Apple Inc.	32,048	17,982,453
Applied Materials Inc.	42,959	759,945
Autodesk Inc. (a)	8,073	406,314
Automatic Data Processing Inc.	17,144	1,385,407
Broadcom Corp. Class A	19,210	569,577
CA Inc.	11,564	389,129
Cisco Systems Inc.	190,427	4,275,086
Citrix Systems Inc. (a)	6,607	417,893
Cognizant Technology Solutions Corp. Class A (a)	10,762	1,086,747
Computer Sciences Corp.	5,277	294,879
Corning Inc.	51,531	918,282
eBay Inc. (a)	41,495	2,277,661
Electronic Arts Inc. (a)	10,959	251,399
EMC Corp.	73,286	1,843,143
F5 Networks Inc. (a)	2,739	248,866
Facebook Inc. Class A (a)	58,589	3,202,475
Fidelity National Information Services Inc.	10,336	554,836
First Solar Inc. (a)	2,564	140,097
Fiserv Inc. (a)	9,187	542,492
FLIR Systems Inc.	5,081	152,938
Google Inc. Class A (a)	9,997	11,203,738
Harris Corp.	3,810	265,976
Hewlett-Packard Co.	68,442	1,915,007
Intel Corp.	177,050	4,596,218
International Business Machines Corp.	36,355	6,819,107
Intuit Inc.	10,142	774,037
Jabil Circuit Inc.	6,721	117,214
Juniper Networks Inc. (a)	17,868	403,281
KLA-Tencor Corp.	5,921	381,668
Lam Research Corp. (a)	5,734	312,216
Linear Technology Corp.	8,331	379,477
LSI Corp.	19,408	213,876
MasterCard Inc. Class A	3,688	3,081,176
Microchip Technology Inc.	7,050	315,488
Micron Technology Inc. (a)	37,479	815,543
Microsoft Corp.	270,512	10,125,264
Motorola Solutions Inc.	8,197	553,298
NetApp Inc.	12,149	499,810
NVIDIA Corp.	20,674	331,197
Oracle Corp.	124,987	4,782,003
Paychex Inc.	11,621	529,104
QUALCOMM Inc.	60,172	4,467,771
Red Hat Inc. (a)	6,764	379,055
Salesforce.com Inc. (a)	19,766	1,090,886
SanDisk Corp.	8,069	569,187

46	See accompanying notes to financial statements.

STATE FARM VARIABLE PRODUCT TRUST LARGE CAP EQUITY INDEX FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2013

	Shares	Value
Common Stocks (Cont.)
Information Technology (Cont.)
Seagate Technology PLC	11,623	$652,748
Symantec Corp.	24,736	583,275
TE Connectivity Ltd.	14,611	805,212
Teradata Corp. (a)	5,829	265,161
Texas Instruments Inc.	38,980	1,711,612
Total System Services Inc.	5,919	196,984
VeriSign Inc. (a)	4,584	274,032
Visa Inc. Class A	18,138	4,038,970
Western Digital Corp.	7,474	627,069
Western Union Co.	19,720	340,170
Xerox Corp.	41,386	503,668
Xilinx Inc.	9,513	436,837
Yahoo! Inc. (a)	33,596	1,358,622

		109,463,633

Materials (3.43%)
Air Products & Chemicals Inc.	7,534	842,152
Airgas Inc.	2,348	262,624
Alcoa Inc.	38,212	406,194
Allegheny Technologies Inc.	3,873	137,995
Avery Dennison Corp.	3,462	173,758
Ball Corp.	5,185	267,857
Bemis Company Inc.	3,677	150,610
CF Industries Holdings Inc.	2,046	476,800
Cliffs Natural Resources Inc.	5,482	143,683
Dow Chemical Co., The	43,215	1,918,746
E.I. du Pont de Nemours & Co.	32,974	2,142,321
Eastman Chemical Co.	5,510	444,657
Ecolab Inc.	9,637	1,004,850
FMC Corp.	4,743	357,907
Freeport-McMoRan Copper & Gold Inc.	36,919	1,393,323
International Flavors & Fragrances Inc.	2,900	249,342
International Paper Co.	15,795	774,429
LyondellBasell Industries NV Class A	15,556	1,248,836
MeadWestvaco Corp.	6,310	233,028
Monsanto Co.	18,727	2,182,632
Mosaic Co., The	12,168	575,181
Newmont Mining Corp.	17,778	409,427
Nucor Corp.	11,365	606,664
Owens-Illinois Inc. (a)	5,875	210,208
PPG Industries Inc.	5,058	959,300
Praxair Inc.	10,483	1,363,104
Sealed Air Corp.	7,002	238,418
Sherwin-Williams Co., The	3,067	562,794
Sigma-Aldrich Corp.	4,240	398,602
United States Steel Corp.	5,203	153,488
Vulcan Materials Co.	4,644	275,946

		20,564,876

Telecommunication Services (2.25%)
AT&T Inc.	187,632	6,597,142
CenturyLink Inc.	21,044	670,251
Crown Castle International Corp. (a)	11,903	874,037
Frontier Communications Corp.	35,536	165,242

	Shares	Value
Common Stocks (Cont.)
Telecommunication Services (Cont.)
Verizon Communications Inc.	101,926	$5,008,644
Windstream Holdings Inc.	20,988	167,484

		13,482,800

Utilities (2.87%)
AES Corp., The	23,411	339,691
AGL Resources Inc.	4,200	198,366
Ameren Corp.	8,670	313,507
American Electric Power Company Inc.	17,385	812,575
CenterPoint Energy Inc.	15,314	354,979
CMS Energy Corp.	9,431	252,468
Consolidated Edison Inc.	10,461	578,284
Dominion Resources Inc.	20,677	1,337,595
DTE Energy Co.	6,327	420,050
Duke Energy Corp.	25,133	1,734,428
Edison International	11,638	538,839
Entergy Corp.	6,369	402,967
Exelon Corp.	30,591	837,888
FirstEnergy Corp.	14,939	492,688
Integrys Energy Group Inc.	2,810	152,892
NextEra Energy Inc.	15,344	1,313,753
NiSource Inc.	11,168	367,204
Northeast Utilities	11,243	476,591
NRG Energy Inc.	11,538	331,371
ONEOK Inc.	7,366	458,018
Pepco Holdings Inc.	8,979	171,768
PG&E Corp.	16,029	645,648
Pinnacle West Capital Corp.	3,879	205,277
PPL Corp.	22,391	673,745
Public Service Enterprise Group Inc.	18,068	578,899
SCANA Corp.	4,973	233,383
Sempra Energy	8,113	728,223
Southern Co.	31,414	1,291,430
TECO Energy Inc.	7,115	122,663
Wisconsin Energy Corp.	8,011	331,175
Xcel Energy Inc.	17,774	496,606

		17,192,971

Total Common Stocks
(cost $434,317,719)		587,515,997

See accompanying notes to financial statements.	47

STATE FARM VARIABLE PRODUCT TRUST LARGE CAP EQUITY INDEX FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2013

	Shares	Value
Short-term Investments (1.72%)
State Street Institutional U.S. Government Money Market Fund	10,328,784	$10,328,784

Total Short-term Investments
(cost $ 10,328,784)		10,328,784

TOTAL INVESTMENTS (99.73%)
(cost $ 444,646,503)		597,844,781

CASH (b) AND OTHER ASSETS, NET OF LIABILITIES (0.27%)		1,620,363

NET ASSETS (100.00%)		$599,465,144

(a)	Non-income producing security.

(b)	At December 31, 2013, cash in the amount of $640,000 has been pledged to cover, in whole or in part, initial margin requirements for open futures contracts.

OPEN FUTURES CONTRACTS

Description	Contracts Purchased	Expiration	Notional Value	Market Value	Unrealized Gain (Loss)
S&P 500 Mini Index	126	March 2014	$11,149,898	$11,598,930	$ 449,032

48	See accompanying notes to financial statements.

STATE FARM VARIABLE PRODUCT TRUST SMALL CAP EQUITY INDEX FUND

SCHEDULE OF INVESTMENTS

December 31, 2013

	Shares	Value
Common Stocks (96.96%)
Consumer Discretionary (13.49%)
1-800-FLOWERS.COM Inc. (a)	4,869	$26,341
Aeropostale Inc. (a)	14,384	130,751
AFC Enterprises Inc. (a)	4,340	167,090
AH Belo Corp. Class A	3,435	25,659
American Apparel Inc. (a)	10,713	13,177
American Axle & Manufacturing Holdings Inc. (a)	12,239	250,288
American Public Education Inc. (a)	3,228	140,321
America’s Car-Mart Inc. (a)	1,491	62,965
Ann Inc. (a)	8,577	313,575
Arctic Cat Inc.	2,383	135,783
Asbury Automotive Group Inc. (a)	5,652	303,738
Ascent Capital Group LLC Class A (a)	2,568	219,718
Barnes & Noble Inc. (a)	7,338	109,703
Bassett Furniture Industries Inc.	2,007	30,667
Beasley Broadcast Group Inc. Class A	738	6,443
Beazer Homes USA Inc. (a)	4,518	110,330
bebe stores inc.	6,420	34,154
Big 5 Sporting Goods Corp.	3,088	61,204
Biglari Holdings Inc. (a)	264	133,753
BJ’s Restaurants Inc. (a)	4,518	140,329
Black Diamond Inc. (a)	4,115	54,853
Bloomin’ Brands Inc. (a)	10,056	241,445
Blue Nile Inc. (a)	2,250	105,952
Blyth Inc.	1,782	19,388
Bob Evans Farms Inc.	5,058	255,884
Body Central Corp. (a)	3,017	11,887
Bon-Ton Stores Inc., The	2,409	39,219
Boyd Gaming Corp. (a)	12,698	142,979
Bravo Brio Restaurant Group Inc. (a)	3,639	59,207
Bridgepoint Education Inc. (a)	3,217	56,973
Bright Horizons Family Solutions Inc. (a)	2,148	78,918
Brown Shoe Company Inc.	7,851	220,927
Brunswick Corp.	16,450	757,687
Buckle Inc., The	5,067	266,322
Buffalo Wild Wings Inc. (a)	3,413	502,394
Burlington Stores Inc. (a)	2,721	87,072
Caesars Entertainment Corp. (a)	7,327	157,824
Callaway Golf Co.	12,890	108,663
Capella Education Co.	2,022	134,342
Career Education Corp. (a)	10,031	57,177
Carmike Cinemas Inc. (a)	4,180	116,371
Carriage Services Inc.	2,822	55,114
Carrols Restaurant Group Inc. (a)	4,359	28,813
Cato Corp. Class A	4,987	158,587
Cavco Industries Inc. (a)	1,287	88,417
CEC Entertainment Inc.	3,219	142,537
Central European Media Enterprises Ltd. Class A (a)	14,162	54,382
Cheesecake Factory Inc., The	9,692	467,833
Children’s Place Retail Stores Inc., The (a)	4,190	238,704
Christopher & Banks Corp. (a)	6,731	57,483
Churchill Downs Inc.	2,495	223,677
Chuy’s Holdings Inc. (a)	2,938	105,827

	Shares	Value
Common Stocks (Cont.)
Consumer Discretionary (Cont.)
Citi Trends Inc. (a)	2,774	$47,158
ClubCorp Holdings Inc.	3,702	65,673
Columbia Sportswear Co.	2,333	183,724
Conn’s Inc. (a)	4,081	321,542
Container Store Group Inc., The (a)	2,585	120,487
Cooper Tire & Rubber Co.	11,502	276,508
Core-Mark Holding Co. Inc.	2,074	157,479
Corinthian Colleges Inc. (a)	14,054	25,016
Costa Inc. (a)	1,742	37,854
Cracker Barrel Old Country Store Inc.	3,571	393,060
Crocs Inc. (a)	16,032	255,229
Crown Media Holdings Inc. (a)	6,403	22,603
CSS Industries Inc.	1,567	44,942
Culp Inc.	1,496	30,593
Cumulus Media Inc. Class A (a)	15,691	121,291
Daily Journal Corp. (a)	170	31,448
Dana Holding Corp.	26,700	523,854
Del Frisco’s Restaurant Group Inc. (a)	1,971	46,456
Denny’s Corp. (a)	16,809	120,857
Destination Maternity Corp.	2,463	73,594
Destination XL Group Inc. (a)	7,618	50,050
Dex Media Inc. (a)	3,184	21,588
Diamond Resorts International Inc. (a)	3,236	59,737
Digital Generation Inc. (a)	4,339	55,322
DineEquity Inc.	3,007	251,235
Diversified Restaurant Holdings Inc. (a)	1,949	9,297
Dorman Products Inc. (a)	4,584	257,025
Drew Industries Inc.	4,162	213,094
E.W. Scripps Co Class A (a)	5,729	124,434
Education Management Corp. (a)	4,325	43,639
Einstein Noah Restaurant Group Inc.	1,217	17,646
Entercom Communications Corp. Class A (a)	4,280	44,983
Entravision Communications Corp. Class A	9,915	60,382
Ethan Allen Interiors Inc.	4,492	136,647
EveryWare Global Inc. (a)	1,818	15,053
Express Inc. (a)	15,572	290,729
Federal-Mogul Corp. (a)	3,527	69,411
Fiesta Restaurant Group Inc. (a)	4,053	211,729
Fifth & Pacific Companies Inc. (a)	21,815	699,607
Finish Line Inc. Class A, The	8,928	251,502
Five Below Inc. (a)	5,961	257,515
Flexsteel Industries Inc.	857	26,336
Fox Factory Holding Corp. (a)	1,758	30,976
Francesca’s Holdings Corp. (a)	7,965	146,636
Fred’s Inc. Class A	6,698	124,047
FTD Companies Inc. (a)	3,401	110,805
Fuel Systems Solutions Inc. (a)	2,619	36,326
Genesco Inc. (a)	4,359	318,469
Gentherm Inc. (a)	6,082	163,058
G-III Apparel Group Ltd. (a)	3,050	225,060
Global Sources Ltd. (a)	3,635	29,553
Gordmans Stores Inc.	1,647	12,632
Grand Canyon Education Inc. (a)	8,258	360,049

See accompanying notes to financial statements.	49

STATE FARM VARIABLE PRODUCT TRUST SMALL CAP EQUITY INDEX FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2013

	Shares	Value
Common Stocks (Cont.)
Consumer Discretionary (Cont.)
Gray Television Inc. (a)	9,149	$136,137
Group 1 Automotive Inc.	3,953	280,742
Harte-Hanks Inc.	7,746	60,574
Haverty Furniture Companies Inc.	3,620	113,306
Helen of Troy Ltd. (a)	5,800	287,158
Hemisphere Media Group Inc. (a)	1,580	18,755
hhgregg Inc. (a)	2,393	33,430
Hibbett Sports Inc. (a)	4,737	318,374
Hillenbrand Inc.	10,002	294,259
Hooker Furniture Corp.	2,028	33,827
Houghton Mifflin Harcourt Co. (a)	3,697	62,701
Hovnanian Enterprises Inc. Class A (a)	20,480	135,578
HSN Inc.	6,130	381,899
Iconix Brand Group Inc. (a)	9,385	372,584
Ignite Restaurant Group Inc. (a)	1,275	15,938
International Speedway Corp. Class A	5,079	180,254
Interval Leisure Group Inc.	7,158	221,182
iRobot Corp. (a)	5,139	178,683
Isle of Capri Casinos Inc. (a)	3,905	35,145
ITT Educational Services Inc. (a)	4,251	142,749
Jack in the Box Inc. (a)	8,082	404,262
JAKKS Pacific Inc.	3,578	24,080
Jamba Inc. (a)	3,117	38,744
Johnson Outdoors Inc. Class A	934	25,171
Jones Group Inc., The	14,544	217,578
Jos. A. Bank Clothiers Inc. (a)	5,078	277,919
Journal Communications Inc. Class A (a)	7,966	74,163
JTH Holding Inc. Class A (a)	829	20,145
K12 Inc. (a)	4,944	107,532
KB Home	15,208	278,002
Kirkland’s Inc. (a)	2,545	60,240
Krispy Kreme Doughnuts Inc. (a)	11,913	229,802
La-Z-Boy Inc.	9,518	295,058
Leapfrog Enterprises Inc. (a)	11,577	91,921
LGI Homes Inc. (a)	1,553	27,628
Libbey Inc. (a)	3,811	80,031
Life Time Fitness Inc. (a)	7,827	367,869
LifeLock Inc. (a)	11,089	181,970
Lifetime Brands Inc.	1,868	29,384
Lincoln Educational Services Corp.	4,458	22,201
Lithia Motors Inc. Class A	4,037	280,249
Live Nation Entertainment Inc. (a)	25,597	505,797
Loral Space & Communications Inc. (a)	2,366	191,599
Luby’s Inc. (a)	3,754	28,981
Lumber Liquidators Holdings Inc. (a)	4,998	514,244
M.D.C. Holdings Inc.	7,060	227,614
M/I Homes Inc. (a)	4,393	111,802
Mac-Gray Corp.	2,219	47,109
Marcus Corp., The	3,504	47,094
Marine Products Corp.	1,947	19,567
MarineMax Inc. (a)	4,197	67,488
Marriott Vacations Worldwide Corp. (a)	5,299	279,575
Martha Stewart Living Omnimedia Inc. Class A (a)	4,362	18,320
Matthews International Corp.	5,007	213,348
Mattress Firm Holding Corp. (a)	2,441	105,061

	Shares	Value
Common Stocks (Cont.)
Consumer Discretionary (Cont.)
McClatchy Co. Class A, The (a)	11,283	$38,362
MDC Partners Inc. Class A	6,862	175,050
Media General Inc. Class A (a)	3,539	79,981
Men’s Wearhouse Inc., The	8,627	440,667
Meredith Corp.	6,497	336,545
Meritage Homes Corp. (a)	6,579	315,726
Modine Manufacturing Co. (a)	8,602	110,278
Monarch Casino & Resort Inc. (a)	1,526	30,642
Monro Muffler Brake Inc.	5,667	319,392
Morgans Hotel Group Co. (a)	4,932	40,097
Movado Group Inc.	3,198	140,744
Multimedia Games Holding Company Inc. (a)	5,243	164,420
NACCO Industries Inc. Class A	858	53,359
Nathan’s Famous Inc. (a)	518	26,112
National CineMedia Inc.	10,862	216,806
Nautilus Inc. (a)	5,755	48,515
New York & Co. Inc. (a)	5,408	23,633
New York Times Co. Class A, The	23,418	371,644
Nexstar Broadcasting Group Inc. Class A	5,341	297,654
Noodles & Company (a)	1,072	38,506
NutriSystem Inc.	5,206	85,587
Office Depot Inc. (a)	87,289	461,759
Orbitz Worldwide Inc. (a)	4,365	31,341
Orient-Express Hotels Ltd. Class A (a)	17,403	262,959
Outerwall Inc. (a)	5,110	343,750
Overstock.com Inc. (a)	2,014	62,011
Oxford Industries Inc.	2,446	197,319
Pacific Sunwear of California Inc. (a)	8,530	28,490
Papa John’s International Inc.	5,818	264,137
Penske Automotive Group Inc.	7,696	362,943
Pep Boys-Manny, Moe & Jack, The (a)	9,730	118,122
Perry Ellis International Inc. (a)	2,217	35,006
PetMed Express Inc.	3,716	61,797
Pier 1 Imports Inc.	17,231	397,691
Pinnacle Entertainment Inc. (a)	10,626	276,170
Pool Corp.	8,467	492,271
Potbelly Corp. (a)	1,510	36,663
Quiksilver Inc. (a)	24,059	210,997
R.G. Barry Corp.	1,834	35,396
RadioShack Corp. (a)	18,265	47,489
ReachLocal Inc. (a)	1,912	24,302
Reading International Inc. Class A (a)	3,080	23,069
Red Robin Gourmet Burgers Inc. (a)	2,571	189,071
Regis Corp.	8,652	125,541
Remy International Inc.	2,571	59,956
Rent-A-Center Inc.	9,690	323,065
Rentrak Corp. (a)	1,884	71,385
Restoration Hardware Holdings Inc. (a)	3,220	216,706
RetailMeNot Inc. (a)	1,645	47,360
Ruby Tuesday Inc. (a)	11,032	76,452
Ruth’s Hospitality Group Inc.	6,561	93,232
Ryland Group Inc., The	8,395	364,427
Saga Communications Inc. Class A	892	44,868
Salem Communications Corp. Class A	1,922	16,721
Scholastic Corp.	4,719	160,493

50	See accompanying notes to financial statements.

STATE FARM VARIABLE PRODUCT TRUST SMALL CAP EQUITY INDEX FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2013

	Shares	Value
Common Stocks (Cont.)
Consumer Discretionary (Cont.)
Scientific Games Corp. Class A (a)	8,641	$146,292
Sears Hometown and Outlet Stores Inc. (a)	1,606	40,953
Select Comfort Corp. (a)	10,118	213,389
SFX Entertainment Inc. (a)	3,546	42,552
Shiloh Industries Inc. (a)	1,011	19,714
Shoe Carnival Inc.	2,701	78,356
Shutterfly Inc. (a)	6,903	351,570
Sinclair Broadcast Group Inc. Class A	12,452	444,910
Skechers U.S.A. Inc. Class A (a)	7,036	233,103
Skullcandy Inc. (a)	3,166	22,827
Smith & Wesson Holding Corp. (a)	10,196	137,544
Sonic Automotive Inc.	7,063	172,902
Sonic Corp. (a)	10,208	206,100
Sotheby’s	12,420	660,744
Spartan Motors Inc.	6,139	41,131
Speedway Motorsports Inc.	2,162	42,916
Stage Stores Inc.	5,984	132,964
Standard Motor Products Inc.	3,633	133,694
Standard Pacific Corp. (a)	26,981	244,178
Stein Mart Inc.	5,114	68,783
Steiner Leisure Ltd. (a)	2,687	132,174
Steven Madden Ltd. (a)	10,941	400,331
Stoneridge Inc. (a)	5,214	66,478
Strayer Education Inc. (a)	1,952	67,285
Sturm, Ruger & Company Inc.	3,523	257,496
Superior Industries International Inc.	4,281	88,317
Systemax Inc. (a)	1,794	20,182
Tenneco Inc. (a)	11,064	625,890
Texas Roadhouse Inc. Class A	11,338	315,196
Tile Shop Holdings Inc., The (a)	3,426	61,908
Tilly’s Inc. Class A (a)	1,793	20,530
Tower International Inc. (a)	1,123	24,032
Town Sports International Holdings Inc.	4,370	64,501
Trans World Entertainment Corp. (a)	1,877	8,296
Tri Pointe Homes Inc. (a)	2,656	52,934
Tuesday Morning Corp. (a)	7,747	123,642
Tumi Holdings Inc. (a)	8,707	196,343
UCP Inc. Class A (a)	1,372	20,086
Unifi Inc. (a)	2,684	73,112
Universal Electronics Inc. (a)	2,739	104,383
Universal Technical Institute Inc.	3,841	53,428
Vail Resorts Inc.	6,529	491,177
Valassis Communications Inc.	7,059	241,771
ValueVision Media Inc. Class A (a)	7,282	50,901
Vera Bradley Inc. (a)	3,925	94,357
Vince Holding Corp. (a)	2,065	63,334
Vitacost.com Inc. (a)	4,223	24,451
Vitamin Shoppe Inc. (a)	5,519	287,043
VOXX International Corp. (a)	3,356	56,045
WCI Communities Inc. (a)	1,255	23,958
West Marine Inc. (a)	3,118	44,369
Wet Seal Inc. Class A (a)	16,594	45,302
Weyco Group Inc.	1,175	34,580
William Lyon Homes Class A (a)	2,550	56,457

	Shares	Value
Common Stocks (Cont.)
Consumer Discretionary (Cont.)
Winmark Corp.	405	$37,511
Winnebago Industries Inc. (a)	5,090	139,720
Wolverine World Wide Inc.	18,259	620,076
World Wrestling Entertainment Inc.	5,230	86,713
Zagg Inc. (a)	5,694	24,769
Zale Corp. (a)	5,895	92,964
Zumiez Inc. (a)	3,854	100,204

		41,695,157

Consumer Staples (3.73%)
Alico Inc.	547	21,262
Alliance One International Inc. (a)	15,325	46,741
Andersons Inc., The	3,399	303,089
Annie’s Inc. (a)	2,494	107,342
Arden Group Inc. Class A	217	27,453
B&G Foods Inc. Class A	9,624	326,350
Boston Beer Co. Inc. (a)	1,501	362,927
Boulder Brands Inc. (a)	10,806	171,383
Calavo Growers Inc.	2,204	66,693
Cal-Maine Foods Inc.	2,718	163,705
Casey’s General Stores Inc.	6,960	488,940
Central Garden & Pet Co. (a)	7,755	52,346
Chefs’ Warehouse Inc., The (a)	2,934	85,555
Chiquita Brands International Inc. (a)	8,425	98,572
Coca-Cola Bottling Co. Consolidated	867	63,456
Craft Brew Alliance Inc. (a)	1,922	31,559
Darling International Inc. (a)	28,689	599,026
Diamond Foods Inc. (a)	4,028	104,084
Elizabeth Arden Inc. (a)	4,638	164,417
Fairway Group Holdings Corp. (a)	2,916	52,838
Farmer Brothers Co. (a)	1,125	26,168
Female Health Co., The	4,030	34,255
Fresh Del Monte Produce Inc.	6,827	193,204
Griffin Land & Nurseries Inc.	459	15,321
Hain Celestial Group Inc., The (a)	6,985	634,098
Harbinger Group Inc. (a)	5,977	70,827
Harris Teeter Supermarkets Inc.	8,988	443,558
Ingles Markets Inc.	2,119	57,425
Inter Parfums Inc.	2,972	106,427
Inventure Foods Inc. (a)	2,514	33,336
J&J Snack Foods Corp.	2,706	239,725
John B. Sanfilippo & Son Inc.	1,525	37,637
Lancaster Colony Corp.	3,363	296,448
Lifevantage Corp. (a)	18,567	30,636
Lifeway Foods Inc.	853	13,631
Limoneira Co.	1,863	49,537
Medifast Inc. (a)	2,489	65,038
National Beverage Corp. (a)	2,044	41,207
Natural Grocers by Vitamin Cottage Inc. (a)	1,642	69,703
Nature’s Sunshine Products Inc.	2,045	35,419
Nutraceutical International Corp. (a)	1,605	42,982
Oil-Dri Corporation of America	907	34,321
Omega Protein Corp. (a)	3,637	44,699
Orchids Paper Products Co.	1,071	35,172
Pantry Inc., The (a)	4,318	72,456

See accompanying notes to financial statements.	51

STATE FARM VARIABLE PRODUCT TRUST SMALL CAP EQUITY INDEX FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2013

	Shares	Value
Common Stocks (Cont.)
Consumer Staples (Cont.)
Pilgrim’s Pride Corp. (a)	11,018	$179,042
Post Holdings Inc. (a)	5,941	292,713
PriceSmart Inc.	3,433	396,649
Revlon Inc. Class A (a)	2,043	50,993
Rite Aid Corp. (a)	132,777	671,852
Roundy’s Inc.	4,655	45,898
Sanderson Farms Inc.	4,185	302,701
Seaboard Corp.	53	148,133
Seneca Foods Corp. Class A (a)	1,456	46,432
Snyders-Lance Inc.	8,641	248,170
Spartan Stores Inc.	6,550	159,034
Spectrum Brands Holdings Inc.	3,907	275,639
Star Scientific Inc. (a)	30,860	35,798
SUPERVALU Inc. (a)	36,945	269,329
Susser Holdings Corp. (a)	3,277	214,611
Synutra International Inc. (a)	3,147	27,945
Tootsie Roll Industries Inc.	3,586	116,688
TreeHouse Foods Inc. (a)	6,593	454,390
United Natural Foods Inc. (a)	8,964	675,796
Universal Corp.	4,237	231,340
USANA Health Sciences Inc. (a)	1,088	82,231
Vector Group Ltd.	11,564	189,303
Village Super Market Inc. Class A	1,134	35,165
WD-40 Co.	2,806	209,552
Weis Markets Inc.	1,994	104,805

		11,525,177

Energy (5.35%)
Abraxas Petroleum Corp. (a)	15,239	49,987
Adams Resources & Energy Inc.	372	25,482
Alon USA Energy Inc.	4,184	69,203
Alpha Natural Resources Inc. (a)	40,127	286,507
Amyris Inc. (a)	4,955	26,212
Apco Oil and Gas International Inc. (a)	1,526	23,790
Approach Resources Inc. (a)	6,357	122,627
Arch Coal Inc.	38,512	171,378
Athlon Energy Inc. (a)	3,290	99,522
Basic Energy Services Inc. (a)	5,439	85,827
Bill Barrett Corp. (a)	8,873	237,619
Bolt Technology Corp.	1,546	34,027
Bonanza Creek Energy Inc. (a)	5,355	232,782
BPZ Resources Inc. (a)	21,816	39,705
Bristow Group Inc.	6,572	493,294
C&J Energy Services Inc. (a)	8,195	189,304
Cal Dive International Inc. (a)	17,462	35,099
Callon Petroleum Co. (a)	7,276	47,512
CARBO Ceramics Inc.	3,601	419,625
Carrizo Oil & Gas Inc. (a)	8,238	368,815
Clayton Williams Energy Inc. (a)	1,065	87,277
Clean Energy Fuels Corp. (a)	12,374	159,377
Cloud Peak Energy Inc. (a)	11,056	199,008
Comstock Resources Inc.	8,791	160,787
Contango Oil & Gas Co. (a)	2,669	126,137
Crosstex Energy Inc.	8,650	312,784
Dawson Geophysical Co. (a)	1,484	50,189
Delek US Holdings Inc.	6,743	232,027

	Shares	Value
Common Stocks (Cont.)
Energy (Cont.)
Diamondback Energy Inc. (a)	3,531	$186,649
Emerald Oil Inc. (a)	10,189	78,048
Endeavour International Corp. (a)	8,664	45,486
Energy XXI (Bermuda) Ltd.	14,426	390,368
EPL Oil & Gas Inc. (a)	5,424	154,584
Equal Energy Ltd.	6,487	34,641
Era Group Inc. (a)	3,662	113,009
Evolution Petroleum Corp.	3,186	39,315
EXCO Resources Inc.	24,720	131,263
EXCO Resources Inc. Rights (a)	24,720	3,955
Exterran Holdings Inc. (a)	10,466	357,937
Forest Oil Corp. (a)	21,623	78,059
Forum Energy Technologies Inc. (a)	7,152	202,116
Frontline Ltd. (a)	9,105	34,053
FX Energy Inc. (a)	10,091	36,933
GasLog Ltd.	4,741	81,024
Gastar Exploration Inc. (a)	10,096	69,864
Geospace Technologies Corp. (a)	2,348	222,661
Global Geophysical Services Inc. (a)	4,327	6,966
Goodrich Petroleum Corp. (a)	5,709	97,167
Green Plains Renewable Energy Inc.	4,580	88,806
Gulf Island Fabrication Inc.	2,669	61,974
GulfMark Offshore Inc. Class A	4,852	228,675
Halcon Resources Corp. (a)	42,207	162,919
Hallador Energy Co.	1,546	12,461
Helix Energy Solutions Group Inc. (a)	19,260	446,447
Hercules Offshore Inc. (a)	28,966	189,148
Hornbeck Offshore Services Inc. (a)	6,506	320,290
ION Geophysical Corp. (a)	24,410	80,553
Isramco Inc. (a)	177	22,488
Jones Energy Inc. Class A (a)	2,018	29,221
Key Energy Services Inc. (a)	27,693	218,775
KiOR Inc. Class A (a)	8,057	13,536
Knightsbridge Tankers Ltd.	5,417	49,782
Kodiak Oil & Gas Corp. (a)	48,289	541,320
L&L Energy Inc. (a) (b)	5,553	4,665
Magnum Hunter Resources Corp. (a)	31,212	228,160
Magnum Hunter Resources Corp. Warrants (a) (b)	3,193	0
Matador Resources Co. (a)	10,526	196,205
Matrix Service Co. (a)	4,732	115,792
Midstates Petroleum Company Inc. (a)	6,115	40,481
Miller Energy Resources Inc. (a)	5,599	39,417
Mitcham Industries Inc. (a)	2,198	38,927
Natural Gas Services Group (a)	2,278	62,804
Newpark Resources Inc. (a)	15,666	192,535
Nordic American Tankers Ltd.	13,538	131,319
Northern Oil and Gas Inc. (a)	11,637	175,370
Nuverra Environmental Solutions Inc. (a)	2,627	44,107
Panhandle Oil & Gas Inc.	1,256	41,963
Parker Drilling Co. (a)	21,564	175,315
PDC Energy Inc. (a)	6,480	344,866
Penn Virginia Corp. (a)	9,979	94,102
Petroquest Energy Inc. (a)	10,497	45,347
PHI Inc. (a)	2,291	99,429

52	See accompanying notes to financial statements.

STATE FARM VARIABLE PRODUCT TRUST SMALL CAP EQUITY INDEX FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2013

	Shares	Value
Common Stocks (Cont.)
Energy (Cont.)
Pioneer Energy Services Corp. (a)	11,264	$90,225
Quicksilver Resources Inc. (a)	22,878	70,235
Renewable Energy Group Inc. (a)	3,927	45,003
Rentech Inc. (a)	40,654	71,144
Resolute Energy Corp. (a)	12,310	111,159
REX American Resources Corp. (a)	978	43,726
Rex Energy Corp. (a)	8,272	163,041
RigNet Inc. (a)	2,155	103,289
Rosetta Resources Inc. (a)	11,107	533,580
Sanchez Energy Corp. (a)	6,945	170,222
Scorpio Tankers Inc.	33,500	394,965
SEACOR Holdings Inc. (a)	3,643	332,242
SemGroup Corp. Class A	7,648	498,879
Ship Finance International Ltd.	10,028	164,259
Solazyme Inc. (a)	8,667	94,384
Stone Energy Corp. (a)	9,088	314,354
Swift Energy Co. (a)	7,855	106,042
Synergy Resources Corp. (a)	9,097	84,238
Targa Resources Corp.	5,990	528,138
Teekay Tankers Ltd. Class A	11,586	45,533
Tesco Corp. (a)	5,509	108,968
TETRA Technologies Inc. (a)	14,215	175,697
TGC Industries Inc.	2,718	19,841
Triangle Petroleum Corp. (a)	12,294	102,286
Uranium Energy Corp. (a)	15,538	31,076
Ur-Energy Inc. (a)	22,359	30,855
VAALCO Energy Inc. (a)	10,689	73,647
Vantage Drilling Co. (a)	36,185	66,580
W&T Offshore Inc.	6,290	100,640
Warren Resources Inc. (a)	13,150	41,291
Western Refining Inc.	9,858	418,078
Westmoreland Coal Co. (a)	2,200	42,438
Willbros Group Inc. (a)	7,177	67,607
ZaZa Energy Corp. (a)	6,712	6,414

		16,537,276

Financials (21.20%)
1st Source Corp.	2,749	87,802
1st United Bancorp Inc.	5,617	42,745
Acadia Realty Trust	10,105	250,907
Access National Corp.	1,374	20,541
AG Mortgage Investment Trust Inc.	5,172	80,890
Agree Realty Corp.	2,631	76,352
Alexander & Baldwin Inc.	7,848	327,497
Alexander’s Inc.	393	129,690
Altisource Residential Corp.	7,622	229,498
Ambac Financial Group Inc. (a)	8,235	202,252
American Assets Trust Inc.	6,068	190,717
American Capital Mortgage Investment Corp.	9,741	170,078
American Equity Investment Life Holding Co.	11,645	307,195
American National Bankshares Inc.	1,469	38,561
American Realty Capital Properties Inc.	28,248	363,269

	Shares	Value
Common Stocks (Cont.)
Financials (Cont.)
American Residential Properties Inc. (a)	2,516	$43,175
Ameris Bancorp (a)	4,348	91,786
Amerisafe Inc.	3,351	141,546
Ames National Corp.	1,738	38,914
Amreit Inc. Class B	3,347	56,230
AmTrust Financial Services Inc.	5,641	184,404
Anworth Mortgage Asset Corp.	26,634	112,129
Apollo Commercial Real Estate Finance Inc.	6,797	110,451
Apollo Residential Mortgage Inc.	5,862	86,640
Ares Commercial Real Estate Corp.	3,804	49,832
Argo Group International Holdings Ltd.	4,917	228,591
Arlington Asset Investment Corp. Class A	2,695	71,121
Armada Hoffler Properties Inc.	3,494	32,424
Armour Residential REIT Inc.	68,498	274,677
Arrow Financial Corp.	2,009	53,359
Ashford Hospitality Prime Inc.	2,175	39,585
Ashford Hospitality Trust Inc.	10,876	90,053
Associated Estates Realty Corp.	10,339	165,941
Astoria Financial Corp.	16,053	222,013
AV Homes Inc. (a)	1,770	32,161
Aviv REIT Inc.	2,127	50,410
Baldwin & Lyons Inc.	1,672	45,679
Banc of California Inc.	2,839	38,071
BancFirst Corp.	1,308	73,326
Banco Latinoamericano de Comercio Exterior SA	5,344	149,739
Bancorp Inc., The (a)	5,959	106,726
BancorpSouth Inc.	17,311	440,046
Bank Mutual Corp.	8,609	60,349
Bank of Kentucky Financial Corp., The	1,145	42,250
Bank of Marin Bancorp	1,022	44,345
Bank of the Ozarks Inc.	5,667	320,696
BankFinancial Corp.	3,921	35,916
Banner Corp.	3,523	157,901
Bar Harbor Bankshares	742	29,673
BBCN Bancorp Inc.	14,373	238,448
BBX Capital Corp. Class A (a)	1,324	20,654
Beneficial Mutual Bancorp Inc. (a)	5,790	63,227
Berkshire Hills Bancorp Inc.	4,568	124,569
BGC Partners Inc. Class A	23,205	140,622
Blue Capital Reinsurance Holdings Ltd. (a)	1,058	19,435
BNC Bancorp	3,310	56,733
BofI Holding Inc. (a)	2,191	171,840
Boston Private Financial Holdings Inc.	14,520	183,242
Bridge Bancorp Inc.	1,909	49,634
Bridge Capital Holdings (a)	1,820	37,383
Brookline Bancorp Inc.	12,840	122,879
Bryn Mawr Bank Corp.	2,496	75,329
C&F Financial Corp.	613	27,996

See accompanying notes to financial statements.	53

STATE FARM VARIABLE PRODUCT TRUST SMALL CAP EQUITY INDEX FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2013

	Shares	Value
Common Stocks (Cont.)
Financials (Cont.)
Calamos Asset Management Inc. Class A	3,720	$44,045
California First National Bancorp	425	6,418
Camden National Corp.	1,387	58,559
Campus Crest Communities Inc.	11,773	110,784
Capital Bank Financial Corp. Class A (a)	4,274	97,234
Capital City Bank Group Inc. (a)	2,290	26,953
Capitala Finance Corp.	727	14,467
Capitol Federal Financial Inc.	27,091	328,072
Capstead Mortgage Corp.	17,649	213,200
Cardinal Financial Corp.	5,524	99,432
Cascade Bancorp (a)	1,276	6,673
Cash America International Inc.	5,179	198,356
Cathay General Bancorp	14,306	382,399
Cedar Realty Trust Inc.	12,767	79,921
Center Bancorp Inc.	2,229	41,816
Centerstate Banks Inc.	5,471	55,531
Central Pacific Financial Corp.	3,966	79,637
Century Bancorp Inc. Class A	624	20,748
Chambers Street Properties	43,141	330,029
Charter Financial Corp.	4,174	44,954
Chatham Lodging Trust	4,696	96,033
Chemical Financial Corp.	5,251	166,299
Chemung Financial Corp.	636	21,732
Chesapeake Lodging Trust	8,892	224,879
CIFC Corp.	1,412	10,985
Citizens & Northern Corp.	2,331	48,089
Citizens Inc. (a)	8,032	70,280
City Holding Co.	2,859	132,457
Clifton Savings Bancorp Inc.	1,641	21,005
CNB Financial Corp.	2,485	47,215
CNO Financial Group Inc.	40,388	714,464
CoBiz Financial Inc.	6,450	77,142
Cohen & Steers Inc.	3,432	137,486
Colony Financial Inc.	13,806	280,124
Columbia Banking System Inc.	9,288	255,513
Community Bank System Inc.	7,290	289,267
Community Trust Bancorp Inc.	2,559	115,564
CommunityOne Bancorp (a)	1,876	23,919
ConnectOne Bancorp Inc. (a)	302	11,968
Consolidated-Tomoka Land Co.	1,078	39,121
Consumer Portfolio Services Inc. (a)	3,153	29,607
Coresite Realty Corp.	3,806	122,515
Cousins Properties Inc.	30,234	311,410
Cowen Group Inc. Class A (a)	18,050	70,576
Crawford & Co. Class B	4,898	45,258
Credit Acceptance Corp. (a)	1,305	169,637
CU Bancorp (a)	1,723	30,118
CubeSmart	24,282	387,055
Customers Bancorp Inc. (a)	3,714	75,988
CVB Financial Corp.	16,725	285,496
CyrusOne Inc.	3,491	77,954
CYS Investments Inc.	31,957	236,801
DCT Industrial Trust Inc.	53,123	378,767
DFC Global Corp. (a)	7,322	83,837
Diamond Hill Investment Group	512	60,590

	Shares	Value
Common Stocks (Cont.)
Financials (Cont.)
DiamondRock Hospitality Co.	35,660	$411,873
Dime Community Bancshares	5,833	98,694
Donegal Group Inc.	1,325	21,068
Doral Financial Corp. (a)	1,163	18,213
DuPont Fabros Technology Inc.	11,434	282,534
Dynex Capital Inc.	10,326	82,608
Eagle Bancorp Inc. (a)	4,069	124,633
Eastern Insurance Holdings Inc.	1,191	29,168
EastGroup Properties Inc.	5,554	321,743
Education Realty Trust Inc.	20,881	184,170
eHealth Inc. (a)	3,355	155,974
Ellington Residential Mortgage REIT	1,175	18,072
EMC Insurance Group Inc.	797	24,404
Empire State Realty Trust Inc. Class A (a)	14,849	227,190
Employers Holdings Inc.	5,626	178,063
Encore Capital Group Inc. (a)	4,554	228,884
Enstar Group Ltd. (a)	1,736	241,148
Enterprise Bancorp Inc.	1,316	27,860
Enterprise Financial Services Corp.	3,400	69,428
EPR Properties	9,368	460,531
Equity One Inc.	11,057	248,119
ESB Financial Corp.	2,315	32,873
ESSA Bancorp Inc.	1,664	19,236
Essent Group Ltd. (a)	4,039	97,178
EverBank Financial Corp.	14,663	268,919
Evercore Partners Inc. Class A	5,763	344,512
Excel Trust Inc.	8,868	101,007
EZCORP Inc. Class A (a)	9,346	109,255
F.N.B. Corp.	27,028	341,093
Farmers Capital Bank Corp. (a)	1,375	29,906
FBL Financial Group Inc. Class A	1,612	72,201
FBR & Co. (a)	1,579	41,654
Federal Agricultural Mortgage Corp. Class C	1,880	64,390
FelCor Lodging Trust Inc. (a)	22,660	184,906
Fidelity Southern Corp.	2,508	41,658
Financial Engines Inc.	8,898	618,233
Financial Institutions Inc.	2,567	63,431
First American Financial Corp.	19,672	554,750
First Bancorp (North Carolina)	3,637	60,447
First BanCorp (Puerto Rico) (a)	13,024	80,619
First Bancorp Inc.	1,755	30,572
First Busey Corp.	13,175	76,415
First Cash Financial Services Inc. (a)	5,304	327,999
First Commonwealth Financial Corp.	17,959	158,398
First Community Bancshares Inc.	3,075	51,352
First Connecticut Bancorp Inc.	3,113	50,182
First Defiance Financial Corp.	1,790	46,486
First Federal Bancshares of Arkansas Inc. (a)	565	4,916
First Financial Bancorp	10,542	183,747
First Financial Bankshares Inc.	5,746	381,075
First Financial Corp. Indiana	2,044	74,729
First Financial Holdings Inc.	4,382	291,447
First Financial Northwest Inc.	2,478	25,697
First Industrial Realty Trust Inc.	19,596	341,950

54	See accompanying notes to financial statements.

STATE FARM VARIABLE PRODUCT TRUST SMALL CAP EQUITY INDEX FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2013

	Shares	Value
Common Stocks (Cont.)
Financials (Cont.)
First Interstate BancSystem Inc.	3,174	$90,046
First Marblehead Corp., The (a)	1,679	12,408
First Merchants Corp.	6,241	142,045
First Midwest Bancorp Inc.	13,664	239,530
First NBC Bank Holding Co. (a)	766	24,742
First of Long Island Corp., The	1,470	63,019
First Potomac Realty Trust	10,446	121,487
First Security Group Inc. (a)	11,512	26,478
FirstMerit Corp.	30,174	670,768
Flagstar Bancorp Inc. (a)	3,669	71,986
Flushing Financial Corp.	5,635	116,645
Forestar Group Inc. (a)	6,360	135,277
Fortegra Financial Corp. (a)	1,138	9,411
Fox Chase Bancorp	2,312	40,183
Franklin Financial Corp. (a)	1,934	38,255
Franklin Street Properties Corp.	16,527	197,498
FXCM Inc. Class A	6,656	118,743
Gain Capital Holdings Inc.	2,125	15,959
GAMCO Investors Inc.	1,097	95,406
Geo Group Inc., The	13,034	419,955
German American Bancorp Inc.	2,316	66,006
Getty Realty Corp.	4,801	88,194
GFI Group Inc.	13,020	50,908
Glacier Bancorp Inc.	13,116	390,726
Gladstone Commercial Corp.	2,648	47,585
Glimcher Realty Trust	26,298	246,149
Global Indemnity PLC (a)	1,523	38,532
Government Properties Income Trust	9,937	246,934
Gramercy Property Trust Inc. (a)	11,034	63,446
Great Southern Bancorp Inc.	1,863	56,654
Green Dot Corp. Class A (a)	4,700	118,205
Greenhill & Co. Inc.	5,139	297,754
Greenlight Capital Re Ltd. Class A (a)	5,109	172,224
Guaranty Bancorp	2,674	37,570
Hallmark Financial Services Inc. (a)	2,731	24,265
Hampton Roads Bankshares Inc. (a)	5,921	10,362
Hancock Holding Co.	15,445	566,523
Hanmi Financial Corp.	5,673	124,182
Hannon Armstrong Sustainable Infrastructure Capital Inc.	2,736	38,195
HCI Group Inc.	1,763	94,320
Health Insurance Innovations Inc. Class A (a)	853	8,624
Healthcare Realty Trust Inc.	17,475	372,392
Heartland Financial USA Inc.	2,738	78,827
Heritage Commerce Corp.	3,946	32,515
Heritage Financial Corp.	2,870	49,106
Heritage Oaks Bancorp (a)	3,662	27,465
Hersha Hospitality Trust	36,986	206,012
HFF Inc. Class A (a)	6,053	162,523
Highwoods Properties Inc.	16,355	591,560
Hilltop Holdings Inc. (a)	11,284	260,999
Hingham Institution for Savings	239	18,759
Home Bancorp Inc. (a)	1,273	23,996
Home Bancshares Inc.	8,235	307,577
Home Federal Bancorp Inc.	2,609	38,874

	Shares	Value
Common Stocks (Cont.)
Financials (Cont.)
Home Loan Servicing Solutions Ltd.	12,931	$297,025
HomeStreet Inc.	2,410	48,200
HomeTrust Bancshares Inc. (a)	3,886	62,137
Horace Mann Educators Corp.	7,212	227,466
Horizon Bancorp	1,597	40,452
Hudson Pacific Properties Inc.	7,957	174,020
Hudson Valley Holding Corp.	3,048	62,027
IBERIABANK Corp.	5,404	339,641
ICG Group Inc. (a)	6,961	129,683
Imperial Holdings Inc. (a)	3,178	20,784
Independence Holding Co.	1,542	20,802
Independent Bank Corp.	4,252	166,636
Independent Bank Group Inc.	694	34,464
Infinity Property & Casualty Corp.	2,105	151,034
Inland Real Estate Corp.	15,802	166,237
International Bancshares Corp.	9,707	256,168
Intervest Bancshares Corp. Class A (a)	3,272	24,573
INTL FCStone Inc. (a)	2,578	47,796
Invesco Mortgage Capital	24,805	364,137
Investment Technology Group Inc. (a)	6,780	139,397
Investors Bancorp Inc.	9,204	235,438
Investors Real Estate Trust	18,640	159,931
Investors Title Co.	242	19,597
iStar Financial Inc. (a)	15,496	221,128
Janus Capital Group Inc.	27,229	336,823
JAVELIN Mortgage Investment Corp.	2,492	34,714
JGWPT Holdings Inc. Class A (a)	1,697	29,511
JMP Group Inc.	2,812	20,809
Kansas City Life Insurance Co.	700	33,418
KCG Holdings Inc. Class A (a)	12,941	154,774
Kearny Financial Corp. (a)	2,714	31,564
Kennedy-Wilson Holdings Inc.	10,196	226,861
Kite Realty Group Trust	23,416	153,843
Ladenburg Thalmann Financial Services Inc. (a)	19,147	59,930
Lakeland Bancorp Inc.	6,251	77,325
Lakeland Financial Corp.	2,997	116,883
LaSalle Hotel Properties	18,886	582,822
LCNB Corp.	1,224	21,873
Lexington Realty Trust	31,183	318,378
LTC Properties Inc.	6,395	226,319
Macatawa Bank Corp. (a)	4,344	21,720
Maiden Holdings Ltd.	9,133	99,824
MainSource Financial Group Inc.	3,685	66,441
Manning & Napier Inc.	2,470	43,596
Marcus & Millichap Inc. (a)	1,139	16,971
MarketAxess Holdings Inc.	6,833	456,923
Marlin Business Services Corp.	1,498	37,750
MB Financial Inc.	9,975	320,098
Meadowbrook Insurance Group Inc.	9,004	62,668
Medical Properties Trust Inc.	29,169	356,445
Mercantile Bank Corp.	1,643	35,456
Merchants Bancshares Inc.	1,049	35,142
Meridian Interstate Bancorp Inc. (a)	1,570	35,451
Meta Financial Group Inc.	1,047	42,226
Metro Bancorp Inc. (a)	2,638	56,823

See accompanying notes to financial statements.	55

STATE FARM VARIABLE PRODUCT TRUST SMALL CAP EQUITY INDEX FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2013

	Shares	Value
Common Stocks (Cont.)
Financials (Cont.)
MetroCorp Bancshares Inc.	2,893	$43,598
MGIC Investment Corp. (a)	58,998	497,943
Middleburg Financial Corp.	969	17,481
MidSouth Bancorp Inc.	1,500	26,790
MidWestOne Financial Group Inc.	1,263	34,354
Monmouth Real Estate Investment Corp. Class A	7,955	72,311
Montpelier Re Holdings Ltd.	8,004	232,916
NASB Financial Inc.	752	22,710
National Bank Holdings Corp. Class A	8,288	177,363
National Bankshares Inc.	1,265	46,666
National Health Investors Inc.	5,240	293,964
National Interstate Corp.	1,192	27,416
National Penn Bancshares Inc.	21,296	241,284
National Western Life Insurance Co.	393	87,855
Navigators Group Inc., The (a)	1,901	120,067
NBT Bancorp Inc.	7,967	206,345
Nelnet Inc. Class A	4,153	175,007
New Residential Investment Corp.	46,192	308,563
New York Mortgage Trust Inc.	11,953	83,551
NewBridge Bancorp (a)	4,622	34,665
NewStar Financial Inc. (a)	4,794	85,189
Nicholas Financial Inc.	1,897	29,859
Northfield Bancorp Inc.	10,578	139,630
Northrim BanCorp Inc.	1,205	31,619
NorthStar Realty Finance Corp.	52,628	707,847
Northwest Bancshares Inc.	17,056	252,088
OceanFirst Financial Corp.	2,476	42,414
OFG Bancorp	8,257	143,176
Old National Bancorp	18,453	283,623
OmniAmerican Bancorp Inc. (a)	2,125	45,432
One Liberty Properties Inc.	2,135	42,978
OneBeacon Insurance Group Ltd. Class A	4,088	64,672
Oppenheimer Holdings Inc. Class A	1,853	45,917
Oritani Financial Corp.	8,268	132,701
Pacific Continental Corp.	3,249	51,789
Pacific Premier Bancorp Inc. (a)	2,824	44,450
PacWest Bancorp	6,903	291,445
Palmetto Bancshares Inc. (a)	810	10,498
Park National Corp.	2,097	178,392
Park Sterling Corp.	8,343	59,569
Parkway Properties Inc.	10,137	195,543
Peapack-Gladstone Financial Corp.	1,644	31,400
Pebblebrook Hotel Trust	11,222	345,189
Penns Woods Bancorp Inc.	811	41,361
Pennsylvania Real Estate Investment Trust	12,406	235,466
PennyMac Financial Services Inc. Class A (a)	2,351	41,260
PennyMac Mortgage Investment Trust	11,454	262,984
Peoples Bancorp Inc.	2,016	45,380
PHH Corp. (a)	10,386	252,899
Phoenix Companies Inc., The (a)	1,073	65,882
Physicians Realty Trust (a)	3,483	44,373
PICO Holdings Inc. (a)	4,119	95,190
Pinnacle Financial Partners Inc.	6,359	206,858

	Shares	Value
Common Stocks (Cont.)
Financials (Cont.)
Piper Jaffray Companies Inc. (a)	2,937	$116,158
Platinum Underwriters Holdings Ltd.	5,325	326,316
Portfolio Recovery Associates Inc. (a)	9,221	487,238
Potlatch Corp.	7,407	309,168
Preferred Bank (a)	2,119	42,486
Primerica Inc.	10,364	444,719
PrivateBancorp Inc.	11,804	341,490
Prosperity Bancshares Inc.	10,975	695,705
Provident Financial Holdings Inc.	1,670	25,050
Provident Financial Services Inc.	10,829	209,216
PS Business Parks Inc.	3,482	266,094
Pzena Investment Management Inc. Class A	1,958	23,026
QTS Realty Trust Inc. Class A	2,453	60,785
Radian Group Inc.	31,455	444,145
RAIT Financial Trust	12,741	114,287
Ramco-Gershenson Properties Trust	11,935	187,857
RCS Capital Corp. Class A	298	5,468
RE/MAX Holdings Inc. Class A (a)	2,068	66,321
Redwood Trust Inc.	15,011	290,763
Regional Management Corp. (a)	1,004	34,066
Renasant Corp.	5,604	176,302
Republic Bancorp Inc. Class A	1,750	42,945
Resource America Inc. Class A	2,181	20,414
Resource Capital Corp.	23,335	138,377
Retail Opportunity Investments Corp.	12,912	190,065
Rexford Industrial Realty Inc.	2,930	38,676
RLI Corp.	3,877	377,542
RLJ Lodging Trust	22,580	549,146
Rockville Financial Inc.	4,701	66,801
Rouse Properties Inc.	4,174	92,621
Ryman Hospitality Properties Inc.	8,071	337,206
S&T Bancorp Inc.	5,411	136,952
Sabra Health Care REIT Inc.	6,860	179,320
Safeguard Scientifics Inc. (a)	3,803	76,402
Safety Insurance Group Inc.	2,346	132,080
Sandy Spring Bancorp Inc.	4,546	128,152
Saul Centers Inc.	1,492	71,213
Seacoast Banking Corporation of Florida (a)	3,175	38,735
Select Income REIT	3,896	104,179
Selective Insurance Group Inc.	10,110	273,577
Sierra Bancorp	2,278	36,653
Silver Bay Realty Trust Corp.	2,860	45,731
Silvercrest Asset Management Group Inc. Class A	988	16,845
Simmons First National Corp.	2,932	108,924
Southside Bancshares Inc.	3,268	89,347
Southwest Bancorp Inc. (a)	3,549	56,500
Sovran Self Storage Inc.	5,734	373,685
Springleaf Holdings Inc. (a)	4,325	109,336
STAG Industrial Inc.	7,770	158,430
State Auto Financial Corp.	2,704	57,433
State Bank Financial Corp.	5,814	105,757
StellarOne Corp.	4,149	99,866
Sterling Bancorp	15,197	203,184

56	See accompanying notes to financial statements.

STATE FARM VARIABLE PRODUCT TRUST SMALL CAP EQUITY INDEX FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2013

	Shares	Value
Common Stocks (Cont.)
Financials (Cont.)
Sterling Financial Corp.	6,159	$209,899
Stewart Information Services Corp.	3,863	124,659
Stifel Financial Corp. (a)	11,575	554,674
Stonegate Mortgage Corp. (a)	1,405	23,225
Strategic Hotels & Resorts Inc. (a)	33,039	312,219
Suffolk Bancorp (a)	2,129	44,283
Summit Hotel Properties Inc.	14,250	128,250
Sun Bancorp Inc. (a)	7,184	25,288
Sun Communities Inc.	6,570	280,145
Sunstone Hotel Investors Inc.	33,093	443,446
Susquehanna Bancshares Inc.	33,916	435,481
SWS Group Inc. (a)	5,173	31,452
SY Bancorp Inc.	2,575	82,194
Symetra Financial Corp.	14,777	280,172
Taylor Capital Group Inc. (a)	3,195	84,923
Tejon Ranch Co. (a)	2,501	91,937
Terreno Realty Corp.	4,374	77,420
Territorial Bancorp Inc.	1,907	44,242
Texas Capital Bancshares Inc. (a)	7,427	461,959
Third Point Reinsurance Ltd. (a)	4,461	82,662
Tompkins Financial Corp.	2,629	135,104
Tower Group International Ltd.	10,645	35,980
TowneBank	4,790	73,718
Tree.com Inc. (a)	1,141	37,470
Trico Bancshares	2,919	82,812
Tristate Capital Holdings Inc. (a)	1,193	14,149
Trustco Bank Corp. NY	17,194	123,453
Trustmark Corp.	12,231	328,280
UMB Financial Corp.	6,470	415,892
UMH Properties Inc.	2,662	25,076
Umpqua Holdings Corp.	20,375	389,978
Union First Market Bankshares Corp.	3,684	91,400
United Bankshares Inc.	7,972	250,719
United Community Banks Inc. (a)	7,791	138,290
United Community Financial Corp. (a)	8,740	31,202
United Financial Bancorp Inc.	3,566	67,362
United Fire Group Inc.	3,658	104,838
Universal Health Realty Income Trust	2,229	89,294
Universal Insurance Holdings Inc.	4,692	67,940
Univest Corp. of Pennsylvania	3,036	62,784
Urstadt Biddle Properties Inc.	4,684	86,420
Vantagesouth Bancshares Inc. (a)	2,136	11,257
ViewPoint Financial Group Inc.	7,264	199,397
Virginia Commerce Bancorp (a)	4,932	83,795
Virtus Investment Partners Inc. (a)	1,222	244,461
Walker & Dunlop Inc. (a)	3,059	49,464
Walter Investment Management Corp. (a)	6,724	237,761
Washington Banking Co.	2,841	50,371
Washington Real Estate Investment Trust	12,185	284,642
Washington Trust Bancorp Inc.	2,641	98,298
Waterstone Financial Inc. (a)	1,455	16,150
Webster Financial Corp.	16,423	512,069
WesBanco Inc.	4,750	152,000
West Bancorporation	2,716	42,967
Westamerica Bancorporation	4,918	277,670

	Shares	Value
Common Stocks (Cont.)
Financials (Cont.)
Western Alliance Bancorp (a)	13,482	$321,681
Western Asset Mortgage Capital Corp.	4,494	66,871
Westfield Financial Inc.	3,264	24,349
Westwood Holdings Group Inc.	1,303	80,669
Whitestone REIT	3,630	48,533
Wilshire Bancorp Inc.	12,186	133,193
Winthrop Realty Trust	5,588	61,747
Wintrust Financial Corp.	6,741	310,895
WisdomTree Investments Inc. (a)	18,264	323,455
World Acceptance Corp. (a)	1,574	137,772
WSFS Financial Corp.	1,384	107,302
Yadkin Financial Corp. (a)	2,629	44,798
ZAIS Financial Corp.	1,047	16,783

		65,543,808

Health Care (12.99%)
Abaxis Inc. (a)	4,010	160,476
Abiomed Inc. (a)	7,032	188,036
Acadia Healthcare Company Inc. (a)	6,449	305,231
ACADIA Pharmaceuticals Inc. (a)	12,750	318,622
Accelerate Diagnostics Inc. (a)	2,045	24,949
Acceleron Pharma Inc. (a)	1,144	45,302
Accretive Health Inc. (a)	10,675	97,783
Accuray Inc. (a)	13,490	117,498
AcelRx Pharmaceuticals Inc. (a)	4,177	47,242
Achillion Pharmaceuticals Inc. (a)	17,925	59,511
Acorda Therapeutics Inc. (a)	7,388	215,730
Addus HomeCare Corp. (a)	1,013	22,742
Aegerion Pharmaceuticals Inc. (a)	5,244	372,114
Aerie Pharmaceuticals Inc. (a)	1,342	24,102
Affymetrix Inc. (a)	12,943	110,922
Agios Pharmaceuticals Inc. (a)	1,190	28,500
Air Methods Corp. (a)	7,067	412,218
Akorn Inc. (a)	10,599	261,053
Albany Molecular Research Inc. (a)	4,309	43,435
Align Technology Inc. (a)	13,301	760,152
Alimera Sciences Inc. (a)	3,129	14,738
Alliance HealthCare Services Inc. (a)	918	22,711
Almost Family Inc. (a)	1,495	48,333
Alnylam Pharmaceuticals Inc. (a)	10,570	679,968
Alphatec Holdings Inc. (a)	11,416	22,946
AMAG Pharmaceuticals Inc. (a)	3,896	94,556
Amedisys Inc. (a)	5,747	84,079
Amicus Therapeutics Inc. (a)	5,829	13,698
AMN Healthcare Services Inc. (a)	8,365	122,966
Ampio Pharmaceuticals Inc. (a)	5,466	38,973
Amsurg Corp. (a)	5,820	267,254
Anacor Pharmaceuticals Inc. (a)	4,567	76,634
Analogic Corp.	2,224	196,957
Angiodynamics Inc. (a)	4,459	76,650
Anika Therapeutics Inc. (a)	2,200	83,952
Antares Pharma Inc. (a)	20,465	91,683
Aratana Therapeutics Inc. (a)	1,219	23,283
Arena Pharmaceuticals Inc. (a)	39,631	231,841
ArQule Inc. (a)	10,778	23,173

See accompanying notes to financial statements.	57

STATE FARM VARIABLE PRODUCT TRUST SMALL CAP EQUITY INDEX FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2013

	Shares	Value
Common Stocks (Cont.)
Health Care (Cont.)
Array Biopharma Inc. (a)	22,348	$111,963
ArthroCare Corp. (a)	5,126	206,270
athenahealth Inc. (a)	6,680	898,460
AtriCure Inc. (a)	3,877	72,422
Atrion Corp.	285	84,431
Auxilium Pharmaceuticals Inc. (a)	8,979	186,224
AVANIR Pharmaceuticals Inc. Class A (a)	26,689	89,675
Aveo Pharmaceuticals Inc. (a)	9,567	17,603
BIND Therapeutics Inc. (a)	918	13,853
BioDelivery Sciences International Inc. (a)	5,371	31,635
Biolase Inc. (a)	5,938	16,805
Bio-Reference Laboratories Inc. (a)	4,485	114,547
BioScrip Inc. (a)	10,557	78,122
BioTime Inc. (a)	6,981	25,132
Bluebird Bio Inc. (a)	1,185	24,861
Cadence Pharmaceuticals Inc. (a)	11,172	101,107
Cambrex Corp. (a)	5,465	97,441
Cantel Medical Corp.	5,967	202,341
Capital Senior Living Corp. (a)	5,221	125,252
Cardiovascular Systems Inc. (a)	4,437	152,145
Cell Therapeutics Inc. (a)	23,320	44,774
Celldex Therapeutics Inc. (a)	16,191	391,984
Cellular Dynamics International Inc. (a)	638	10,533
Cempra Inc. (a)	3,569	44,220
Centene Corp. (a)	9,898	583,487
Cepheid Inc. (a)	12,207	570,311
Cerus Corp. (a)	12,679	81,780
Chelsea Therapeutics International Ltd. (a)	14,114	62,525
Chemed Corp.	3,211	246,027
ChemoCentryx Inc. (a)	4,531	26,234
Chimerix Inc. (a)	1,558	23,541
Chindex International Inc. (a)	2,163	37,701
Clovis Oncology Inc. (a)	3,252	195,998
Computer Programs & Systems Inc.	2,013	124,424
Conatus Pharmaceuticals Inc. (a)	1,168	7,534
Conmed Corp.	5,041	214,242
Corcept Therapeutics Inc. (a)	9,511	30,625
Cornerstone Therapeutics Inc. (a)	1,538	14,596
Coronado Biosciences Inc. (a)	4,672	12,287
Corvel Corp. (a)	2,031	94,848
Cross Country Healthcare Inc. (a)	4,868	48,583
CryoLife Inc.	4,962	55,029
Curis Inc. (a)	15,615	44,034
Cutera Inc. (a)	2,701	27,496
Cyberonics Inc. (a)	5,029	329,450
Cynosure Inc. Class A (a)	3,457	92,233
Cytokinetics Inc. (a)	4,898	31,837
Cytori Therapeutics Inc. (a)	11,722	30,126
Dendreon Corp. (a)	28,644	85,646
DepoMed Inc. (a)	10,302	108,995
Derma Sciences Inc. (a)	2,533	27,407
Dexcom Inc. (a)	12,861	455,408
Durata Therapeutics Inc. (a)	2,362	30,210
Dyax Corp. (a)	21,869	164,674

	Shares	Value
Common Stocks (Cont.)
Health Care (Cont.)
Dynavax Technologies Corp. (a)	47,416	$92,935
Emergent Biosolutions Inc. (a)	5,049	116,077
Emeritus Corp. (a)	7,384	159,716
Enanta Pharmaceuticals Inc. (a)	660	18,005
Endocyte Inc. (a)	5,653	60,431
Endologix Inc. (a)	11,418	199,130
Ensign Group Inc., The	3,519	155,786
Enzon Pharmaceuticals Inc.	7,361	8,539
Epizyme Inc. (a)	1,091	22,693
Esperion Therapeutics Inc. (a)	738	10,140
Exact Sciences Corp. (a)	12,904	150,848
Exactech Inc. (a)	1,714	40,725
ExamWorks Group Inc. (a)	5,509	164,554
Exelixis Inc. (a)	33,444	205,012
Fibrocell Science Inc. (a)	4,071	16,528
Five Prime Therapeutics Inc. (a)	981	16,471
Five Star Quality Care Inc. (a)	7,876	43,239
Fluidigm Corp. (a)	4,619	177,000
Foundation Medicine Inc. (a)	1,230	29,299
Furiex Pharmaceuticals Inc. (a)	1,193	50,118
Galena Biopharma Inc. (a)	18,512	91,820
GenMark Diagnostics Inc. (a)	6,378	84,891
Genomic Health Inc. (a)	3,034	88,805
Gentiva Health Services Inc. (a)	5,640	69,992
Geron Corp. (a)	23,540	111,580
Globus Medical Inc. Class A (a)	9,923	200,246
Greatbatch Inc. (a)	4,343	192,134
GTx Inc. (a)	4,819	7,951
Haemonetics Corp. (a)	9,298	391,725
Halozyme Therapeutics Inc. (a)	16,166	242,328
Hanger Inc. (a)	6,310	248,235
Harvard Apparatus Regenerative Techolonogy Inc. (a)	1,138	5,406
Harvard Bioscience Inc. (a)	4,555	21,408
Healthsouth Corp.	15,863	528,555
HealthStream Inc. (a)	3,659	119,905
Healthways Inc. (a)	6,208	95,293
HeartWare International Inc. (a)	2,976	279,625
Hi-Tech Pharmacal Co. Inc. (a)	2,044	88,689
HMS Holdings Corp. (a)	15,939	362,293
Horizon Pharma Inc. (a)	9,481	72,245
Hyperion Therapeutics Inc. (a)	1,551	31,361
ICU Medical Inc. (a)	2,357	150,164
Idenix Pharmaceuticals Inc. (a)	18,112	108,310
ImmunoGen Inc. (a)	15,375	225,551
Immunomedics Inc. (a)	13,241	60,909
Impax Laboratories Inc. (a)	12,457	313,169
Infinity Pharmaceuticals Inc. (a)	8,708	120,257
Insmed Inc. (a)	6,356	108,116
Insulet Corp. (a)	9,723	360,723
Insys Therapeutics Inc. (a)	942	36,465
Integra LifeSciences Holdings Corp. (a)	4,122	196,661
Intercept Pharmaceuticals Inc. (a)	1,309	89,379
InterMune Inc. (a)	16,226	239,009
Intrexon Corp. (a)	2,007	47,767
Invacare Corp.	5,814	134,943

58	See accompanying notes to financial statements.

STATE FARM VARIABLE PRODUCT TRUST SMALL CAP EQUITY INDEX FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2013

	Shares	Value
Common Stocks (Cont.)
Health Care (Cont.)
IPC The Hospitalist Co. (a)	3,041	$180,605
Ironwood Pharmaceuticals Inc. (a)	16,920	196,441
Isis Pharmaceuticals Inc. (a)	20,426	813,772
KaloBios Pharmaceuticals Inc. (a)	1,989	8,791
Karyopharm Therapeutics Inc. (a)	1,379	31,607
Keryx Biopharmaceuticals Inc. (a)	14,827	192,010
Kindred Healthcare Inc.	9,792	193,294
KYTHERA Biopharmaceuticals Inc. (a)	2,119	78,933
Landauer Inc.	1,732	91,121
Lannett Company Inc. (a)	3,366	111,415
LDR Holding Corp. (a)	981	23,152
Lexicon Pharmaceuticals Inc. (a)	41,063	73,913
LHC Group Inc. (a)	2,169	52,143
Ligand Pharmaceuticals Inc. Class B (a)	3,243	170,582
Luminex Corp. (a)	6,803	131,978
MacroGenics Inc. (a)	1,019	27,951
Magellan Health Services Inc. (a)	4,898	293,439
MannKind Corp. (a)	26,926	140,284
Masimo Corp. (a)	8,864	259,095
MedAssets Inc. (a)	11,069	219,498
Medical Action Industries Inc. (a)	2,667	22,830
Medicines Co., The (a)	11,471	443,010
Medidata Solutions Inc. (a)	9,754	590,800
MEI Pharma Inc. (a)	2,109	16,893
Merge Healthcare Inc. (a)	12,151	28,190
Meridian Bioscience Inc.	7,545	200,169
Merit Medical Systems Inc. (a)	7,715	121,434
Merrimack Pharmaceuticals Inc. (a)	17,679	94,406
MiMedx Group Inc. (a)	16,403	143,362
Molina Healthcare Inc. (a)	5,144	178,754
Momenta Pharmaceuticals Inc. (a)	8,599	152,030
MWI Veterinary Supply Inc. (a)	2,330	397,475
Nanosphere Inc. (a)	10,099	23,127
National Healthcare Corp.	1,956	105,448
National Research Corp. Class A (a)	1,572	29,585
National Research Corp. Class B	241	8,365
Natus Medical Inc. (a)	5,443	122,468
Navidea Biopharmaceuticals Inc. (a)	22,214	45,983
Nektar Therapeutics (a)	21,014	238,509
Neogen Corp. (a)	6,530	298,421
NeoGenomics Inc. (a)	6,019	21,789
Neurocrine Biosciences Inc. (a)	12,157	113,546
NewLink Genetics Corp. (a)	3,135	69,001
Novavax Inc. (a)	33,700	172,544
NPS Pharmaceuticals Inc. (a)	18,254	554,191
NuVasive Inc. (a)	8,046	260,127
NxStage Medical Inc. (a)	10,880	108,800
Omeros Corp. (a)	5,471	61,768
Omnicell Inc. (a)	6,136	156,652
OncoGenex Pharmaceutical Inc. (a)	2,802	23,369
OncoMed Pharmaceuticals Inc. (a)	834	24,620
Onconova Therapeutics Inc. (a)	1,013	11,629
Ophthotech Corp. (a)	1,595	51,598
Opko Health Inc. (a)	34,378	290,150
OraSure Technologies Inc. (a)	10,173	63,988

	Shares	Value
Common Stocks (Cont.)
Health Care (Cont.)
Orexigen Therapeutics Inc. (a)	18,321	$103,147
Orthofix International NV (a)	3,506	80,007
Osiris Therapeutics Inc. (a)	2,983	47,967
OvaScience Inc. (a)	1,637	14,962
Owens & Minor Inc.	11,512	420,879
Oxford Immunotec Global PLC (a)	1,120	21,706
Pacific Biosciences of California Inc. (a)	8,758	45,804
Pacira Pharmaceuticals Inc. (a)	5,018	288,485
Parexel International Corp. (a)	10,332	466,800
PDL BioPharma Inc.	25,607	216,123
Peregrine Pharmaceuticals Inc. (a)	28,516	39,637
Pernix Therapeutics Holdings Inc. (a)	3,161	7,966
PharMerica Corp. (a)	5,398	116,057
PhotoMedex Inc. (a)	2,379	30,808
Portola Pharmaceuticals Inc. (a)	1,993	51,320
Pozen Inc.	4,917	39,533
Prestige Brands Holdings Inc. (a)	9,312	333,370
Progenics Pharmaceuticals Inc. (a)	10,793	57,527
Prothena Corp. PLC (a)	2,580	68,422
Providence Service Corp. (a)	1,902	48,919
PTC Therapeutics Inc. (a)	1,770	30,037
Puma Biotechnology Inc. (a)	4,029	417,122
Quality Systems Inc.	7,231	152,285
Questcor Pharmaceuticals Inc.	9,440	514,008
Quidel Corp. (a)	5,084	157,045
Raptor Pharmaceutical Corp. (a)	10,848	141,241
Receptos Inc. (a)	1,059	30,700
Regulus Therapeutics Inc. (a)	1,868	13,805
Relypsa Inc. (a)	1,058	26,450
Repligen Corp. (a)	5,740	78,294
Repros Therapeutics Inc. (a)	4,158	76,091
Rigel Pharmaceuticals Inc. (a)	16,277	46,389
Rockwell Medical Inc. (a)	7,222	75,398
RTI Surgical Inc. (a)	10,494	37,149
Sagent Pharmaceuticals Inc. (a)	3,386	85,937
Sangamo BioSciences Inc. (a)	10,964	152,290
Santarus Inc. (a)	10,089	322,444
Sarepta Therapeutics Inc. (a)	6,816	138,842
SciClone Pharmaceuticals Inc. (a)	10,089	50,849
Select Medical Holdings Corp.	8,971	104,153
Sequenom Inc. (a)	21,404	50,085
SIGA Technologies Inc. (a)	6,754	22,086
Skilled Healthcare Group Inc. Class A (a)	3,788	18,220
Solta Medical Inc. (a)	13,287	39,197
Spectranetics Corp. (a)	7,321	183,025
Spectrum Pharmaceuticals Inc. (a)	11,425	101,111
STAAR Surgical Co. (a)	6,699	108,457
Stemline Therapeutics Inc. (a)	1,694	33,202
STERIS Corp.	10,728	515,480
Sucampo Pharmaceuticals Inc. Class A (a)	2,523	23,716
Sunesis Pharmaceuticals Inc. (a)	5,868	27,814
Supernus Pharmaceuticals Inc. (a)	2,753	20,758
Surgical Care Affiliates Inc. (a)	2,008	69,959

See accompanying notes to financial statements.	59

STATE FARM VARIABLE PRODUCT TRUST SMALL CAP EQUITY INDEX FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2013

	Shares	Value
Common Stocks (Cont.)
Health Care (Cont.)
SurModics Inc. (a)	2,498	$60,926
Symmetry Medical Inc. (a)	6,792	68,463
Synageva BioPharma Corp. (a)	3,479	225,161
Synergy Pharmaceuticals Inc. (a)	14,917	83,983
Synta Pharmaceuticals Corp. (a)	8,954	46,919
Tandem Diabetes Care Inc. (a)	1,628	41,954
Targacept Inc. (a)	4,914	20,393
Team Health Holdings Inc. (a)	12,489	568,874
TearLab Corp. (a)	5,176	48,344
Tesaro Inc. (a)	2,432	68,680
Tetraphase Pharmaceuticals Inc. (a)	2,502	33,827
TG Therapeutics Inc. (a)	2,665	10,394
TherapeuticsMD Inc. (a)	15,418	80,328
Thoratec Corp. (a)	10,428	381,665
Threshold Pharmaceuticals Inc. (a)	8,802	41,105
Tornier NV (a)	4,696	88,238
Triple-S Management Corp. Class B (a)	4,265	82,912
U.S. Physical Therapy Inc.	2,206	77,784
Unilife Corp. (a)	17,646	77,642
Universal American Corp.	7,084	51,713
USMD Holdings Inc. (a)	190	3,821
Utah Medical Products Inc.	608	34,753
Vanda Pharmaceuticals Inc. (a)	6,049	75,068
Vascular Solutions Inc. (a)	3,075	71,186
Veracyte Inc. (a)	819	11,876
Verastem Inc. (a)	3,144	35,842
Vical Inc. (a)	14,363	16,948
ViroPharma Inc. (a)	11,956	596,007
VIVUS Inc. (a)	18,303	166,191
Vocera Communications Inc. (a)	3,906	60,973
Volcano Corp. (a)	9,922	216,796
WellCare Health Plans Inc. (a)	7,906	556,741
West Pharmaceutical Services Inc.	12,585	617,420
Wright Medical Group Inc. (a)	7,350	225,718
Xenoport Inc. (a)	7,924	45,563
XOMA Corp. (a)	13,930	93,749
Zeltiq Aesthetics Inc. (a)	3,279	62,006
ZIOPHARM Oncology Inc. (a)	14,460	62,756
Zogenix Inc. (a)	17,709	60,919

		40,164,028

Industrials (14.22%)
Aaon Inc.	5,081	162,338
AAR Corp.	7,218	202,174
ABM Industries Inc.	9,913	283,413
Acacia Research Corp.	8,903	129,450
ACCO Brands Corp. (a)	20,522	137,908
Accuride Corp. (a)	7,490	27,938
Aceto Corp.	4,976	124,450
Acorn Energy Inc.	4,048	16,475
Actuant Corp. Class A (c)	13,312	487,752
Acuity Brands Inc.	7,791	851,712
Advisory Board Co., The (a)	6,452	410,799
Aegion Corp. (a)	7,083	155,047
Aerovironment Inc. (a)	3,360	97,877
Air Transport Services Group Inc. (a)	9,426	76,256

	Shares	Value
Common Stocks (Cont.)
Industrials (Cont.)
Aircastle Ltd.	12,452	$238,580
Alamo Group Inc.	1,294	78,533
Albany International Corp. Class A	5,078	182,453
Allegiant Travel Co.	2,728	287,640
Altra Industrial Motion Corp.	4,930	168,705
Ameresco Inc. Class A (a)	3,651	35,269
American Railcar Industries Inc.	1,735	79,376
American Science & Engineering Inc.	1,481	106,499
American Superconductor Corp. (a)	7,812	12,812
American Woodmark Corp. (a)	1,801	71,194
Ampco-Pittsburgh Corp.	1,504	29,253
API Technologies Corp. (a)	6,103	20,811
Apogee Enterprises Inc.	5,220	187,450
Applied Industrial Technologies Inc.	7,656	375,833
ARC Document Solutions Inc. (a)	6,763	55,592
Argan Inc.	2,579	71,077
Arkansas Best Corp.	4,677	157,521
Astec Industries Inc.	3,714	143,472
Astronics Corp. (a)	2,744	139,944
Atlas Air Worldwide Holdings Inc. (a)	4,694	193,158
AZZ Inc.	4,633	226,368
Barnes Group Inc.	9,750	373,522
Barrett Business Services Inc.	1,289	119,542
Beacon Roofing Supply Inc. (a)	8,849	356,438
Blount International Inc. (a)	8,953	129,550
BlueLinx Holdings Inc. (a)	6,634	12,936
Brady Corp.	8,370	258,884
Briggs & Stratton Corp.	8,745	190,291
Brink’s Co., The	8,707	297,257
Builders FirstSource Inc. (a)	8,286	59,162
CAI International Inc. (a)	3,191	75,212
Capstone Turbine Corp. (a)	56,143	72,424
Casella Waste Systems Inc. Class A (a)	7,254	42,073
CBIZ Inc. (a)	6,460	58,915
CDI Corp.	2,505	46,418
CECO Environmental Corp.	3,101	50,143
Celadon Group Inc.	3,714	72,349
Cenveo Inc. (a)	9,868	33,946
Chart Industries Inc. (a)	5,513	527,263
CIRCOR International Inc.	3,193	257,931
Clarcor Inc.	9,030	581,080
Coleman Cable Inc.	1,608	42,162
Columbus McKinnon Corp. (a)	3,556	96,510
Comfort Systems USA Inc.	6,814	132,123
Commercial Vehicle Group Inc. (a)	4,224	30,708
CompX International Inc.	143	2,013
Consolidated Graphics Inc. (a)	1,313	88,549
Corporate Executive Board Co., The	6,111	473,175
Courier Corp.	2,087	37,754
CRA International Inc. (a)	1,864	36,907
Cubic Corp.	3,602	189,681
Curtiss-Wright Corp.	8,512	529,702
Deluxe Corp.	9,251	482,810
DigitalGlobe Inc. (a)	13,554	557,747
Douglas Dynamics Inc.	4,040	67,953
Ducommun Inc. (a)	1,963	58,517

60	See accompanying notes to financial statements.

STATE FARM VARIABLE PRODUCT TRUST SMALL CAP EQUITY INDEX FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2013

	Shares	Value
Common Stocks (Cont.)
Industrials (Cont.)
DXP Enterprises Inc. (a)	1,728	$199,066
Dycom Industries Inc. (a)	6,008	166,962
Dynamic Materials Corp.	2,505	54,459
Echo Global Logistics Inc. (a)	3,292	70,712
EMCOR Group Inc.	12,191	517,386
Encore Wire Corp.	3,761	203,846
Energy Recovery Inc. (a)	8,253	45,887
EnerNOC Inc. (a)	4,699	80,870
EnerSys	8,753	613,498
Engility Holdings Inc. (a)	3,112	103,941
Ennis Inc.	4,735	83,810
Enphase Energy Inc. (a)	2,950	18,703
EnPro Industries Inc. (a)	3,799	219,012
Erickson Air-Crane Inc. (a)	705	14,657
ESCO Technologies Inc.	4,784	163,900
Esterline Technologies Corp. (a)	5,689	580,050
ExOne Co., The (a)	1,178	71,222
Exponent Inc.	2,391	185,159
Federal Signal Corp. (a)	11,322	165,867
Flow International Corp. (a)	8,871	35,839
Forward Air Corp.	5,493	241,198
Franklin Covey Co. (a)	1,626	32,325
Franklin Electric Co. Inc.	8,616	384,618
Freightcar America Inc.	2,224	59,203
FTI Consulting Inc. (a)	7,346	302,214
FuelCell Energy Inc. (a)	29,343	41,374
Furmanite Corp. (a)	6,771	71,908
G&K Services Inc. Class A	3,546	220,668
GenCorp Inc. (a)	11,025	198,670
Generac Holdings Inc.	9,378	531,170
General Cable Corp.	9,037	265,778
Gibraltar Industries Inc. (a)	5,555	103,267
Global Brass & Copper Holdings Inc.	1,482	24,527
Global Power Equipment Group Inc.	3,116	60,980
Gorman-Rupp Co., The	3,412	114,063
GP Strategies Corp. (a)	2,663	79,331
GrafTech International Ltd. (a)	21,244	238,570
Graham Corp.	1,848	67,064
Granite Construction Inc.	7,043	246,364
Great Lakes Dredge & Dock Co. (a)	10,883	100,124
Greenbrier Companies Inc., The (a)	4,442	145,875
Griffon Corp.	8,128	107,371
H&E Equipment Services Inc. (a)	5,402	160,061
Hardinge Inc.	2,187	31,646
Hawaiian Holdings Inc. (a)	9,530	91,774
Healthcare Services Group Inc.	12,427	352,554
Heartland Express Inc.	8,371	164,239
Heico Corp.	12,065	699,167
Heidrick & Struggles International Inc.	3,241	65,274
Heritage-Crystal Clean Inc. (a)	1,624	33,276
Herman Miller Inc.	10,653	314,477
HNI Corp.	8,288	321,823
Houston Wire & Cable Co.	3,342	44,716
Hub Group Inc. (a)	6,730	268,392
Hurco Companies Inc.	1,189	29,737
Huron Consulting Group Inc. (a)	4,227	265,117

	Shares	Value
Common Stocks (Cont.)
Industrials (Cont.)
Hyster-Yale Materials Handling Inc.	1,922	$179,054
ICF International Inc. (a)	3,608	125,234
II-VI Inc. (a)	9,249	162,782
Innerworkings Inc. (a)	8,207	63,933
Innovative Solutions and Support Inc. (a)	2,284	16,650
Insperity Inc.	4,108	148,422
Insteel Industries Inc.	3,255	73,986
Interface Inc.	10,782	236,773
International Shipholding Corp.	1,022	30,149
Intersections Inc.	1,861	14,497
Jetblue Airways Corp. (a)	42,290	361,580
John Bean Technologies Corp.	5,297	155,361
Kadant Inc.	2,033	82,377
Kaman Corp.	4,931	195,909
Kelly Services Inc. Class A	4,878	121,657
Keyw Holding Corp., The (a)	5,753	77,320
Kforce Inc.	4,890	100,049
Kimball International Inc. Class B	5,862	88,106
Knight Transportation Inc.	10,696	196,165
Knoll Inc.	8,731	159,865
Korn/Ferry International (a)	8,845	231,031
Kratos Defense & Security Solutions Inc. (a)	7,885	60,557
L.B. Foster Co. Class A	1,837	86,872
Layne Christensen Co. (a)	3,543	60,514
Lindsay Corp.	2,339	193,552
LMI Aerospace Inc. (a)	1,918	28,271
LSI Industries Inc.	3,913	33,926
Lydall Inc. (a)	3,125	55,062
Manitex International Inc. (a)	2,440	38,747
Marten Transport Ltd.	4,270	86,211
MasTec Inc. (a)	10,806	353,572
Matson Inc.	7,797	203,580
McGrath Rentcorp	4,562	181,568
Meritor Inc. (a)	17,643	184,016
Middleby Corp., The (a)	3,418	820,217
Miller Industries Inc.	2,058	38,341
Mine Safety Appliances Co.	5,154	263,936
Mistras Group Inc. (a)	2,940	61,387
Mobile Mini Inc. (a)	6,943	285,913
Moog Inc. Class A (a)	8,240	559,826
Mueller Industries Inc.	5,108	321,855
Mueller Water Products Inc.	28,703	268,947
Multi-Color Corp.	2,219	83,745
MYR Group Inc. (a)	3,844	96,408
National Presto Industries Inc.	862	69,391
Navigant Consulting Inc. (a)	9,212	176,870
NCI Building Systems Inc. (a)	3,729	65,407
NL Industries Inc.	1,349	15,082
NN Inc.	3,095	62,488
Norcraft Companies Inc. (a)	1,269	24,898
Nortek Inc. (a)	1,621	120,927
Northwest Pipe Co. (a)	1,693	63,928
Odyssey Marine Exploration Inc. (a)	14,949	30,197
Omega Flex Inc.	508	10,394

See accompanying notes to financial statements.	61

STATE FARM VARIABLE PRODUCT TRUST SMALL CAP EQUITY INDEX FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2013

	Shares	Value
Common Stocks (Cont.)
Industrials (Cont.)
On Assignment Inc. (a)	8,316	$290,395
Orbital Sciences Corp. (a)	10,906	254,110
Orion Marine Group Inc. (a)	4,912	59,091
Pacer International Inc. (a)	6,347	52,426
Park-Ohio Holdings Corp. (a)	1,570	82,268
Patrick Industries Inc. (a)	1,236	35,757
Patriot Transportation Holding Inc. (a)	1,213	50,352
Pendrell Corp. (a)	29,452	59,199
Performant Financial Corp. (a)	4,135	42,590
PGT Inc. (a)	6,165	62,390
Pike Corp. (a)	4,810	50,842
Ply Gem Holdings Inc. (a)	2,931	52,846
PMFG Inc. (a)	3,855	34,888
Polypore International Inc. (a)	8,477	329,755
Powell Industries Inc.	1,672	112,007
Power Solutions International Inc. (a)	387	29,064
PowerSecure International Inc. (a)	3,913	67,186
Preformed Line Products Co.	463	33,873
Primoris Services Corp.	6,406	199,419
Proto Labs Inc. (a)	3,111	221,441
Quad Graphics Inc.	4,575	124,577
Quality Distribution Inc. (a)	3,933	50,460
Quanex Building Products Corp.	6,698	133,424
Raven Industries Inc.	6,606	271,771
RBC Bearings Inc. (a)	4,178	295,594
Republic Airways Holdings Inc. (a)	8,858	94,692
Resources Connection Inc.	7,407	106,142
Revolution Lighting Technologies Inc. (a)	5,537	18,964
Rexnord Corp. (a)	5,472	147,799
Roadrunner Transportation Systems Inc. (a)	3,278	88,342
RPX Corp. (a)	5,879	99,355
Rush Enterprises Inc. Class A (a)	6,287	186,410
Saia Inc. (a)	4,427	141,885
Schawk Inc.	2,461	36,595
Simpson Manufacturing Co. Inc.	7,357	270,223
SkyWest Inc.	9,315	138,141
Sparton Corp. (a)	1,890	52,826
Spirit Airlines Inc. (a)	10,971	498,193
Standard Plus Corp. (a)	2,790	72,652
Standex International Corp.	2,297	144,435
Steelcase Inc.	15,321	242,991
Sterling Construction Company Inc. (a)	3,057	35,859
Stock Building Supply Holdings Inc. (a)	1,403	25,563
Sun Hydraulics Corp.	3,897	159,115
Swift Transportation Co. (a)	15,272	339,191
Swisher Hygiene Inc. (a)	21,772	11,193
TAL International Group Inc.	6,163	353,448
Taser International Inc. (a)	9,307	147,795
Team Inc. (a)	3,740	158,352
Tecumseh Products Co. Class A (a)	3,388	30,661
Teledyne Technologies Inc. (a)	6,795	624,189
Tennant Co.	3,328	225,672
Tetra Tech Inc. (a)	11,801	330,192
Textainer Group Holdings Ltd.	3,898	156,778
Thermon Group Holdings Inc. (a)	4,933	134,819

	Shares	Value
Common Stocks (Cont.)
Industrials (Cont.)
Titan International Inc.	9,706	$174,514
Titan Machinery Inc. (a)	2,994	53,353
TRC Companies Inc. (a)	2,964	21,163
Trex Co. Inc. (a)	3,140	249,724
TriMas Corp. (a)	8,146	324,944
TrueBlue Inc. (a)	7,392	190,566
Tutor Perini Corp. (a)	6,708	176,420
Twin Disc Inc.	1,529	39,586
Ultrapetrol Bahamas Ltd. (a)	3,877	14,500
UniFirst Corp.	2,660	284,620
United Stationers Inc.	7,385	338,898
Universal Forest Products Inc.	3,560	185,618
Universal Truckload Services Inc.	935	28,527
US Ecology Inc.	3,863	143,665
USG Corp. (a)	13,949	395,873
UTi Worldwide Inc.	16,504	289,810
Viad Corp.	3,694	102,619
Vicor Corp. (a)	3,158	42,380
VSE Corp.	765	36,728
Wabash National Corp. (a)	12,422	153,412
WageWorks Inc. (a)	4,542	269,976
Watsco Inc.	4,672	448,792
Watts Water Technologies Inc.	5,183	320,672
Werner Enterprises Inc.	8,332	206,050
Wesco Aircraft Holdings Inc. (a)	7,537	165,211
West Corp.	3,870	99,498
Woodward Inc.	12,494	569,851
Xerium Technologies Inc. (a)	2,017	33,260
XPO Logistics Inc. (a)	5,314	139,705
YRC Worldwide Inc. (a)	1,984	34,462

		43,970,636

Information Technology (17.47%)
Accelrys Inc. (a)	10,130	96,640
ACI Worldwide Inc. (a)	7,245	470,925
Actuate Corp. (a)	8,573	66,091
Acxiom Corp. (a)	13,433	496,752
Adtran Inc.	10,775	291,033
Advanced Energy Industries Inc. (a)	7,108	162,489
Advent Software Inc.	5,941	207,876
Aeroflex Holding Corp. (a)	3,463	22,510
Agilysys Inc. (a)	2,601	36,206
Alliance Fiber Optic Products Inc.	2,132	32,087
Alpha & Omega Semiconductor Ltd. (a)	3,052	23,531
Ambarella Inc. (a)	3,351	113,699
American Software Inc. Class A	4,420	43,625
Amkor Technology Inc. (a)	12,531	76,815
ANADIGICS Inc. (a)	15,252	28,064
Anaren Inc. (a)	2,100	58,779
Angie’s List Inc. (a)	7,773	117,761
Anixter International Inc.	4,928	442,732
Applied Micro Circuits Corp. (a)	13,232	177,044
Applied Optoelectronics Inc. (a)	697	10,462
ARRIS Group Inc. (a)	21,190	516,294
Aruba Networks Inc. (a)	20,724	370,960

62	See accompanying notes to financial statements.

STATE FARM VARIABLE PRODUCT TRUST SMALL CAP EQUITY INDEX FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2013

	Shares	Value
Common Stocks (Cont.)
Information Technology (Cont.)
Aspen Technology Inc. (a)	17,039	$712,230
ATMI Inc. (a)	5,793	175,007
Audience Inc. (a)	1,775	20,661
AVG Technologies NV (a)	4,325	74,433
Aviat Networks Inc. (a)	11,228	25,375
Avid Technology Inc. (a)	5,781	47,115
Axcelis Technologies Inc. (a)	19,988	48,771
Badger Meter Inc.	2,613	142,408
Bankrate Inc. (a)	8,374	150,230
Barracuda Networks Inc. (a)	721	28,609
Bazaarvoice Inc. (a)	8,893	70,433
Bel Fuse Inc.	1,850	39,424
Belden Inc.	8,008	564,164
Benchmark Electronics Inc. (a)	9,871	227,823
Benefitfocus Inc. (a)	904	52,197
Black Box Corp.	2,892	86,182
Blackbaud Inc.	8,294	312,269
Blackhawk Network Holdings Inc. (a)	2,130	53,804
Blucora Inc. (a)	7,486	218,292
Bottomline Technologies Inc. (a)	6,876	248,636
Brightcove Inc. (a)	5,199	73,514
BroadSoft Inc. (a)	5,077	138,805
Brooks Automation Inc.	12,163	127,590
Cabot Microelectronics Corp. (a)	4,229	193,265
CACI International Inc. Class A (a)	4,188	306,645
CalAmp Corp. (a)	6,405	179,148
Calix Inc. (a)	7,258	69,967
Callidus Software Inc. (a)	7,273	99,858
Carbonite Inc. (a)	2,194	25,955
Cardtronics Inc. (a)	8,146	353,944
Cass Information Systems Inc.	1,866	125,675
Cavium Inc. (a)	9,331	322,013
CEVA Inc. (a)	4,001	60,895
ChannelAdvisor Corp. (a)	1,156	48,217
Checkpoint Systems Inc. (a)	7,431	117,187
Chegg Inc. (a)	2,611	22,220
Ciber Inc. (a)	13,302	55,070
Ciena Corp. (a)	18,473	442,059
Cirrus Logic Inc. (a)	11,535	235,660
Cognex Corp.	15,802	603,320
Coherent Inc. (a)	4,411	328,134
Cohu Inc.	4,535	47,618
CommVault Systems Inc. (a)	8,452	632,886
Computer Task Group Inc.	2,792	52,769
comScore Inc. (a)	6,485	185,536
Comtech Telecommunications Corp.	3,053	96,231
Comverse Inc. (a)	4,015	155,782
Constant Contact Inc. (a)	5,582	173,433
Control4 Corp. (a)	795	14,072
Convergys Corp.	19,069	401,402
Cornerstone OnDemand Inc. (a)	7,340	391,516
CoStar Group Inc. (a)	5,189	957,786
Covisint Corp. (a)	1,212	15,211
Cray Inc. (a)	7,205	197,849
CSG Systems International Inc.	6,152	180,869
CTS Corp.	6,003	119,520

	Shares	Value
Common Stocks (Cont.)
Information Technology (Cont.)
Cvent Inc. (a)	1,137	$41,375
Cyan Inc. (a)	1,464	7,745
Cypress Semiconductor Corp.	26,772	281,106
Daktronics Inc.	6,675	104,664
Datalink Corp. (a)	3,452	37,627
Dealertrack Technologies Inc. (a)	7,904	380,024
Demand Media Inc. (a)	6,656	38,405
Demandware Inc. (a)	3,340	214,161
Dice Holdings Inc. (a)	6,936	50,286
Digi International Inc. (a)	4,670	56,600
Digimarc Corp.	1,186	22,842
Digital River Inc. (a)	6,061	112,128
Diodes Inc. (a)	6,497	153,069
DSP Group Inc. (a)	3,709	36,014
DTS Inc. (a)	3,310	79,374
E2open Inc. (a)	2,724	65,131
EarthLink Inc.	18,632	94,464
Ebix Inc.	5,616	82,668
eGain Corp. (a)	2,414	24,719
Electro Rent Corp.	3,458	64,042
Electro Scientific Industries Inc.	4,439	46,432
Electronics for Imaging Inc. (a)	8,464	327,811
Ellie Mae Inc. (a)	4,767	128,089
Emulex Corp. (a)	14,625	104,715
Endurance International Group Holdings Inc. (a)	3,886	55,103
Entegris Inc. (a)	25,328	293,805
Entropic Communications Inc. (a)	16,266	76,613
Envestnet Inc. (a)	4,087	164,706
EPAM Systems Inc. (a)	3,997	139,655
EPIQ Systems Inc.	5,704	92,462
ePlus Inc. (a)	668	37,969
Euronet Worldwide Inc. (a)	9,058	433,425
EVERTEC Inc.	5,384	132,769
Exar Corp. (a)	7,056	83,190
Exlservice Holdings Inc. (a)	5,907	163,151
Extreme Networks Inc. (a)	16,915	118,405
Fabrinet (a)	5,152	105,925
Fair Isaac Corp.	6,516	409,465
FARO Technologies Inc. (a)	3,080	179,564
FEI Co.	7,589	678,153
Finisar Corp. (a)	16,991	406,425
Fleetmatics Group Ltd. PLC (a)	3,144	135,978
Formfactor Inc. (a)	9,995	60,170
Forrester Research Inc.	2,269	86,812
Fusion-io Inc. (a)	14,777	131,663
Gerber Scientific Inc. Escrow Shares (a) (b)	4,900	0
Gigamon Inc. (a)	1,363	38,273
Global Cash Access Holdings Inc. (a)	12,161	121,488
Global Eagle Entertainment Inc. (a)	4,100	60,967
Glu Mobile Inc. (a)	11,384	44,284
Gogo Inc. (a)	1,979	49,099
GSI Group Inc. (a)	5,504	61,865
GSI Technology Inc. (a)	3,640	24,170
GT Advanced Technologies Inc. (a)	24,349	212,323

See accompanying notes to financial statements.	63

STATE FARM VARIABLE PRODUCT TRUST SMALL CAP EQUITY INDEX FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2013

	Shares	Value
Common Stocks (Cont.)
Information Technology (Cont.)
Guidance Software Inc. (a)	3,097	$31,280
Guidewire Software Inc. (a)	8,871	435,300
Hackett Group Inc., The	4,796	29,783
Harmonic Inc. (a)	18,113	133,674
Heartland Payment Systems Inc.	6,603	329,094
Higher One Holdings Inc. (a)	5,810	56,706
Hittite Microwave Corp. (a)	5,722	353,219
Hutchinson Technology Inc. (a)	4,333	13,866
iGate Corp. (a)	6,333	254,333
Imation Corp. (a)	6,370	29,812
Immersion Corp. (a)	5,155	53,509
Imperva Inc. (a)	3,661	176,204
Infinera Corp. (a)	21,069	206,055
Infoblox Inc. (a)	9,611	317,355
Inphi Corp. (a)	4,832	62,333
Insight Enterprises Inc. (a)	7,877	178,887
Integrated Device Technology Inc. (a)	23,972	244,275
Integrated Silicon Solution Inc. (a)	5,096	61,611
Interactive Intelligence Group (a)	2,815	189,618
InterDigital Inc.	7,485	220,733
Intermolecular Inc. (a)	3,171	15,601
Internap Network Services Corp. (a)	9,891	74,380
International Rectifier Corp. (a)	12,626	329,160
Intersil Corp. Class A	23,131	265,313
Intralinks Holdings Inc. (a)	6,938	84,019
InvenSense Inc. (a)	10,318	214,408
Itron Inc. (a)	7,183	297,592
Ixia (a)	10,213	135,935
IXYS Corp.	4,357	56,510
j2 Global Inc.	8,347	417,433
Jive Software Inc. (a)	7,153	80,471
Kemet Corp. (a)	8,203	46,265
Kopin Corp. (a)	12,119	51,142
KVH Industries Inc. (a)	2,791	36,367
Lattice Semiconductor Corp. (a)	20,750	114,332
Limelight Networks Inc. (a)	10,061	19,921
Lionbridge Technologies Inc. (a)	10,513	62,657
Liquidity Services Inc. (a)	4,558	103,284
Littelfuse Inc.	4,014	373,021
LivePerson Inc. (a)	9,959	147,592
LogMeIn Inc. (a)	4,422	148,358
LTX-Credence Corp. (a)	8,599	68,706
Luxoft Holding Inc. (a)	805	30,574
M/A-COM Technology Solutions Holdings Inc. (a)	1,936	32,893
Manhattan Associates Inc. (a)	3,539	415,762
ManTech International Corp. Class A	4,354	130,315
Marchex Inc. Class B	4,166	36,036
Marin Software Inc. (a)	1,695	17,357
Marketo Inc. (a)	1,288	47,746
Mavenir Systems Inc. (a)	932	10,401
MAXIMUS Inc.	12,419	546,312
MaxLinear Inc. Class A (a)	4,222	44,035
Maxwell Technologies Inc. (a)	5,448	42,331
Measurement Specialties Inc. (a)	2,813	170,721
Mentor Graphics Corp.	17,335	417,253

	Shares	Value
Common Stocks (Cont.)
Information Technology (Cont.)
Mercury Systems Inc. (a)	5,858	$64,145
Mesa Laboratories Inc.	493	38,740
Methode Electronics Inc.	6,737	230,338
Micrel Inc.	8,467	83,569
Microsemi Corp. (a)	16,867	420,832
MicroStrategy Inc. (a)	1,644	204,251
Millennial Media Inc. (a)	6,536	47,517
Mitek Systems Inc. (a)	4,480	26,611
MKS Instruments Inc.	9,631	288,352
Model N Inc. (a)	1,499	17,673
ModusLink Global Solutions Inc. (a)	6,881	39,428
MoneyGram International Inc. (a)	3,899	81,021
Monolithic Power Systems Inc. (a)	6,691	231,910
Monotype Imaging Holdings Inc.	6,946	221,300
Monster Worldwide Inc. (a) (c)	19,049	135,819
MoSys Inc. (a)	8,685	47,941
Move Inc. (a)	7,214	115,352
MTS Systems Corp.	2,873	204,701
Multi-Fineline Electronix Inc. (a)	1,548	21,502
Nanometrics Inc. (a)	4,201	80,029
Neonode Inc. (a)	4,758	30,071
NeoPhotonics Corp. (a)	3,683	26,002
Net Element Inc. (a)	369	1,613
Netgear Inc. (a)	6,998	230,514
NetScout Systems Inc. (a)	6,572	194,465
Newport Corp. (a)	7,171	129,580
NIC Inc.	11,782	293,018
NumereX Corp. Class A (a)	2,575	33,346
NVE Corp. (a)	878	51,170
Omnivision Technologies Inc. (a)	9,802	168,594
OpenTable Inc. (a)	4,144	328,909
Oplink Communications Inc. (a)	3,517	65,416
OSI Systems Inc. (a)	3,629	192,736
Park Electrochemical Corp.	3,717	106,752
ParkerVision Inc. (a)	16,018	72,882
PC Connection Inc.	1,609	39,984
PC-Tel Inc.	3,397	32,509
PDF Solutions Inc. (a)	4,616	118,262
Pegasystems Inc.	3,175	156,146
Peregrine Semiconductor Corp. (a)	4,881	36,168
Perficient Inc. (a)	6,104	142,956
Pericom Semiconductor Corp. (a)	4,281	37,930
Photronics Inc. (a)	11,030	99,601
Planet Payment Inc. (a)	7,779	21,626
Plantronics Inc.	7,848	364,540
Plexus Corp. (a)	6,196	268,225
PLX Technology Inc. (a)	8,295	54,581
PMC-Sierra Inc. (a)	37,107	238,598
Power Integrations Inc.	5,272	294,283
PRGX Global Inc. (a)	5,287	35,529
Procera Networks Inc. (a)	3,791	56,941
Progress Software Corp. (a)	9,440	243,835
Proofpoint Inc. (a)	4,146	137,523
PROS Holdings Inc. (a)	4,083	162,912
PTC Inc. (a)	21,746	769,591

64	See accompanying notes to financial statements.

STATE FARM VARIABLE PRODUCT TRUST SMALL CAP EQUITY INDEX FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2013

	Shares	Value
Common Stocks (Cont.)
Information Technology (Cont.)
QAD Inc. Class A	1,050	$18,543
QLIK Technologies Inc. (a)	15,822	421,340
QLogic Corp. (a)	16,252	192,261
Qualys Inc. (a)	2,757	63,714
Quantum Corp. (a)	39,610	47,532
QuinStreet Inc. (a)	5,849	50,828
Radisys Corp. (a)	4,431	10,147
Rally Software Development Corp. (a)	1,276	24,818
Rambus Inc. (a)	20,304	192,279
RealD Inc. (a)	7,314	62,462
Realnetworks Inc. (a)	3,961	29,906
RealPage Inc. (a)	8,451	197,584
Reis Inc. (a)	1,523	29,287
Responsys Inc. (a)	6,688	183,318
RF Micro Devices Inc. (a)	51,160	263,986
Richardson Electronics Ltd.	2,014	22,879
Rocket Fuel Inc. (a)	878	53,988
Rofin-Sinar Technologies Inc. (a)	5,176	139,856
Rogers Corp. (a)	3,101	190,712
Rosetta Stone Inc. (a)	2,132	26,053
Rubicon Technology Inc. (a)	3,234	32,178
Ruckus Wireless Inc. (a)	8,362	118,740
Rudolph Technologies Inc. (a)	6,006	70,510
Sanmina Corp. (a)	15,035	251,084
Sapiens International Corp. NV	3,397	26,191
Sapient Corp. (a)	20,059	348,224
ScanSource Inc. (a)	5,090	215,969
SciQuest Inc. (a)	4,139	117,879
SeaChange International Inc. (a)	5,890	71,622
Semtech Corp. (a)	12,223	308,997
ServiceSource International Inc. (a)	11,103	93,043
ShoreTel Inc. (a)	10,632	98,665
Shutterstock Inc. (a)	1,348	112,733
Sigma Designs Inc. (a)	5,716	26,980
Silicon Graphics International Corp. (a)	6,216	83,357
Silicon Image Inc. (a)	14,024	86,248
Silver Spring Networks Inc. (a)	1,092	22,932
Sonus Networks Inc. (a)	39,598	124,734
Spansion Inc. Class A (a)	8,538	118,593
Spark Networks Inc. (a)	3,247	20,002
Speed Commerce Inc. (a)	7,923	37,000
SPS Commerce Inc. (a)	2,888	188,586
SS&C Technologies Holdings Inc. (a)	10,591	468,758
Stamps.com Inc. (a)	2,391	100,661
SunEdison Inc. (a)	48,472	632,560
SunPower Corp. (a)	7,503	223,664
Super Micro Computer Inc. (a)	5,770	99,013
Supertex Inc. (a)	1,759	44,063
Support.com Inc. (a)	9,161	34,720
Sykes Enterprises Inc. (a)	7,159	156,138
Synaptics Inc. (a)	5,913	306,353
Synchronoss Technologies Inc. (a)	5,284	164,174
SYNNEX Corp. (a)	4,796	323,250
Syntel Inc.	2,801	254,751
Take-Two Interactive Software Inc. (a)	14,726	255,791
Tangoe Inc. (a)	5,686	102,405

	Shares	Value
Common Stocks (Cont.)
Information Technology (Cont.)
TechTarget (a)	2,060	$14,132
TeleCommunication Systems Inc. Class A (a)	8,690	20,161
TeleNav Inc. (a)	3,153	20,778
TeleTech Holdings Inc. (a)	3,625	86,782
TESSCO Technologies Inc.	991	39,957
Tessera Technologies Inc.	9,591	189,039
Textura Corp. (a)	971	29,072
TiVo Inc. (a)	23,031	302,167
Travelzoo Inc. (a)	1,478	31,511
Tremor Video Inc. (a)	1,145	6,641
TriQuint Semiconductor Inc. (a)	29,690	247,615
Trulia Inc. (a)	5,025	177,232
TTM Technologies Inc. (a)	9,591	82,291
Tyler Technologies Inc. (a)	5,730	585,205
Ubiquiti Networks Inc. (a)	2,282	104,881
Ultimate Software Group Inc., The (a)	5,028	770,390
Ultra Clean Holdings Inc. (a)	4,272	42,848
Ultratech Inc. (a)	5,024	145,696
Uni-Pixel Inc. (a)	1,882	18,839
Unisys Corp. (a)	8,038	269,836
United Online Inc.	2,429	33,423
Universal Display Corp. (a)	7,316	251,378
Unwired Planet Inc. (a)	18,068	24,934
ValueClick Inc. (a)	12,137	283,642
VASCO Data Security International Inc. (a)	5,312	41,062
Veeco Instruments Inc. (a)	7,121	234,352
Verint Systems Inc. (a)	9,579	411,322
ViaSat Inc. (a)	7,194	450,704
Viasystems Group Inc. (a)	726	9,932
Violin Memory Inc. (a)	3,200	12,672
Virnetx Holding Corp. (a)	7,651	148,506
Virtusa Corp. (a)	3,712	141,390
Vishay Precision Group Inc. (a)	2,311	34,411
VistaPrint NV (a)	5,937	337,518
Vocus Inc. (a)	3,503	39,899
Vringo Inc. (a)	12,424	36,775
Web.com Group Inc. (a)	7,625	242,399
WebMD Health Corp. (a)	5,172	204,294
Westell Technologies Inc. Class A (a)	8,164	33,064
WEX Inc. (a)	7,055	698,657
Wix.com Ltd. (a)	1,480	39,738
XO Group Inc. (a)	4,974	73,914
Xoom Corp. (a)	1,499	41,028
Yelp Inc. (a)	5,897	406,598
YuMe Inc. (a)	998	7,435
Zillow Inc. (a)	4,239	346,453
Zix Corp. (a)	11,126	50,735
Zygo Corp. (a)	3,063	45,271

		53,991,756

Materials (4.82%)
A. Schulman Inc.	5,329	187,899
Advanced Emissions Solutions Inc. (a)	1,943	105,369

See accompanying notes to financial statements.	65

STATE FARM VARIABLE PRODUCT TRUST SMALL CAP EQUITY INDEX FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2013

	Shares	Value
Common Stocks (Cont.)
Materials (Cont.)
AEP Industries Inc. (a)	778	$41,102
AK Steel Holding Corp. (a) (c)	24,813	203,467
Allied Nevada Gold Corp. (a)	18,680	66,314
AM Castle & Co. (a)	3,148	46,496
AMCOL International Corp.	5,036	171,123
American Pacific Corp. (a)	1,092	40,688
American Vanguard Corp.	5,164	125,434
Arabian American Development Co. (a)	3,642	45,707
Axiall Corp.	12,693	602,156
Balchem Corp.	5,394	316,628
Berry Plastics Group Inc. (a)	10,095	240,160
Boise Cascade Co. (a)	2,269	66,890
Calgon Carbon Corp. (a)	9,836	202,327
Century Aluminum Co. (a)	9,317	97,456
Chase Corp.	1,165	41,124
Chemtura Corp. (a)	17,869	498,902
Clearwater Paper Corp. (a)	3,831	201,128
Coeur Mining Inc. (a)	18,419	199,846
Commercial Metals Co.	21,246	431,931
Deltic Timber Corp.	2,021	137,307
Ferro Corp. (a)	13,115	168,265
Flotek Industries Inc. (a)	8,684	174,288
FutureFuel Corp.	4,017	63,469
General Moly Inc. (a)	10,831	14,514
Globe Specialty Metals Inc.	11,708	210,861
Gold Resource Corp.	6,137	27,801
Graphic Packaging Holding Co. (a)	35,697	342,691
GSE Holding Inc. (a)	1,566	3,242
Handy & Harman Ltd. (a)	1,024	24,791
Hawkins Inc.	1,732	64,413
Haynes International Inc.	2,251	124,345
HB Fuller Co.	9,146	475,958
Headwaters Inc. (a)	13,414	131,323
Hecla Mining Co.	60,156	185,280
Horsehead Holding Corp. (a)	9,074	147,090
Innophos Holdings Inc.	3,983	193,574
Innospec Inc.	4,269	197,313
Intrepid Potash Inc. (a)	9,886	156,594
Kaiser Aluminum Corp.	3,431	240,993
Kapstone Paper and Packaging Corp. (a)	7,428	414,928
KMG Chemicals Inc.	1,525	25,757
Koppers Holdings Inc.	3,759	171,974
Kraton Performance Polymers Inc. (a)	5,952	137,194
Landec Corp. (a)	4,652	56,382
Louisiana-Pacific Corp. (a)	25,352	469,266
LSB Industries Inc. (a)	3,435	140,904
Marrone Bio Innovations Inc. (a)	914	16,251
Materion Corp.	3,757	115,903
Midway Gold Corp. (a)	21,243	17,207
Minerals Technologies Inc.	6,328	380,123
Molycorp Inc. (a)	26,810	150,672
Myers Industries Inc.	5,163	109,043
Neenah Paper Inc.	2,907	124,332
Noranda Aluminum Holding Corp.	6,525	21,467
Olin Corp.	14,609	421,470

	Shares	Value
Common Stocks (Cont.)
Materials (Cont.)
Olympic Steel Inc.	1,616	$46,832
OM Group Inc. (a)	5,802	211,251
Omnova Solutions Inc. (a)	8,546	77,854
P. H. Glatfelter Co.	7,800	215,592
Paramount Gold and Silver Corp. (a)	26,137	24,354
Penford Corp. (a)	1,735	22,295
PolyOne Corp.	18,067	638,668
Quaker Chemical Corp.	2,387	183,966
Resolute Forest Products (a)	12,727	203,887
RTI International Metals Inc. (a)	5,687	194,552
Schnitzer Steel Industries Inc. Class A	4,675	152,732
Schweitzer-Mauduit International Inc.	5,706	293,688
Sensient Technologies Corp.	9,098	441,435
Stepan Co.	3,421	224,520
Stillwater Mining Co. (a)	21,481	265,076
SunCoke Energy Inc. (a)	12,725	290,257
Taminco Corp. (a)	2,929	59,195
Texas Industries Inc. (a)	3,955	272,025
Tredegar Corp.	4,514	130,048
UFP Technologies Inc. (a)	1,027	25,901
United States Lime & Minerals Inc. (a)	357	21,838
Universal Stainless & Alloy Products Inc. (a)	1,277	46,049
US Concrete Inc. (a)	2,482	56,168
US Silica Holdings Inc.	3,910	133,370
Walter Energy Inc.	11,332	188,451
Wausau Paper Corp.	8,965	113,676
Worthington Industries Inc.	9,614	404,557
Zep Inc.	4,159	75,527
Zoltek Companies Inc. (a)	5,057	84,705

		14,887,601

Telecommunication Services (0.74%)
8x8 Inc. (a)	15,804	160,568
Atlantic Tele-Network Inc.	1,687	95,434
Boingo Wireless Inc. (a)	3,405	21,826
Cbeyond Inc. (a)	4,824	33,286
Cincinnati Bell Inc. (a)	37,670	134,105
Cogent Communications Group Inc.	8,579	346,677
Consolidated Communications Holdings Inc.	7,319	143,672
FairPoint Communications Inc. (a)	3,849	43,532
General Communication Inc. Class A (a)	5,586	62,284
Hawaiian Telcom Holdco Inc. (a)	1,877	55,127
HickoryTech Corp.	2,587	33,191
IDT Corp. Class B	2,864	51,180
inContact Inc. (a)	9,651	75,374
Inteliquent Inc.	5,997	68,486
Iridium Communications Inc. (a)	11,828	74,043
Leap Wireless International Inc. (a)	9,775	170,085
Lumos Networks Corp.	2,850	59,850
magicJack VocalTec Ltd. (a)	3,450	41,124
NII Holdings Inc. (a)	31,602	86,906
NTELOS Holdings Corp.	2,848	57,615

66	See accompanying notes to financial statements.

STATE FARM VARIABLE PRODUCT TRUST SMALL CAP EQUITY INDEX FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2013

	Shares	Value
Common Stocks (Cont.)
Telecommunication Services (Cont.)
Orbcomm Inc. (a)	6,512	$41,286
Premiere Global Services Inc. (a)	8,741	101,308
RingCentral Inc. Class A (a)	1,476	27,114
Shenandoah Telecommunications Co.	4,398	112,897
Straight Path Communications Inc. Class B (a)	1,432	11,728
Towerstream Corp. (a)	12,271	36,322
USA Mobility Inc.	4,035	57,620
Vonage Holdings Corp. (a)	27,950	93,074

		2,295,714

Utilities (2.95%)
ALLETE Inc.	7,273	362,777
American States Water Co.	7,008	201,340
Artesian Resources Corp. Class A	1,455	33,392
Atlantic Power Corp.	21,682	75,453
Avista Corp.	10,911	307,581
Black Hills Corp.	8,092	424,911
California Water Service Group	8,668	199,971
Chesapeake Utilities Corp.	1,764	105,875
Cleco Corp.	11,011	513,333
Connecticut Water Service Inc.	1,947	69,138
Consolidated Water Co. Ltd.	2,606	36,745
Delta Natural Gas Company Inc.	1,320	29,542
Dynegy Inc. (a)	18,163	390,868
El Paso Electric Co.	7,325	257,181
Empire District Electric Co., The	7,783	176,596
Genie Energy Ltd. Class B (a)	2,299	23,473
Idacorp Inc.	9,147	474,180
Laclede Group Inc., The	5,942	270,599
MGE Energy Inc.	4,197	243,006
Middlesex Water Co.	2,948	61,731
New Jersey Resources Corp.	7,586	350,777
Northwest Natural Gas Co.	4,891	209,433
NorthWestern Corp.	6,900	298,908
NRG Yield Inc. Class A (a)	4,029	161,200
Ormat Technologies Inc.	3,205	87,208
Otter Tail Corp.	6,584	192,714
Pattern Energy Group Inc.	3,243	98,295
Piedmont Natural Gas Company Inc.	13,733	455,386
PNM Resources Inc.	14,481	349,282
Portland General Electric Co.	13,807	416,971
Pure Cycle Corp. (a)	3,152	19,952
SJW Corp.	2,849	84,872
South Jersey Industries Inc.	5,810	325,128
Southwest Gas Corp.	8,418	470,650
UIL Holdings Corp.	10,111	391,801
Unitil Corp.	2,586	78,847
UNS Energy Corp.	7,552	451,987
WGL Holdings Inc.	9,405	376,764
York Water Co.	2,319	48,537

		9,126,404

Total Common Stocks
(cost $215,137,429)		299,737,557

	Shares	Value
Registered Investment Companies (1.13%)
Financials (1.13%)
Apollo Investment Corp.	40,929	$347,078
BlackRock Kelso Capital Corp.	13,560	126,515
Capital Southwest Corp.	2,488	86,757
Fidus Investment Corp.	2,582	56,133
Fifth Street Finance Corp.	24,822	229,604
Firsthand Technology Value Fund Inc.	1,570	36,377
Garrison Capital Inc.	1,084	15,046
Gladstone Capital Corp.	3,923	37,661
Gladstone Investment Corp.	5,042	40,639
Golub Capital BDC LLC Inc.	6,624	126,585
GSV Capital Corp. (a)	3,524	42,605
Hercules Technology Growth Capital Inc.	11,241	184,352
Horizon Technology Finance Corp.	1,455	20,676
KCAP Financial Inc.	5,249	42,359
Main Street Capital Corp.	7,016	229,353
MCG Capital Corp.	13,320	58,608
Medallion Financial Corp.	3,710	53,238
Medley Capital Corp.	7,238	100,246
MVC Capital Inc.	4,132	55,782
New Mountain Finance Corp.	8,061	121,237
NGP Capital Resources Co.	3,866	28,879
PennantPark Floating Rate Capital Ltd.	2,532	34,764
PennantPark Investment Corp.	12,177	141,253
Prospect Capital Corp.	50,548	567,149
Solar Capital Ltd.	8,235	185,699
Solar Senior Capital Ltd.	2,092	38,116
Stellus Capital Investment Corp.	2,225	33,264
TCP Capital Corp.	6,306	105,815
THL Credit Inc.	5,976	98,544
TICC Capital Corp.	9,739	100,701
Triangle Capital Corp.	5,061	139,937
WhiteHorse Finance Inc.	1,260	19,039

		3,504,011

Total Registered Investment Companies
(cost $3,712,581)		3,504,011

See accompanying notes to financial statements.	67

STATE FARM VARIABLE PRODUCT TRUST SMALL CAP EQUITY INDEX FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2013

	Shares	Value
Short-term Investments (1.78%)
State Street Institutional U.S. Government Money Market Fund	5,512,420	$5,512,420

Total Short-term Investments
(cost $5,512,420)		5,512,420

TOTAL INVESTMENTS (99.87%)
(cost $224,362,430)		308,753,988
CASH AND OTHER ASSETS, NET OF LIABILITIES (0.13%)		396,704

NET ASSETS (100.00%)		$309,150,692

(a)	Non-income producing security.

(b)	In accordance with the Trust’s valuation procedures, State Farm Investment Management Corp. (“SFIMC”) determined the fair value for the security considering the facts and circumstances related to the particular security.

(c)	At December 31, 2013, this security has been pledged to cover, in whole or in part, initial margin requirements for open futures contracts.

OPEN FUTURES CONTRACTS

Description	Contracts Purchased	Expiration	Notional Value	Market Value	Unrealized Gain (Loss)
Russell 2000 Mini Index	50	March 2014	$5,531,583	$5,807,000	$ 275,417

68	See accompanying notes to financial statements.

STATE FARM VARIABLE PRODUCT TRUST INTERNATIONAL EQUITY INDEX FUND

SCHEDULE OF INVESTMENTS

December 31, 2013

	Shares	Value
Common Stocks (98.46%)
Australia (7.36%)
AGL Energy Ltd.	13,441	$180,381
ALS Ltd.	9,033	71,058
Alumina Ltd. (a)	60,921	60,652
Amcor Ltd.	28,086	264,573
AMP Ltd.	69,890	273,957
APA Group	18,901	101,260
Asciano Ltd.	23,966	123,260
ASX Ltd.	4,386	143,962
Aurizon Holdings Ltd.	49,048	213,719
Australia & New Zealand Banking Group Ltd.	64,851	1,866,293
Bank of Queensland Ltd.	6,901	74,929
Bendigo and Adelaide Bank Ltd.	9,875	103,604
BGP Holdings PLC (a) (b)	253,848	0
BHP Billiton Ltd.	76,075	2,580,561
Boral Ltd.	18,123	77,188
Brambles Ltd.	36,171	295,518
Caltex Australia Ltd.	3,404	60,941
CFS Retail Property Trust	54,445	94,554
Coca-Cola Amatil Ltd.	13,053	140,210
Cochlear Ltd.	1,394	73,338
Commonwealth Bank of Australia	38,184	2,652,552
Computershare Ltd.	11,101	112,800
Crown Resorts Ltd.	9,397	141,381
CSL Ltd.	11,454	705,273
Dexus Property Group	112,703	101,136
Echo Entertainment Group Ltd.	16,753	36,799
Federation Centres	37,313	77,961
Flight Centre Travel Group Ltd.	1,134	48,147
Fortescue Metals Group Ltd.	35,894	186,530
Goodman Group	40,027	169,051
GPT Group	42,784	129,886
Harvey Norman Holdings Ltd.	13,901	39,223
Iluka Resources Ltd.	10,050	77,443
Incitec Pivot Ltd.	40,008	95,738
Insurance Australia Group Ltd.	49,730	258,431
James Hardie Industries PLC	10,517	121,515
Leighton Holdings Ltd.	3,854	55,438
Lend Lease Corp. Ltd.	13,545	134,731
Macquarie Group Ltd.	6,890	338,180
Metcash Ltd.	21,564	60,844
Mirvac Group	86,117	129,182
National Australia Bank Ltd.	55,818	1,735,924
Newcrest Mining Ltd.	18,422	128,302
Orica Ltd.	8,751	186,437
Origin Energy Ltd.	26,638	334,656
Qantas Airways Ltd. (a)	27,618	27,003
QBE Insurance Group Ltd.	28,967	297,702
Ramsay Health Care Ltd.	3,312	127,932
REA Group Ltd.	1,076	36,278
Rio Tinto Ltd.	10,323	628,443
Santos Ltd.	23,293	304,279
Seek Ltd.	7,827	93,719
Sonic Healthcare Ltd.	8,775	129,908
SP Ausnet	44,826	49,831
Stockland	53,807	173,440

	Shares	Value
Common Stocks (Cont.)
Australia (Cont.)
Suncorp Group Ltd.	31,097	$363,741
Sydney Airport	12,377	41,995
Tabcorp Holding Ltd.	17,309	56,102
Tatts Group Ltd.	34,276	94,876
Telstra Corp. Ltd.	102,066	478,457
Toll Holdings Ltd.	16,834	85,377
Transurban Group	32,485	198,400
Treasury Wine Estates Ltd.	16,926	72,846
Wesfarmers Ltd.	23,537	925,553
Westfield Group	49,614	446,991
Westfield Retail Trust	72,191	191,444
Westpac Banking Corp.	73,433	2,123,103
Woodside Petroleum Ltd.	15,767	547,648
Woolworths Ltd.	29,837	901,814
WorleyParsons Ltd.	5,088	75,415

		23,329,815

Austria (0.28%)
Andritz AG	1,796	112,643
Erste Group Bank AG	6,350	221,275
Immoeast Interim Shares (a) (b)	11,178	0
Immofinanz AG	21,096	97,745
Immofinanz AG Interim Shares (a) (b)	9,273	0
OMV AG	3,595	172,059
Raiffeisen Bank International AG	1,232	43,422
Telekom Austria AG	6,073	45,984
Vienna Insurance Group AG	960	47,841
VoestAlpine AG	2,771	133,155

		874,124

Belgium (1.18%)
Ageas	5,365	228,429
Anheuser-Busch InBev NV	19,089	2,028,904
Belgacom SA	3,718	109,995
Colruyt SA	1,901	106,125
Delhaize Group	2,323	138,056
Groupe Bruxelles Lambert SA	1,915	175,798
KBC GROEP NV	5,812	329,817
Solvay SA	1,367	216,267
Telenet Group Holding NV	1,205	71,904
UCB SA	2,681	199,682
Umicore SA	2,837	132,522

		3,737,499

Denmark (1.16%)
A P Moller-Maersk A/S Class A	12	123,701
A P Moller-Maersk A/S Class B	31	336,425
Carlsberg A/S Class B	2,478	274,178
Coloplast A/S Class B	2,610	172,789
Danske Bank A/S (a)	15,243	349,680
DSV A/S	4,416	144,791
Novo Nordisk A/S Class B	9,474	1,736,602
Novozymes A/S B Shares	5,487	231,612
TDC A/S	17,973	174,336
Tryg A/S	621	60,064

See accompanying notes to financial statements.	69

STATE FARM VARIABLE PRODUCT TRUST INTERNATIONAL EQUITY INDEX FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2013

	Shares	Value
Common Stocks (Cont.)
Denmark (Cont.)
William Demant Holding A/S (a)	671	$65,210

		3,669,388

Finland (0.90%)
Elisa OYJ	3,370	89,291
Fortum OYJ	10,232	234,088
Kone Corp. OYJ Class B	7,486	337,790
Metso OYJ	2,845	121,408
Neste Oil OYJ	3,247	64,189
Nokia OYJ (a)	87,779	702,809
Nokian Renkaat OYJ	2,726	130,768
Orion OYJ Class B	2,451	68,853
Pohjola Bank PLC	3,269	65,748
Sampo OYJ A Shares	10,087	495,675
Stora Enso OYJ R Shares	12,578	126,229
UPM-Kymmene OYJ	12,228	206,575
Wartsila OYJ Class B	4,350	214,058

		2,857,481

France (9.60%)
Accor SA	3,649	172,184
Aeroports de Paris (ADP)	670	76,041
Air Liquide SA	7,435	1,051,472
Alcatel-Lucent (a)	63,967	286,702
Alstom SA	5,082	185,095
Arkema	1,521	177,418
AtoS	1,580	143,001
AXA SA	42,864	1,191,743
BNP Paribas SA	23,615	1,840,397
Bouygues SA	4,596	173,369
Bureau Veritas SA	5,016	146,601
Cap Gemini SA	3,293	222,568
Carrefour SA	14,432	571,996
Casino Guichard Perrachon SA	1,331	153,388
CGG (a)	3,866	66,906
Christian Dior SA	1,298	245,260
Cie Generale des Etablissements Michelin Class B	4,410	468,663
CNP Assurances	3,536	72,481
Compagnie de Saint-Gobain	9,844	541,357
Credit Agricole SA (a)	23,821	304,930
Danone	13,489	970,892
Dassault Systemes SA	1,493	185,325
Edenred	4,918	164,609
Electricite de France	5,505	194,518
Essilor International SA	4,886	519,450
Eurazeo SA	626	49,070
European Aeronautic Defence and Space Co. NV	13,961	1,071,895
Eutelsat Communications	3,165	98,685
Fonciere des Regions	674	58,183
GDF Suez	31,649	744,308
Gecina SA	555	73,320
Groupe Eurotunnel SA	12,200	128,226
ICADE	798	74,289
Iliad SA	558	114,302

	Shares	Value
Common Stocks (Cont.)
France (Cont.)
Imerys SA	864	$75,132
JC Decaux SA	1,551	63,947
Kering	1,826	385,973
Klepierre	2,449	113,488
Lafarge SA	4,486	336,155
Lagardere SCA	2,379	88,431
Legrand SA	6,048	333,308
L’Oreal SA	5,776	1,014,709
LVMH Moet Hennessy Louis Vuitton SA	5,994	1,093,412
Natixis	21,249	124,939
Orange	43,817	542,511
Pernod Ricard SA	4,994	568,925
Publicis Groupe	4,334	396,551
Remy Cointreau SA	671	56,300
Renault SA	4,551	365,944
Rexel SA	4,880	128,058
Safran SA	6,326	439,572
Sanofi	28,387	3,011,689
Schneider Electric SA	12,624	1,101,057
SCOR SE	3,600	131,564
SES	7,427	240,414
Societe BIC SA	703	86,131
Societe Generale	17,036	989,485
Sodexo	2,169	219,734
STMicroelectronics NV	15,749	126,529
Suez Environnement Co.	6,744	120,842
Technip SA	2,451	235,557
Thales SA	2,226	143,316
Total SA	50,815	3,112,921
Valeo SA	1,713	189,539
Vallourec SA	2,527	137,665
Veolia Environnement	7,917	129,118
Vinci SA	11,352	745,240
Vivendi	28,533	751,888
Wendel	766	111,649
Zodiac Aerospace	845	149,667

		30,400,004

Germany (8.73%)
Adidas AG	4,919	626,900
Allianz SE Reg.	10,840	1,943,855
Axel Springer SE	996	63,988
BASF SE	21,729	2,316,375
Bayer AG	19,583	2,746,566
Bayerische Motoren Werke (BMW) AG	7,908	927,111
Beiersdorf AG	2,400	243,136
Brenntag AG	1,256	232,832
Celesio AG	1,992	63,029
Commerzbank Ag (a)	23,367	376,429
Continental AG	2,618	574,092
Daimler AG Registered Shares	22,891	1,980,792
Deutsche Bank AG Reg.	24,201	1,154,445
Deutsche Boerse AG	4,649	385,017
Deutsche Lufthansa AG Reg. (a)	5,099	108,167
Deutsche Post AG	21,357	778,592

70	See accompanying notes to financial statements.

STATE FARM VARIABLE PRODUCT TRUST INTERNATIONAL EQUITY INDEX FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2013

	Shares	Value
Common Stocks (Cont.)
Germany (Cont.)
Deutsche Telekom AG	68,248	$1,167,037
Deutsche Wohnen AG	7,081	136,720
E.ON SE	43,140	796,149
Fraport AG	916	68,539
Fresenius Medical Care AG & Co. KGaA	5,176	368,350
Fresenius SE & Co. KGaA	2,923	448,762
GEA Group AG	4,266	203,058
Hannover Rueck SE	1,339	114,908
HeidelbergCement AG	3,275	248,474
Henkel AG & Co. KGaA	3,027	314,983
Hochtief AG	656	56,007
Hugo Boss AG	772	109,921
Infineon Technologies AG	24,911	265,936
K+S AG Reg.	4,203	129,374
Kabel Deutschland Holding AG	526	68,179
Lanxess AG	1,983	132,240
Linde AG	4,412	922,880
MAN AG	832	102,154
Merck KGaA	1,543	276,482
Metro AG	2,872	139,076
Muenchener Rueckversicherungs Gesellschaft AG Reg.	4,223	930,404
Osram Licht AG (a)	1,903	107,336
ProsiebenSat.1 Media AG Reg.	4,262	211,076
QIAGEN NV (a)	5,683	132,400
RTL Group SA	864	111,646
RWE AG	11,474	419,954
SAP AG	21,828	1,871,092
Siemens AG Reg.	18,772	2,564,127
Sky Deutschland AG (a)	9,607	105,731
Suedzucker AG	1,813	48,935
Telefonica Deutschland Holding AG	6,865	56,665
ThyssenKrupp AG (a)	8,843	215,204
United Internet AG Reg.	2,665	113,360
Volkswagen AG	673	182,299

		27,660,784

Hong Kong (2.82%)
AIA Group Ltd.	285,554	1,432,502
ASM Pacific Technology Ltd.	5,900	49,304
Bank of East Asia Ltd.	29,625	125,502
BOC Hong Kong Holdings Ltd.	86,500	277,204
Cathay Pacific Airways Ltd.	29,000	61,483
Cheung Kong Holdings Ltd.	33,000	521,324
Cheung Kong Infrastructure Holdings Ltd.	15,000	94,980
CLP Holdings Ltd.	42,283	334,259
First Pacific Company Ltd.	58,500	66,540
Galaxy Entertainment Group Ltd. (a)	50,000	448,461
Hang Lung Properties Ltd.	54,000	171,311
Hang Seng Bank Ltd.	17,674	286,730
Henderson Land Development Co. Ltd.	25,218	143,907
HKT Trust and HKT Ltd.	45,000	44,511
Hong Kong & China Gas Co. Ltd.	134,401	308,864

	Shares	Value
Common Stocks (Cont.)
Hong Kong (Cont.)
Hong Kong Exchanges & Clearing Ltd.	25,400	$423,208
Hopewell Holdings Ltd.	14,500	49,179
Hutchison Whampoa Ltd.	50,210	683,125
Hysan Development Co. Ltd.	16,000	68,917
Kerry Properties Ltd.	14,000	48,567
Li & Fung Ltd.	142,000	183,490
Link REIT, The	55,500	269,831
MGM China Holdings Ltd.	23,600	100,891
MTR Corporation Ltd.	32,500	123,012
New World Development Company Ltd.	89,700	113,596
NWS Holdings Ltd.	35,302	53,811
PCCW Ltd.	101,000	45,197
Power Assets Holdings Ltd.	32,000	254,620
Sands China Ltd.	58,400	478,991
Shangri-La Asia Ltd.	38,960	76,068
Sino Land Co. Ltd.	72,600	99,243
SJM Holdings Ltd.	48,000	160,324
Sun Hung Kai Properties Ltd.	38,000	482,210
Swire Pacific Ltd. Class A	16,000	188,076
Swire Properties Ltd.	26,400	66,729
Wharf Holdings Ltd.	35,953	274,482
Wheelock and Co. Ltd.	22,000	101,144
Wynn Macau Ltd.	34,800	157,972
Yue Yuen Industrial Holdings Ltd.	18,500	61,792

		8,931,357

Ireland (0.30%)
Bank of Ireland (a)	511,354	177,274
CRH PLC (Dublin)	17,371	437,320
Kerry Group PLC Class A (Dublin)	3,634	252,464
Ryanair Holdings PLC (a)	10,018	86,343

		953,401

Israel (0.44%)
Bank Hapoalim B.M.	25,304	141,753
Bank Leumi Le-Israel (a)	30,149	123,132
Bezeq The Israeli Telecommunication Corporation Ltd.	43,805	74,249
Delek Group Ltd.	101	38,573
Israel Chemicals Ltd.	10,564	88,023
Israel Corporation Ltd., The (a)	58	30,520
Mizrahi Tefahot Bank Ltd.	2,895	37,888
NICE Systems Ltd.	1,480	60,615
Teva Pharmaceutical Industries Ltd.	19,987	799,019

		1,393,772

Italy (2.20%)
Assicurazioni Generali SpA	27,562	648,380
Atlantia SpA	7,504	168,372
Banca Monte Dei Paschi di Siena SpA (a)	146,134	35,262
CNH Industrial NV (a)	21,818	248,674
Enel Green Power SpA	41,261	103,933
Enel SpA	156,373	682,798
Eni SpA	60,383	1,452,874

See accompanying notes to financial statements.	71

STATE FARM VARIABLE PRODUCT TRUST INTERNATIONAL EQUITY INDEX FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2013

	Shares	Value
Common Stocks (Cont.)
Italy (Cont.)
EXOR SpA	2,361	$93,900
Fiat SpA (a)	20,822	170,293
Finmeccanica SpA (a)	10,285	77,891
Intesa Sanpaolo	273,459	674,898
Luxottica Group SpA	3,821	204,743
Mediobanca SpA (a)	12,206	106,796
Pirelli & C. SpA	5,997	103,786
Prysmian SpA	4,884	125,711
Saipem SpA	6,534	139,866
Snam SpA	48,979	273,969
Telecom Italia RNC SpA	151,926	118,924
Telecom Italia SpA	231,281	229,403
Tenaris SA	10,928	238,734
Terna - Rete Elettrica Nationale SpA	36,470	182,224
UBI Banca - Unione di Banche Italiane ScpA	20,407	138,573
UniCredit SpA	102,342	757,460

		6,977,464

Japan (20.71%)
ABC-Mart Inc.	600	26,181
ACOM Co. Ltd. (a)	10,800	36,612
Advantest Corp.	3,480	43,187
Aeon Co. Ltd.	14,700	198,894
Aeon Credit Service Co. Ltd.	1,400	37,489
Aeon Mall Co. Ltd.	2,800	78,462
Air Water Inc.	4,000	54,088
Aisin Seiki Co. Ltd.	4,700	190,571
Ajinomoto Co. Inc.	14,000	202,336
Alfresa Holdings Corp.	1,000	49,586
All Nippon Airways Co. Ltd.	27,000	53,841
Amada Co. Ltd.	9,000	79,230
Aozora Bank Ltd.	28,000	79,233
Asahi Glass Co. Ltd.	25,000	155,256
Asahi Group Holdings Ltd.	8,900	250,495
Asahi Kasei Corp.	29,000	226,911
ASICS Corp.	4,000	68,180
Astellas Pharma Inc.	10,351	612,351
Bank of Kyoto Ltd., The	8,000	66,698
Bank of Yokohama Ltd., The	29,000	161,371
Benesse Holdings Inc.	1,700	68,203
Bridgestone Corp.	15,200	574,456
Brother Industries Ltd.	5,600	76,414
CALBEE Inc.	1,600	38,819
Canon Inc.	27,100	856,927
Casio Computer Co. Ltd.	5,900	72,104
Central Japan Railway Co.	3,500	411,452
Chiba Bank Ltd., The	16,000	107,720
Chiyoda Corp.	4,000	57,962
Chubu Electric Power Co. Inc.	14,800	190,990
Chugai Pharmaceutical Co. Ltd.	5,600	123,635
Chugoku Bank Ltd., The	4,000	50,745
Chugoku Electric Power Company Inc., The	7,300	113,406
Citizen Holdings Co. Ltd.	5,900	49,638
Coca-Cola West Co. Ltd.	1,400	29,606

	Shares	Value
Common Stocks (Cont.)
Japan (Cont.)
Credit Saison Co. Ltd.	3,800	$99,808
Dai Nippon Printing Co. Ltd.	14,000	148,362
Daicel Chemical Industries Ltd.	7,000	56,896
Daido Steel Co. Ltd.	7,000	34,698
Daihatsu Motor Co. Ltd.	5,000	84,607
Dai-ichi Life Insurance Company Ltd.	19,900	332,013
Daiichi Sankyo Co. Ltd.	16,013	292,403
Daikin Industries Ltd.	5,600	348,305
Dainippon Sumitomo Pharma Co. Ltd.	3,700	57,796
Daito Trust Construction Co. Ltd.	1,800	168,018
Daiwa House Industry Co. Ltd.	14,000	270,535
Daiwa Securities Group Inc.	40,000	398,823
DeNA Co. Ltd.	2,500	52,512
Denso Corp.	11,700	616,608
Dentsu Inc.	5,200	212,326
Don Quijote Holdings Co. Ltd.	1,200	72,586
East Japan Railway Co.	8,000	636,597
Eisai Co. Ltd.	5,800	224,433
Electric Power Development Co. Ltd.	2,980	86,732
FamilyMart Co. Ltd.	1,500	68,441
Fanuc Corp.	4,500	822,571
Fast Retailing Co. Ltd.	1,300	535,752
Fuji Electric Co. Ltd.	13,000	60,735
Fuji Heavy Industries Ltd.	14,000	400,817
FUJIFILM Holdings Corp.	10,700	302,884
Fujitsu Ltd. (a)	42,000	216,959
Fukuoka Financial Group Inc.	18,000	78,796
Gree Inc.	2,300	22,692
GungHo Online Entertainment Inc. (a)	8,000	57,506
Gunma Bank Ltd.	10,000	55,740
Hachijuni Bank Ltd., The	10,000	58,209
Hakuhodo DY Holdings Inc.	5,900	45,660
Hamamatsu Photonics KK	1,700	67,881
Hankyu Hanshin Holdings Inc.	28,000	151,021
Hino Motors Ltd.	6,000	94,122
Hirose Electric Co. Ltd.	700	99,573
Hiroshima Bank Ltd., The	11,000	45,437
Hisamitsu Pharmaceutical Co. Inc.	1,500	75,491
Hitachi Chemical Co. Ltd.	2,500	39,811
Hitachi Construction Machinery Co. Ltd.	2,400	51,163
Hitachi High-Technologies Corp.	1,400	35,110
Hitachi Ltd.	113,000	854,126
Hitachi Metals Ltd.	4,000	56,443
Hokkaido Electric Power Co. Inc. (a)	4,400	50,514
Hokuhoku Financial Group Inc.	29,000	57,829
Hokuriku Electric Power Co.	4,100	55,557
Honda Motor Co. Ltd.	38,800	1,595,328
Hoya Corp.	10,000	277,467
Hulic Company Ltd.	5,900	87,119
Ibiden Co. Ltd.	3,000	56,006
Idemitsu Kosan Co. Ltd.	2,000	45,447
IHI Corp.	33,000	142,266
Iida Group Holdings Co. Ltd. (a)	2,800	55,888
INPEX Corp.	20,000	256,006
Isetan Mitsukoshi Holdings Ltd.	7,880	111,866

72	See accompanying notes to financial statements.

STATE FARM VARIABLE PRODUCT TRUST INTERNATIONAL EQUITY INDEX FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2013

	Shares	Value
Common Stocks (Cont.)
Japan (Cont.)
Isuzu Motors Ltd.	28,000	$173,887
Itochu Corp.	36,200	446,527
Itochu Techno-Solutions Corp.	600	24,300
Iyo Bank Ltd., The	6,000	58,741
J. Front Retailing Co. Ltd.	11,400	86,168
Japan Airlines Co. Ltd.	1,469	72,397
Japan Exchange Group Inc.	5,600	158,948
Japan Petroleum Exploration Co.	700	26,488
Japan Prime Realty Investment Corp.	19	60,801
Japan Real Estate Investment Corp.	28	149,957
Japan Retail Fund Investment Corp.	51	103,734
Japan Steel Works Ltd., The	8,000	44,668
Japan Tobacco Inc.	26,300	854,107
JFE Holdings Inc.	11,800	280,349
JGC Corp.	5,000	195,850
Joyo Bank Ltd., The	16,000	81,588
JSR Corp.	4,500	87,000
JTEKT Corp.	5,100	86,687
JX Holdings Inc.	53,900	276,896
Kajima Corp.	20,000	75,017
Kakaku.com Inc.	3,100	54,370
Kamigumi Co. Ltd.	6,000	54,924
Kaneka Corp.	7,000	45,865
Kansai Electric Power Company Inc., The (a)	16,800	192,871
Kansai Paint Co. Ltd.	5,000	73,830
Kao Corp.	12,100	380,315
Kawasaki Heavy Industries Ltd.	31,000	129,817
KDDI Corp.	12,800	786,402
Keikyu Corp.	10,000	82,328
Keio Corp.	14,000	93,192
Keisei Electric Railway Co. Ltd.	7,000	64,277
Keyence Corp.	1,064	454,658
Kikkoman Corp.	4,000	75,434
Kinden Corp.	3,000	31,336
Kintetsu Corp.	39,000	136,654
Kirin Holdings Co. Ltd.	21,000	301,709
Kobe Steel Ltd. (a)	63,000	107,682
Koito Manufacturing Company Ltd.	2,000	38,116
Komatsu Ltd.	22,100	448,464
Konami Corp.	2,400	55,357
Konica Minolta Holdings Inc.	12,000	119,533
Kubota Corp.	25,000	412,829
Kuraray Co. Ltd.	7,600	90,426
Kurita Water Industries Ltd.	2,800	58,015
Kyocera Corp.	7,800	388,852
Kyowa Hakko Kirin Co. Ltd.	6,000	66,034
Kyushu Electric Power Co. Inc. (a)	10,000	127,433
Lawson Inc.	1,500	112,098
LIXIL Group Corp.	6,500	177,946
M3 Inc.	14	35,030
Mabuchi Motor Co. Ltd.	600	35,609
Makita Corp.	2,700	141,525
Marubeni Corp.	39,000	279,973
Marui Group Co. Ltd.	5,600	56,792
Maruichi Steel Tube Ltd.	1,100	27,743

	Shares	Value
Common Stocks (Cont.)
Japan (Cont.)
Mazda Motor Corp. (a)	65,000	$335,771
McDonald’s Holdings Company Ltd. (Japan)	1,600	40,824
MEDIPAL HOLDINGS CORP.	3,300	43,494
MEIJI Holdings Company Ltd.	1,419	91,088
Miraca Holdings Inc.	1,400	65,939
Mitsubishi Chemical Holdings Corp.	33,500	154,601
Mitsubishi Corp.	33,300	637,794
Mitsubishi Electric Corp.	45,000	564,049
Mitsubishi Estate Company Ltd.	29,000	866,062
Mitsubishi Gas Chemical Co. Inc.	9,000	66,148
Mitsubishi Heavy Industries Ltd.	71,000	438,904
Mitsubishi Logistics Corp.	3,000	47,317
Mitsubishi Materials Corp.	28,000	103,162
Mitsubishi Motors Corp. (a)	9,900	106,135
Mitsubishi Tanabe Pharma Corp.	5,500	76,564
Mitsubishi UFJ Financial Group Inc.	302,260	1,991,914
Mitsubishi UFJ Lease & Finance Co. Ltd.	14,200	86,972
Mitsui & Co. Ltd.	41,100	571,755
Mitsui Chemicals Inc.	20,000	48,239
Mitsui Fudosan Co. Ltd.	20,000	718,830
Mitsui OSK Lines Ltd.	25,000	112,525
Mitsui Sumitomo Insurance Group Holdings Inc.	12,200	326,924
Mizuho Financial Group Inc.	546,400	1,182,976
Murata Manufacturing Co. Ltd.	4,800	425,715
Nabtesco Corp.	2,400	55,265
Namco Bandai Holdings Inc.	4,100	90,869
NEC Corp.	64,000	144,032
Nexon Co. Ltd.	2,800	25,844
NGK Insulators Ltd.	7,000	132,808
NGK Spark Plug Co. Ltd.	4,000	94,578
NHK Spring Co. Ltd.	4,100	46,174
Nidec Corp.	2,400	234,736
Nikon Corp.	7,900	150,708
Nintendo Co. Ltd.	2,600	345,893
Nippon Building Fund Inc.	34	197,588
Nippon Electric Glass Co. Ltd.	10,000	52,417
Nippon Express Co. Ltd.	20,000	96,667
Nippon Meat Packers Inc.	4,000	68,597
Nippon Paint Co. Ltd.	4,000	66,432
Nippon Prologis REIT Inc.	6	57,316
Nippon Steel Corp.	179,000	598,310
Nippon Telegraph & Telephone Corp.	9,000	483,712
Nippon Yusen KK	38,000	121,242
Nishi-Nippon City Bank Ltd., The	17,000	45,684
Nissan Motor Co. Ltd.	58,600	491,904
Nisshin Seifun Group Inc.	4,900	50,577
Nissin Foods Holdings Co. Ltd.	1,400	59,026
Nitori Holdings Co. Ltd.	800	75,738
Nitto Denko Corp.	4,000	168,455
NKSJ Holdings Inc.	7,900	219,349
NOK Corp.	2,500	40,832
Nomura Holdings Inc.	86,100	661,427
Nomura Real Estate Holdings Inc.	3,100	69,707

See accompanying notes to financial statements.	73

STATE FARM VARIABLE PRODUCT TRUST INTERNATIONAL EQUITY INDEX FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2013

	Shares	Value
Common Stocks (Cont.)
Japan (Cont.)
Nomura Real Estate Office Fund Inc.	7	$32,504
Nomura Research Institute Ltd.	2,500	78,696
NSK Ltd.	11,000	136,625
NTT Data Corp.	3,200	117,900
NTT DoCoMo Inc.	36,000	589,688
NTT Urban Development Corp.	2,900	33,293
Obayashi Corp.	16,000	91,008
Odakyu Electric Railway Co. Ltd.	15,000	135,457
Oji Paper Co. Ltd.	16,000	81,892
Olympus Corp. (a)	5,600	177,077
Omron Corp.	4,600	202,896
Ono Pharmaceutical Co. Ltd.	2,000	174,912
Oracle Corp. Japan	900	32,860
Oriental Land Co. Ltd.	1,200	172,861
Orix Corp.	29,600	519,145
Osaka Gas Co. Ltd.	46,000	180,401
OTSUKA Corp.	400	50,935
Otsuka Holdings Co. Ltd.	8,600	248,258
Panasonic Corp.	53,100	617,172
Park24 Co. Ltd.	2,000	37,660
Rakuten Inc.	16,800	249,503
Resona Holdings Inc.	43,300	220,386
Ricoh Co. Ltd.	15,000	159,244
RINNAI Corp.	800	62,216
Rohm Co. Ltd.	2,400	116,684
Sankyo Co. Ltd.	1,300	59,871
Sanrio Co. Ltd.	1,100	46,221
Santen Pharmaceutical Co. Ltd.	1,800	83,838
SBI Holdings Inc.	4,345	65,602
Secom Co. Ltd.	5,100	307,036
Sega Sammy Holdings Inc.	4,068	103,409
Sekisui Chemical Co. Ltd.	9,000	110,246
Sekisui House Ltd.	13,000	181,464
Seven & I Holdings Co. Ltd.	17,940	712,081
Seven Bank Ltd.	16,000	62,444
Sharp Corp. (a)	32,000	101,491
Shikoku Electric Power Co. Inc. (a)	4,700	70,292
Shimadzu Corp.	6,000	52,132
Shimamura Co. Ltd.	500	46,814
Shimano Inc.	1,800	154,344
Shimizu Corp.	14,000	70,592
Shin-Etsu Chemical Co. Ltd.	9,600	559,719
Shinsei Bank Ltd.	39,000	95,176
Shionogi & Co. Ltd.	6,700	145,057
Shiseido Co. Ltd.	8,600	138,093
Shizuoka Bank Ltd., The	13,000	138,505
Showa Denko KK	36,000	50,935
Showa Shell Sekiyu KK	4,300	43,608
SMC Corp.	1,200	301,966
Softbank Corp.	22,700	1,983,098
Sojitz Corp.	33,000	58,598
Sony Corp.	23,800	412,675
Sony Financial Holdings Inc.	4,200	76,335
Stanley Electric Co. Ltd.	3,500	80,030
SUMCO Corp.	2,900	25,555
Sumitomo Chemical Co. Ltd.	33,000	129,105

	Shares	Value
Common Stocks (Cont.)
Japan (Cont.)
Sumitomo Corp.	27,100	$339,940
Sumitomo Electric Industries Ltd.	17,400	289,807
Sumitomo Heavy Industries Ltd.	14,000	64,343
Sumitomo Metal Mining Co. Ltd.	13,000	169,984
Sumitomo Mitsui Financial Group Inc.	30,100	1,549,160
Sumitomo Mitsui Trust Holdings Inc.	79,000	415,592
Sumitomo Realty & Development Co. Ltd.	8,000	397,303
Sumitomo Rubber Industries Ltd.	4,300	61,003
Suntory Beverage & Food Ltd.	3,000	95,575
Suruga Bank Ltd.	4,000	71,636
Suzuken Co. Ltd.	1,640	53,026
Suzuki Motor Corp.	8,800	236,316
Sysmex Corp.	1,800	106,144
T&D Holdings Inc.	14,000	195,290
TAIHEIYO CEMENT CORP.	29,000	111,252
Taisei Corp.	21,000	95,319
Taisho Pharmaceutical Holdings Co. Ltd.	600	41,193
Taiyo Nippon Sanso Corp.	5,000	35,514
Takashimaya Co. Ltd.	5,000	49,710
Takeda Pharmaceutical Company Ltd.	18,800	861,362
TDK Corp.	3,100	148,362
Teijin Ltd.	23,000	51,106
Terumo Corp.	3,700	178,131
THK Co. Ltd.	2,900	72,259
Tobu Railway Co. Ltd.	25,000	121,071
Toho Co. Ltd.	2,700	59,302
Toho Gas Co. Ltd.	10,000	48,618
Tohoku Electric Power Co. Inc. (a)	10,800	121,322
Tokio Marine Holdings Inc.	16,400	547,393
Tokyo Electric Power Company Inc. (a)	33,600	164,953
Tokyo Electron Ltd.	4,000	218,783
Tokyo Gas Co. Ltd.	56,000	275,453
Tokyo Tatemono Co. Ltd.	10,000	110,911
Tokyu Corp.	28,000	181,065
Tokyu Fudosan Holdings Corp. (a)	11,900	111,870
TonenGeneral Sekiyu KK	7,000	64,144
Toppan Printing Co. Ltd.	14,000	111,803
Toray Industries Inc.	33,000	228,126
Toshiba Corp.	97,000	407,122
Toto Ltd.	7,000	110,806
Toyo Seikan Kaisha Ltd.	3,800	81,514
Toyo Suisan Kaisha Ltd.	2,000	60,013
Toyoda Gosei Co. Ltd.	1,600	37,178
Toyota Boshoku Corp.	1,700	21,196
Toyota Industries Corp.	3,700	166,713
Toyota Motor Corp.	65,500	3,993,068
Toyota Tsusho Corp.	5,200	128,531
Trend Micro Inc. (a)	2,300	80,372
Tsumura & Co.	1,500	39,711
UBE Industries Ltd.	25,000	53,414
Unicharm Corp.	2,700	153,832
United Urban Investment Corp.	56	80,456
USS Co. Ltd.	5,200	71,302

74	See accompanying notes to financial statements.

STATE FARM VARIABLE PRODUCT TRUST INTERNATIONAL EQUITY INDEX FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2013

	Shares	Value
Common Stocks (Cont.)
Japan (Cont.)
West Japan Railway Co.	3,800	$164,543
Yahoo Japan Corp.	34,800	193,315
Yakult Honsha Co. Ltd.	2,000	100,845
Yamada Denki Co. Ltd.	21,500	70,231
Yamaguchi Financial Group Inc.	5,000	46,244
Yamaha Corp.	4,200	66,563
Yamaha Motor Co. Ltd.	6,700	100,331
Yamato Holdings Co. Ltd.	8,500	171,598
Yamato Kogyo Co. Ltd.	900	28,715
Yamazaki Baking Co. Ltd.	3,000	30,738
Yaskawa Electric Corp.	5,000	78,957
Yokogawa Electric Corp.	4,800	73,611
Yokohama Rubber Company Ltd., The	5,000	49,046

		65,606,189

Netherlands (3.02%)
Aegon NV	41,827	394,847
Akzo Nobel NV	5,732	444,270
ArcelorMittal	23,318	416,059
ASML Holding NV	8,432	789,257
Corio NV	1,512	67,758
Delta Lloyd NV	4,618	114,608
Fugro NV	1,643	97,904
Gemalto NV	1,938	213,315
Heineken Holding NV	2,373	150,120
Heineken NV	5,577	376,555
ING Groep NV (a)	90,658	1,259,653
Koninklijke Ahold NV	24,046	431,695
Koninklijke Boskalis Westminster NV CVA	1,782	94,150
Koninklijke DSM NV	3,712	291,893
Koninklijke KPN NV (a)	75,851	244,488
Koninklijke Philips NV	23,128	847,769
Koninklijke Vopak NV	1,674	97,920
OCI NV (a)	2,177	98,038
Randstad Holding NV	2,870	186,160
Reed Elsevier NV	16,529	350,180
TNT Express NV	8,109	75,278
Unibail-Rodamco SE	2,286	585,728
Unilever NV CVA	38,808	1,562,938
Wolters Kluwer - CVA	7,321	208,933
Ziggo NV	3,596	164,241

		9,563,757

New Zealand (0.11%)
Auckland International Airport Ltd.	22,590	65,580
Contact Energy Ltd.	9,092	38,358
Fletcher Building Ltd.	16,252	113,742
Ryman Healthcare Ltd.	7,561	48,813
Telecom Corp. of New Zealand Ltd.	39,201	74,311

		340,804

Norway (0.80%)
Aker Solutions ASA	3,887	69,471
DnB NOR ASA	23,170	414,480

	Shares	Value
Common Stocks (Cont.)
Norway (Cont.)
Gjensidige Forsikring ASA	5,047	$96,275
Norsk Hydro ASA	30,366	135,526
Orkla ASA	17,246	134,549
Seadrill Ltd.	9,046	369,279
Statoil ASA	26,580	644,199
Subsea 7 SA	6,017	115,175
Telenor ASA	15,963	380,566
Yara International ASA	4,183	180,001

		2,539,521

Portugal (0.18%)
Banco Espirito Santo SA Reg. (a)	45,190	64,593
Energias de Portugal SA	48,117	176,739
Galp Energia SGPS SA B Shares	8,028	131,591
Jeronimo Martins SGPS SA	6,268	122,574
Portugal Telecom SGPS SA	16,229	70,551

		566,048

Singapore (1.47%)
Ascendas Real Estate
Investment Trust	47,000	81,936
CapitaCommercial Trust	43,000	49,408
Capitaland Ltd.	62,692	150,526
Capitamall Trust	58,000	87,555
CapitaMalls Asia Ltd.	34,000	52,807
City Developments Ltd.	10,031	76,309
Comfortdelgro Corp. Ltd.	47,000	74,860
DBS Group Holdings Ltd.	40,667	551,056
Genting Singapore PLC	150,400	178,175
Global Logistic Properties Ltd.	75,000	171,758
Golden Agri-Resources Ltd.	166,702	71,994
Hutchison Port Holdings Trust	130,000	87,750
Jardine Cycle & Carriage Ltd.	3,015	85,890
Keppel Corp. Ltd.	33,202	294,410
Keppel Land Ltd.	18,000	47,641
Noble Group Ltd.	108,654	92,127
Olam International Ltd.	29,900	36,370
Oversea-Chinese Banking Corporation Ltd.	61,000	493,046
Sembcorp Industries Ltd.	21,200	92,229
Sembcorp Marine Ltd.	21,200	74,757
Singapore Airlines Ltd.	13,000	107,239
Singapore Exchange Ltd.	21,000	120,813
Singapore Press Holdings Ltd.	39,030	127,425
Singapore Technologies Engineering Ltd.	36,381	114,164
Singapore Telecommunications Ltd.	189,150	548,587
StarHub Ltd.	15,000	50,993
United Overseas Bank Ltd.	30,616	515,301
UOL Group Ltd.	10,461	51,312
Wilmar International Ltd.	48,000	130,084
Yangzijiang Shipbuilding Holdings Ltd.	48,000	45,073

		4,661,595

See accompanying notes to financial statements.	75

STATE FARM VARIABLE PRODUCT TRUST INTERNATIONAL EQUITY INDEX FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2013

	Shares	Value
Common Stocks (Cont.)
Spain (3.34%)
Abertis Infraestructuras SA	9,074	$201,601
ACS Actividades de Construccion y Servicios SA	3,282	112,966
Amadeus IT Holding SA A Shares	9,175	392,609
Banco Bilbao Vizcaya Argentaria SA	136,874	1,684,886
Banco de Sabadell SA	80,096	208,916
Banco Popular Espanol SA (a)	30,575	184,442
Banco Santander SA	274,213	2,454,289
Bankia SA (a)	98,385	167,020
CaixaBank SA	39,654	206,643
Distribuidora Internacional de Alimentacion SA	14,395	128,721
Enagas SA	4,514	117,957
Ferrovial SA	9,878	191,132
Gas Natural SDG SA	8,551	219,921
Grifols SA	3,546	169,592
Iberdrola SA	111,217	709,160
Industria de Diseno Textil SA	5,190	855,358
International Consolidated Airlines Group SA (a)	20,436	136,043
Mapfre SA	23,891	102,314
Red Electrica Corporacion SA	2,447	163,267
Repsol SA	19,935	502,418
Repsol SA Rights (a)	19,935	13,603
Telefonica SA	97,519	1,587,746
Zardoya Otis SA	4,040	73,085

		10,583,689

Sweden (3.23%)
Alfa Laval AB	7,335	188,166
Assa Abloy AB Class B	7,797	411,922
Atlas Copco AB Class A	15,710	435,503
Atlas Copco AB Class B	9,356	237,397
Boliden AB	6,896	105,555
Electrolux AB Series B	5,897	154,488
Elekta AB B Shares	9,032	138,109
Getinge AB B Shares	4,571	156,350
Hennes & Mauritz AB (H&M) B Shares	22,411	1,032,073
Hexagon AB B Shares	5,817	183,866
Husqvarna AB B Shares	10,537	63,433
Industrivarden AB C Shares	2,968	56,436
Investment AB Kinnevik B Shares	5,361	248,302
Investor AB B Shares	10,602	364,782
Lundin Petroleum AB (a)	5,481	106,862
Millicom International Cellular SA SDR	1,498	149,175
Nordea Bank AB	71,526	963,600
Sandvik AB	25,693	362,315
Scania AB Class B	7,558	147,944
Securitas AB Class B	7,894	83,888
Skandinaviska Enskilda Banken AB Class A	36,595	482,483
Skanska AB Class B	9,310	190,199
SKF AB B Shares	9,423	247,154
Svenska Cellulosa AB Class B	14,105	434,213
Svenska Handelsbanken AB A Shares	11,968	587,994
Swedbank AB - A Shares	21,799	613,450

	Shares	Value
Common Stocks (Cont.)
Sweden (Cont.)
Swedish Match AB	4,943	$158,853
Tele2 AB B Shares	8,000	90,612
Telefonaktiebolaget LM Ericsson B Shares	72,800	888,516
TeliaSonera AB	57,372	477,665
Volvo AB B Shares	35,646	468,031

		10,229,336

Switzerland (8.84%)
ABB Ltd. Reg.	52,345	1,377,793
Actelion Ltd. Reg.	2,458	207,623
Adecco SA Reg.	3,202	253,418
Aryzta AG	2,151	164,933
Baloise Holding AG Reg.	1,180	150,270
Barry Callebaut AG Reg.	44	55,145
Compagnie Financiere Richemont SA Reg.	12,396	1,233,972
Credit Suisse Group AG Reg.	35,520	1,085,848
Ems-Chemie Holding AG Reg	173	61,478
Geberit AG Reg.	886	268,665
Givaudan SA Reg.	193	275,637
Holcim Ltd. Reg.	5,340	399,580
Julius Baer Group Ltd.	5,450	261,732
Kuehne & Nagel International AG Reg.	1,281	168,158
Lindt & Spruengli AG	22	99,167
Lindt & Spruengli AG Reg.	2	107,841
Lonza Group AG Reg.	1,300	123,289
Nestle SA Reg.	77,462	5,670,387
Novartis AG	54,584	4,356,685
Pargesa Holding SA	681	54,889
Partners Group Holding AG	391	104,275
Roche Holding AG	16,672	4,657,432
Schindler Holding AG	1,047	154,107
Schindler Holding AG Reg.	543	80,106
SGS SA Reg	128	294,441
Sika AG	48	170,627
Sonova Holding AG Reg.	1,202	161,695
Sulzer AG Reg.	564	90,981
Swatch Group AG Reg., The	1,093	123,017
Swatch Group AG, The	743	491,002
Swiss Life Holding AG Reg.	777	161,314
Swiss Prime Site AG Reg.	1,325	102,563
Swiss Re AG	8,336	766,738
Swisscom AG	544	287,170
Syngenta AG Reg.	2,221	884,367
Transocean Ltd.	8,641	420,789
UBS AG Reg.	86,686	1,644,221
Zurich Insurance Group AG	3,534	1,024,089

		27,995,444

United Kingdom (21.75%)
3i Group PLC	21,674	138,217
Aberdeen Asset Management PLC	23,183	191,949
Admiral Group PLC	4,312	93,540
Aggreko PLC	6,561	185,678

76	See accompanying notes to financial statements.

STATE FARM VARIABLE PRODUCT TRUST INTERNATIONAL EQUITY INDEX FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2013

	Shares	Value
Common Stocks (Cont.)
United Kingdom (Cont.)
AMEC PLC	6,691	$120,550
Anglo American PLC	33,176	725,179
Antofagasta PLC	9,805	133,789
ARM Holdings PLC	33,306	606,132
Associated British Foods PLC	8,228	333,135
AstraZeneca PLC	29,699	1,757,941
Aviva PLC	69,026	514,023
Babcock International Group PLC	8,948	200,776
BAE Systems PLC	76,424	550,511
Barclays PLC Sponsored ADR	363,096	1,635,150
BG Group PLC	80,893	1,738,063
BHP Billiton PLC	49,995	1,547,330
BP PLC	455,278	3,679,495
British American Tobacco PLC	45,164	2,421,678
British Land Co. PLC	22,701	236,452
British Sky Broadcasting Group PLC	24,836	347,113
BT Group PLC	186,523	1,171,863
Bunzl PLC	7,962	191,178
Burberry Group PLC	10,307	258,749
Capita PLC	15,708	270,001
Carnival PLC	4,528	187,529
Centrica PLC	120,858	695,869
Cobham PLC	24,122	109,649
Compass Group PLC	42,773	685,634
Croda International PLC	3,321	135,120
Diageo PLC	59,584	1,973,362
Direct Line Insurance Group PLC	24,932	103,050
easyJet PLC	3,869	98,410
Experian PLC	24,035	443,380
Fresnillo PLC	4,520	55,800
G4S PLC	35,279	153,353
GKN PLC	38,488	237,920
GlaxoSmithKline PLC	116,259	3,102,445
Glencore Xstrata PLC	250,454	1,296,890
Hammerson PLC	17,233	143,256
Hargreaves Lansdown PLC	5,175	116,032
HSBC Holdings PLC	445,043	4,881,682
ICAP PLC	13,524	101,136
IMI PLC	7,304	184,450
Imperial Tobacco Group PLC	22,984	889,851
Inmarsat PLC	11,000	137,709
InterContinental Hotels Group PLC	6,275	209,173
Intertek Group PLC	3,712	193,504
Intu Properties PLC	16,885	86,650
Invensys PLC	14,661	123,453
Investec PLC	12,634	91,551
ITV PLC	85,662	275,193
J Sainsbury PLC	27,963	169,014
Johnson Matthey PLC	4,699	255,227
Kingfisher PLC	55,539	353,808
Land Securities Group PLC	18,231	290,877
Legal & General Group PLC	139,836	515,687
Lloyds Banking Group PLC (a)	1,179,759	1,541,017
London Stock Exchange Group PLC	4,159	119,353
Marks & Spencer Group PLC	39,238	281,087
Meggitt PLC	19,120	167,016

	Shares	Value
Common Stocks (Cont.)
United Kingdom (Cont.)
Melrose Industries PLC	29,574	$149,711
National Grid PLC	88,229	1,151,290
Next PLC	3,780	341,142
Old Mutual PLC	115,447	361,511
Pearson PLC	19,318	428,981
Persimmon PLC	7,338	150,555
Petrofac Ltd.	6,369	129,092
Prudential PLC	60,563	1,343,877
Randgold Resources Ltd.	2,133	133,868
Reckitt Benckiser Group PLC	15,322	1,216,102
Reed Elsevier PLC	28,440	423,386
Resolution Ltd.	34,700	203,414
Rexam PLC	18,074	158,777
Rio Tinto PLC	30,177	1,703,782
Rolls-Royce Holdings PLC	44,829	946,491
Royal Bank of Scotland Group PLC (a)	50,928	285,134
Royal Dutch Shell PLC Class A	90,444	3,239,541
Royal Dutch Shell PLC Class B	59,636	2,251,596
RSA Insurance Group PLC	86,965	131,625
SABMiller PLC	22,721	1,166,746
Sage Group PLC, The	26,038	174,066
Schroders PLC	2,400	103,252
SEGRO PLC	17,831	98,621
Serco Group PLC	11,902	98,388
Severn Trent PLC	5,910	166,863
Shire PLC	13,150	621,044
Smith & Nephew PLC	21,857	311,631
Smiths Group PLC	9,113	223,342
SSE PLC	22,826	517,842
Standard Chartered PLC	57,410	1,292,926
Standard Life PLC	57,413	341,883
Tate & Lyle PLC	11,504	154,115
Tesco PLC	192,383	1,065,161
Travis Perkins PLC	5,932	183,888
Tui Travel PLC	9,376	64,139
Tullow Oil PLC	21,305	301,644
Unilever PLC	30,402	1,249,543
United Utilities Group PLC	15,647	173,990
Vodafone Group PLC	1,149,712	4,512,161
Weir Group PLC, The	4,892	172,711
Whitbread PLC	4,390	272,683
William Hill PLC	20,900	139,095
William Morrison Supermarkets PLC	53,178	229,837
Wolseley PLC	6,242	354,023
WPP PLC	31,371	716,894

		68,909,992

See accompanying notes to financial statements.	77

STATE FARM VARIABLE PRODUCT TRUST INTERNATIONAL EQUITY INDEX FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2013

	Shares	Value
Common Stocks (Cont.)
United States (0.04%)
Coca-Cola HBC AG Sponsored ADR	4,506	$131,458

		131,458

Total Common Stocks
(cost $253,103,375)		311,912,922

Preferred Stocks (0.64%)
Germany (0.64%)
Bayerische Moteren Werke (BMW) AG PFD	1,238	105,746
Fuchs Petrolub SE PFD	867	84,733
Henkel AG & Co. KGaA PFD	4,174	484,122
Porsche Automobil Holding SE PFD	3,588	373,458
Volkswagen AG PFD	3,458	971,176

		2,019,235

Total Preferred Stocks
(cost $682,148)		2,019,235

Short-term Investments (0.09%)
State Street Institutional U.S. Government Money Market Fund	285,254	285,254

Total Short-term Investments
(cost $285,254)		285,254

TOTAL INVESTMENTS (99.19%)
(cost $254,070,777)		314,217,411
CASH (c) AND OTHER ASSETS, NET OF LIABILITIES (0.81%)		2,580,250

NET ASSETS (100.00%)		$316,797,661

(a)	Non-income producing security.

(b)	In accordance with the Trust’s valuation procedures, State Farm Investment Management Corp. (“SFIMC”) determined the fair value for the security considering the facts and circumstances related to the particular security.

(c)	At December 31, 2013, cash in the amount of $154,658 has been pledged to cover, in whole or in part, initial margin requirements for open futures contracts.

SDR - Swedish Depositary Receipt

ADR - American Depositary Receipt

INTERNATIONAL EQUITY INDEX FUND FOREIGN CURRENCY DENOMINATIONS

Currency	Value	%
Euro	$96,193,486	30.61
British Pound	68,909,992	21.93
Japanese Yen	65,606,189	20.88
Swiss Franc	27,995,444	8.91
Australian Dollar	23,329,815	7.42
Swedish Krona	10,229,336	3.26
Hong Kong Dollar	8,931,357	2.84
Singapore Dollar	4,573,845	1.46
Danish Krone	3,669,388	1.17
Norwegian Krone	2,539,521	0.81
Israeli Shekel	1,393,772	0.44
United States Dollar	504,462	0.16
New Zealand Dollar	340,804	0.11

Total Investments	$314,217,411	100.00%

INTERNATIONAL EQUITY INDEX FUND SECTOR CLASSIFICATIONS

Sector	Value	%
Financials	$80,439,094	25.39
Industrials	40,461,564	12.77
Consumer Discretionary	37,460,073	11.83
Consumer Staples	34,376,316	10.85
Health Care	31,521,060	9.95
Materials	23,763,422	7.50
Energy	22,883,289	7.22
Telecommunication Services	17,833,488	5.63
Information Technology	14,177,957	4.48
Utilities	11,015,894	3.48

Total Stocks	313,932,157	99.10
Short-term Investments	285,254	0.09
Cash and Other Assets, Net of Liabilities	2,580,250	0.81

Net Assets	$316,797,661	100.00%

78	See accompanying notes to financial statements.

STATE FARM VARIABLE PRODUCT TRUST INTERNATIONAL EQUITY INDEX FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2013

OPEN FUTURES CONTRACTS

Description	Contracts Purchased	Expiration	Notional Value	Market Value	Unrealized Gain (Loss)
ASX SPI 200 Index	3	March 2014	$340,191	$356,832	$16,641
Euro Stoxx 50 Index	17	March 2014	692,778	728,054	35,276
FTSE 100 Index	8	March 2014	854,136	887,418	33,282
Nikkei 225 Index	9	March 2014	668,546	695,947	27,401

Total					$112,600

See accompanying notes to financial statements.	79

STATE FARM VARIABLE PRODUCT TRUST STOCK AND BOND BALANCED FUND

SCHEDULE OF INVESTMENTS

December 31, 2013

	Shares	Value
Registered Investment Companies (99.57%)
State Farm Variable Product Trust Bond Fund (a)	3,368,127	$35,095,884
State Farm Variable Product Trust Large Cap Equity Index Fund (a)	3,077,188	54,927,802

Total Registered Investment Companies
(cost $ 71,331,393)		90,023,686

TOTAL INVESTMENTS (99.57%)
(cost $ 71,331,393)		90,023,686
CASH AND OTHER ASSETS, NET OF LIABILITIES (0.43%)		390,417

NET ASSETS (100.00%)		$90,414,103

(a)	The Stock and Bond Balanced Fund’s investment adviser is an affiliate of the issuer.

80	See accompanying notes to financial statements.

STATE FARM VARIABLE PRODUCT TRUST BOND FUND

SCHEDULE OF INVESTMENTS

December 31, 2013

	Principal amount	Value
Corporate Bonds (65.74%)
Aerospace/Defense (0.83%)
Northrop Grumman Corp.
3.250%, 08/01/2023	$1,500,000	$1,399,132

Agriculture, Foods, & Beverage (6.10%)
Coca-Cola Co., The
1.800%, 09/01/2016	500,000	512,010
Hershey Co.
5.450%, 09/01/2016	500,000	558,074
General Mills Inc.
5.700%, 02/15/2017	1,000,000	1,121,350
Coca-Cola Co., The
5.350%, 11/15/2017	2,000,000	2,277,170
Pepsico Inc.
5.000%, 06/01/2018	1,000,000	1,121,723
Campbell Soup Co.
4.250%, 04/15/2021	1,000,000	1,018,411
Kellogg Co.
3.125%, 05/17/2022	1,000,000	948,106
Sysco Corp.
2.600%, 06/12/2022	1,000,000	911,589
Kellogg Co.
2.750%, 03/01/2023	1,000,000	902,314
Pepsico Inc.
2.750%, 03/01/2023	1,000,000	925,562

		10,296,309

Banks (2.23%)
Mellon Funding Corp.
5.200%, 05/15/2014	500,000	508,752
US Bank NA
4.950%, 10/30/2014	500,000	519,022
Fifth Third Bank
4.750%, 02/01/2015	500,000	520,797
Wachovia Bank NA
5.600%, 03/15/2016	500,000	547,564
Wells Fargo Bank NA
5.750%, 05/16/2016	500,000	552,678
Bank of America NA
6.000%, 06/15/2016	500,000	550,682
Wachovia Corp.
5.750%, 06/15/2017	500,000	570,348

		3,769,843

Building Materials & Construction (0.66%)
CRH America Inc.
6.000%, 09/30/2016	1,000,000	1,117,122
Chemicals (3.80%)
Praxair Inc.
5.375%, 11/01/2016	1,000,000	1,115,291
Rohm & Haas Co.
6.000%, 09/15/2017	500,000	567,215
E.I. du Pont de Nemours and Co.
6.000%, 07/15/2018	500,000	580,466
Praxair Inc.
2.450%, 02/15/2022	1,000,000	919,276

	Principal amount	Value
Corporate Bonds (Cont.)
Chemicals (Cont.)
PPG Industries Inc.
2.700%, 08/15/2022	$500,000	$456,236
Dow Chemical Co., The
3.000%, 11/15/2022	1,000,000	932,640
E.I. du Pont de Nemours and Co.
2.800%, 02/15/2023	1,000,000	915,843
Praxair Inc.
2.700%, 02/21/2023	500,000	461,324
International Flavors & Fragrances Inc.
3.200%, 05/01/2023	500,000	461,510

		6,409,801

Commercial Service/Supply (1.22%)
Pitney Bowes Inc.
5.750%, 09/15/2017	1,000,000	1,101,989
Cintas Corp. No. 2
3.250%, 06/01/2022	1,000,000	953,348

		2,055,337

Computers (0.68%)
International Business
Machines Corp.
5.700%, 09/14/2017	1,000,000	1,148,298

Consumer & Marketing (2.80%)
Procter & Gamble Co., The
4.950%, 08/15/2014	1,000,000	1,028,410
Estee Lauder Co. Inc.
5.550%, 05/15/2017	1,000,000	1,110,302
Kimberly-Clark Corp.
6.125%, 08/01/2017	500,000	576,737
Unilever Capital Corp.
4.250%, 02/10/2021	1,000,000	1,072,407
Procter & Gamble Co., The
2.300%, 02/06/2022	1,000,000	937,243

		4,725,099

Electronic/Electrical Manufacturing (0.88%)
Emerson Electric Co.
5.125%, 12/01/2016	500,000	552,420
2.625%, 02/15/2023	1,000,000	933,992

		1,486,412

Financial Services (3.42%)
JPMorgan Chase & Co.
5.375%, 01/15/2014	500,000	500,804
General Electric Capital Corp.
4.875%, 03/04/2015	500,000	525,207
5.375%, 10/20/2016	500,000	557,032
5.400%, 02/15/2017	500,000	556,462
Simon Property Group Inc.
6.125%, 05/30/2018	1,000,000	1,157,814
JPMorgan Chase & Co.
4.350%, 08/15/2021	1,000,000	1,053,920

See accompanying notes to financial statements.	81

STATE FARM VARIABLE PRODUCT TRUST BOND FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2013

(Unaudited)

	Principal amount	Value
Corporate Bonds (Cont.)
Financial Services (Cont.)
General Electric Capital Corp.
3.100%, 01/09/2023	$1,000,000	$948,758
JPMorgan Chase & Co.
3.200%, 01/25/2023	500,000	474,013

		5,774,010

Health Care (8.65%)
AstraZeneca PLC
5.400%, 06/01/2014	1,000,000	1,020,931
Merck & Co. Inc.
4.750%, 03/01/2015	500,000	524,785
Baxter International Inc.
5.900%, 09/01/2016	500,000	563,403
Eli Lilly & Co.
5.200%, 03/15/2017	1,000,000	1,116,619
Wyeth
5.450%, 04/01/2017	500,000	561,522
Amgen Inc.
5.850%, 06/01/2017	500,000	567,299
Johnson & Johnson
5.550%, 08/15/2017	500,000	570,712
AstraZeneca PLC
5.900%, 09/15/2017	500,000	571,733
Schering-Plough Corp.
6.000%, 09/15/2017	500,000	578,013
Bristol-Myers Squibb Co.
5.450%, 05/01/2018	500,000	572,363
GlaxoSmithKline Capital Inc.
5.650%, 05/15/2018	1,000,000	1,151,140
Medtronic Inc.
4.125%, 03/15/2021	1,000,000	1,045,541
Sanofi-Aventis
4.000%, 03/29/2021	1,000,000	1,047,613
GlaxoSmithKline Capital Inc.
2.800%, 03/18/2023	1,000,000	926,143
Medtronic Inc.
2.750%, 04/01/2023	1,000,000	924,990
Baxter International Inc.
3.200%, 06/15/2023	2,000,000	1,910,698
Pfizer Inc.
3.000%, 06/15/2023	1,000,000	939,571

		14,593,076

Machinery & Manufacturing (5.46%)
Caterpillar Inc.
5.700%, 08/15/2016	500,000	557,446
Eaton Corp.
5.300%, 03/15/2017	1,000,000	1,113,749
Honeywell International Inc.
5.300%, 03/15/2017	500,000	556,874
John Deere Capital Corp.
5.500%, 04/13/2017	500,000	560,037
Cooper U.S. Inc.
6.100%, 07/01/2017	1,000,000	1,141,856

	Principal amount	Value
Corporate Bonds (Cont.)
Machinery & Manufacturing (Cont.)
Caterpillar Financial Services Corp.
5.850%, 09/01/2017	$500,000	$569,970
Thermo Fisher Scientific Inc.
2.400%, 02/01/2019	500,000	495,346
Caterpillar Financial Services Corp.
2.850%, 06/01/2022	1,000,000	951,165
Deere & Co.
2.600%, 06/08/2022	1,000,000	935,066
Covidien International
3.200%, 06/15/2022	1,000,000	964,286
3M Co.
2.000%, 06/26/2022	500,000	456,245
Caterpillar Financial Services Corp.
2.625%, 03/01/2023	1,000,000	908,638

		9,210,678

Media & Broadcasting (1.23%)
Walt Disney Co., The
5.625%, 09/15/2016	1,000,000	1,122,756
Comcast Corp.
3.125%, 07/15/2022	1,000,000	954,302

		2,077,058

Mining & Metals (2.19%)
Alcan Inc.
5.000%, 06/01/2015	500,000	528,358
Alcoa Inc.
5.550%, 02/01/2017	1,000,000	1,076,360
BHP Billiton Finance USA Ltd.
5.400%, 03/29/2017	500,000	559,979
Rio Tinto Finance USA Ltd.
6.500%, 07/15/2018	500,000	590,238
Rio Tinto Finance USA Ltd. PLC
3.500%, 03/22/2022	500,000	490,661
Barrick Gold Corp.
3.850%, 04/01/2022	500,000	450,315

		3,695,911

Oil & Gas (3.80%)
ConocoPhillips Canada
5.625%, 10/15/2016	500,000	559,433
Apache Corp.
5.625%, 01/15/2017	500,000	561,947
Shell International Finance
5.200%, 03/22/2017	500,000	558,532
Canadian National Resources
5.700%, 05/15/2017	500,000	561,909
Weatherford International Inc.
6.350%, 06/15/2017	500,000	565,257
EOG Resources Inc.
5.875%, 09/15/2017	500,000	571,903
Husky Energy Inc.
6.200%, 09/15/2017	500,000	569,985

82	See accompanying notes to financial statements.

STATE FARM VARIABLE PRODUCT TRUST BOND FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2013

	Principal amount	Value
Corporate Bonds (Cont.)
Oil & Gas (Cont.)
ConocoPhillips
5.200%, 05/15/2018	$500,000	$564,201
Apache Corp.
3.250%, 04/15/2022	1,000,000	985,254
Shell International Finance
2.375%, 08/21/2022	500,000	457,834
EOG Resources Inc.
2.625%, 03/15/2023	500,000	454,884

		6,411,139

Retailers (6.03%)
Lowe’s Companies Inc.
5.000%, 10/15/2015	1,000,000	1,076,922
Target Corp.
5.875%, 07/15/2016	1,000,000	1,125,282
Lowe’s Companies Inc.
5.400%, 10/15/2016	500,000	560,020
McDonald’s Corp.
5.300%, 03/15/2017	1,000,000	1,117,069
Wal-Mart Stores Inc.
5.375%, 04/05/2017	1,000,000	1,124,479
Target Corp.
5.375%, 05/01/2017	500,000	562,026
CVS Caremark Corp.
5.750%, 06/01/2017	500,000	567,056
Wal-Mart Stores Inc.
5.800%, 02/15/2018	500,000	577,796
CVS Caremark Corp.
2.250%, 12/05/2018	1,000,000	999,708
Home Depot Inc.
4.400%, 04/01/2021	1,000,000	1,079,974
Walgreen Co.
3.100%, 09/15/2022	500,000	468,744
Home Depot Inc.
2.700%, 04/01/2023	1,000,000	921,850

		10,180,926

Telecom & Telecom Equipment (2.44%)
BellSouth Corp.
5.200%, 09/15/2014	1,000,000	1,032,614
Verizon Communications Inc.
5.500%, 04/01/2017	1,000,000	1,127,333
AT&T Inc.
4.450%, 05/15/2021	1,000,000	1,052,830
Vodafone Group PLC
2.950%, 02/19/2023	1,000,000	912,010

		4,124,787

Transportation (1.41%)
Burlington North Santa Fe
3.000%, 03/15/2023	1,500,000	1,396,892

	Principal amount	Value
Corporate Bonds (Cont.)
Transportation (Cont.)
Norfolk Southern Corp.
3.850%, 01/15/2024	$1,000,000	$982,259

		2,379,151

Utilities & Energy (11.91%)
Union Electric Co.
5.500%, 05/15/2014	1,000,000	1,018,238
Carolina Power & Light
5.250%, 12/15/2015	1,000,000	1,089,317
Ohio Power Co.
6.000%, 06/01/2016	1,000,000	1,107,047
Commonwealth Edison Co.
5.950%, 08/15/2016	500,000	559,004
Baltimore Gas & Electric Co.
5.900%, 10/01/2016	500,000	560,150
Consolidated Edison Co. NY
5.300%, 12/01/2016	1,000,000	1,118,634
Georgia Power Co.
5.700%, 06/01/2017	1,000,000	1,127,175
Jersey Central Power & Light
5.650%, 06/01/2017	1,000,000	1,102,837
Atmos Energy Corp.
6.350%, 06/15/2017	500,000	565,434
Kansas City Power & Light Co.
5.850%, 06/15/2017	1,000,000	1,103,569
Union Electric Co.
6.400%, 06/15/2017	500,000	573,232
MidAmerican Energy Co.
5.950%, 07/15/2017	500,000	573,754
Commonwealth Edison Co.
6.150%, 09/15/2017	500,000	577,770
Florida Power Corp.
5.800%, 09/15/2017	500,000	568,644
Virginia Electric & Power Co.
5.950%, 09/15/2017	500,000	576,535
Public Service Electric and Gas Co.
5.300%, 05/01/2018	500,000	565,046
Florida Power Corp.
5.650%, 06/15/2018	500,000	573,054
Pacificorp
5.650%, 07/15/2018	500,000	574,359
Appalachian Power Co.
4.600%, 03/30/2021	500,000	536,353
Southern California Edison Co.
3.875%, 06/01/2021	1,000,000	1,050,554
Baltimore Gas & Electric Co.
2.800%, 08/15/2022	500,000	465,437
Northern States Power Co.
2.150%, 08/15/2022	500,000	449,953
Pacific Gas & Electric
2.450%, 08/15/2022	1,000,000	897,745

See accompanying notes to financial statements.	83

STATE FARM VARIABLE PRODUCT TRUST BOND FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2013

	Principal amount	Value
Corporate Bonds (Cont.)
Utilities & Energy (Cont.)
Indiana Michigan Power Co.
3.200%, 03/15/2023	$1,000,000	$934,795
Kansas City Power & Light Co.
3.150%, 03/15/2023	1,000,000	927,342
Public Service Company of Colorado
2.500%, 03/15/2023	1,000,000	910,364

		20,106,342

Total Corporate Bonds
(cost $106,304,953)		110,960,431

U.S. Treasury Obligations (27.64%)
U.S. Treasury Notes
4.250%, 08/15/2015	10,000,000	10,638,670
3.250%, 03/31/2017	8,000,000	8,597,504
3.500%, 02/15/2018	10,000,000	10,856,250
2.750%, 02/15/2019	7,500,000	7,858,590
3.625%, 02/15/2020	8,000,000	8,707,504

Total U.S. Treasury Obligations
(cost $44,742,778)		46,658,518

	Shares	Value
Short-term Investments (5.65%)
JPMorgan U.S. Government Money Market Fund	9,540,926	$9,540,926

Total Short-term Investments
(cost $9,540,926)		9,540,926

TOTAL INVESTMENTS (99.03%)
(cost $160,588,657)		167,159,875
OTHER ASSETS, NET OF LIABILITIES (0.97%)		1,641,457

NET ASSETS (100.00%)		$168,801,332

84	See accompanying notes to financial statements.

STATE FARM VARIABLE PRODUCT TRUST MONEY MARKET FUND

SCHEDULE OF INVESTMENTS

December 31, 2013

	Principal amount	Value
Short-term Investments (100.03%)
Agriculture, Foods, & Beverage (6.54%)
Coca-Cola Co. (a)
0.070%, 01/08/2014	$1,350,000	$1,349,982
Nestle Finance International Ltd.
0.090%, 03/24/2014	1,000,000	999,795

		2,349,777

Automotive (15.17%)
American Honda Finance Corp.
0.090%, 02/19/2014	1,850,000	1,849,773
PACCAR Financial Corp.
0.100%, 01/30/2014	1,800,000	1,799,855
Toyota Motor Credit Corp.
0.090%, 01/13/2014	1,800,000	1,799,946

		5,449,574

Financial Services (9.05%)
General Electric Capital Corp.
0.080%, 01/28/2014	1,700,000	1,699,898
Wells Fargo & Co.
0.140%, 02/10/2014	1,550,000	1,549,759

		3,249,657

Government Agency Securities (b) (39.26%)
Federal Home Loan Bank
0.060%, 01/02/2014	1,557,000	1,556,997
0.035%, 01/10/2014	2,400,000	2,399,979
0.030%, 01/15/2014	1,100,000	1,099,987
0.040%, 01/22/2014	1,500,000	1,499,967
0.035%, 01/22/2014	850,000	849,981
0.050%, 02/18/2014	3,700,000	3,699,753
0.090%, 03/14/2014	3,000,000	2,999,460

		14,106,124

Media & Broadcasting (5.00%)
Walt Disney Co., The (a)
0.100%, 03/27/2014	1,797,000	1,796,576

Oil & Gas (5.00%)
Chevron Corp. (a)
0.070%, 02/25/2014	1,797,000	1,796,808

	Shares	Value
Short-term Investments (Cont.)
Registered Investment Companies (6.09%)
JPMorgan U.S. Government Money
Market Fund	2,188,139	$2,188,139

	Principal amount	Value
U.S. Government Obligations (13.92%)
U.S. Treasury Bill
0.013%, 01/30/2014	$3,000,000	$2,999,969
0.020%, 02/20/2014	1,000,000	999,972
0.037%, 02/27/2014	1,000,000	999,942

		4,999,883

Total Short-term Investments
(cost $ 35,936,538)		35,936,538

TOTAL INVESTMENTS (100.03%)
(cost $ 35,936,538)		35,936,538
LIABILITIES, NET OF OTHER ASSETS (-0.03%)		(10,019)

NET ASSETS (100.00%)		$35,926,519

(a)	Securities exempt from registration under Section 4(2) of the Securities Act of 1933. These securities are purchased as part of the normal course of business, valued at amortized cost and may be resold in transactions exempt from registration, normally to qualified institutional buyers. These securities have been determined to be liquid.

(b)	The obligations of these U.S. Government-sponsored entities are neither issued nor guaranteed by the United States Treasury. On September 7, 2008, the Federal Housing Finance Agency placed the Federal National Mortgage Association (“Fannie Mae”) and the Federal Home Loan Mortgage Corp. (“Freddie Mac”) into conservatorship. The United States Treasury has put in place a set of financing agreements to help ensure that these entities continue to meet their obligations to holders of bonds they have issued or guaranteed.

See accompanying notes to financial statements.	85

STATE FARM VARIABLE PRODUCT TRUST

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2013

	Large Cap Equity Fund	Small/Mid Cap Equity Fund	International Equity Fund
Assets
Investments in securities at identified cost	$42,482,607	50,481,347	37,856,774

Investments in securities at market value	$54,741,774	60,807,459	47,035,711
Cash	—	—	—
Foreign currencies at value (cost $670 and $1,966,262, respectively)	—	—	691
Receivable for:
Dividends and interest	36,981	31,975	53,721
Shares of the Fund sold	25,995	26,139	20,886
Securities sold	299,584	924,775	449,462
SFIMC	526	3,221	4,289
Federal tax expense reimbursement	—	—	—
Variation margin on futures contracts	—	—	—
Unrealized gain on forward foreign currency contracts	—	—	77
Prepaid expenses	1,071	1,204	961

Total assets	55,105,931	61,794,773	47,565,798

Liabilities and Net Assets
Payable for:
Shares of the Fund redeemed	—	—	—
Securities purchased	74,459	613,648	50,739
Unrealized loss on forward foreign currency contracts	—	—	376
Due to bank	—	—	—
Due to affiliates	29,320	42,773	34,196
Accrued liabilities	25,907	30,690	57,498

Total liabilities	129,686	687,111	142,809

Net assets applicable to shares outstanding of common stock	$54,976,245	61,107,662	47,422,989

Fund shares outstanding (no par value, unlimited number of shares authorized)	4,830,331	4,656,960	4,183,140
Net asset value, offering price and redemption price per share	$11.38	13.12	11.34

Analysis of Net Assets
Paid-in-capital	$47,731,758	48,343,914	44,634,713
Accumulated net realized gain (loss)	(5,253,076)	2,437,636	(6,585,756)
Net unrealized appreciation (depreciation)	12,259,167	10,326,112	9,180,253
Accumulated undistributed net investment income (loss)	238,396	—	193,779

Net assets applicable to shares outstanding	$54,976,245	61,107,662	47,422,989

(a)	Relates to investments in affiliated investment companies.
(b)	Includes amounts pledged for open futures contracts for the Large Cap Equity Index and International Equity Index Funds of $640,000 and $154,658, respectively.

86	See accompanying notes to financial statements.

Large Cap Equity Index Fund		Small Cap Equity Index Fund	International Equity Index Fund	Stock and Bond Balanced Fund		Bond Fund	Money Market Fund

444,646,503		224,362,430	254,070,777	71,331,393	(a)	160,588,657	35,936,538

597,844,781		308,753,988	314,217,411	90,023,686	(a)	167,159,875	35,936,538
640,000	(b)	—	—	324,905		—	—
—		—	1,968,748 (b)	—		—	—
799,656		365,404	546,388	—		1,686,332	15

335,834		177,626	150,169	65,513		76,524	16,897
29		17,867	144,144	—		—	—
—		—	—	26,118		—	20,861
—		1,117	—	—		—	—
40,920		24,507	112,602	—		—	—
—		—	—	— —		—	—
12,011		6,205	6,503	1,365		3,625	869

599,673,231		309,346,714	317,145,965	90,441,587		168,926,356	35,975,180

—		—	14,596	—		—	—
—		—	24,640	—		—	—
—		—	—	—		—	—
—		16,904	—	—		—	—
132,665		112,289	154,023	—		77,905	13,669
75,422		66,829	155,045	27,484		47,119	34,992
208,087		196,022	348,304	27,484		125,024	48,661
599,465,144		309,150,692	316,797,661	90,414,103		168,801,332	35,926,519
33,580,084		22,105,525	22,614,048	5,857,104		16,205,421	35,927,621
17.85		13.99	14.01	15.44		10.42	1.00

420,364,547		221,588,257	259,765,728	67,542,269		162,675,208	35,926,519
15,513,560		2,853,678	(1,324,406)	2,219,917		(445,094)	—
153,647,310		84,666,975	60,276,884	18,692,293		6,571,218	—
9,939,727		41,782	(1,920,545)	1,959,624		—	—

599,465,144		309,150,692	316,797,661	90,414,103		168,801,332	35,926,519

See accompanying notes to financial statements.	87

STATE FARM VARIABLE PRODUCT TRUST

STATEMENTS OF OPERATIONS

Year ended December 31, 2013

	Large Cap Equity Fund	Small/Mid Cap Equity Fund	International Equity Fund
Investment Income:
Dividends	$806,538	529,434	999,928
Interest	88	46	66

	806,626	529,480	999,994
Less: foreign withholding taxes	(3,450)	(401)	(88,751)

Total investment income	803,176	529,079	911,243
Expenses:
Investment advisory and management fees	291,846	429,117	347,584
Professional fees	35,964	37,132	52,603
Reports to shareholders	10,194	12,096	12,713
Custodian fees	5,795	18,369	78,100
Errors and omissions insurance	2,681	2,971	2,465
Securities valuation fees	2,762	4,557	14,418
Trustees’ fees and expenses	2,243	2,462	1,962
Regulatory fees	394	394	394
ICI dues	486	488	445
Fidelity bond expense	140	154	141
License index fees	—	—	—
Federal taxes	—	—	—

Total expenses	352,505	507,740	510,825
Less: expense reimbursement from SFIMC (b)	(12,018)	(24,983)	(76,344)

Net expenses	340,487	482,757	434,481

Net investment income	462,689	46,322	476,762
Realized and unrealized gain (loss):
Net realized gain (loss) on sales of investments	6,456,640	10,386,537	2,807,013
Net realized gain received from affiliated investment companies	—	—	—
Net realized gain (loss) on forward foreign currency contracts	—	—	(1,452)
Net realized gain (loss) on foreign currency transactions	—	—	(21,942)
Net realized gain (loss) on futures contracts	—	—	—
Change in unrealized gain (loss) on open futures contracts	—	—	—
Change in net unrealized appreciation (depreciation) on investments andforeign currency transactions	6,961,240	5,458,210	3,963,453

Net realized and unrealized gain (loss) on investments	13,417,880	15,844,747	6,747,072

Net change in net assets resulting from operations	$13,880,569	15,891,069	7,223,834

(a)	Relates to investments in affiliated investment companies.

(b)	For the Money Market Fund, this amount includes $151,105 of additional voluntary fee waivers by SFIMC. See Note 6 under Fees and Other Transactions with Affiliates.

Large Cap Equity Index Fund	Small Cap Equity Index Fund	International Equity Index Fund	Stock and Bond Balanced Fund		Bond Fund	Money Market Fund

11,464,210	3,211,861	9,634,619	1,932,192	(a)	—	—
224	233	138	—		6,181,216	28,992

11,464,434	3,212,094	9,634,757	1,932,192		6,181,216	28,992
(2,381)	(2,717)	(674,346)	—		—	—

11,462,053	3,209,377	8,960,411	1,932,192		6,181,216	28,992

1,315,310	1,097,174	1,599,118	—		849,005	144,078
55,451	42,287	80,756	33,469		52,571	43,035
84,234	80,152	85,314	25,601		46,199	29,432
18,509	27,373	119,125	52		2,906	1,597
27,547	15,031	16,591	4,930		8,286	2,185
8,905	32,128	26,975	—		16,457	2,625
23,754	11,989	12,725	3,941		7,754	1,770
394	394	394	394		394	394
4,831	2,617	2,782	—		1,730	364
1,371	792	945	198		434	89
55,375	59,375	10,000	—		—	—
—	381	—	—		—	—

1,595,681	1,369,693	1,954,725	68,585		985,736	225,569
(18,509)	(27,373)	—	(68,585)		—	(196,577)

1,577,172	1,342,320	1,954,725	—		985,736	28,992

9,884,881	1,867,057	7,005,686	1,932,192		5,195,480	—

14,147,858	18,600,775	2,373,928	939,431	(a)	389,549	—
—	—	—	1,308,196		—	—
—	—	347	—		—	—
—	(63)	(37,533)	—		—	—
1,987,777	1,385,284	354,642	—		—	—
450,876	152,183	97,493	—		—	—

124,671,555	66,267,592	45,720,694	10,025,128	(a)	(9,185,326)	—

141,258,066	86,405,771	48,509,571	12,272,755		(8,795,777)	—

151,142,947	88,272,828	55,515,257	14,204,947		(3,600,297)	—

STATE FARM VARIABLE PRODUCT TRUST

STATEMENTS OF CHANGES IN NET ASSETS

	Large Cap Equity Fund
Years ended December 31,	2013	2012
From operations:
Net investment income	$462,689	616,093
Net realized gain (loss)	6,456,640	2,577,458
Change in net unrealized appreciation or depreciation	6,961,240	2,848,618

Net change in net assets resulting from operations	13,880,569	6,042,169
Distributions to shareholders from and in excess of:
Net investment income	(471,489)	(613,447)
Net realized gain	—	—

Total distributions to shareholders	(471,489)	(613,447)
From Fund share transactions:
Proceeds from shares sold	1,719,635	1,208,124
Reinvestment of distributions	471,489	613,447

	2,191,124	1,821,571
Less payments for shares redeemed	(2,818,080)	(1,631,299)

Net increase (decrease) in net assets from Fund share transactions	(626,956)	190,272

Total increase (decrease) in net assets	12,782,124	5,618,994

Net assets:
Beginning of period	42,194,121	36,575,127

End of period*	$54,976,245	42,194,121

* Including accumulated undistributed net investment income (loss)	$238,396	247,196

Share Information
Sold	169,774	145,643
Issued in reinvestment of distributions	42,097	70,592
Redeemed	(284,885)	(197,034)

Net increase (decrease)	(73,014)	19,201

90	See accompanying notes to financial statements.

Small/Mid Cap Equity Fund		International Equity Fund		Large Cap Equity Index Fund		Small Cap Equity Index Fund
2013	2012	2013	2012	2013	2012	2013	2012

46,322	447,353	476,762	553,089	9,884,881	9,784,496	1,867,057	3,379,860
10,386,537	4,542,096	2,783,619	186,194	16,135,635	14,077,368	19,985,996	9,181,465
5,458,210	1,984,614	3,963,453	5,803,968	125,122,431	45,804,974	66,419,775	21,286,413

15,891,069	6,974,063	7,223,834	6,543,251	151,142,947	69,666,838	88,272,828	33,847,738

(493,753)	(91,918)	(715,458)	(202,352)	(9,705,188)	(8,311,287)	(2,350,136)	(2,964,020)
(6,779,016)	—	—	—	(13,242,571)	(11,052,261)	(18,447,187)	(7,245,474)

(7,272,769)	(91,918)	(715,458)	(202,352)	(22,947,759)	(19,363,548)	(20,797,323)	(10,209,494)

1,267,235	1,165,333	735,090	749,371	4,641,229	4,019,518	2,230,125	2,336,030
7,272,769	91,918	715,458	202,352	22,947,759	19,363,548	20,797,323	10,209,494

8,540,004	1,257,251	1,450,548	951,723	27,588,988	23,383,066	23,027,448	12,545,524
(1,923,424)	(1,768,749)	(1,157,575)	(860,746)	(44,225,081)	(40,159,572)	(19,418,960)	(16,818,172)

6,616,580	(511,498)	292,973	90,977	(16,636,093)	(16,776,506)	3,608,488	(4,272,648)

15,234,880	6,370,647	6,801,349	6,431,876	111,559,095	33,526,784	71,083,993	19,365,596

45,872,782	39,502,135	40,621,640	34,189,764	487,906,049	454,379,265	238,066,699	218,701,103

61,107,662	45,872,782	47,422,989	40,621,640	599,465,144	487,906,049	309,150,692	238,066,699

—	439,531	193,779	367,962	9,939,727	9,760,034	41,782	481,463

98,118	112,591	69,290	83,087	283,844	288,476	171,005	218,835
562,472	8,259	63,259	20,796	1,404,392	1,346,561	1,490,848	961,346
(151,698)	(169,479)	(110,436)	(96,264)	(2,711,074)	(2,880,950)	(1,505,593)	(1,565,625)

508,892	(48,629)	22,113	7,619	(1,022,838)	(1,245,913)	156,260	(385,444)

See accompanying notes to financial statements.	91

STATE FARM VARIABLE PRODUCT TRUST

STATEMENTS OF CHANGES IN NET ASSETS

	International Equity Index Fund
Years ended December 31,	2013	2012
From operations:
Net investment income	$7,005,686	7,108,823
Net realized gain (loss)	2,691,384	(2,352,920)
Change in net unrealized appreciation or depreciation	45,818,187	37,310,058

Net change in net assets resulting from operations	55,515,257	42,065,961
Distributions to shareholders from and in excess of:
Net investment income	(7,420,750)	(7,548,859)
Net realized gain	—	(2,136)

Total distributions to shareholders	(7,420,750)	(7,550,995)
From Fund share transactions:
Proceeds from shares sold	2,602,464	3,417,658
Reinvestment of distributions	7,420,750	7,550,995

	10,023,214	10,968,653
Less payments for shares redeemed	(11,699,634)	(12,038,453)

Net increase (decrease) in net assets from Fund share transactions	(1,676,420)	(1,069,800)

Total increase (decrease) in net assets	46,418,087	33,445,166

Net assets:
Beginning of period	270,379,574	236,934,408

End of period*	$316,797,661	270,379,574

*Including accumulated undistributed net investment income (loss)	$(1,920,545)	(1,586,034)

Share Information
Sold	198,932	312,703
Issued in reinvestment of distributions	530,054	637,215
Redeemed	(903,082)	(1,075,936)

Net increase (decrease)	(174,096)	(126,018)

(a)	Relates to investments in affiliated investment companies.

92	See accompanying notes to financial statements.

Stock and Bond Balanced Fund		Bond Fund		Money Market Fund
2013	2012	2013	2012	2013	2012

1,932,192(a)	1,823,215 (a)	5,195,480	5,466,213	—	—
2,247,627(a)	1,115,400 (a)	389,549	210,636	—	—
10,025,128(a)	5,274,118 (a)	(9,185,326)	249,859	—	—

14,204,947	8,212,733	(3,600,297)	5,926,708	—	—

(1,831,645)	(1,041,832)	(5,195,480)	(5,466,213)	—	—
(1,106,307)	(194,070)	—	—	—	—

(2,937,952)	(1,235,902)	(5,195,480)	(5,466,213)	—	—

1,860,960	1,523,607	7,913,662	3,877,918	4,218,388	1,702,512
2,937,952	1,235,902	5,195,480	5,466,213	—	—

4,798,912	2,759,509	13,109,142	9,344,131	4,218,388	1,702,512
(6,851,791)	(6,805,369)	(9,957,499)	(10,782,386)	(4,781,387)	(5,238,637)

(2,052,879)	(4,045,860)	3,151,643	(1,438,255)	(562,999)	(3,536,125)

9,214,116	2,930,971	(5,644,134)	(977,760)	(562,999)	(3,536,125)

81,199,987	78,269,016	174,445,466	175,423,226	36,489,518	40,025,643

90,414,103	81,199,987	168,801,332	174,445,466	35,926,519	36,489,518

1,959,624	1,831,558	—	—	—	—

127,227	115,009	747,023	353,028	4,218,388	1,702,512
198,109	91,345	487,190	496,846	—	—
(465,808)	(513,352)	(934,052)	(981,689)	(4,781,387)	(5,238,637)

(140,472)	(306,998)	300,161	(131,815)	(562,999)	(3,536,125)

See accompanying notes to financial statements.	93

STATE FARM VARIABLE PRODUCT TRUST

NOTES TO FINANCIAL STATEMENTS

1.	Investment Objective

State Farm Variable Product Trust (the “Trust”) has nine separate investment portfolios (each a “Fund” and together, the “Funds”). The Trust is registered under the Investment Company Act of 1940 as an open-end, management investment company. Each Fund has its own investment objective, investment policies, restrictions, and attendant risks and is diversified as defined in the Investment Company Act of 1940. Shares of each Fund are offered exclusively in connection with variable deferred annuity and variable universal life insurance policies issued by State Farm Life Insurance Company and State Farm Life and Accident Assurance Company. State Farm Investment Management Corp. (“SFIMC”) is the Trust’s investment adviser.

The Large Cap Equity Fund seeks long-term growth of capital. The Fund invests under normal circumstances at least 80% of its net assets (plus any borrowing) in common stocks and other equity securities of large capitalization companies.

The Small/Mid Cap Equity Fund seeks long-term growth of capital. The Fund primarily invests under normal circumstances at least 80% of its net assets (plus any borrowing) in common stock and other equity securities of small and mid-capitalization companies.

The International Equity Fund seeks long-term growth of capital. The International Equity Fund invests its assets primarily in securities issued by foreign companies. There is no restriction on the size of the companies in which the Fund invests.

The Large Cap Equity Index Fund (the “Large Cap Index Fund”) seeks to match the performance of the Standard and Poor’s Composite Index of 500 Stocks® (the “S&P 500”) by investing in the securities that make up the S&P 500. The S&P 500 tracks the common stock performance of 500 large U.S. companies.

The Small Cap Equity Index Fund (the “Small Cap Index Fund”) seeks to match the performance of the Russell 2000® Small Stock Index (the “Russell 2000”) by investing in some of the stocks found in the Russell 2000. The Russell 2000 tracks the common stock performance of about 2,000 small U.S. companies.

The International Equity Index Fund (the “International Index Fund”) seeks to match the performance of the Morgan Stanley Capital International Europe, Australasia and Far East Free Index® (the “EAFE Free”) by investing in some of the stocks found in the EAFE Free. The EAFE Free is a capitalization-weighted index that currently includes stocks of companies in 15 European countries, Australia, New Zealand, Israel, Hong Kong, Japan and Singapore.

The Stock and Bond Balanced Fund (the “Balanced Fund”) seeks long-term growth of capital, balanced with current income. The Balanced Fund invests in the Large Cap Index and Bond Funds of the Trust.

The Bond Fund seeks to realize over a period of years the highest yield consistent with prudent investment management through current income and capital gains. The Fund typically invests 80% or more of its assets in investment grade bonds or bonds determined to be of comparable quality.

The Money Market Fund seeks to maximize current income to the extent consistent with the preservation of capital and maintenance of liquidity.

2.	Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with U.S. generally accepted accounting principles (“GAAP”).

Fund Share Valuation

Fund shares are sold and redeemed on a continuous basis at net asset value. Net asset value per share is determined daily on each day the New York Stock Exchange is open. The net asset value for each Fund is determined as of the close of regular session trading on the New York Stock Exchange (usually 3:00 p.m., Central Time). The net asset value per share is computed by dividing the total value of a Fund’s investments and other assets, less liabilities, by the number of Fund shares outstanding.

Securities Valuation

All investments in securities are recorded at their fair value. For more information refer to Note 3 Securities Valuation.

Securities Transactions and Investment Income

For financial reporting purposes, security transactions are accounted for on trade date (date the order to buy or sell is executed). Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the information is available to the Funds. Interest income is recorded on the accrual basis, and includes amortization of premiums and accretion of discounts on money market instruments and long-term debt instruments. Realized gains and losses from security transactions are reported on an identified cost basis.

Expenses

Expenses arising in connection with a specific Fund are allocated to that Fund. Common Trust expenses are generally allocated between the Funds in proportion to each Fund’s relative net assets.

STATE FARM VARIABLE PRODUCT TRUST

NOTES TO FINANCIAL STATEMENTS (continued)

Income Taxes and Distributions to Shareholders

Each Fund is a separate taxpayer for federal income tax purposes. It is the Funds’ policy to comply with the provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and, in the manner provided therein, to distribute substantially all of their taxable income, including any net realized gain on sales of investments reportable for federal income tax purposes.

For more information refer to Note 5 Income Taxes and Distributions to Shareholders.

Foreign Currency Translations

Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing foreign exchange rates at December 31, 2013. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollars at the prevailing foreign exchange rates on the respective dates of transactions. That portion of realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed, but is included with realized and unrealized gains and losses on investment securities.

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

Commitments and Contingencies

In the normal course of business, the Trust enters into contracts on behalf of the Funds that may contain provisions for general indemnifications. Each Fund’s maximum exposure under these indemnification provisions is unknown, as this would involve future claims that may be made against each Fund that are not known at this time. However, based on past experience, the Funds believe the risk of loss from these indemnification provisions is remote.

Short Sales

The Large Cap Index, Small Cap Index, International Index Funds, and indirectly, the Balanced Fund, may enter into covered short sale transactions to dispose of certain securities received as part of corporate actions (e.g., corporate mergers or spin-offs) that no longer are included in the respective benchmark indices. These transactions are designed to help minimize the impact these non-index securities have on the overall performance of the Funds.

New Accounting Pronouncement

In June 2013, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards update No. 2013-08, “Financial Services-Investment Companies: Amendments to the Scope, Measurement and Disclosure Requirements”, which is effective for reporting periods beginning after December 15, 2013. This update modifies the criteria used in defining an investment company under U.S. GAAP. It also sets forth certain measurement and disclosure requirements. At this time, the Trust’s management is evaluating the impact this pronouncement may have on the Trust’s financial statements, if any.

3.	Securities Valuation

Investments are valued at fair value pursuant to valuation procedures approved by the Trust’s Board of Trustees (the “Board”). The valuation procedures assign to SFIMC the responsibility for determining fair value using the processes and factors as outlined in the valuation procedures. If SFIMC cannot determine fair value based on the valuation procedures, the Board or the Executive Committee of the Board will determine fair value.

Fair value is defined as the price that the Funds would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. A three-tier hierarchy is used to classify fair value measurements for disclosure purposes. The three-tier hierarchy of inputs is summarized in three broad levels as follows:

•	Level 1 - Unadjusted quoted prices in active markets that are accessible to the Funds for identical assets or liabilities.

•

Level 2 - Inputs other than quoted prices included within Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, quoted prices for similar instruments in active markets, interest rates, yield curves and credit spreads. For assets or liabilities with a specified (contractual) term, a Level 2 input must be observable for substantially the full term of the asset or liability.

•

Level 3 - Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available. These inputs, based on the best information available in the circumstances, would include reasonably available information about the assumptions that a market participant would use in valuing the asset or liability and might include SFIMC’s own data.

To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

STATE FARM VARIABLE PRODUCT TRUST

NOTES TO FINANCIAL STATEMENTS (continued)

The inputs used to measure the fair value of an asset or liability might be categorized within different levels of the fair value hierarchy. In those cases, the fair value measurement is categorized in its entirety in the same level of the fair value hierarchy as the lowest level input that is significant to the entire measurement.

Stocks, closed-end registered investment companies and exchange-traded funds (“ETFs”) traded on securities exchanges, or in an over-the-counter market in which transaction prices are reported, are valued at the last sales price on the day of valuation or, if there are no reported sales on that day, at the last reported bid price for the day. Stocks traded on NASDAQ are valued at the NASDAQ Official Closing Price. Long-term debt securities and U.S. Treasury bills are generally valued using quotations provided by an independent pricing service. All of the securities of the Money Market Fund and short-term debt securities with remaining maturities of 60 days or less (other than U.S. Treasury bills) are generally valued on an amortized cost basis, which approximates market value. Investments in open-end investment companies are valued each day based on the closing net asset value of the respective fund. Futures contracts are valued at the settlement price established each day on the exchange on which they are traded. Forward foreign currency contracts are valued daily using quoted forward exchange rates. Short sales, if any, are valued at market value.

Portfolio securities that are primarily traded on foreign securities exchanges (“foreign securities”) are valued at the closing values of such securities on the respective exchange where each security is primarily traded. SFIMC may determine that a market quotation for a foreign security held by a Fund is not reliable because of events or circumstances that have occurred between the time of the market quotation and the time the net asset value of the Fund is calculated (“subsequent events”). A subsequent event might include company-specific developments, a development that might affect an entire market or region, a potentially global development or a significant change in one or more U.S. securities indices. If SFIMC determines that the market quotation for a foreign security is not reliable, SFIMC may use an independent statistical fair value service to assist in determining value, or SFIMC may determine the foreign security’s value in SFIMC’s reasonable judgment.

For securities other than foreign securities, for which market prices are not readily available or are considered unreliable, SFIMC is required to obtain bid price quotations from brokers or dealers in the securities. If SFIMC cannot obtain a quotation for the security or if SFIMC believes the quotation does not represent the security’s fair value, then SFIMC will determine the security’s value in SFIMC’s reasonable judgment.

In determining a value based on reasonable judgment, SFIMC may use different methodologies, including multiple of earnings, multiple of book value, discount from market of a similar freely traded security or, for debt securities, yield to maturity. Other factors SFIMC may consider in determining value for a security include, but are not limited to, fundamental analytical data relating to the security, the nature and duration of any restrictions on disposition of the security, the last traded price of the security, significant global or regional events such as political unrest, natural disasters, and war, and significant movements in major market indices, exchange traded funds, index futures or other financial instruments in the U.S. or other markets. All securities valued based on SFIMC’s reasonable judgment are subsequently reported to the Board on a quarterly basis.

SFIMC reviews the pricing methodologies of the Funds’ approved pricing vendors, including reviewing a vendor’s key inputs and assumptions in valuing securities. SFIMC also engages in transaction back-testing with respect to portfolio securities sold by the Funds to compare unrealized gains and losses to realized gains and losses.

STATE FARM VARIABLE PRODUCT TRUST

NOTES TO FINANCIAL STATEMENTS (continued)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the inputs used to value each Fund’s assets and liabilities as of December 31, 2013:

	Investments in Securities				Derivative Instruments

Fund	Level 1	Level 2	Level 3	Total	Level 1	Level 2	Level 3	Total
Large Cap Equity Fund					$—	$—	$—	$—
Common Stocks (a)	$54,100,938	$—	$—	$54,100,938
Short-term Investments	640,836	—	—	640,836
Small/Mid Cap Equity Fund					—	—	—	—
Common Stocks (a)	59,866,951	—	—	59,866,951
Registered Investment Companies	278,425	—	—	278,425
Short-term Investments	662,083	—	—	662,083
International Equity Fund					—	(299)	—	(299)
Common Stocks (a)	45,448,595	249,464	—	45,698,059
Preferred Stocks (a)	284,507	—	—	284,507
Short-term Investments	1,053,145	—	—	1,053,145
Large Cap Index Fund					449,032	—	—	449,032
Common Stocks (a)	587,515,997	—	—	587,515,997
Short-term Investments	10,328,784	—	—	10,328,784
Small Cap Index Fund					275,417	—	—	275,417
Common Stocks (a)	299,732,892	0	4,665	299,737,557
Registered Investment Companies	3,504,011	—	—	3,504,011
Short-term Investments	5,512,420	—	—	5,512,420
International Index Fund					112,600	—	—	112,600
Common Stocks (a)	311,912,922	—	0	311,912,922
Preferred Stocks (a)	2,019,235	—	—	2,019,235
Short-term Investments	285,254	—	—	285,254
Balanced Fund					—	—	—	—
Registered Investment Companies	90,023,686	—	—	90,023,686
Bond Fund					—	—	—	—
Corporate Bonds (a)	—	110,960,431	—	110,960,431
U.S. Treasury Obligations	—	46,658,518	—	46,658,518
Short-term Investments	9,540,926	—	—	9,540,926
Money Market Fund					—	—	—	—
Short-term Investments	2,188,139	33,748,399	—	35,936,538

(a) Industry classification and/or country is disclosed in the Schedules of Investments.

On December 31, 2012, substantially all of the common stocks and preferred stocks in the International Equity Fund and International Index Fund were fair valued using the independent statistical fair value service in accordance with valuation procedures approved by the Trust’s Board of Trustees, and were therefore valued using Level 2 inputs. On December 31, 2013, substantially all of the common stocks and preferred stocks in these Funds were valued at last traded price (except as noted in the Schedules of Investments), because the Trust’s valuation procedures did not require the use of the independent statistical fair value service. Accordingly, using the end of the reporting period method for determining when transfers between levels are recognized, common stocks and preferred stocks valued on December 31, 2013 at $45,733,102 were transferred from Level 2 to Level 1 in the International Equity Fund and $313,932,157 of common stocks and preferred stocks were transferred from Level 2 to Level 1 in the International Index Fund. For the remaining Funds, there were no transfers of securities between Level 1 and Level 2 as of December 31, 2013 as compared to December 31, 2012.

Derivative instruments, such as futures and foreign currency contracts, are valued at the unrealized appreciation (depreciation) of the instrument. For more information, see Note 4 Derivative Instruments.

STATE FARM VARIABLE PRODUCT TRUST

NOTES TO FINANCIAL STATEMENTS (continued)

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

Small Cap Index Fund Investments in Securities
Balance as of December 31, 2012	$0
Accrued discounts/premiums	—
Realized gain (loss)	—
Change in unrealized appreciation (depreciation)	—
Purchases	—
Sales	—
Transfers in (a)	4,665
Transfers out (a)	—

Balance as of December 31, 2013	$4,665

(a) Using the end of the reporting period method for determining when transfers between levels are recognized.

The International Index Fund did not hold any Level 3 securities valued at other than zero as of December 31, 2012 or for the year ended December 31, 2013. The remaining Funds did not hold any Level 3 securities as of December 31, 2012, or for the year ended December 31, 2013.

4.	Derivative Instruments

The Large Cap Index, Small Cap Index, and International Index Funds, and, indirectly, the Balanced Fund, are subject to equity price risk in the normal course of pursuing their investment objectives. These Funds, other than the Balanced Fund, entered into stock index futures contracts to gain exposure to market fluctuations, as the use of these instruments was more efficient or cost effective than actually buying the underlying securities. These contracts obligated those Funds to make or take delivery of a derivative instrument or the cash value of a securities index at a specified future date at a specified price. Realized and unrealized gains and losses from these contracts are reflected in the Statements of Operations. Unrealized gains and losses on open futures contracts are reflected as a component of net unrealized appreciation (depreciation) in the Statements of Assets and Liabilities, and in other assets in the Schedules of Investments. Margin requirements are established by the broker or clearing house for exchange-traded and centrally cleared futures contracts. Daily fluctuation in the margin requirements for futures contracts are recorded as variation margin receivable or payable on the Statements of Assets and Liabilities. Upon entering into a futures contract, these Funds bore the risk of futures contracts’ prices moving unexpectedly, in which case, the Funds might not have been able to achieve the anticipated benefits of the futures contract and might realize a loss. With futures, there is minimal counterparty credit risk to a Fund since futures are exchange traded and the exchange’s clearinghouse, as the ultimate counterparty to all exchange traded futures, guarantees the futures against default.

The International Equity and International Index Funds are subject to foreign currency exchange risk in the normal course of pursuing their investment objectives. In an attempt to decrease exposure to this risk, both Funds engaged in transaction hedging with the objective to protect against variations in exchange rates. Transaction hedging involved the purchase and sale of forward foreign currency contracts between trade date and settlement date on security transactions. Realized and unrealized gains and losses on forward foreign currency contracts are reflected in the Statements of Operations. Unrealized gains and losses on forward foreign currency contracts are reflected as a component of net unrealized appreciation (depreciation) in the Statements of Assets and Liabilities, and in other assets in the Schedules of Investments. These Funds bore the market risk that arises from changes in foreign currency rates and the credit risk should a counterparty fail to perform under such contracts, and as a result, might realize a loss.

STATE FARM VARIABLE PRODUCT TRUST

NOTES TO FINANCIAL STATEMENTS (continued)

As of December 31, 2013, the fair value of derivative instruments, which are also disclosed in the Schedules of Investments, was as follows:

		Asset Derivatives			Liability Derivatives
Fund	Derivatives not accounted for as hedging instruments	Statements of Assets and Liabilities Location	Value		Statements of Assets and Liabilities Location	Value
International Equity Fund	Forward Foreign Currency Contracts	Unrealized gain on forward foreign currency contracts	$77		Unrealized loss on forward foreign currency contracts	$376

Total			$77			$376

		Variation Margin;			Variation Margin;
Large Cap Index Fund	Stock Index Futures Contracts	Analysis of Net Assets - Net Unrealized Appreciation	$449,032	(a)	Analysis of Net Assets - Net Unrealized Depreciation	$—

Total			$449,032			$—

		Variation Margin;			Variation Margin;
Small Cap Index Fund	Stock Index Futures Contracts	Analysis of Net Assets - Net Unrealized Appreciation	$275,417	(a)	Analysis of Net Assets - Net Unrealized Depreciation	$—

Total			$275,417			$—

		Variation Margin;			Variation Margin;
International Index Fund	Stock Index Futures Contracts	Analysis of Net Assets - Net Unrealized Appreciation	$112,600	(a)	Analysis of Net Assets - Net Unrealized Depreciation	$—

Total			$112,600			$—

(a) Represents cumulative unrealized gain (loss) on futures contracts. Variation margin disclosed on the Statements of Assets and Liabilities is for the last day of the period.

As of December 31, 2013, the effect of derivative instruments on the Statement of Operations was as follows:

		Amount of Realized Gain (Loss) on Derivatives Recognized in Income		Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Fund	Derivatives not accounted for as hedging instruments	Futures	Forward Currency Contracts	Futures	Forward Currency Contracts
International Equity Fund	Forward Foreign Currency Contracts	$—	$(1,452)	$—	$(60)
Large Cap Index Fund	Stock Index Futures Contracts	1,987,777	—	450,876	—
Small Cap Index Fund	Stock Index Futures Contracts	1,385,284	—	152,183	—
International Index Fund	Forward Foreign Currency Contracts	—	347	—	—
International Index Fund	Stock Index Futures Contracts	354,642	—	97,493	—

In order to better define its contractual rights and to secure rights that will help a Fund mitigate its counterparty risk, the International Equity Fund and International Equity Index Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”)or similar agreement with their derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between a Fund and a counterparty that governs over-the-counter (“OTC”) derivatives, including certain forward foreign exchange contracts, and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, a Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and receivables to create a single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of a default (close-out netting) or similar event, including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

STATE FARM VARIABLE PRODUCT TRUST

NOTES TO FINANCIAL STATEMENTS (continued)

Collateral and margin requirements differ by type of derivative. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms are contract-specific for OTC derivatives (foreign currency exchange contracts). For financial reporting purposes, cash and non-cash collateral that has been pledged to cover obligations of a Fund, if any, are noted in the Schedules of Investments. The Funds attempt to mitigate counterparty risk by only entering into agreements with counterparties that it believes to be of good standing and by monitoring the financial stability of those counterparties.

Additionally, the netting of assets and liabilities is based on contractual netting/set-off provisions in the ISDA Master Agreement; however, in the event of a default or insolvency of a counterparty, a court could determine that such rights are not enforceable.

The Funds did not invest in any portfolio securities or enter into any derivative transactions with gross exposure on the Statement of Assets and Liabilities that could be netted subject to netting agreements as of December 31, 2013.

As of December 31, 2013, the average quarterly balance of outstanding derivative instruments was as follows:

	Futures Contracts		Foreign Currency Contracts
Fund	Average Number of Contracts Purchased	Average Notional Value of Contracts Purchased	Average Number of Contracts Purchased	Average U.S. Dollar of Contracts Purchased	Average Number of Contracts Sold	Average U.S. Dollar of Contracts Sold
International Equity Fund	—	$—	5	$111,064	3	$112,046
Large Cap Index Fund	79	6,516,188	—	—	—	—
Small Cap Index Fund	46	4,457,402	—	—	—	—
International Index Fund	39	2,441,811	—	—	2	87,902

5.	Income Taxes and Distributions to Shareholders

As of December 31, 2013, the Trust’s management completed a review of uncertain tax positions taken by the Funds, if any, and determined that no tax liability was required for unrecognized tax benefits, and no additional disclosures were needed. Generally, the tax authorities can initiate examinations of tax returns within the three year period beginning on the date such returns are filed. As a result, some tax returns are still open and subject to examination. In addition, as of December 31, 2013, management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

As of December 31, 2013, each Fund’s aggregate securities holdings’ unrealized gains and losses based on cost for federal income tax purposes were as follows:

Fund	Cost of Investments for Federal Tax Purposes	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
Large Cap Equity Fund	$42,538,749	$12,520,122	$(317,097)	$12,203,025
Small/Mid Cap Equity Fund	50,491,684	11,034,789	(719,014)	10,315,775
International Equity Fund	38,240,225	9,784,086	(988,600)	8,795,486
Large Cap Index Fund	445,127,778	220,173,286	(67,456,283)	152,717,003
Small Cap Index Fund	224,552,672	112,536,204	(28,334,888)	84,201,316
International Index Fund	256,343,414	105,640,512	(47,766,515)	57,873,997
Balanced Fund	71,331,393	18,692,293	—	18,692,293
Bond Fund	160,588,657	9,009,059	(2,437,841)	6,571,218
Money Market Fund	35,936,538	—	—	—
The differences, if any, between the cost of investments for federal income tax purposes and the cost of investments reflected on the Statements of Assets and Liabilities and Schedules of Investments are primarily related to the timing of recognition of gains and losses and investment income.

The Large Cap Equity, Small/Mid Cap Equity, International Equity, Large Cap Index, Small Cap Index, International Index, and Balanced Funds declare and pay dividend and capital gain distributions, if any, at least annually.

The Bond and Money Market Funds declare dividends daily and distribute dividends monthly on the last business day of the month. Capital gain distributions on these Funds, if any, are paid at least annually.

STATE FARM VARIABLE PRODUCT TRUST

NOTES TO FINANCIAL STATEMENTS (continued)

After utilizing capital loss carryforwards to offset realized capital gains in 2013, the following Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. Future capital loss carryforward utilization in any given year may be subject to Internal Revenue Code limitations. As of December 31, 2013, if not applied, the carryforwards will expire as follows:

		Non Expiring		Year of Expiration
	Utilized	Short-term	Long-term	2016	2017	2018	Total
Large Cap Equity Fund	$6,450,002	$—	$—	$—	$5,196,934	$—	$5,196,934
Small/Mid Cap Equity Fund	1,031,042	—	—	—	—	—	—
International Equity Fund	2,698,671	—	—	1,830,386	3,776,139	924,320	6,530,845
International Index Fund	669,443	—	1,141,906	—	—	—	1,141,906
Bond Fund	389,549	—	—	—	445,094	—	445,094

The Money Market Fund had a capital loss carryforward of $1,102 that expired in 2013 and was reclassified from accumulated net realized gain (loss) to paid in capital on the Statement of Assets and Liabilities.

Capital losses incurred on or after January 1, 2011 are permitted to carry forward indefinitely. These losses must be utilized prior to losses incurred before January 1, 2011. Therefore, any losses incurred prior to 2011 may be more likely to expire unused.

As of December 31, 2013, in accordance with federal tax regulations, the components of distributable earnings on a tax basis were as follows:

Fund	Undistributed Ordinary Income	Undistributed Long-term Gain	Unrealized Appreciation (Depreciation)	Accumulated Capital and Other Losses	Total
Large Cap Equity Fund	$238,396	$—	$12,203,025	$(5,196,934)	$7,244,487
Small/Mid Cap Equity Fund	590,253	1,857,720	10,315,775	—	12,763,748
International Equity Fund	522,290	—	8,796,831	(6,530,845)	2,788,276
Large Cap Index Fund	11,061,695	15,321,899	152,717,003	—	179,100,597
Small Cap Index Fund	368,731	2,992,388	84,201,316	—	87,562,435
International Index Fund	349,998	—	57,970,967	(1,289,032)	57,031,933
Balanced Fund	2,326,748	1,852,793	18,692,293	—	22,871,834
Bond Fund	—	—	6,571,218	(445,094)	6,126,124
Money Market Fund	—	—	—	—	—

The differences between these amounts and the undistributed net investment income reported on the Statements of Assets and Liabilities as of December 31, 2013 relates to one or more of the following: short-term capital gains, forward foreign currency contracts, mark-to-market of Passive Foreign Investment Companies (“PFICs”), post-October loss deferrals and return of capital transactions.

From November 1, 2013 through December 31, 2013, the International Index Fund incurred $147,126 in specified losses. As permitted by the Internal Revenue Code, the Fund intends to elect to defer this loss and treat it as arising on January 1, 2014.

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatment for futures contracts, the recognition of net realized losses, the timing of Fund distributions, expiring capital loss carryforwards, and foreign currency transactions. As a result, net investment income and net realized gain or loss on investment transactions for a reporting period may differ from distributions during such period. Accordingly, each Fund may periodically make reclassifications among certain capital accounts without impacting its net asset value.

STATE FARM VARIABLE PRODUCT TRUST

NOTES TO FINANCIAL STATEMENTS (continued)

As of December 31, 2013, these reclassifications were as follows:

Fund	Paid in Capital	Accumulated Net Realized Gain (Loss)	Net Unrealized Gain (Loss)	Accumulated Undistributed Net Investment Income (Loss)
Small/Mid Cap Equity Fund	$—	$(7,900)	$—	$7,900
International Equity Fund	—	(64,513)	—	64,513
Small Cap Index Fund	(381)	(43,017)	—	43,398
International Index Fund	30	(80,583)	—	80,553
Balanced Fund	—	(27,519)	—	27,519
Money Market Fund	(1,102)	1,102	—	—

The tax character of distributions was designated as follows for the years ended December 31, 2013 and December 31, 2012, respectively.

2013	Ordinary Income	Long-term Capital Gain	Total
Small/Mid Cap Equity Fund	$1,672,753	$5,600,016	$7,272,769
Large Cap Index Fund	9,983,559	12,964,200	22,947,759
Small Cap Index Fund	3,445,849	17,351,474	20,797,323
Balanced Fund	1,834,219	1,103,733	2,937,952

2012	Ordinary Income	Long-term Capital Gain	Total
Large Cap Index Fund	$8,394,353	$10,969,195	$19,363,548
Balanced Fund	1,050,029	185,873	1,235,902

For the remaining Funds, the tax distributions of ordinary income and long-term capital gains were the same as the distributions from net investment income and capital gains reflected in the Statements of Changes in Net Assets for the years ended December 31, 2013 and December 31, 2012.

6.	Fees and Other Transactions with Affiliates

Investment Advisory and Management Services Agreement

The Trust has entered into an investment advisory and management services agreement with SFIMC pursuant to which each Fund pays SFIMC an annual fee (computed on a daily basis and paid monthly) at the following annual rates:

Large Cap Equity Fund	0.60% of average daily net assets
Small/Mid Cap Equity Fund	0.80% of average daily net assets
International Equity Fund	0.80% of average daily net assets
Large Cap Index Fund	0.24% of average daily net assets
Small Cap Index Fund	0.40% of average daily net assets
International Index Fund	0.55% of average daily net assets
Balanced Fund	None
Bond Fund	0.50% of average daily net assets
Money Market Fund	0.40% of average daily net assets

SFIMC has agreed not to be paid an investment advisory and management services fee for performing its services for the Balanced Fund. However, SFIMC receives investment advisory fees from managing the underlying Funds in which the Balanced Fund invests.

The Funds do not pay any direct or indirect discount, commission or other compensation for transfer agent services provided by SFIMC or for distribution and underwriting services provided by State Farm VP Management Corp.

SFIMC has engaged Bridgeway Capital Management, Inc. (“Bridgeway”) and Westwood Management Corp. (“Westwood”) as the investment sub-advisers to provide day-to-day portfolio management for the Large Cap Equity Fund; Bridgeway and Rainier Investment Management, LLC (“Rainier”) as the investment sub-advisers to provide day-to-day portfolio management for the Small/Mid Cap Equity Fund; Marsico Capital Management, LLC (“Marsico”) and Northern Cross, LLC (“Northern Cross”) as the investment sub-advisers to provide day-to-day portfolio management for the International Equity Fund;

STATE FARM VARIABLE PRODUCT TRUST

NOTES TO FINANCIAL STATEMENTS (continued)

and BlackRock Fund Advisors (“BlackRock”) as the investment sub-adviser to provide day-to-day portfolio management for the Large Cap Index, Small Cap Index and International Index Funds.

In accordance with the investment objective of the Fund or Funds each sub-advises, Bridgeway, Westwood, Marsico, Northern Cross, BlackRock, and Rainier determine which securities to buy and sell, select the brokers and dealers to effect the transactions, and negotiate commissions. Bridgeway’s, Westwood’s, Rainier’s, Marsico’s, Northern Cross’s, and BlackRock’s sub-advisory fees for managing the respective portfolios are paid by SFIMC. No additional advisory fees are charged to the Funds for the services of the sub-advisers.

As of December 31, 2013, the following fees were earned by BlackRock, Bridgeway, Rainier, Westwood, Marsico, and Northern Cross for sub-advisory services (not all amounts earned were paid during the period):

	BlackRock	Bridgeway	Rainier	Westwood	Marsico	Northern Cross
Large Cap Equity Fund	$—	$107,257	$—	$82,910	$—	$—
Small/Mid Cap Equity Fund	—	162,588	150,939	—	—	—
International Equity Fund	—	—	—	—	111,431	126,887
Large Cap Index Fund	107,548	—	—	—	—	—
Small Cap Index Fund	274,560	—	—	—	—	—
International Index Fund	290,876	—	—	—	—	—

Total Sub-Advisory Fees	$672,984	$269,845	$150,939	$82,910	$111,431	$126,887

Expense Reduction Agreements

With respect to each Fund, other than the Balanced, International Equity and International Index Funds, SFIMC has agreed to reimburse the expenses incurred by each Fund, (other than the investment advisory and management services fee, acquired fund fees and expenses and custody fees in the case of the Large Cap Index Fund and the Small Cap Index Fund) that exceed 0.10% of such Fund’s average daily net assets. With respect to the Balanced Fund, SFIMC has agreed to reimburse all expenses incurred by the Fund other than acquired fund fees and expenses. With respect to the International Equity and International Index Funds, SFIMC has agreed to reimburse the expenses incurred by these Funds, other than the investment advisory and management services fee and acquired fund fees and expenses, that exceed 0.20% of the Fund’s average daily net assets. With respect to the Large Cap Index Fund and the Small Cap Index Fund, SFIMC has agreed to reimburse all custody fees.

Beginning in early February 2009, the daily interest income on securities held by the Money Market Fund fell to a level below the amount of operating expenses incurred by the Money Market Fund. Since that time, SFIMC has been voluntarily waiving portions of its fees in amounts necessary to keep the daily net investment income of the Money Market Fund from falling below zero.

These expense reductions are voluntary and may be eliminated by SFIMC at any time.

Line of credit

State Farm Mutual Automobile Insurance Company (“Auto Company”), the parent company of SFIMC, has entered into a Line of Credit Agreement with the Trust. Under that agreement, a Fund may request and Auto Company, in its complete discretion, may lend money to a Fund for up to 30 days on an unsecured basis. Auto Company will not lend more than $50 million at any one time to the Funds and to the other mutual funds advised by SFIMC. Under the agreement, a Fund will pay interest to Auto Company on any outstanding loan at a benchmark interest rate that approximates the rate that creditworthy corporate issuers pay on short-term commercial paper. The Funds did not borrow under the Line of Credit Agreement during the year ended December 31, 2013.

Officers and Trustees

Certain officers and/or trustees of the Trust are also officers and/or directors of SFIMC. The Trust made no payments to its officers or trustees except for trustees’ fees paid to or accrued for the Trust’s independent trustees.

STATE FARM VARIABLE PRODUCT TRUST

NOTES TO FINANCIAL STATEMENTS (continued)

7.	Investment transactions

For the year ended December 31, 2013, investment transactions (exclusive of short-term instruments) were as follows:

	Purchases (excluding U.S. Government Obligations)	Sales (excluding U.S. Government Obligations)	Purchases of U.S. Government Obligations	Sales of U.S. Government Obligations
Large Cap Equity Fund	$32,250,958	$33,162,975	$—	$—
Small/Mid Cap Equity Fund	60,851,738	61,924,226	—	—
International Equity Fund	32,430,058	32,946,683	—	—
Large Cap Index Fund	18,598,039	52,982,755	—	—
Small Cap Index Fund	35,573,406	48,735,173	—	—
International Index Fund	8,316,241	11,836,420	—	—
Balanced Fund	7,120,388	8,780,000	—	—
Bond Fund	22,951,900	18,331,733	—	8,532,578

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the financial performance of each Fund for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions).

STATE FARM VARIABLE PRODUCT TRUST LARGE CAP EQUITY FUND

(For a share outstanding throughout each period)

	Year ended December 31,
	2013	2012	2011	2010	2009
Net asset value, beginning of period	$8.61	$7.49	$7.59	$6.74	$5.59

Income from Investment Operations
Net investment income (a)	0.10	0.13	0.09	0.06	0.07
Net gain (loss) on investments (both realized and unrealized)	2.77	1.12	(0.10)	0.85	1.15

Total from investment operations	2.87	1.25	(0.01)	0.91	1.22

Less Distributions
Net investment income	(0.10)	(0.13)	(0.09)	(0.06)	(0.07)
Net realized gain	—	—	—	—	—

Total distributions	(0.10)	(0.13)	(0.09)	(0.06)	(0.07)

Net asset value, end of period	$11.38	$8.61	$7.49	$7.59	$6.74

Total Return	33.33%	16.63%	(0.12)%	13.55%	21.84%

Net assets, end of period (millions)	$55.0	$42.2	$36.6	$36.5	$31.5

Ratios to average net assets assuming expense reductions
Expenses	0.70%	0.70%	0.70%	0.70%	0.70%
Net investment income	0.95%	1.52%	1.19%	0.89%	1.24%

Ratios to average net assets absent expense reductions
Expenses	0.72%	0.75%	0.75%	0.75%	0.78%
Net investment income	0.93%	1.47%	1.14%	0.84%	1.16%

Portfolio turnover rate	68%	58%	42%	57%	70%

(a)	Average shares outstanding for the period were used to calculate net investment income per share.

See accompanying notes to financial statements.	105

STATE FARM VARIABLE PRODUCT TRUST SMALL/MID CAP EQUITY FUND

(For a share outstanding throughout each period)

	Year ended December 31,
	2013	2012	2011	2010	2009
Net asset value, beginning of period	$11.06	$9.41	$9.64	$7.80	$6.00

Income from Investment Operations
Net investment income (a)	0.01	0.11	0.02	0.03	0.03
Net gain (loss) on investments (both realized and unrealized)	3.83	1.56	(0.22)	1.83	1.78

Total from investment operations	3.84	1.67	(0.20)	1.86	1.81

Less Distributions
Net investment income	(0.12)	(0.02)	(0.03)	(0.02)	(0.01)
Net realized gain	(1.66)	—	—	—	—

Total distributions	(1.78)	(0.02)	(0.03)	(0.02)	(0.01)

Net asset value, end of period	$13.12	$11.06	$9.41	$9.64	$7.80

Total Return	34.96%	17.77%	(2.08)%	23.89%	30.12%

Net assets, end of period (millions)	$61.1	$45.9	$39.5	$40.6	$32.4

Ratios to average net assets assuming expense reductions
Expenses	0.90%	0.90%	0.90%	0.90%	0.90%
Net investment income	0.09%	1.03%	0.25%	0.36%	0.42%

Ratios to average net assets absent expense reductions
Expenses	0.95%	0.96%	0.97%	0.99%	1.02%
Net investment income	0.04%	0.97%	0.18%	0.27%	0.30%

Portfolio turnover rate	115%	92%	87%	108%	131%

(a)	Average shares outstanding for the period were used to calculate net investment income per share.

106	See accompanying notes to financial statements.

STATE FARM VARIABLE PRODUCT TRUST INTERNATIONAL EQUITY FUND

(For a share outstanding throughout each period)

	Year ended December 31,
	2013	2012	2011	2010	2009
Net asset value, beginning of period	$9.76	$8.23	$9.75	$8.82	$6.55

Income from Investment Operations
Net investment income (a)	0.12	0.13	0.12	0.09	0.09
Net gain (loss) on investments (both realized and unrealized)	1.63	1.45	(1.47)	1.01	2.36

Total from investment operations	1.75	1.58	(1.35)	1.10	2.45

Less Distributions
Net investment income	(0.17)	(0.05)	(0.17)	(0.17)	(0.18)
Net realized gain	—	—	—	—	—

Total distributions	(0.17)	(0.05)	(0.17)	(0.17)	(0.18)

Net asset value, end of period	$11.34	$9.76	$8.23	$9.75	$8.82

Total Return	17.97%	19.19%	(13.79)%	12.52%	37.35%

Net assets, end of period (millions)	$47.4	$40.6	$34.2	$40.0	$35.2

Ratios to average net assets assuming expense reductions
Expenses	1.00%	1.00%	1.00%	1.00%	1.00%
Net investment income	1.10%	1.47%	1.28%	1.05%	1.19%

Ratios to average net assets absent expense reductions
Expenses	1.18%	1.21%	1.29%	1.36%	1.53%
Net investment income	0.92%	1.26%	0.99%	0.69%	0.66%

Portfolio turnover rate	77%	47%	57%	66%	65%

(a)	Average shares outstanding for the period were used to calculate net investment income per share.

See accompanying notes to financial statements.	107

STATE FARM VARIABLE PRODUCT TRUST LARGE CAP EQUITY INDEX FUND

(For a share outstanding throughout each period)

	Year ended December 31,
	2013	2012	2011	2010	2009
Net asset value, beginning of period	$14.10	$12.67	$12.50	$11.20	$9.04

Income from Investment Operations
Net investment income (a)	0.29	0.28	0.23	0.20	0.19
Net gain (loss) on investments (both realized and unrealized)	4.16	1.73	(0.01)	1.45	2.16

Total from investment operations	4.45	2.01	0.22	1.65	2.35

Less Distributions
Net investment income (b)	(0.30)	(0.25)	—	(0.21)	(0.19)
Net realized gain	(0.40)	(0.33)	(0.05)	(0.14)	—

Total distributions	(0.70)	(0.58)	(0.05)	(0.35)	(0.19)

Net asset value, end of period	$17.85	$14.10	$12.67	$12.50	$11.20

Total Return	32.01%	15.72%	1.83%	14.73%	26.07%

Net assets, end of period (millions)	$599.5	$487.9	$454.4	$478.6	$445.4

Ratios to average net assets
Expenses (c)	0.29%	0.29%	0.31%	0.32%	0.32%
Net investment income	1.80%	2.02%	1.79%	1.75%	2.02%

Portfolio turnover rate	3%	4%	4%	5%	5%

(a)	Average shares outstanding for the period were used to calculate net investment income per share.
(b)	Distributions from net investment income represent less than $0.01 per share in 2011.
(c)	The effect of expense reimbursements is less than 0.005%.

108	See accompanying notes to financial statements.

STATE FARM VARIABLE PRODUCT TRUST SMALL CAP EQUITY INDEX FUND

(For a share outstanding throughout each period)

	Year ended December 31,
	2013	2012	2011	2010	2009
Net asset value, beginning of period	$10.85	$9.79	$10.82	$8.64	$6.89

Income from Investment Operations
Net investment income (a)	0.09	0.16	0.08	0.08	0.07
Net gain (loss) on investments (both realized and unrealized)	4.05	1.39	(0.56)	2.18	1.75

Total from investment operations	4.14	1.55	(0.48)	2.26	1.82

Less Distributions
Net investment income	(0.11)	(0.14)	(0.08)	(0.08)	(0.06)
Net realized gain	(0.89)	(0.35)	(0.47)	—	(0.01)

Total distributions	(1.00)	(0.49)	(0.55)	(0.08)	(0.07)

Net asset value, end of period	$13.99	$10.85	$9.79	$10.82	$8.64

Total Return	38.27%	15.90%	(4.53)%	26.12%	26.39%

Net assets, end of period (millions)	$309.2	$238.1	$218.7	$244.2	$208.0

Ratios to average net assets assuming expense reductions
Expenses	0.49%	0.50%	0.50%	0.50%	0.50%
Net investment income	0.68%	1.46%	0.72%	0.83%	0.94%

Ratios to average net assets absent expense reductions
Expenses	0.50%	0.51%	0.51%	0.52%	0.53%
Net investment income	0.67%	1.45%	0.71%	0.81%	0.91%

Portfolio turnover rate	13%	14%	14%	13%	22%

(a)	Average shares outstanding for the period were used to calculate net investment income per share.

See accompanying notes to financial statements.	109

STATE FARM VARIABLE PRODUCT TRUST INTERNATIONAL EQUITY INDEX FUND

(For a share outstanding throughout each period)

	Year ended December 31,
	2013	2012	2011	2010	2009
Net asset value, beginning of period	$11.86	$10.34	$12.24	$11.67	$9.35

Income from Investment Operations
Net investment income (a)	0.31	0.31	0.32	0.25	0.24
Net gain (loss) on investments (both realized and unrealized)	2.18	1.55	(1.85)	0.59	2.37

Total from investment operations	2.49	1.86	(1.53)	0.84	2.61

Less Distributions
Net investment income	(0.34)	(0.34)	(0.33)	(0.27)	(0.29)
Net realized gain (b)	—	—	(0.04)	—	—

Total distributions	(0.34)	(0.34)	(0.37)	(0.27)	(0.29)

Net asset value, end of period	$14.01	$11.86	$10.34	$12.24	$11.67

Total Return	20.96%	18.00%	(12.50)%	7.18%	28.01%

Net assets, end of period (millions)	$316.8	$270.4	$236.9	$280.1	$272.9

Ratios to average net assets
Expenses	0.67%	0.68%	0.69%	0.67%	0.71%
Net investment income	2.41%	2.84%	2.73%	2.19%	2.42%

Portfolio turnover rate	3%	3%	2%	4%	4%

(a)	Average shares outstanding for the period were used to calculate net investment income per share.
(b)	Distributions from net realized gain represent less than $0.01 per share in 2012 and 2009.

110	See accompanying notes to financial statements.

STATE FARM VARIABLE PRODUCT TRUST STOCK AND BOND BALANCED FUND

(For a share outstanding throughout each period)

	Year ended December 31,
	2013	2012	2011	2010	2009
Net asset value, beginning of period	$13.54	$12.41	$12.36	$11.39	$9.76

Income from Investment Operations
Net investment income (a)	0.33	0.30	0.16	0.30	0.30
Net gain (loss) on investments (both realized and unrealized)	2.08	1.03	0.28	1.00	1.74

Total from investment operations	2.41	1.33	0.44	1.30	2.04

Less Distributions
Net investment income	(0.32)	(0.17)	(0.31)	(0.32)	(0.41)
Net realized gain (b)	(0.19)	(0.03)	(0.08)	(0.01)	—

Total distributions	(0.51)	(0.20)	(0.39)	(0.33)	(0.41)

Net asset value, end of period	$15.44	$13.54	$12.41	$12.36	$11.39

Total Return	17.97%	10.77%	3.72%	11.46%	21.06%

Net assets, end of period (millions)	$90.4	$81.2	$78.3	$81.0	$76.7

Ratios to average net assets assuming expense reductions
Expenses (c)	0.00%	0.00%	0.00%	0.00%	0.00%
Net investment income	2.23%	2.24%	1.30%	2.51%	2.92%

Ratios to average net assets absent expense reductions
Expenses (c)	0.08%	0.09%	0.09%	0.07%	0.07%
Net investment income	2.15%	2.15%	1.21%	2.44%	2.85%

Portfolio turnover rate	8%	4%	2%	8%	3%

(a)	Average shares outstanding for the period were used to calculate net investment income per share.
(b)	Distributions from net realized gain represent less than $0.01 per share in 2009.
(c)	Expense ratios relate to the Balanced Fund only and do not reflect the Fund’s proportionate share of the expenses of the underlying funds.

See accompanying notes to financial statements.	111

STATE FARM VARIABLE PRODUCT TRUST BOND FUND

(For a share outstanding throughout each period)

	Year ended December 31,
	2013	2012	2011	2010	2009
Net asset value, beginning of period	$10.97	$10.94	$10.61	$10.43	$9.71

Income from Investment Operations
Net investment income	0.33	0.34	0.36	0.39	0.45
Net gain (loss) on investments (both realized and unrealized)	(0.55)	0.03	0.33	0.18	0.72

Total from investment operations	(0.22)	0.37	0.69	0.57	1.17

Less Distributions
Net investment income	(0.33)	(0.34)	(0.36)	(0.39)	(0.45)
Net realized gain	—	—	—	—	—

Total distributions	(0.33)	(0.34)	(0.36)	(0.39)	(0.45)

Net asset value, end of period	$10.42	$10.97	$10.94	$10.61	$10.43

Total Return	(2.06)%	3.45%	6.58%	5.54%	12.25%

Net assets, end of period (millions)	$168.8	$174.4	$175.4	$173.7	$170.4

Ratios to average net assets
Expenses	0.58%	0.58%	0.58%	0.58%	0.58%
Net investment income	3.06%	3.13%	3.31%	3.70%	4.42%

Portfolio turnover rate	14%	8%	15%	18%	7%

112	See accompanying notes to financial statements.

STATE FARM VARIABLE PRODUCT TRUST MONEY MARKET FUND

(For a share outstanding throughout each period)

		Year ended December 31,
	2013	2012	2011	2010	2009
Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00

Income from Investment Operations
Net investment income (a)	—	—	—	—	—

Total from investment operations	—	—	—	—	—

Less Distributions
Net investment income (b)	—	—	—	—	—

Total distributions	—	—	—	—	—

Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00

Total Return	0.00%	0.00%	0.00%	0.00%	0.03%

Net assets, end of period (millions)	$35.9	$36.5	$40.0	$42.8	$46.4

Ratios to average net assets assuming expense reductions
Expenses (c)	0.08%	0.10%	0.11%	0.16%	0.28%
Net investment income	0.00%	0.00%	0.00%	0.00%	0.03%

Ratios to average net assets absent expense reductions
Expenses	0.63%	0.59%	0.58%	0.53%	0.55%
Net investment income	(0.55)%	(0.49)%	(0.47)%	(0.37)%	(0.24)%

(a)	Net investment income represents less than $0.01 per share in 2009.
(b)	Distributions from net investment income represent less than $0.01 per share in 2009.
(c)	The expense ratio for 2013, 2012, 2011, 2010 and 2009 includes the effect of the voluntary fee waiver from SFIMC described in Note 6 under Fees and Other Transactions with Affiliates.

See accompanying notes to financial statements.	113

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To The Board of Trustees and Shareholders of the

State Farm Variable Product Trust:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Large Cap Equity Fund, Small/Mid Cap Equity Fund, International Equity Fund, Large Cap Equity Index Fund, Small Cap Equity Index Fund, International Equity Index Fund, Stock and Bond Balanced Fund, Bond Fund and Money Market Fund, nine funds comprising the State Farm Variable Product Trust (the “Funds”) at December 31, 2013, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2013 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The financial highlights of the Funds for the periods ended December 31, 2010 and prior were audited by another independent registered public accounting firm whose report dated February 22, 2011 expressed an unqualified opinion on those financial highlights.

PricewaterhouseCoopers LLP

Chicago, Illinois

February 25, 2014

Management Information – State Farm Variable Product Trust, December 31, 2013 (unaudited)

I. Information about Non-Interested (Independent) Trustees of State Farm Variable Product Trust

Name, Address, and Age	Position(s) Held with Fund	Length of Time Served and Term of Office	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years

Thomas M. Mengler One State Farm Plaza Bloomington, Illinois 61710 Age 60	Trustee	Began service in 1998 and serves until successor is elected or appointed.	PRESIDENT – St. Mary’s University (since 6/2012); DEAN and PROFESSOR OF LAW – University of St. Thomas School of Law (before 6/2012); TRUSTEE – State Farm Mutual Fund Trust, State Farm Associates’ Funds Trust.	28	None
James A. Shirk One State Farm Plaza Bloomington, Illinois 61710 Age 69	Trustee	Began service in 1997 and serves until successor is elected or appointed.	DIRECTOR and PRESIDENT – Beer Nuts, Inc. (manufacturer of snack foods); PRESIDENT/OWNER – Tiehack Development Company (land developer); TRUSTEE – State Farm Mutual Fund Trust, State Farm Associates’ Funds Trust.	28	None
Victor J. Boschini One State Farm Plaza Bloomington, Illinois 61710 Age 57	Trustee	Began service in 2001 and serves until successor is elected or appointed.	CHANCELLOR – Texas Christian University; TRUSTEE – State Farm Mutual Fund Trust, State Farm Associates’ Funds Trust.	28	None
David L. Vance One State Farm Plaza Bloomington, Illinois 61710 Age 61	Trustee	Began service in 2001 and serves until successor is elected or appointed.	EXECUTIVE DIRECTOR (since 8/2012) – Center for Talent Reporting, Inc. (nonprofit dedicated to improving the management of human capital); PRESIDENT/OWNER (since 7/2010) – Poudre River Press LLC (book publisher); CONSULTANT/ PRESIDENT/OWNER – Manage Learning LLC (consults with organizations on learning strategy, governance, measurement, and evaluation); ADJUNCT FACULTY (since 2/2010) – Bellevue University and University of Southern Mississippi; TRUSTEE – State Farm Mutual Fund Trust, State Farm Associates’ Funds Trust.	28	None
Alan R. Latshaw One State Farm Plaza Bloomington, Illinois 61710 Age 62	Trustee	Began service in 2005 and serves until successor is elected or appointed.	RETIRED; TRUSTEE – State Farm Mutual Fund Trust, State Farm Associates’ Funds Trust.	28	TRUSTEE – MainStay Funds (79 portfolios)
Anita M. Nagler One State Farm Plaza Bloomington, Illinois 61710 Age 57	Trustee	Began service in 2006 and serves until successor is elected or appointed.	DIRECTOR – Baron Capital Group, Inc. (investment adviser and distributor of mutual funds); PRIVATE INVESTOR; TRUSTEE – State Farm Mutual Fund Trust, State Farm Associates’ Funds Trust.	28	None
Diane L. Wallace One State Farm Plaza Bloomington, IL 61710 Age 55	Trustee	Began service in 2013 and serves until successor is elected or appointed.	RETIRED; TRUSTEE – State Farm Mutual Fund Trust, State Farm Associates’ Funds Trust.	28	None

Management Information – State Farm Variable Product Trust, December 31, 2013 (unaudited)

II. Information about Interested Trustees/Officers of State Farm Variable Product Trust

Name, Address, and Age	Position(s) Held with Fund	Length of Time Served and Term of Office	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years
Edward B. Rust, Jr.* One State Farm Plaza Bloomington, Illinois 61710 Age 63	Trustee and Chairperson of the Board	Began service as Trustee in 1997 and serves until successor is elected or appointed. Began service as Chairperson of the Board in 2012 and serves until removed.	CHAIRMAN OF THE BOARD, CHIEF EXECUTIVE OFFICER, PRESIDENT and DIRECTOR – State Farm Mutual Automobile Insurance Company; PRESIDENT and DIRECTOR – State Farm VP Management Corp., State Farm Investment Management Corp.; TRUSTEE, PRESIDENT (before 12/2012) and CHAIRPERSON OF THE BOARD (since 12/2012) – State Farm Mutual Fund Trust, State Farm Associates’ Funds Trust.	28

DIRECTOR – McGraw–Hill Financial (financial ratings/ information); DIRECTOR – Caterpillar, Inc. (manufacturer of heavy equipment and earth–moving machinery); DIRECTOR – Helmerich & Payne, Inc. (energy exploration and production company)

Michael L. Tipsord* One State Farm Plaza Bloomington, Illinois 61710 Age 54	Trustee and President	Began service as Trustee in 2002 and serves until successor is elected or appointed. Began service as President in 2012 and serves until removed.	VICE CHAIRMAN and CHIEF OPERATING OFFICER (since 12/2010), CHIEF FINANCIAL OFFICER (before 12/2010) and DIRECTOR – State Farm Mutual Automobile Insurance Company; DIRECTOR, SENIOR VICE PRESIDENT and TREASURER – State Farm Investment Management Corp., State Farm VP Management Corp.; TRUSTEE, SENIOR VICE PRESIDENT and TREASURER (before 12/2012) and PRESIDENT (since 12/2012) – State Farm Mutual Fund Trust, State Farm Associates’ Funds Trust.	28	DIRECTOR – Navigant Consulting, Inc. (international consulting firm)

*	Messrs. Rust and Tipsord are “interested” Trustees as defined by the Investment Company Act of 1940 because of their respective positions with State Farm Variable Product Trust, State Farm VP Management Corp., State Farm Investment Management Corp. and with the affiliates of these companies.

Management Information – State Farm Variable Product Trust, December 31, 2013 (unaudited)

III. Information about Officers of State Farm Variable Product Trust

Name, Address, and Age	Position(s) Held with Fund	Length of Time Served and Term of Office	Principal Occupation(s) During the Past 5 Years
Paul J. Smith One State Farm Plaza Bloomington, Illinois 61710 Age 50	Senior Vice President and Treasurer	Began service in June 2011 as Senior Vice President and in December 2012 as Treasurer and serves until removed.

CHIEF FINANCIAL OFFICER (since 12/2010), TREASURER (since 6/2009), SENIOR VICE PRESIDENT (3/2007 – 1/2013) and EXECUTIVE VICE PRESIDENT (since 1/2013) – State Farm Mutual Automobile Insurance Company; DIRECTOR (since 3/2011) and SENIOR VICE PRESIDENT (since 12/2009) – State Farm Investment Management Corp., State Farm VP Management Corp.; SENIOR VICE PRESIDENT (since 6/2011) and TREASURER (since 12/2012) – State Farm Mutual Fund Trust, State Farm Associates’ Funds Trust.

Joe R. Monk Jr. One State Farm Plaza Bloomington, IL 61710 Age 50	Senior Vice President	Began service in March 2011 and serves until removed.	SENIOR VICE PRESIDENT, CHIEF ADMINISTRATIVE OFFICER (since 4/2010) and OPERATIONS VICE PRESIDENT (6/2008 – 4/2010) – State Farm Life Insurance Company; SENIOR VICE PRESIDENT – MUTUAL FUNDS (since 1/2011), VICE PRESIDENT – HEALTH (since 4/2010) and OPERATIONS VICE PRESIDENT – HEALTH (6/2008 – 4/2010) – State Farm Mutual Automobile Insurance Company; DIRECTOR and SENIOR VICE PRESIDENT (since 7/2010) – State Farm Investment Management Corp., State Farm VP Management Corp.; SENIOR VICE PRESIDENT (since 3/2011) – State Farm Mutual Fund Trust, State Farm Associates’ Funds Trust.
Mark D. Mikel Three State Farm Plaza Bloomington, Illinois 61791 Age 43	Vice President and Secretary	Began service in December 2012 and serves until removed.	ASSISTANT VICE PRESIDENT – MUTUAL FUNDS (since 12/2012) and MUTUAL FUNDS DIRECTOR (before 12/2012) – State Farm Mutual Automobile Insurance Company; ASSISTANT SECRETARY – TREASURER – State Farm Investment Management Corp., State Farm VP Management Corp.; VICE PRESIDENT and SECRETARY (since 12/2012) – State Farm Mutual Fund Trust, State Farm Associates’ Funds Trust.
David R. Grizzle Three State Farm Plaza Bloomington, Illinois 61791 Age 54	Chief Compliance Officer and Assistant Secretary– Treasurer	Began service as Assistant Secretary– Treasurer in 2001 and as Chief Compliance Officer in 2006 and serves until removed.	CHIEF COMPLIANCE OFFICER and ASSISTANT SECRETARY – TREASURER – State Farm Mutual Fund Trust, State Farm Associates’ Funds Trust, State Farm Investment Management Corp.; DIRECTOR – MUTUAL FUNDS – State Farm Mutual Automobile Insurance Company; ASSISTANT SECRETARY – TREASURER – State Farm VP Management Corp.
Joseph P. Young One State Farm Plaza Bloomington, IL 61710 Age 50	Vice President	Began service in December 2011 and serves until removed.	VICE PRESIDENT – FIXED INCOME (since 12/2011), ASSISTANT VICE PRESIDENT – FIXED INCOME (6/2011 – 12/2011) – State Farm Mutual Automobile Insurance Company; VICE PRESIDENT – FIXED INCOME (3/1998 – 5/2011) – Nationwide Insurance; VICE PRESIDENT (since 3/2012) – State Farm Investment Management Corp.; VICE PRESIDENT since (12/2011) – State Farm Mutual Fund Trust, State Farm Associates’ Funds Trust.
Dick Paul One State Farm Plaza Bloomington, IL 61710 Age 54	Vice President	Began service in March 2012 and serves until removed.	VICE PRESIDENT – LIFE/HEALTH/MUTUAL FUNDS (since 1/2012), OPERATIONS VICE PRESIDENT – LIFE/HEALTH (5/2009 – 2/2012), EXECUTIVE ASSISTANT (1/2009 – 5/2009) and ASSISTANT VICE PRESIDENT – MUTUAL FUNDS (8/2005 – 1/2009) – State Farm Mutual Automobile Insurance Company; VICE PRESIDENT (since 3/2012) – State Farm Investment Management Corp., State Farm VP Management Corp., State Farm Mutual Fund Trust and State Farm Associates’ Funds Trust.

The Trust’s Statement of Additional Information (“SAI”) includes additional information about the Trustees of the Trust, and the SAI is available without charge upon request. Call toll-free 1-888-702-2307 to request a copy of the SAI.

State Farm VP Management Corp
(Underwriter and Distributor of Securities Products)
One State Farm Plaza
Bloomington, IL 61710-0001

FORWARDING SERVICE REQUESTED

U.S. POSTAGE
PAID
LANCASTER, PA
PERMIT NO. 1275

PRESORTED STANDARD

StateFarm™

Issued by:

State Farm Life Insurance Company
(Not licensed in MA, NY, or WI)
State Farm Life and Accident Assurance Company
(Licensed in NY and WI)
Home Office, Bloomington, Illinois

State Farm VP Management Corp.
(Underwriter and Distributor of Securities Products)
One State Farm Plaza
Bloomington, Illinois 61710-0001
1-888-702-2307

statefarm.com®

| Not FDIC Insured | • May Lose Value<br>• No Bank Guarantee |
|---|---|

231-3571.16-CH

AP2014/02/0338

2-2014
Printed in U.S.A.

ITEM 2.	CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrants’ principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions (each a “covered person”). During the period covered by this Form N-CSR, registrant did not make any amendment to any provisions of such code of ethics that applies to a covered person and that relates to any element of such code set forth in paragraph (b) of Item 2 of Form N-CSR, and registrant did not grant any waiver from such code of ethics provisions. Registrant hereby undertakes to provide a copy of such code of ethics to any person upon request, without charge. To request a copy of the code of ethics, contact the registrant at 1-888-702-2307.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Registrant’s board of trustees has determined that Alan Latshaw and Anita Nagler, members of the registrant’s Audit Committee, each have all of the attributes to be deemed an “audit committee financial expert,” as such term is defined in Instruction 2(b) to Item 3 of Form N-CSR. Mr. Latshaw and Ms. Nagler are “independent” as such term is defined in paragraph (a)(2) of Item 3 of Form N-CSR.

As indicated in Instruction 2(d) to Item 3 of Form N-CSR, a person who is determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert pursuant to this Item 3 of Form N-CSR. The designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations, or liability that are greater than the duties, obligations, and liability imposed on such person as a member of the Audit Committee and board of trustees in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not affect the duties, obligations, or liability of any other member of the Audit Committee or board of trustees.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)	Audit Fees
Billed to registrant for fiscal year ending December 31, 2013: $271,356
Billed to registrant for fiscal year ending December 31, 2012: $233,130

The audit fees for December 31, 2013 are based on amounts billed and expected to be billed to registrant by the registrant’s independent registered public accountant and include an estimated amount from the registrant’s independent registered public accountant for the out-of-pocket expenses it expects to bill to registrant for that time period.

(b)	Audit-Related Fees
Billed to registrant for fiscal year ending December 31, 2013: $0
Billed to registrant for fiscal year ending December 31, 2012: $0
The nature of the services comprising the fees disclosed under this category: not applicable Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Reg. S-X:
Billed for fiscal year ending December 31, 2013: $0
Billed for fiscal year ending December 31, 2012: $0
The nature of the services comprising the fees disclosed under this category: not applicable
(c)	Tax Fees
Billed to registrant for fiscal year ending December 31, 2013: $47,725
Billed to registrant for fiscal year ending December 31, 2012: $43,750
The nature of the services comprising the fees disclosed under this category:

Includes fees for reviewing the registrant’s compliance with tax qualification tests relating to asset diversification, gross income, and distribution requirements to maintain the registrant’s status as a Regulated Investment Company under current provisions of the Internal Revenue Code. Also includes fees for reviewing the registrant’s tax returns (federal, state, and excise), a review of income tax and excise tax positions, and issues and tax accounting methods with respect to the registrant.

Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Reg. S-X:
Billed for fiscal year ending December 31, 2013: $0
Billed for fiscal year ending December 31, 2012: $0

The nature of the services comprising the fees disclosed under this category: not applicable

(d)		All Other Fees
Billed to registrant for fiscal year ending December 31, 2013: $0
Billed to registrant for fiscal year ending December 31, 2012: $0

The nature of the services comprising the fees disclosed under this category include: not applicable

Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Reg. S-X:
Billed for fiscal year ending December 31, 2013: $20,600
Billed for fiscal year ending December 31, 2012: $20,000

The nature of the services comprising the fees disclosed under this category:

The fees were billed to registrant’s transfer agent, State Farm Investment Management Corp., by the registrant’s independent registered public accountant. These fees related to the performance of an internal control review of the internal controls of the registrant’s transfer agent and issuance of a report in accordance with Rule 17Ad-13 under the Securities Exchange Act of 1934 by the registrant’s independent registered public accountant.

(e)(1)		The Audit Committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X:

The Audit Committee (the “Committee”) will approve and recommend to the Board, the selection, retention or termination of the independent registered public accountants of the Trust, and review the independent registered public accountant’s fees to determine whether those fees appear to be appropriate for the services rendered.

	a.	Any engagement shall be pursuant to a written engagement letter approved by the Committee, which shall provide, among other things, that:

- the Committee shall be directly responsible for the appointment, compensation and oversight of the independent registered public accountants; and

- the independent registered public accountants shall report directly to the Committee.

	b.	Pre-approve any engagement of the independent registered public accountants to provide any services(other than the prohibited non-audit services specified in section c. below)to the Trust, or to SFIMC [State Farm Investment Management Corp.] and any entity controlling, controlled by, or under common control with SFIMC that provides ongoing services to the Trust(if the engagement relates directly to the operations and financial reporting of the Trust), including the fees and other compensation to be paid to the independent registered public accountants. The Chairman of the Committee may grant such pre-approval. Any such delegated pre-approval shall be presented to the Committee by the Chairman at the next meeting of the Committee.

(1)	Pre-approval of non-audit services for the Trust is waived, if:

	a.	the aggregate amount of all non-audit services provided to the Trust is less than 5% of the total fees paid by the Trust to its independent registered public accountants during the fiscal year in which the non-audit services are provided;

			b.	the services were not recognized by management at the time of the engagement as non-audit services; and

			c.	such services are promptly brought to the attention of the Committee by management and the Committee approves them (which may be by delegation as provided for above) prior to the completion of the audit.

		(2)	Pre-approval of non-audit services for SFIMC or any entity controlling, controlled by, or under common control with SFIMC that provides ongoing services to the Trust is waived, if:

			a.	the aggregate amount of all non-audit services provided is less than 5% of the total fees paid by the Trust, SFIMC and any entity controlling, controlled by, or under common control with SFIMC that provides ongoing services to the Trust to its independent registered public accountants during the fiscal year in which the non-audit services are provided that would have to be pre-approved;

			b.	the services were not recognized by management at the time of the engagement as non-audit services; and

			c.	such services are promptly brought to the attention of the Committee by management and the Committee approves them (which may be by delegation) prior to the completion of the audit.

	c.	The independent registered public accountants shall not perform any of the following non-audit services for the Trust:

		(1)	bookkeeping or other services related to the accounting records or financial statements of the Trust;

		(2)	financial information systems design and implementation;

		(3)	appraisal or valuation services, fairness opinions, or contribution-in-kind reports;

		(4)	actuarial services;

		(5)	internal audit outsourcing services;

		(6)	management functions or human resources;

		(7)	broker or dealer, investment adviser, or investment banking services;

		(8)	legal services and expert services unrelated to the audit; and

		(9)	any other services that the Public Company Accounting Oversight Board determines are impermissible.

(e)(2)	The percentage of services described in each of paragraphs (b) through (d) of this Item that were rendered to the registrant and approved by the Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X:

	Paragraph (b)	Paragraph (c)	Paragraph (d)
Fiscal year ending December 31, 2013:	not applicable	not applicable	not applicable
Fiscal year ending December 31, 2012:	not applicable	not applicable	not applicable

The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X:

	Paragraph (b)	Paragraph (c)	Paragraph (d)
Fiscal year ending December 31, 2013:	not applicable	0%	100%
Fiscal year ending December 31, 2012:	not applicable	0%	100%

(f)	Not applicable.

(g)	Aggregate non-audit fees billed by the registrant’s accountant for services rendered to registrant:

Fiscal year ending December 31, 2013:	$47,725
Fiscal year ending December 31, 2012:	$43,750

Aggregate non-audit fees billed by the registrant’s accountant for services rendered to registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser):

Fiscal year ending December 31, 2013:	$20,600
Fiscal year ending December 31, 2012:	$20,000

Aggregate non-audit fees billed by the registrant’s accountant for services rendered to an entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

Fiscal year ending December 31, 2013:	$0
Fiscal year ending December 31, 2012:	$0

(h)	Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	INVESTMENTS.

(a)	The information required by this Item 6(a) is included as part of the report to shareholders under Item 1 of this Form N-CSR.

(b)	Not applicable.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There were no material changes to the procedures by which shareholders may recommend nominees to the State Farm Variable Product Trust Board of Trustees.

ITEM 11.	CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer evaluated the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”) (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of this report (the “Evaluation Date”), and based on their evaluation as of the Evaluation Date of these controls and procedures as required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934 (17 CFR 240.13a-15(b) or 240.15d-15(b)) (as applicable), concluded that the registrant’s disclosure controls and procedures are effective.

(b) No change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d))) occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)(1) Not applicable.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)): Attached hereto as EX-99.CERT.

(a)(3) Not applicable.

(b) Certification of principal executive officer and principal financial officer required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Securities Exchange Act of 1934 (17 CFR 240.13a-14(b) or 240.15d-14(b))(as applicable), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350): Attached hereto as EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

State Farm Variable Product Trust

By	/s/ Michael L. Tipsord
Michael L. Tipsord
President

Date     February 27, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Michael L. Tipsord
Michael L. Tipsord
President

Date     February 27, 2014

By	/s/ Paul J. Smith
Paul J. Smith
Senior Vice President and Treasurer

Date     February 27, 2014